AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2020

1933 Act File No. 002-97596
1940 Act File No. 811-04297

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
Pre-Effective Amendment No. ___ [ ]
Post-Effective Amendment No. 162 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
Amendment No. 163 [X]

VANECK FUNDS
(Exact Name of Registrant as Specified in Charter)

666 Third Avenue
New York, NY 10017
(Address of Principal Executive Office) (Zip Code)

212-293-2000
Registrant's Telephone Number

Jonathan R. Simon, Esq.
Senior Vice President and General Counsel
Van Eck Associates Corporation
666 Third Avenue, 9th Floor
New York, NY 10017
(Name and Address of Agent for Service)

Copy to:
Alison M. Fuller, Esq. Stradley Ronon Stevens & Young LLP 2000K Street, N.W. Suite 700 Washington, D.C. 20006-1871

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective: (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)
[ X ]	On May 1, 2020 pursuant to paragraph (b)

[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on [date] pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on [date] pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box: [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
MAY 1, 2020
VanEck Funds
Emerging Markets Fund
Class A: GBFAX / Class C: EMRCX / Class I: EMRIX / Class Y: EMRYX / Class Z: EMRZX
Global Hard Assets Fund
Class A: GHAAX / Class C: GHACX / Class I: GHAIX / Class Y: GHAYX
International Investors Gold Fund
Class A:INIVX / Class C: IIGCX / Class I: INIIX / Class Y: INIYX

These securities have not been approved or disapproved either by the
U.S. Securities and Exchange Commission (SEC), or by any State Securities
Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus.

Any claim to the contrary is a criminal offense.

800.826.2333    vaneck.com

1

EMERGING MARKETS FUND (CLASS A, C, I, Y, Z)

SUMMARY INFORMATION
INVESTMENT OBJECTIVE
The Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.
FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for Class A sales charge discounts if you and your family (includes spouse and children under age 21) invest, or agree to invest in the future, at least $25,000, in the aggregate, in Classes A and C of the VanEck Funds. More information about these and other discounts is available from your financial professional and in the “Shareholder Information-Sales Charges” section of this prospectus, in the “Availability of Discounts” section of the Fund’s Statement of Additional Information (“SAI”) and, with respect to purchases of shares through specific intermediaries, in Appendix A to this prospectus, entitled “Intermediary Sales Charge Discounts and Waivers”. Investors may pay commissions and/or other forms of compensation to an intermediary, such as a broker, for transactions in Class Z shares, which are not reflected in the table or the example below.
Shareholder Fees
(fees paid directly from your investment)

	Class A	Class C	Class I	Class Y	Class Z
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0.00%	0.00%	0.00%	0.00%
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the net asset value or purchase price)	0.00%[1]	1.00%	0.00%	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I	Class Y	Class Z
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other Expenses[2]	0.53%	0.57%	0.41%	0.43%	0.52%
Total Annual Fund Operating Expenses	1.53%	2.32%	1.16%	1.18%	1.27%
Fee Waivers and/or Expense Reimbursements[3]	0.00%	0.00%	-0.16%	-0.08%	-0.37%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements	1.53%	2.32%	1.00%	1.10%	0.90%

[1]	A contingent deferred sales charge for Class A shares of 1.00% for one year applies to redemptions of qualified commissionable shares purchased at or above the $1 million breakpoint level.

[2]	Other expenses of Class Z are based on estimated amounts for the current fiscal year.

[3]
Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.60% for Class A, 2.50% for Class C, 1.00% for Class I, 1.10% for Class Y, and 0.90% for Class Z of the Fund’s average daily net assets per year until May 1, 2021. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and applies fee waivers and/or expense reimbursements, if any, for the periods indicated above under “Annual Fund Operating Expenses.” Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

1

EMERGING MARKETS FUND (CLASS A, C, I, Y, Z) (continued)

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$722	$1,031	$1,361	$2,294
Class C	Sold	$335	$724	$1,240	$2,656
	Held	$235	$724	$1,240	$2,656
Class I	Sold or Held	$102	$353	$623	$1,395
Class Y	Sold or Held	$112	$367	$641	$1,425
Class Z	Sold or Held	$92	$366	$661	$1,501

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal conditions, the Fund invests at least 80% of its net assets in securities of companies that are organized in, maintain at least 50% of their assets in, or derive at least 50% of their revenues from, emerging market countries. The Adviser has broad discretion to identify countries that it considers to qualify as emerging markets. The Adviser selects emerging market countries that the Fund will invest in based on the Adviser’s evaluation of economic fundamentals, legal structure, political developments and other specific factors the Adviser believes to be relevant.
Utilizing qualitative and quantitative measures, the Fund’s portfolio manager seeks to invest in reasonably-priced companies that have strong structural growth potential. The portfolio manager seeks attractive investment opportunities in all areas of emerging markets, and utilizes a flexible investment approach across all market capitalizations.
The Fund’s holdings may include issues denominated in currencies of emerging market countries, investment companies (like country funds) that invest in emerging market countries, and American Depositary Receipts, and similar types of investments, representing emerging market securities.
The Fund may invest up to 20% of its net assets in securities issued by other investment companies, including exchange-traded funds (“ETFs”). The Fund may also invest in money market funds, but these investments are not subject to this limitation. The Fund may invest in ETFs to participate in, or gain exposure to, certain market sectors, or when direct investments in certain countries are not permitted or available. The Fund may also invest in restricted securities, including Rule 144A securities.
PRINCIPAL RISKS
There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.
Chinese Issuers. Investing in securities of Chinese companies involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility; (ii) currency revaluations and other currency exchange rate fluctuations or blockage; (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation; (iv) the risk of nationalization or expropriation of assets; (v) the risk that the Chinese government may decide not to continue to support economic reform programs; (vi) limitations on the use of brokers; (vii) higher rates of inflation; (viii) greater political, economic and social uncertainty; (ix) market volatility caused by any potential regional or territorial conflicts or natural disasters and (x) the risk of increased trade tariffs, embargoes and other trade limitations. Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.
Risk of Investing in the Communication Services Sector. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the communication services sector. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of communications products and services due to technological advancement.

2

Direct Investments. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.
Emerging Market Securities. Emerging market securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging market securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade.
Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.
Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.
Investments in Other Investment Companies. The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.
Investments through Stock Connect. The Fund’s investments in Chinese A-shares through Stock Connect will be subject to investment quotas and trading restrictions which may pose risks to the Fund. In addition, uncertainty in the People’s Republic of China (“PRC”) tax rules may result in unexpected tax liabilities for the Fund.
Management. Investment decisions made by the Adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected by the Adviser, may cause a decline in the value of the securities held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.
Market Risk . The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide.  An investment in the Fund may lose money.
Operational. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Restricted Securities Risk. The Fund may hold securities that are restricted as to resale under the U.S. Federal securities laws, such as securities in certain privately held companies. Such securities may be highly illiquid and their values may experience significant volatility. Restricted securities may be difficult to value.
Sectors. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the financial services, industrials, communication and consumer discretionary sectors.
Small- and Medium-Capitalization Companies. Securities of small- and medium-sized companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.
PERFORMANCE
The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. For instance, the MSCI Emerging Markets Investable Markets Index is an all market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Investable Markets Index consists of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.

3

EMERGING MARKETS FUND (CLASS A, C, I, Y, Z) (continued)

Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the VanEck website at vaneck.com.
The Fund’s Class Z shares commenced operations on September 16, 2019, and therefore, no performance information is shown for the Fund’s Class Z shares.
CLASS A: Annual Total Returns (%) as of 12/31

Best Quarter:	+21.57%	1Q '12
Worst Quarter:	-25.88%	3Q '11

Average Annual Total Returns as of 12/31/19	1 Year	5 Years	10 Years	Life of Class
Class A Shares (12/20/93)
Before Taxes	22.09%	3.98%	5.13%	—
After Taxes on Distributions[1]	21.58%	3.96%	5.08%	—
After Taxes on Distributions and Sale of Fund Shares	13.34%	3.15%	4.13%	—
Class C Shares (10/3/03)
Before Taxes	27.51%	4.39%	4.91%	—
Class I Shares (12/31/07)
Before Taxes	30.11%	5.74%	6.27%	—
Class Y Shares (4/30/10)
Before Taxes	30.07%	5.64%	—	5.66%
MSCI Emerging Markets Investable Markets Index
(reflects no deduction for fees, expenses or taxes except withholding taxes)	17.65%	5.30%	3.60%	—

[1]
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. These returns are shown for one class of shares only; after-tax returns for the other classes may vary. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or Investment Retirement Account.

4

PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation
Portfolio Managers.
David Semple has been Portfolio Manager of the Fund since 2002. Angus Shillington has been Deputy Portfolio Manager of the Fund since 2014. Mr. Shillington has worked at the Adviser as a Senior Analyst since 2009.
PURCHASE AND SALE OF FUND SHARES
In general, shares of the Fund may be purchased or redeemed on any business day, primarily through financial representatives such as brokers or advisers, or directly by eligible investors through the Fund’s transfer agent. Purchase minimums for Classes A, C and Y shares are $1,000 for an initial purchase and $100 for a subsequent purchase, with no purchase minimums for any purchase through a retirement or pension plan account, for any “wrap fee” account and similar programs offered without a sales charge by certain financial institutions and third-party recordkeepers and/or administrators, and for any account using the Automatic Investment Plan, or for any other periodic purchase program. Class Z shares have no initial or subsequent purchase minimums, although financial intermediaries may have their own minimums. Purchase minimums for Class I shares are $1 million for an initial purchase and no minimum for a subsequent purchase; the initial minimum may be reduced or waived at the Adviser’s discretion.
TAX INFORMATION
The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax advantaged retirement account, such as a 401(k) plan or an individual retirement account (IRA), in which case your distributions may be taxed as ordinary income when withdrawn from such account.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

5

GLOBAL HARD ASSETS FUND (CLASS A, C, I, Y)

SUMMARY INFORMATION
INVESTMENT OBJECTIVE
The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.
FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for Class A sales charge discounts if you and your family (includes spouse and children under age 21) invest, or agree to invest in the future, at least $25,000, in the aggregate, in Classes A and C of the VanEck Funds. More information about these and other discounts is available from your financial professional and in the “Shareholder Information-Sales Charges” section of this prospectus, in the “Availability of Discounts” section of the Fund’s SAI and, with respect to purchases of shares through specific intermediaries, in Appendix A to this prospectus, entitled “Intermediary Sales Charge Discounts and Waivers”.
Shareholder Fees
(fees paid directly from your investment)

	Class A	Class C	Class I	Class Y
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0.00%	0.00%	0.00%
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the net asset value or purchase price)	0.00%[1]	1.00%	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I	Class Y
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	0.35%	0.44%	0.09%	0.24%
Total Annual Fund Operating Expenses	1.60%	2.44%	1.09%	1.24%
Fee Waivers and/or Expense Reimbursements[2]	-0.22%	-0.24%	-0.14%	-0.11%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements	1.38%	2.20%	0.95%	1.13%

[1]	A contingent deferred sales charge for Class A shares of 1.00% for one year applies to redemptions of qualified commissionable shares purchased at or above the $1 million breakpoint level.

[2]
Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.38% for Class A, 2.20% for Class C, 0.95% for Class I, and 1.13% for Class Y of the Fund’s average daily net assets per year until May 1, 2021. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and applies fee waivers and/or expense reimbursements, if any, for the periods indicated above under “Annual Fund Operating Expenses.” Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

6

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$707	$1,031	$1,376	$2,348
Class C	Sold	$323	$738	$1,279	$2,758
	Held	$223	$738	$1,279	$2,758
Class I	Sold or Held	$97	$333	$587	$1,316
Class Y	Sold or Held	$115	$383	$670	$1,490

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal conditions, the Fund invests at least 80% of its net assets in securities of hard assets companies and instruments that derive their value from hard assets. Hard assets include precious metals (including gold), base and industrial metals, energy, natural resources and other commodities. A hard assets company is a company that derives, directly or indirectly, at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets. The Fund concentrates its investments in the securities of hard assets companies and instruments that derive their value from hard assets.
The Fund may invest without limitation in any one hard assets sector and is not required to invest any portion of its assets in any one hard assets sector. The Fund may invest in securities of companies located anywhere in the world, including the U.S. Under ordinary circumstances, the Fund will invest in securities of issuers from a number of different countries, and may invest any amount of its assets in emerging markets. The Fund may invest in securities of companies of any capitalization range. Utilizing qualitative and quantitative measures, the Fund’s investment management team selects equity securities of companies that it believes represent value opportunities and/or that have growth potential. Candidates for the Fund’s portfolio are evaluated based on their relative desirability using a wide range of criteria and are regularly reviewed to ensure that they continue to offer absolute and relative desirability.
The Fund may use derivative instruments, such as structured notes, warrants, currency forwards, futures contracts, options and swap agreements, to gain or hedge exposure to hard assets, hard assets companies and other assets. The Fund may enter into foreign currency transactions to attempt to moderate the effect of currency fluctuations. The Fund may write covered call options on portfolio securities to the extent that the value of all securities with respect to which covered calls are written does not exceed 10% of the Fund’s net asset value. The Fund may also invest up to 20% of its net assets in securities issued by other investment companies, including exchange-traded funds (“ETFs”). The Fund may also invest in money market funds, but these investments are not subject to this limitation. The Fund may invest in ETFs to participate in, or gain exposure to, certain market sectors, or when direct investments in certain countries are not permitted or available.
PRINCIPAL RISKS
There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.
Canadian Issuers. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in natural resources sectors could have an adverse impact on the Canadian economy. The Canadian economy is dependent on and may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor. Reduction in spending on Canadian products and services or changes in the U.S. economy may adversely impact the Canadian economy.
Commodities and Commodity-Linked Derivatives. Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, disease, acts of terrorism, natural disasters, and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.

7

GLOBAL HARD ASSETS FUND (CLASS A, C, I, Y) (continued)

Commodities and Commodity-Linked Derivatives Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives were treated as non- qualifying income, the Fund may fail to qualify as a regulated investment company and/or be subject to federal income tax at the Fund level. The uncertainty surrounding the treatment of certain derivative instruments under the qualification tests for a regulated investment company may limit the Fund’s use of such derivative instruments.
Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying currency, security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to counterparty risk.
Direct Investments. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.
Emerging Market Securities. Emerging market securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging market securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade.
Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.
Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.
Hard Assets Sectors. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the hard assets sectors (such as the energy and metals sectors). Precious metals and natural resources securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.
Investments in Other Investment Companies. The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.
Management. Investment decisions made by the Adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected by the Adviser, may cause a decline in the value of the securities held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide.  An investment in the Fund may lose money.
Operational. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Small- and Medium-Capitalization Companies. Securities of small- and medium-sized companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.

8

PERFORMANCE
The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, the S&P® North American Natural Resources Sector Index represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry and steel sub-industry. MSCI AC World Daily TR Gross USD Index represents large- and mid-cap companies across 23 developed and 26 emerging market countries. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.
Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the VanEck website at vaneck.com.
CLASS A: Annual Total Returns (%) as of 12/31

Best Quarter:	+23.42%	4Q '10
Worst Quarter:	-27.23%	3Q '15

9

GLOBAL HARD ASSETS FUND (CLASS A, C, I, Y) (continued)

Average Annual Total Returns as of 12/31/19	1 Year	5 Years	10 Years	Life of Class
Class A Shares (11/2/94)
Before Taxes	5.20%	-6.93%	-3.73%	—
After Taxes on Distributions[1]	4.98%	-7.00%	-3.81%	—
After Taxes on Distributions and Sale of Fund Shares	3.24%	-5.10%	-2.67%	—
Class C Shares (11/2/94)
Before Taxes	9.67%	-6.58%	-3.93%	—
Class I Shares (5/1/06)
Before Taxes	12.06%	-5.45%	-2.78%	—
Class Y Shares (4/30/10)
Before Taxes	11.88%	-5.60%	—	-3.69%
S&P® North American Natural Resources Sector Index	17.63%	-1.41%	1.39%	—
(reflects no deduction for fees, expenses or taxes)
MSCI AC World Daily TR Gross USD Index (reflects no deduction for	27.30%	9.00%	9.37%	—
fees, expenses or taxes)

[1]
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. These returns are shown for one class of shares only; after-tax returns for the other classes may vary. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or Investment Retirement Account.

PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation
Portfolio Managers.
Shawn Reynolds has been Portfolio Manager of the Fund since 2010. Charles T. Cameron has been Deputy Portfolio Manager of the Fund since 2016 and a member of the investment team since 1995. Mr. Cameron has also been an investment team member on various funds managed by the Adviser since 1995.
PURCHASE AND SALE OF FUND SHARES
In general, shares of the Fund may be purchased or redeemed on any business day, primarily through financial representatives such as brokers or advisers, or directly by eligible investors through the Fund’s transfer agent. Purchase minimums for Classes A, C and Y shares are $1,000 for an initial purchase and $100 for a subsequent purchase, with no purchase minimums for any purchase through a retirement or pension plan account, for any “wrap fee” account and similar programs offered without a sales charge by certain financial institutions and third-party recordkeepers and/or administrators, and for any account using the Automatic Investment Plan, or for any other periodic purchase program.
Purchase minimums for Class I shares are $1 million for an initial purchase and no minimum for a subsequent purchase; the initial minimum may be reduced or waived at the Adviser’s discretion.
TAX INFORMATION
The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax advantaged retirement account, such as a 401(k) plan or an individual retirement account (IRA), in which case your distributions may be taxed as ordinary income when withdrawn from such account.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

10

INTERNATIONAL INVESTORS GOLD FUND (CLASS A, C, I, Y)

SUMMARY INFORMATION
INVESTMENT OBJECTIVE
The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Fund may take current income into consideration when choosing investments.
FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for Class A sales charge discounts if you and your family (includes spouse and children under age 21) invest, or agree to invest in the future, at least $25,000, in the aggregate, in Classes A and C of the VanEck Funds. More information about these and other discounts is available from your financial professional and in the “Shareholder Information-Sales Charges” section of this prospectus, in the “Availability of Discounts” section of the Fund’s SAI and, with respect to purchases of shares through specific intermediaries, in Appendix A to this prospectus, entitled “Intermediary Sales Charge Discounts and Waivers.”
Shareholder Fees
(fees paid directly from your investment)

	Class A	Class C	Class I	Class Y
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0.00%	0.00%	0.00%
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the net asset value or purchase price)	0.00%[1]	1.00%	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I	Class Y
Management Fees	0.73%	0.73%	0.73%	0.73%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	0.51%	0.58%	0.36%	0.44%
Total Annual Fund Operating Expenses	1.49%	2.31%	1.09%	1.17%
Fee Waivers and/or Expense Reimbursements[2]	-0.04%	-0.11%	-0.09%	-0.07%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements	1.45%	2.20%	1.00%	1.10%

[1]	A contingent deferred sales charge for Class A shares of 1.00% for one year applies to redemptions of qualified commissionable shares purchased at or above the $1 million breakpoint level.

[2]
Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.45% for Class A, 2.20% for Class C, 1.00% for Class I, and 1.10% for Class Y of the Fund’s average daily net assets per year until May 1, 2021. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and applies fee waivers and/or expense reimbursements, if any, for the periods indicated above under “Annual Fund Operating Expenses.” Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

11

INTERNATIONAL INVESTORS GOLD FUND (CLASS A, C, I, Y) (continued)

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$714	$1,015	$1,338	$2,249
Class C	Sold	$323	$711	$1,225	$2,637
	Held	$223	$711	$1,225	$2,637
Class I	Sold or Held	$102	$338	$592	$1,321
Class Y	Sold or Held	$112	$365	$637	$1,414

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal conditions, the Fund invests at least 80% of its net assets in securities of companies principally engaged in gold-related activities, instruments that derive their value from gold, gold coins and bullion. A company principally engaged in gold-related activities is one that derives at least 50% of its revenues from gold-related activities, including the exploration, mining or processing of or dealing in gold. The Fund concentrates its investments in the gold-mining industry and therefore invests 25% or more of its total assets in such industry. The Fund is considered to be “non-diversified” which means that it may invest a larger portion of its assets in a single issuer.
The Fund invests in securities of companies with economic ties to countries throughout the world, including the U.S. Under ordinary circumstances, the Fund will invest in securities of issuers from a number of different countries, which may include emerging market countries. The Fund may invest in non-U.S. dollar denominated securities, which are subject to fluctuations in currency exchange rates, and securities of companies of any capitalization range. The Fund primarily invests in companies that the portfolio manager believes represent value opportunities and/or that have growth potential within their market niche, through their ability to increase production capacity at reasonable cost or make gold discoveries around the world. The portfolio manager utilizes both a macro-economic examination of gold market themes and a fundamental analysis of prospective companies in the search for value and growth opportunities.
The Fund may invest up to 25% of its net assets, as of the date of the investment, in gold and silver coins, gold, silver, platinum and palladium bullion and exchange-traded funds (“ETFs”) that invest primarily in such coins and bullion and derivatives on the foregoing. The Fund’s investments in coins and bullion will not earn income, and the sole source of return to the Fund from these investments will be from gains or losses realized on the sale of such investments.
The Fund may gain exposure to gold bullion and other metals by investing up to 25% of the Fund’s total assets in a wholly owned subsidiary of the Fund (the “Subsidiary”). The Subsidiary primarily invests in gold bullion, gold futures and other instruments that provide direct or indirect exposure to gold, including ETFs, and also may invest in silver, platinum and palladium bullion and futures. The Subsidiary (unlike the Fund) may invest without limitation in these investments. The Fund will “look-through” the Subsidiary to the Subsidiary’s underlying investments for determining compliance with the Fund’s investment policies. For tax reasons, it may be advantageous for the Fund to create and maintain its exposure to the commodity markets, in whole or in part, by investing in the Subsidiary. The portfolio of the Subsidiary is managed by the Adviser for the exclusive benefit of the Fund.
The Fund may use derivative instruments, such as structured notes, futures, options, warrants, currency forwards and swap agreements, to gain or hedge exposure. The Fund may invest up to 20% of its net assets in securities issued by other investment companies, including ETFs. The Fund may also invest in money market funds, but these investments are not subject to this limitation. The Fund may invest in ETFs to participate in, or gain exposure to, certain market sectors, or when direct investments in certain countries are not permitted or available.
PRINCIPAL RISKS
There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.
Canadian Issuers. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in natural resources sectors could have an adverse impact on the Canadian economy. The Canadian economy is dependent on and may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading

12

partner and foreign investor. Reduction in spending on Canadian products and services or changes in the U.S. economy may adversely impact the Canadian economy.
Commodities and Commodity-Linked Derivatives. Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, disease, acts of terrorism, natural disasters, and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.
Commodities and Commodity-Linked Derivatives Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives were treated as non- qualifying income, the Fund might fail to qualify as a regulated investment company and/or be subject to federal income tax at the Fund level. The uncertainty surrounding the treatment of certain derivative instruments under the qualification tests for a regulated investment company may limit the Fund’s use of such derivative instruments.
Concentration in Gold-Mining Industry. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the gold industry. Fluctuations in the price of gold often dramatically affect the profitability of companies in the gold industry.
Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying currency, security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to counterparty risk.
Direct Investments. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.
Emerging Market Securities. Emerging market securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging market securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade.
Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.
Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.
Investments in Other Investment Companies. The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.
Management. Investment decisions made by the Adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected by the Adviser, may cause a decline in the value of the securities held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide.  An investment in the Fund may lose money.

13

INTERNATIONAL INVESTORS GOLD FUND (CLASS A, C, I, Y) (continued)

Non-Diversification. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.
Operational. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Regulatory. Changes in the laws or regulations of the United States or the Cayman Islands, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund or the Subsidiary.
Small- and Medium-Capitalization Companies. Securities of small- and medium-sized companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.
Subsidiary. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act.
PERFORMANCE
The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, the NYSE Arca Gold Miners Index is a modified market capitalization-weighted index comprised of publicly traded companies primarily involved in the mining of gold and silver in locations around the world. MSCI AC World Daily TR Gross USD Index represents large- and mid-cap companies across 23 developed and 26 emerging market countries. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.
Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the VanEck website at vaneck.com.
CLASS A: Annual Total Returns (%) as of 12/31

Best Quarter:	+46.89%	2Q '16
Worst Quarter:	-33.43%	2Q '13

14

Average Annual Total Returns as of 12/31/19	1 Year	5 Years	10 Years	Life of Class
Class A Shares (2/10/56)
Before Taxes	30.04%	7.35%	-3.06%	—
After Taxes on Distributions[1]	28.23%	5.88%	-4.17%	—
After Taxes on Distributions and Sale of Fund Shares	17.90%	5.03%	-2.33%	—
Class C Shares (10/3/03)
Before Taxes	36.12%	7.80%	-3.22%	—
Class I Shares (10/2/06)
Before Taxes	38.61%	9.09%	-2.10%	—
Class Y Shares (4/30/10)
Before Taxes	38.52%	8.99%	—	-3.62%
NYSE Arca Gold Miners Index (reflects no deduction for fees, expenses or taxes, except withholding taxes)	40.89%	10.84%	-3.35%	—
MSCI AC World Daily TR Gross USD Index (reflects no deduction for fees, expenses or taxes)	27.30%	9.00%	9.37%	—

[1]
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. These returns are shown for one class of shares only; after-tax returns for the other classes may vary. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or Investment Retirement Account.

PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation
Portfolio Managers.
Joseph M. Foster has been Portfolio Manager of the Fund since 1998 and a member of the investment team since 1996. Imaru Casanova has been Deputy Portfolio Manager of the Fund since 2014 and a member of the investment team since 2011.
PURCHASE AND SALE OF FUND SHARES
In general, shares of the Fund may be purchased or redeemed on any business day, primarily through financial representatives such as brokers or advisers, or directly by eligible investors through the Fund’s transfer agent. Purchase minimums for Classes A, C and Y shares are $1,000 for an initial purchase and $100 for a subsequent purchase, with no purchase minimums for any purchase through a retirement or pension plan account, for any “wrap fee” account and similar programs offered without a sales charge by certain financial institutions and third-party recordkeepers and/or administrators, and for any account using the Automatic Investment Plan, or for any other periodic purchase program.
Purchase minimums for Class I shares are $1 million for an initial purchase and no minimum for a subsequent purchase; the initial minimum may be reduced or waived at the Adviser’s discretion.
TAX INFORMATION
The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax advantaged retirement account, such as a 401(k) plan or an individual retirement account (IRA), in which case your distributions may be taxed as ordinary income when withdrawn from such account.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

15

II. INVESTMENT OBJECTIVES, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION

This section states each Fund’s investment objective and describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective. This section also provides additional information about the principal risks associated with investing in each Fund.
1. INVESTMENT OBJECTIVES

Fund	Emerging Markets Fund

Objective	The Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

Fund	Global Hard Assets Fund

Objective	The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

Fund	International Investors Gold Fund

Objective
The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Fund may take current income into consideration when choosing investments.

Each Fund’s investment objective is fundamental and may only be changed with shareholder approval.

2. ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS
Commodities and Commodity-Linked Derivatives Risk. (Global Hard Assets Fund and International Investors Gold Fund only.) Commodities include precious metals (such as gold, silver, platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note.
Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, disease, acts of terrorism, natural disasters, and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.
Commodity-Linked “Structured” Securities. Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of the commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index of investment.
Structured Notes. Structured notes expose the Fund economically to movements in commodity prices. The performance of a structured note is determined by the price movement of the commodity underlying the note. A highly liquid secondary market may not exist for structured notes, and there can be no assurance that one will develop. These notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index.
Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and/or be subject to federal income tax at the Fund level. As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended (the “Code”), including income from any financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act. In September 2016 the Internal Revenue Service (“IRS”) announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a regulated investment company that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the

16

1940 Act. The IRS also revoked rulings issued to some funds regarding the treatment of commodity-linked notes held directly by such funds. The uncertainty surrounding the treatment of certain derivative instruments under the qualification tests for a regulated investment company may limit the Fund’s use of such derivative instruments. The Global Hard Assets Fund and the International Investors Gold Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.
Risk of Investing in the Communication Services Sector. (Emerging Markets Fund only.) The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the communication services sector. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of communications products and services due to technological advancement.
Concentration in Gold-Mining Industry Risk. (International Investors Gold Fund only.) The Fund concentrates its investments in the securities of companies engaged in gold-related activities, including exploration, mining, processing, or dealing in gold. The International Investors Gold Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation (including environmental regulation), impacting the gold-mining industry. Fluctuations in the price of gold often dramatically affect the profitability of companies in the gold-mining industry. Changes in the political or economic climate for a large gold producer, such as China or Australia, may have a direct impact on the price of gold worldwide. The value of securities of companies in the gold-mining industry are highly dependent on the price of gold at any given time.
Consumer Discretionary Sector Risk. (Emerging Markets Fund only.) As of December 31, 2019, the Fund invested a significant portion of its assets in companies in the consumer discretionary sector. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the consumer discretionary sector. Companies in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Derivatives Risk. (Global Hard Assets Fund and International Investors Gold Fund only.) The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, currency forwards and structured notes, whose values are derived, at least in part, from the value of one or more indicators, such as a security, asset, index or reference rate.
The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying currency, security, commodity, asset, index or reference rate, which may be magnified by certain features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally committed to initial margin, and more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. There may be imperfect correlation between changes in the market value of a derivative and the value of its underlying reference asset, or in the case of hedging, in the value of the portfolio investment being hedged, and this may be exaggerated in times of market stress or volatility. Many derivatives require the Fund to post margin or collateral or otherwise maintain liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. In order to satisfy margin or other requirements, the Fund may need to sell securities from its portfolio or exit positions at a time when it may be disadvantageous to do so. All of this could, in turn, affect the Fund's ability to fully execute its investment strategies and/or achieve its investment objective. The use of derivatives may increase the amount of taxes payable by shareholders because changes in government regulation of derivatives could affect the character, timing and amount of the Fund’s taxable income or gains. Additionally, the Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to counterparty risk, which is the risk that the Fund's counterparty in a transaction may be unwilling, or unable, to perform its obligations under the transaction. The use of derivatives also involves the risk of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying currency, security, commodity, asset, index or reference rate. Derivatives may be subject to changing government regulation that could impact the Fund's ability to use certain derivatives and their cost.
In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies that would, if adopted, for the most part rescind the guidance of the SEC and its staff regarding asset segregation and cover transactions. Instead of complying with current guidance, the fund would need to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, certain other derivatives risk management program and

17

INVESTMENT OBJECTIVES, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

testing requirements and requirements related to board reporting. These new requirements would apply unless the fund is qualified as a “limited derivatives user,” as defined in the SEC’s proposal. The fund trading reverse repurchase agreements or similar financing transactions would need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio. Reverse repurchase agreements or similar financing transactions would not be included in the calculation of whether the fund is a limited derivatives user, but for the fund subject to the VaR testing, reverse repurchase agreements and similar financing transactions would be included for purposes of such testing. Any new requirements, if adopted, may increase the cost of the fund’s investments and cost of doing business, which could adversely affect investors.
Leverage Risk. (Global Hard Assets Fund and International Investors Gold Fund only.) To the extent that a Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio securities. To manage the risk associated with leveraging, a Fund may segregate liquid assets, or otherwise “cover” its derivatives position in a manner consistent with the 1940 Act and the rules and SEC interpretations thereunder. A Fund may modify its asset segregation policies at any time to comply with any changes in the SEC’s positions regarding asset segregation.
Direct Investments Risk. Direct investments are investments made directly with an enterprise through a shareholder or similar agreement not through publicly traded shares or interests. A Fund will not invest more than 10% of its total assets in direct investments. Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.
Emerging Market Securities Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Securities Risk” and may be particularly sensitive to certain economic changes. Emerging market securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in emerging market countries. Market risks may include economies that concentrate in only a few industries, securities issued that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information. These factors, among others, make investing in issuers located or operating in emerging market countries significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of a Fund’s shares.
Financial Services Sector Risk. (Emerging Markets Fund only.) As of December 31, 2019, the Fund invested a significant portion of its assets in companies in the financial services sectors. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.
Foreign Currency Transactions Risk. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. A Fund may enter into foreign currency transactions either to facilitate settlement transactions or for purposes of hedging exposure to underlying currencies. To manage currency exposure, the Fund may enter into forward currency contracts to “lock in” the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract.
Foreign Securities Risk. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Each Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on a Fund’s investments. Foreign companies also may be subject to significantly higher

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levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.
Foreign companies may become subject to sanctions imposed by the United States, another country or an international organization, which could result in the immediate freeze of the foreign companies’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign companies and limit a Fund’s ability to buy, sell, receive or deliver the securities. A Fund may invest indirectly in foreign securities through depositary receipts, such as American Depositary Receipts (ADRs), which involve risks similar to those associated with direct investments in such securities.
Hard Assets Sectors Risk. (Global Hard Assets Fund only.) The Fund concentrates its investments in the securities of hard assets companies and instruments that derive their value from hard assets. Hard assets include precious metals (including gold), base and industrial metals, energy, natural resources, and other commodities.
The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation (including environmental regulation), impacting the hard assets sectors. Specifically, the energy sector can be affected by changes in the prices of and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Precious metals and natural resources securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices. Additionally, companies engaged in the production and distribution of hard assets may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Industrials Sector Risk. (Emerging Markets Fund only). As of December 31, 2019, the Fund invested a significant portion of its assets in companies in the industrials sector. To the extent that it continues to invest significantly in the industrials sector, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Risks of Investing in Australian Issuers. (International Investors Gold Fund only.) As of December 31, 2019, the Fund invested a significant portion of its assets in securities of Australian issuers. Investment in Australian issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the agricultural and mining sectors. As a result, the Australian economy is susceptible to fluctuations in the commodity markets. The Australian economy is also becoming increasingly dependent on its growing services industry. The Australian economy is dependent on trading with key trading partners, including the United States, China, Japan, Singapore and certain European countries. Reduction in spending on Australian products and services, or changes in any of the economies, may cause an adverse impact on the Australian economy. Additionally, Australia is located in a part of the world that has historically been prone to natural disasters, such as wildfires, hurricanes and droughts, and is economically sensitive to environmental events. Any such event may adversely impact the Australian economy, causing an adverse impact on the value of the Fund.
Risks of Investing in Canadian Issuers. (Global Hard Assets Fund and International Investors Gold Fund only.) As of December 31, 2019, each Fund invested a significant portion of its assets in securities of Canadian issuers. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in natural resources sectors could have an adverse impact on the Canadian economy. The Canadian economy is dependent on and may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor. Reduction in spending on Canadian products and services or changes in the U.S. economy may adversely impact the Canadian economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, all three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which addressed economic and security related issues. However, political developments in the United States, including ratification of the successor agreement to NAFTA, may have implications for the trade arrangements between the United States and Canada, which could negatively affect the value of the securities held by the Funds. These agreements may further increase Canada’s dependency on the U.S. economy. Past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market and such demands may continue to have this effect in the future. In addition, certain sectors of Canada’s economy may be subject to foreign ownership limitations. This may negatively impact a Fund’s ability to invest in Canadian issuers.
Investments in Chinese Issuers Risk. (Emerging Markets Fund only.) As of December 31, 2019, the Fund invested a significant portion of its assets in securities of Chinese issuers, including Hong Kong and Taiwan. Investing in securities of Chinese

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INVESTMENT OBJECTIVES, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

companies involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility; (ii) currency revaluations and other currency exchange rate fluctuations or blockage; (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation; (iv) the risk of nationalization or expropriation of assets; (v) the risk that the Chinese government may decide not to continue to support economic reform programs; (vi) limitations on the use of brokers; (vii) higher rates of inflation; (viii) greater political, economic and social uncertainty; (ix) market volatility caused by any potential regional or territorial conflicts or natural disasters or other disasters, such as the recent coronavirus outbreak and; (x) the risk of increased trade tariffs, embargoes and other trade limitations. In addition, the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. The Chinese government may do so in the future as well, potentially having a significant adverse effect on economic conditions in China. Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The current political climate and the further escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, as each country has recently imposed tariffs on the other country's products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
Risks of Investing in Indian Issuers Risk. (Emerging Markets Fund only.) As of December 31, 2019, the Fund invested a significant portion of its assets in securities of Indian issuers. Investing in securities of Indian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, greater government control over the economy, political and legal uncertainty, currency fluctuations or blockage of foreign currency exchanges and the risk of nationalization or expropriation of assets. Issuers in India are subject to less stringent requirements regarding accounting, auditing and financial reporting than are issuers in more developed markets, and therefore, all material information may not be available or reliable. In addition, religious and border disputes persist in India. India has experienced civil unrest and hostilities with neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states. India has also experienced acts of terrorism that have targeted foreigners, which have had a negative impact on tourism, an important sector of the Indian economy. The Indian securities markets are smaller than securities markets in more developed economies and are subject to greater price volatility. Indian stock exchanges have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and strikes by brokers that have affected the market price and liquidity of the securities of Indian companies. In addition, the governing bodies of the Indian stock exchanges have from time to time restricted securities from trading, limited price movements and restricted margin requirements. Further, from time to time, disputes have occurred between listed companies and the Indian stock exchanges and other regulatory bodies that, in some cases, have had a negative effect on market sentiment. Certain restrictions on foreign investment may decrease the liquidity of the Fund's portfolio. In addition, the Reserve Bank of India, the Indian counterpart of the Federal Reserve Bank in the United States, imposes certain limits on the foreign ownership of Indian securities. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in India.
Risks of Investing in Other Investment Companies. Each Fund may invest up to 20% of its net assets in securities issued by other investment companies (excluding money market funds), including open end and closed end funds and ETFs, subject to the limitations under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds’ investments in money market funds are not subject to this limitation.
A Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

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Risks of Investing Through Stock Connect. (Emerging Markets Fund only.) The Fund may invest in Chinese A-shares listed and traded on the Shanghai or Shenzhen Stock Exchanges through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time.
Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in Stock Connect A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the People’s Republic of China (“PRC”), which could pose risks to the Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of HKSCC, Hong Kong’s clearing entity, at the China Securities Depository and Clearing Corporation Limited (“CSDCC”). The Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. The Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. PRC law did not historically recognize the concept of beneficial ownership; while PRC regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in the PRC by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.
A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-shares. Therefore, the Fund’s investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Stock Connect. Stock Connect is only available on days when markets in both the PRC and Hong Kong are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so. Since the inception of Stock Connect, foreign investors (including the Fund) investing in A-shares through Stock Connect have been temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-shares. Dividends are subject to PRC corporate income tax on a withholding basis at 10% unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Additionally, uncertainties in permanent PRC tax rules governing taxation of income and gains from investments in Stock Connect A-shares could result in unexpected tax liabilities for the Fund. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.
Management Risk. Investment decisions made by the Adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected by the Adviser, may cause a decline in the value of the securities held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide.  Overall securities values could decline generally or could underperform other investments. An investment in the Fund may lose money.
Non-Diversification Risk. (International Investors Gold Fund only.) A non-diversified fund may invest a larger portion of its assets in a single issuer than a “diversified” fund. A “diversified” fund is required by the 1940 Act, generally, with respect to 75% of the value of its total assets, to invest not more than 5% of such assets in the securities of a single issuer and not to hold more than 10% of the outstanding voting securities of a single issuer. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.
Operational Risk. An investment in a Fund involves “operational risk”-the risk arising from the Fund’s operations. Each Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.

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INVESTMENT OBJECTIVES, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

Regulatory Risk. (International Investors Gold Fund only.) The Fund and the Subsidiary are subject to the laws and regulated by the governments of the United States and/or the Cayman Islands, respectively. Changes in the laws or regulations of the United States or the Cayman Islands, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund or the Subsidiary.
Investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal income tax requirements of Subchapter M of the Code. Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Historically, in many cases a fund intending to utilize a subsidiary for commodities investments would apply to the IRS to obtain a private letter ruling that income from the fund’s investment in a subsidiary would constitute qualifying income for purposes of Subchapter M. However, in March 2019, the IRS issued final regulations permitting regulated investment companies to treat income from investments such as the International Investors Gold Fund’s Subsidiary as qualifying income for purposes of Subchapter M even if the Subsidiary does not make a distribution of that income such that funds no longer need to rely upon private letter ruling. Accordingly, the Fund expects to invest its assets in the Subsidiary, consistent with applicable law and the advice of counsel, in a manner that should permit the Fund to treat income allocable from the Subsidiary as qualifying income. Should the IRS take action that adversely affects the tax treatment of the Fund’s use of the Subsidiary, it could limit the Fund’s ability to pursue its investment objective as described. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.
Risk of Investing in Small- and Medium-Capitalization Companies. Securities of small- and medium-sized companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. The stocks of small- and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.
Restricted Securities Risk. (Emerging Markets Fund only.) Regulation S and Rule 144A securities are restricted securities. Restricted securities are securities that are not registered under the Securities Act. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable. The Fund may not be able to sell a restricted security promptly or at a reasonable time or price. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards the Fund’s limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.
Subsidiary Risk. (International Investors Gold Fund only.) By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary, including ETFs that invest in gold bullion, are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus.
The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could eliminate or severely limit the Fund’s ability to invest in the Subsidiary which may adversely affect the Fund and its shareholders.
3. ADDITIONAL INVESTMENT STRATEGIES
DERIVATIVES
(Emerging Markets Fund as a non-principal strategy only. See “Additional Information about Principal Investment Strategies and Risks-Derivatives Risk” for information about the Global Hard Assets Fund’s and the International Investors Gold Fund’s use of derivatives.) The Fund may use derivative instruments, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, to gain or hedge exposure. The value of a derivative instrument is derived, at least in part, from the value of one or more indicators, such as a currency, security, commodity, asset, index or reference rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying currency, security, commodity, asset, index or reference rate, which may be magnified by certain features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally committed to initial margin, and more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. There may be imperfect correlation between changes in the market value of a derivative and the value of its underlying reference asset, or in the case of hedging, in the value of the portfolio investment being hedged, and this may be

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exaggerated in times of market stress or volatility. Many derivatives require the Fund to post margin or collateral or otherwise maintain liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. In order to satisfy margin or other requirements, the Fund may need to sell securities from its portfolio or exit positions at a time when it may be disadvantageous to do so. All of this could, in turn, affect the Fund's ability to fully execute its investment strategies and/or achieve its investment objective. The use of derivatives may increase the amount of taxes payable by shareholders because changes in government regulation of derivatives could affect the character, timing and amount of the Fund’s taxable income or gains. Additionally, the Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to counterparty risk, which is the risk that the Fund's counterparty in a transaction may be unwilling, or unable, to perform its obligations under the transaction. The use of derivatives also involves the risk of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying currency, security, commodity, asset, index or reference rate. Derivatives may be subject to changing government regulation that could impact the Fund's ability to use certain derivatives and their cost.
In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies that would, if adopted, for the most part rescind the guidance of the SEC and its staff regarding asset segregation and cover transactions. Instead of complying with current guidance, the fund would need to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, certain other derivatives risk management program and testing requirements and requirements related to board reporting. These new requirements would apply unless the fund is qualified as a “limited derivatives user,” as defined in the SEC’s proposal. The fund trading reverse repurchase agreements or similar financing transactions would need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio. Reverse repurchase agreements or similar financing transactions would not be included in the calculation of whether the fund is a limited derivatives user, but for the fund subject to the VaR testing, reverse repurchase agreements and similar financing transactions would be included for purposes of such testing. Any new requirements, if adopted, may increase the cost of the fund’s investments and cost of doing business, which could adversely affect investors.

ADDITIONAL REGULATORY CONSIDERATIONS
With respect to each Fund, the Adviser has claimed an exclusion from the definition of a "commodity pool operator" ("CPO") under the U.S. Commodity Exchange Act of 1936, as amended ("CEA"), and the rules of the U.S. Commodity Futures Trading Commission ("CFTC") and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to each Fund, the Adviser is relying upon a related exclusion from the definition of a "commodity trading advisor" ("CTA") under the CEA and the rules of the CFTC. The terms of the CPO exclusion require a Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts. Because the Adviser and the Funds intend to comply with the terms of the CPO exclusion, a Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective to limit its investments in these types of instruments. The Funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser's reliance on these exclusions, or the Funds, the Subsidiary, their investment strategies or this prospectus.
INVESTMENTS IN OTHER EQUITY AND FIXED INCOME SECURITIES
The investments of the Funds may include, but not be limited to, common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents.
INVESTING DEFENSIVELY
Each Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.
SECURITIES LENDING
Each Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers or other institutions. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrowings must be collateralized in full with cash, U.S. government securities or high-quality letters of credit.
A Fund could experience delays and costs in recovering the securities loaned or in gaining access to the securities lending collateral. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement

23

INVESTMENT OBJECTIVES, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral and which is invested is subject to market appreciation and depreciation.
4. OTHER INFORMATION AND POLICIES
BENEFICIARIES OF CONTRACTUAL ARRANGEMENTS
VanEck Funds (the “Trust”) enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, administrator and distributor, who provide services to the Funds. Shareholders of the Funds are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce such contractual arrangements against the service providers or to seek any remedy under such contractual arrangements against the service providers, either directly or on behalf of the Trust.
This prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of a Fund. None of this prospectus, the Statement of Additional Information (“SAI”) or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.
CHANGING A FUND’S 80% POLICY
A Fund’s policy of investing “at least 80% of its net assets” (which includes net assets plus any borrowings for investment purposes) may be changed by the Board of Trustees the (“Board”) without a shareholder vote, as long as shareholders are given 60 days notice of the change.
CYBER SECURITY
The Funds and their service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations; and operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber attacks against or security breakdowns of the Funds or their service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Funds to process transactions; the inability to calculate the Funds’ net asset value; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Funds may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Funds invest, which may cause the Funds’ investments in such issuers to lose value. There can be no assurance that the Funds or their service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.
PORTFOLIO HOLDINGS INFORMATION
Generally, it is the Funds’ and Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Funds’ portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.
Portfolio holdings information for the Funds is available to all investors on the VanEck website at vaneck.com. Information regarding the Funds’ top holdings and country and sector weightings, updated as of each month-end, is also located on this website. Generally, this information is posted to the website within 10 business days of the end of the applicable month. This information generally remains available on the website until new information is posted. Each Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.
PORTFOLIO INVESTMENTS
The percentage limitations relating to the composition of a Fund’s portfolio apply at the time the Fund acquires an investment. A subsequent increase or decrease in percentage resulting from a change in the value of portfolio securities or the total or net assets of the Fund will not be considered a violation of the restriction.

24

III. SHAREHOLDER INFORMATION

1. HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES
Each of Global Hard Assets Fund and International Investors Fund offers Class A, Class C, Class I and Class Y shares. Emerging Markets Fund offers Class A, Class C, Class I, Class Y and Class Z shares. Information related to how to buy, sell, exchange and transfer shares is discussed below. See the “Minimum Purchase” section for information related to initial and subsequent minimum investment amounts. The minimum investment amounts vary by share class.
Through a Financial Intermediary
Primarily, accounts are opened through a financial intermediary (broker, bank, adviser or agent). Please contact your financial intermediary for details.
Through the Transfer Agent, DST Systems, Inc., an SS&C Company (DST)
You may buy (purchase), sell (redeem), exchange, or transfer ownership of Class A, Class C and Class I shares directly through DST by mail or telephone, as stated below. For Class Y and Z shares, shareholders must open accounts and transact business through a financial intermediary.
The Funds’ mailing address at DST is:
VanEck Funds
P.O. Box 218407
Kansas City, MO 64121-8407
For overnight delivery:
VanEck Funds
210 W. 10th St., 8th Fl.
Kansas City, MO 64105-1802
Non-resident aliens cannot make a direct investment to establish a new account in the Funds, but may invest through their broker or agent.
To telephone the Funds at DST, call VanEck Account Assistance at 800-544-4653.
Purchase by Mail
To make an initial purchase, complete the VanEck Account Application and mail it with your check made payable to VanEck Funds. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, starter checks, money orders, travelers checks, cashier checks, checks drawn on a foreign bank, or checks not in U.S. dollars. There are separate applications for VanEck retirement accounts (see “Retirement Plans” for details). For further details, see the application or call Account Assistance.
Telephone Redemption-Proceeds by Check 800-345-8506
If your account has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). You automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent settlement instructions, or by written notice to DST. All accounts are eligible for the privilege except those registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including VanEck sponsored retirement plans.
Expedited Redemption-Proceeds by Wire 800-345-8506
If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. The Funds reserve the right to waive the minimum amount. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.
Written Redemption
Your written redemption (sale) request must include:

■	Fund and account number.

■	Number of shares or dollar amount to be redeemed, or a request to sell “all shares.”

■
Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

■	Special instructions, including bank wire information or special payee or address.
A signature guarantee for each account holder will be required if:

■	The redemption is for $50,000 or more.

25

SHAREHOLDER INFORMATION (continued)

■	The redemption amount is wired.

■	The redemption amount is paid to someone other than the registered owner.

■	The redemption amount is sent to an address other than the address of record.

■	The address of record has been changed within the past 30 days.
Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.
Telephone Exchange 800-345-8506
If your account has the optional Telephone Exchange Privilege, you can exchange between Funds of the same Class without any additional sales charge. Exchanges of Class C shares are exempt from the Class C contingent deferred redemption charge (CDRC). The new Class C shares received via the exchange will be charged the CDRC applicable to the original Class C shares upon redemption. All accounts are eligible except for omnibus accounts or those registered in street name and certain custodial retirement accounts held by a financial institution other than VanEck. For further details regarding exchanges, please see the application, “Limits and Restrictions” and “Unauthorized Telephone Requests” below, or call Account Assistance.
Written Exchange
Written requests for exchange must include:

■	The fund and account number to be exchanged out of.

■	The fund to be exchanged into.

■	Directions to exchange “all shares” or a specific number of shares or dollar amount.

■
Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

For further details regarding exchanges, please see the applicable information in “Telephone Exchange.”
Certificates
Certificates are not issued for new or existing shares.
Transfer of Ownership
Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.
Redemption Liquidity
Each Fund expects to make redemption payments to the shareholder, or shareholder’s financial intermediary, within 1 to 2 business days following the Fund’s receipt of the redemption transaction from the shareholder, or shareholder’s financial intermediary. The financial intermediary acts on behalf of the shareholder and is responsible for transmitting redemption proceeds to the shareholder. Payment of redemption proceeds by a Fund may take longer than the time a Fund typically expects and may take up to 7 days as permitted by the 1940 Act.
Typically, redemption payments of Fund shares will be made in U.S. dollars. Each Fund generally expects to satisfy redemption requests from available cash holdings and sale of portfolio securities. On a less regular basis, a Fund also may draw on a bank line of credit to meet redemption requests. In stressed market conditions or for a particularly large redemption, a Fund also reserves the right to meet redemption requests through a “redemption in kind” as described below.
Redemption in Kind
Each Fund reserves the right to satisfy redemption requests by making payment in securities (known as a redemption in kind). Redemptions in kind are not routinely used by the Funds. A Fund may, however, use redemptions in kind during particularly stressed market conditions or to manage the impact of a large redemption on the Fund. In such case, the Fund may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received and will bear any market risks associated with such securities until they are converted into cash. A redemption in kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to the redeeming shareholder subject to certain loss limitation rules.
Redemptions Initiated by a Fund
Each Fund reserves the right to redeem your shares in the Fund if the Fund’s Board determines that the failure to so redeem may have materially adverse consequences to the shareholders of the Fund. For additional information, please see “Additional Purchase and Redemption Information-Redemptions Initiated by a Fund” in the SAI.

26

LIMITS AND RESTRICTIONS
Frequent Trading Policy
The Board has adopted policies and procedures reasonably designed to deter frequent trading in shares of each Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of each Fund’s portfolio and may increase a Fund’s expenses and negatively impact the Fund’s performance. As such, each Fund may reject a purchase or exchange transaction or restrict an account from investing in the Fund for any reason if the Adviser, in its sole discretion, believes that a shareholder is engaging in market timing activities that may be harmful to the Fund. Each Fund discourages and does not accommodate frequent trading of shares by its shareholders.
Each Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because frequent traders may attempt to take advantage of time zone differences between the foreign markets in which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). Each Fund’s investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. Each Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to potential price arbitrage. However, there is no guarantee that a Fund’s net asset value will immediately reflect changes in market conditions.
Each Fund uses a variety of techniques to monitor and detect abusive trading practices, such as monitoring purchases, redemptions and exchanges that meet certain criteria established by the Fund, and making inquiries with respect to such trades. If a transaction is rejected or an account restricted due to suspected market timing, the investor or his or her financial adviser will be notified.
With respect to trades that occur through omnibus accounts at intermediaries, such as broker-dealers and third party administrators, each Fund requires all such intermediaries to agree to cooperate in identifying and restricting market timers in accordance with the Fund’s policies and will periodically request customer trading activity in the omnibus accounts based on certain criteria established by the Fund. There is no assurance that a Fund will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.
Although each Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. As some investors may use various strategies to disguise their trading practices, a Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the ability and/or willingness of such intermediaries to monitor for these activities.
For further details, contact Account Assistance.
Unauthorized Telephone Requests
Like most financial organizations, VanEck, the Funds and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller’s identity and authority to act on the account are not followed.
If you do not want to authorize the Telephone Exchange or Redemption privilege on your eligible account, you must refuse it on the Account Application, broker/agent settlement instructions, or by written notice to DST. VanEck, the Funds, and DST reserve the right to reject a telephone redemption, exchange, or other request without prior notice either during or after the call. For further details, contact Account Assistance.
AUTOMATIC SERVICES
Automatic Investment Plan
You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an Application, contact Account Assistance.
Automatic Exchange Plan
You may authorize DST to periodically exchange a specified dollar amount for your account from one Fund to another Fund. Class C shares are not eligible. For further details and to request an Application, contact Account Assistance.
Automatic Withdrawal Plan
You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more at the current offering price to establish the Plan. Class C shares are not eligible except for automatic withdrawals for the purpose of retirement account distributions. For further details and to request an Application, contact Account Assistance.
MINIMUM PURCHASE
Each class can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services.

27

SHAREHOLDER INFORMATION (continued)

For Class A, Class C and Class Y shares, an initial purchase of $1,000 and subsequent purchases of $100 or more are required for non-retirement accounts. There are no purchase minimums for any retirement or pension plan account, for any account using the Automatic Investment Plan, or for any other periodic purchase program. Minimums may be waived for initial and subsequent purchases through “wrap fee” and similar programs offered without a sales charge by certain financial institutions and third-party recordkeepers and/or administrators.
For Class I shares, an initial purchase by an eligible investor of $1 million is required. The minimum initial investment requirement may be waived or aggregated among investors, in the Adviser’s discretion, for investors in certain fee-based, wrap or other no-load investment programs, and for an eligible Employer-Sponsored Retirement Plan with plan assets of $3 million or more, sponsored by financial intermediaries that have entered into a Class I agreement with VanEck, as well as for other categories of investors. An “Employer-Sponsored Retirement Plan” includes (a) an employer sponsored pension or profit sharing plan that qualifies (a “Qualified Plan”) under section 401(a) of the Code, including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA-covered 403(b) plan; and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer-sponsored IRAs. In addition, members of the Boards of Trustees of VanEck Funds and VanEck VIP Trust and each officer, director and employee of VanEck may purchase Class I shares without being subject to the $1 million minimum initial investment requirement. There are no minimum investment requirements for subsequent purchases to existing accounts. To be eligible to purchase Class I shares, you must also qualify as specified in “How to Choose a Class of Shares.”
Class Z shares have no initial and subsequent purchase minimums, although financial intermediaries may impose their own minimums. To be eligible to purchase Class Z shares, you must also qualify as specified in “How to Choose a Class of Shares” below.
ACCOUNT VALUE AND REDEMPTION
If the value of your account falls below $1,000 for Class A, Class C and Class Y shares and below $500,000 for Class I shares after the initial purchase, each Fund reserves the right to redeem your shares after 30 days notice to you. This does not apply to accounts exempt from purchase minimums as described above.
HOW THE FUND SHARES ARE PRICED
Each Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus any applicable sales charge. Each Fund calculates its NAV per share class every day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.
You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE. Each Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. As a result, the NAV of each Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.
Each Fund’s investments are generally valued based on market quotations which may be based on quotes obtained from a quotation reporting system, established market makers, broker dealers or by an independent pricing service. Short-term debt investments having a maturity of 60 days or less are valued at amortized cost, which approximates the fair value of the security. Assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. When market quotations are not readily available for a portfolio security or other asset, or, in the opinion of the Adviser, are deemed unreliable, a Fund will use the security’s or asset’s “fair value” as determined in good faith in accordance with the Funds’ Fair Value Pricing Policies and Procedures, which have been approved by the Board. As a general principle, the current fair value of a security or other asset is the amount which a Fund might reasonably expect to receive for the security or asset upon its current sale.
The Funds’ Pricing Committee, whose members are selected by the senior management of the Adviser and reported to the Board, is responsible for recommending fair value procedures to the Board and for administering the process used to arrive at fair value prices.
Factors that may cause a Fund’s Pricing Committee to fair value a security include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market, trading in the security has been suspended, or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or the price for the security is “stale” because its price has not changed for five consecutive business days, (4) the Adviser determines that a market quotation is not reliable, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.
In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.

28

Foreign equity securities in which the Funds invest may be traded in markets that close before the time that each Fund calculates its NAV. Foreign equity securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee may apply a fair valuation formula to those foreign equity securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.
Certain of the Funds’ portfolio securities are valued by an independent pricing service approved by the Board. The independent pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such independent pricing service.
There can be no assurance that the Funds could purchase or sell a portfolio security or other asset at the price used to calculate the Funds’ NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Funds’ fair value procedures, there can be material differences between a fair value price at which a portfolio security or other asset is being carried and the price at which it is purchased or sold.
Furthermore, changes in the fair valuation of portfolio securities or other assets may be less frequent, and of greater magnitude, than changes in the price of portfolio securities or other assets valued by an independent pricing service, or based on market quotations.
2. HOW TO CHOOSE A CLASS OF SHARES
The Funds offer four classes of shares (five with respect to Emerging Markets Fund) with different sales charges and 12b-1 fee schedules, designed to provide you with different purchase options according to your investment needs. Class A and Class C shares are offered to the general public and differ in terms of sales charges and ongoing expenses. Class C shares automatically convert to Class A shares eight years after each individual purchase. Class I shares are offered to eligible investors primarily through certain financial intermediaries that have entered into a Class I Agreement with VanEck. The Funds reserve the right to accept direct investments by eligible investors. Class Y shares are offered only to investors through “wrap fee” and similar programs offered without a sales charge by certain financial intermediaries and third-party recordkeepers and/or administrators that have entered into a Class Y agreement with VanEck. Class Z shares are only offered through financial intermediaries that have entered into a Class Z Agreement with VanEck and that make Class Z shares available to their and/or their clients’ programs or plans (e.g., retirement plans). For Class Z shares, investors in programs or plans offered by financial intermediaries may be charged fees or commissions by those financial intermediaries. For additional information, please contact your financial intermediary.
Financial intermediaries making Fund shares available to their clients determine which share class(es) to make available. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial intermediary.

■
CLASS A Shares are offered at net asset value plus an initial sales charge at time of purchase of up to 5.75% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more. For further information regarding sales charges, breakpoints and other discounts, please see below. The 12b-1 fee is 0.25% annually.

■
CLASS C Shares are offered at net asset value with no initial sales charge, but are subject to a contingent deferred redemption charge (“CDRC”) of 1.00% on all redemptions during the first 12 months after purchase. The CDRC may be waived under certain circumstances; please see “Telephone Exchange” and below. The 12b-1 fee is 1.00% annually.

■
CLASS I Shares are offered with no sales charges on purchases, no CDRC, and no 12b-1 fee. To be eligible to purchase Class I (Institutional) shares, you must be an eligible investor that is making or has made a minimum initial investment of at least $1 million (which may be reduced or waived under certain circumstances) in Class I shares of a Fund. Eligible investors in Class I shares include corporations, foundations, family offices and other institutional organizations; high net worth individuals; persons purchasing through certain financial intermediaries or a bank, trust company or similar institution investing for its own account or for the account of a client when such institution has entered into a Class I agreement with VanEck and makes Class I shares available to the client’s program or plan.

■
CLASS Y Shares are offered with no sales charges on purchases, no CDRC, and no 12b-1 fee. To be eligible to purchase Class Y shares, you must be an eligible investor in a “wrap-fee” or other fee-based program, including an Employer-Sponsored Retirement Plan, offered through a financial intermediary that has entered into a Class Y Agreement with VanEck, and makes Class Y shares available to that program or plan. An “Employer-Sponsored Retirement Plan” includes (a) an employer sponsored pension or profit sharing plan

29

SHAREHOLDER INFORMATION (continued)

that qualifies (a “Qualified Plan”) under section 401(a) of the Code, including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA-covered 403(b) plan; and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer-sponsored IRAs.

■
CLASS Z Shares are only offered through financial intermediaries that have entered into a Class Z agreement with VanEck and that make Class Z shares available to their and/ or their clients’ programs or plans. Such financial intermediaries may trade and hold Class Z shares on behalf of other financial intermediaries (including third-party retirement plan recordkeepers). Financial intermediaries determine which of their and/or their clients’ programs or plans may use Class Z shares, and may establish certain minimum investment amounts and/or other criteria. Investors in plans or programs offered by financial intermediaries may be charged fees or commissions by those financial intermediaries. For additional information, please contact your financial intermediary.

Financial intermediaries may offer their clients more than one class of shares of a Fund. Shareholders who own shares of one class of a Fund and who are eligible to invest in another class of the same Fund may be eligible to convert their shares from one class to the other. Shareholders no longer participating in a fee-based program may be subject to conversion of their current class of shares by their financial intermediary to another class of shares of the Fund having expenses that may be higher than the expenses of their current class of shares. The timing and implementation of such conversions are at the discretion of the shareholder’s financial intermediary. For additional information, please contact your financial intermediary or see “Class Conversions” in the SAI. Investors should consider carefully a Fund’s share class expenses and applicable sales charges and fees plus any separate transaction and other fees charged by such intermediaries in connection with investing in each available share class before selecting a share class. It is the responsibility of the financial intermediary and the investor to choose the proper share class and notify DST or VanEck of that share class at the time of each purchase. More information regarding share class eligibility is available in the “How to Buy, Sell, Exchange, or Transfer Shares” section of the prospectus and in “Purchase of Shares” in the SAI.
3. SALES CHARGES
Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the net asset value (NAV) of the shares plus an initial sales charge. A sales charge means that a portion of your initial investment goes toward the sales charge and is not invested. The initial sales charge varies depending upon the size of your purchase, as set forth below, and a percentage is paid to the financial intermediary who sells your Class A shares. No sales charge is imposed where Class A or Class C shares are issued to you pursuant to the automatic investment of income dividends or capital gains distribution. It is the responsibility of the financial intermediary to ensure that the investor obtains the proper “breakpoint” discount. Class C, Class I and Class Y do not have an initial sales charge. Class A does charge a contingent deferred sales charge and Class C does charge a contingent deferred redemption charge as set forth below. For Class Z shares, investors in programs or plans offered by financial intermediaries may be charged fees or commissions by those financial intermediaries. For additional information, please contact your financial intermediary.
Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled "Intermediary Sales Charge Discounts and Waivers." Appendix A is incorporated herein by reference (is legally a part of this prospectus). Such intermediary-specific sales charge discounts and waivers may not be available to purchasers whose accounts are not held at and traded by their intermediary.
In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any facts qualifying the purchaser for sales charge discounts or waivers.

30

Class A Shares Sales Charges
	Sales Charge as a Percentage of
Dollar Amount of Purchase	Offering Price	Net Amount Invested	Percentage to Brokers or Agents[1]
Less than $25,000	5.75%	6.10%	5.00%
$25,000 to less than $50,000	5.00%	5.30%	4.25%
$50,000 to less than $100,000	4.50%	4.70%	3.90%
$100,000 to less than $250,000	3.00%	3.10%	2.60%
$250,000 to less than $500,000	2.50%	2.60%	2.20%
$500,000 to less than $1,000,000	2.00%	2.00%	1.75%
$1,000,000 and over	None[2]

[1]	Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.

[2]
The Distributor may pay a Finder’s Fee of 1.00% to eligible brokers and agents on qualified commissionable shares purchased at or above the $1 million breakpoint level. Such shares may be subject to a 1.00% contingent deferred sales charge if redeemed within one year from the date of purchase. For additional information, see “Contingent Deferred Sales Charge for Class A Shares” below or contact the Distributor or your financial intermediary.

Class C Shares Sales Charges
Year Since Purchase	Contingent Deferred Redemption Charge (CDRC)†
First	1.00% of the lesser of NAV or purchase price
Second and thereafter	None

Class C Broker/Agent Compensation: 1.00% (0.75 of 1.00% distribution fee and 0.25 of 1.00% service fee) of the amount purchased at time of investment.
† Shares will be redeemed in the following order: (1) shares not subject to the CDRC (dividend reinvestment, etc.), (2) first in, first out.
CONTINGENT DEFERRED SALES CHARGE FOR CLASS A SHARES
Class A shares purchased at or above the $1 million breakpoint in accordance with the sales load schedule identified above (referred to as “commissionable” shares) that are redeemed within one year of purchase will be subject to a contingent deferred sales charge (“CDSC”) in the amount of 1.00% of the lesser of the current value of the shares redeemed or the original purchase price of such shares. The CDSC will be paid to the Distributor as reimbursement for any Finder’s Fee previously paid by the Distributor to an eligible broker or agent at the time the commissionable shares were purchased and may be waived by the Distributor if the original purchase did not result in the payment of a Finder’s Fee. For purposes of calculating the CDSC, shares will be redeemed in the following order: (1) first shares that are not subject to the CDSC (e.g., dividend reinvestment shares and other non-commissionable shares) and (2) then other shares on a first in, first out basis. A CDSC will not be charged in connection with an exchange of Class A shares into Class A shares of another VanEck Fund; however, the shares received upon an exchange will be subject to the CDSC if they are subsequently redeemed within one year of the date of the original purchase (subject to the same terms and conditions described above). For further details regarding eligibility for the $1 million breakpoint, please see Section 3. “Sales Charges-Reduced or Waived Sales Charges” below.
REDUCED OR WAIVED SALES CHARGES
You may qualify for a reduced or waived sales charge as stated below, or under other appropriate circumstances. You (or your broker or agent) must notify DST or VanEck at the time of each purchase or redemption whenever a reduced or waived sales charge is applicable. The term “purchase” refers to a single purchase by an individual (including spouse and children under age 21), corporation, partnership, trustee, or other fiduciary for a single trust, estate, or fiduciary account. For further details, see the SAI. The value of shares owned by an individual in Class A and Class C of each of the VanEck Funds may be combined for a reduced sales charge in Class A shares only.
In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it will be necessary at the time of purchase for you to inform your broker or agent (or DST or VanEck, as applicable), of the existence of other accounts in

31

SHAREHOLDER INFORMATION (continued)

which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums and of any facts qualifying the purchaser for sales charge discounts or waivers.
The Funds make available information regarding applicable sales loads, breakpoint discounts, reduced or waived sales charges and eligibility minimums, on their website at vaneck.com, free of charge.
FOR CLASS A SHARES
Right of Accumulation
When you buy shares, the amount you purchase will be combined with the value, at current offering price, of any existing Fund shares you own. This total will determine the sales charge level for which you qualify.
Your purchases eligible for Right of Accumulation reduced sales charge (i.e. breakpoint discount) include Class A shares purchased for individual accounts registered in the name of:

■	You, individually;

■
Your “family member,” defined as your spouse (by marriage or by common law marriage/civil union as recognized by applicable state or federal law) and your children/step-children if under the age of 21;

■	You, when you own shares jointly with another individual(s) who is a non-family member;

■	You or a family member acting as the trustee, custodian, or other acting fiduciary title for a single trust, estate, or fiduciary account;

■	Your sole ownership business or the sole ownership business of a family member on which you or a family member are the authorized signer;

■	Trust Grantor (a trust established by you or a family member who is acting as the grantor of the trust);

■	Trust Beneficiary (a trust established by you or a family member who is the beneficial owner of the trust);

■	A single corporation or partnership.
Combined Purchases
The combined amounts of your multiple purchases in the Funds on a single day determines the sales charge level for which you qualify.
Letter of Intent
If you plan to make purchases of the Fund that are eligible for a right of accumulation discount, as described above, within a 13 month period in Class A shares that total an amount equal to a reduced sales charge level, you can establish a Letter of Intent (LOI) for that amount. Under the LOI, your initial and subsequent purchases during that period receive the sales charge level applicable to that total amount. The amount of a purchase not originally made pursuant to the LOI may be included under a backdated LOI executed within 90 days of such purchase (“accumulation credit”) to fulfill the LOI. For LOIs, out of an initial purchase (or subsequent purchases if necessary), 5% of the specified dollar amount of an LOI will be held in escrow by DST in a shareholder’s account until the shareholder’s total purchases of the Funds pursuant to the LOI plus a shareholder’s accumulation credit (if any) equal the amount specified in the Letter. For further details, see the Application and the SAI.
Persons Affiliated with VanEck
Trustees, officers, and full-time employees (and their families) of the Funds, Adviser or Distributor may buy without a sales charge. Also, employees (and their spouses and children under age 21) of a brokerage firm or bank that has a selling agreement with VanEck, and other affiliates and agents, may buy without a sales charge.
Load-waived Programs Through Financial Intermediaries
Financial intermediaries may offer shares without a sales charge if they: (i) are compensated by their clients on a fee-only basis, including but not limited to Investment Advisors, Financial Planners, and Bank Trust Departments; or (ii) have entered into an agreement with VanEck to offer Class A shares at net asset value through a no-load network or platform, or through a self-directed investment brokerage account program that may or may not charge a transaction fee to its clients.
Institutional Retirement Programs
Certain financial institutions and third-party recordkeepers and/or administrators who have agreements with VanEck to offer Class A shares at net asset value may buy shares without a sales charge for their accounts on behalf of investors in retirement plans and deferred compensation plans.
Reinstatement Privilege
You have the right, once a year, to reinvest (“buy back”) proceeds of a redemption from Class A shares of a Fund into that Fund or Class A shares of another fund of the VanEck Funds within 60 days without a sales charge. If you invest into the same Fund within 30 days before or after you redeem your shares at a loss, the “wash sale” rules apply to disallow for tax purposes a loss realized upon redemption.

32

FOR CLASS C SHARES
Death or Disability
The CDRC may be waived upon (1) death or (2) disability as defined by the Code.
Certain Retirement Distributions
The CDRC may be waived for lump sum or other distributions from IRA, Qualified (Pension and Profit Sharing) Plans, and 403(b) accounts following retirement or at age 72. It is also waived for distributions from qualified pension or profit sharing plans after employment termination after age 55. In addition, it is waived for shares redeemed as a tax-free return of an excess contribution.
Automatic Conversion Feature
After eight years, Class C shares of each of the Funds will convert automatically to Class A shares of the respective Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased, or in the case of Class C shares acquired through an exchange, from the last day of the month in which the original Class C shares were purchased. Class C shares held for eight years are converted to Class A shares on the fifth calendar day of the month following their eight-year anniversary (or the next business day thereafter if the fifth is a non- business day).
FOR CLASS I, CLASS Y AND CLASS Z SHARES
No initial sales charge, or CDRC fee is imposed on Class I, Class Y or Class Z shares. Class I, Class Y and Class Z are no-load share classes.
PLAN OF DISTRIBUTION (12b-1 PLAN)
Each of the Funds has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. Of the amounts expended under the plan for the fiscal year ended December 31, 2019 for all VanEck Funds, approximately 93% was paid to Brokers and Agents who sold shares or serviced accounts of Fund shareholders. The remaining 7% was retained by the Distributor to pay expenses such as printing and mailing prospectuses and sales material. Because these fees are paid out of the Fund’s assets on an on- going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class I, Class Y and Class Z shares do not have 12b-1 fees. For a complete description of the Plan of Distribution, please see “Plan of Distribution (12b-1 Plan)” in the SAI.

VanEck Funds Annual 12b-1 Schedule	Fee to Fund	Payment to Dealer
Emerging Markets Fund-A	0.25%	0.25%
Emerging Markets Fund-C	1.00%	1.00%	*
Global Hard Assets Fund-A	0.25%	0.25%
Global Hard Assets Fund-C	1.00%	1.00%	*
International Investors Gold Fund-A	0.25%	0.25%
International Investors Gold Fund-C	1.00%	1.00%	*

*
Class C payment to brokers or agents begins to accrue after the 12th month following the purchase trade date. Each purchase must age that long or there is no payment. Shares purchased due to the automatic reinvestment of dividends and capital gains distributions do not age and begin accruing 12b-1 fees immediately.

4. HOUSEHOLDING OF REPORTS AND PROSPECTUSES
If more than one member of your household is a shareholder of any of the funds in the VanEck Funds, regulations allow us, subject to certain requirements, to deliver single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. For example, a husband and wife with separate accounts in the same fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the system, known as “householding,” only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. You may benefit from this system in two ways, a reduction in mail you receive and a reduction in fund expenses due to lower fund printing and mailing costs. However, if you prefer to continue to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, please call Account Assistance at 800-544-4653.

33

SHAREHOLDER INFORMATION (continued)

5. RETIREMENT PLANS
Fund shares may be invested in tax-advantaged retirement plans sponsored by VanEck or other financial organizations. Retirement plans sponsored by VanEck use UMB Bank n.a. as custodian and must receive investments directly by check or wire using the appropriate VanEck retirement plan application. Confirmed trades through a broker or agent cannot be accepted. To obtain applications and helpful information on VanEck retirement plans, contact your broker or agent or Account Assistance.
Retirement Plans Sponsored by VanEck:
Traditional IRA
Roth IRA
SEP IRA
6. FEDERAL INCOME TAXES
TAXATION OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS YOU RECEIVE
Each Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you.
For tax-reportable accounts, dividends and capital gains distributions are normally taxable even if they are reinvested. Fund distributions of short-term capital gains are taxed as ordinary income. Fund distributions of long-term capital gains are taxed at long-term capital gain rates no matter how long you have owned your fund shares. Certain income dividends are treated as qualified dividend income, taxable at long-term capital gain rates provided certain holding period requirements are met. Tax laws and regulations are subject to change.
At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”
TAXATION OF SHARES YOU SELL
For tax-reportable accounts, when you redeem your shares you may incur a capital gain or loss on the proceeds. The amount of gain or loss, if any, is the difference between the amount you paid for your shares (including reinvested dividends and capital gains distributions) and the amount you receive from your redemption. Be sure to keep your regular statements; they contain the information necessary to calculate the capital gain or loss. An exchange of shares from one Fund to another will be treated as a sale and purchase of Fund shares. It is therefore a taxable event.
COST BASIS REPORTING
As required by law, for shares purchased on and after January 1, 2012 in accounts eligible for IRS Tax Form 1099-B tax reporting by VanEck Funds for which tax basis information is available (“covered shares”), the VanEck Funds will provide cost basis information to you and the IRS for shares using the IRS Tax Form 1099-B. Generally, cost basis is the dollar amount paid to purchase shares, including purchases of shares made by reinvestment of dividends and capital gains distributions, adjusted for various items, such as sales charges and transaction fees, wash sales, and returns of capital.
The cost basis of your shares will be calculated using the Fund’s default cost basis method of Average Cost, and the Fund will deplete your oldest shares first, unless you instruct the Fund to use a different cost basis method. You may elect the cost basis method that best fits your specific tax situation using VanEck’s Cost Basis Election Form. It is important that any such election be received in writing from you by the VanEck Funds before you redeem any covered shares since the cost basis in effect at the time of redemption, as required by law, will be reported to you and the IRS. Particularly, any election or revocation of the Average Cost method must be received in writing by the VanEck Funds before you redeem covered shares. The VanEck Funds will process any of your future redemptions by depleting your oldest shares first (FIFO). If you elect a cost basis method other than Average Cost, the method you chose will not be utilized until shares held prior to January 1, 2012 are liquidated. Cost basis reporting for non-covered shares will be calculated and reported separately from covered shares. You should carefully review the cost basis information provided by the Fund and make any additional cost basis, holding period, or other adjustments that are required when reporting these amounts on your federal, state, and local income tax returns. For tax advice specific to your situation, please contact your tax advisor and visit the IRS website at IRS.gov. The VanEck Funds cannot and do not provide any advice, including tax advice.
To obtain VanEck’s Cost Basis Election Form and to learn more about the cost basis elections offered by the VanEck Funds, please go to our website at vaneck.com or call VanEck Account Services at 800-544-4653.

34

BACKUP WITHHOLDING
By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
STATE AND LOCAL TAXES
Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.
NON-RESIDENT ALIENS
Dividends and short-term capital gains, if any, paid to non-resident aliens generally are subject to the maximum withholding tax (or lower tax treaty rates for certain countries). The IRS considers these dividends U.S. source income. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short- term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.
As part of the Foreign Account Tax Compliance Act, (“FATCA”), the Funds are required to withhold a 30% federal tax on income dividends paid by the Fund to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied on currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). To avoid possible withholding, FFIs, other than FFIs subject to special treatment under certain intergovernmental agreements, will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.
The Funds may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Funds to comply with the FATCA rules. If the Funds are required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.
Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.
7. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Each Fund makes distributions of all of its net investment income to shareholders as dividends annually. Each Fund makes distributions of any net capital gains, at least annually, in December. See your tax adviser for details. Occasionally, a dividend and/or capital gain distribution may be made outside of the normal schedule.

Dividends and Capital Gains Distributions Schedule
Fund	Dividends	Distribution of Short-Term and Long-Term Capital Gains
Emerging Markets Fund	December	December
Global Hard Assets Fund	December	December
International Investors Gold Fund	December	December

35

SHAREHOLDER INFORMATION (continued)

Dividends and Capital Gains Distributions Reinvestment Plan
Dividends and/or distributions are automatically reinvested into your account without a sales charge, unless you elect a cash payment. You may elect cash payment either on your original Account Application, or by calling Account Assistance at 800-544-4653.
Divmove
You can have your cash dividends from a Class A Fund automatically invested in Class A shares of another VanEck Fund. Cash dividends are invested on the payable date, without a sales charge. For details and an Application, call Account Assistance.

36

8. MANAGEMENT OF THE FUNDS AND SERVICE PROVIDERS

37

SHAREHOLDER INFORMATION (continued)

INFORMATION ABOUT FUND MANAGEMENT
INVESTMENT ADVISER
Van Eck Associates Corporation (the “Adviser”), 666 Third Avenue, New York, New York 10017, is the Adviser to the Fund. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts.
Jan F. van Eck and members of his family own 100% of the voting stock of the Adviser. As of December 31, 2019, the Adviser’s assets under management were approximately $54.7 billion.
Fees paid to the Adviser: Emerging Markets Fund pays the Adviser a monthly fee at the annual rate of 0.75% of average daily net assets of the Fund. Global Hard Assets Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the first $2.5 billion of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $2.5 billion, which includes the fees paid for accounting and administrative services. International Investors Gold Fund pays the Adviser a monthly fee at the annual rate of 0.75% of the first $500 million of average daily net assets of the Fund, 0.65% of the next $250 million of average daily net assets and 0.50% of average daily net assets in excess of $750 million. The Adviser also performs accounting and administrative services for Emerging Markets Fund and International Investors Gold Fund. For these services, Emerging Markets Fund pays the Adviser a monthly fee at the annual rate of 0.25% of average daily net assets and International Investors Gold Fund pays the Adviser a monthly fee at the annual rate of 0.25% of the first $750 million of average daily net assets and 0.20% of average daily net assets in excess of $750 million. For purposes of calculating these fees for the International Investors Gold Fund, the net assets of the Fund include the value of the Fund’s interest in the Subsidiary. The Subsidiary does not pay the Adviser a fee for managing the Subsidiary’s portfolio.
The Adviser has agreed to waive fees and/or pay expenses for Emerging Markets Fund to the extent necessary to prevent the operating expenses of Emerging Markets Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.60% for Class A, 2.50% for Class C, 1.00% for Class I, 1.10% for Class Y, and 0.90% for Class Z of Emerging Markets Fund’s average daily net assets per year until May 1, 2021. During such time, the expense limitation is expected to continue until the Board acts to discontinue all or a portion of such expense limitation.
The Adviser has agreed to waive fees and/or pay expenses for Global Hard Assets Fund to the extent necessary to prevent the operating expenses of Global Hard Assets Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.38% for Class A, 2.20% for Class C, 0.95% for Class I, and 1.13% for Class Y of Global Hard Assets Fund’s average daily net assets per year until May 1, 2021. During such time, the expense limitation is expected to continue until the Board acts to discontinue all or a portion of such expense limitation.
The Adviser has agreed to waive fees and/or pay expenses for International Investors Gold Fund to the extent necessary to prevent the operating expenses of International Investors Gold Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.45% for Class A, 2.20% for Class C, 1.00% for Class I, and 1.10% for Class Y of International Investors Gold Fund’s average daily net assets per year until May 1, 2021. During such time, the expense limitation is expected to continue until the Board acts to discontinue all or a portion of such expense limitation.
The Adviser also has agreed to waive fees and/or pay expenses for each Fund to the extent necessary to prevent the operating expenses of a Fund’s Class Y shares from exceeding the operating expenses of the Fund’s Class A shares.
For each Fund’s most recent fiscal year, the advisory fee paid to the Adviser was as follows:

VanEck Funds	As a % of average daily net assets
Emerging Markets Fund	0.75%
Global Hard Assets Fund	1.00%
International Investors Gold Fund	0.73%

A discussion regarding the basis for the Board’s approval of the Funds’ advisory agreements is available in each Fund’s semi-annual report to shareholders for the period ended June 30, 2019.

38

PORTFOLIO MANAGERS
EMERGING MARKETS FUND
Portfolio Managers.
David A. Semple, Portfolio Manager of the Fund, is primarily responsible for the day-to-day portfolio management of the Fund.
David A. Semple. Mr. Semple is Portfolio Manager of the Fund. He has been with the Adviser since 1998 and is currently the portfolio manager of various funds advised by the Adviser. Mr. Semple is responsible for asset allocation and stock selection in global emerging markets.
Angus Shillington. Mr. Shillington is Deputy Portfolio Manager of the Fund. He joined the Adviser in 2009 and currently serves on the investment team for various funds advised by the Adviser. Prior to joining the Adviser, Mr. Shillington was the Head of International Equity at ABN Amro from 2006 to 2008 and Managing Director at BNP Paribas from 2001 to 2006.
GLOBAL HARD ASSETS FUND
Portfolio Managers.
Shawn Reynolds, Portfolio Manager of the Fund, is primarily responsible for the day-to-day portfolio management of the Fund.
Shawn Reynolds. Mr. Reynolds is Portfolio Manager of the Fund and is primarily responsible for company research and portfolio construction. He has been with the Adviser since 2005 and has over 30 years of experience in the international and financial markets. Prior to joining the Adviser, Mr. Reynolds was an analyst covering U.S. oil and gas exploration and production companies at Petrie Parkman & Co. He has also served as an analyst with Credit Suisse First Boston, Goldman Sachs and Lehman Brothers.
Charles T. Cameron. Mr. Cameron is Deputy Portfolio Manager of the Fund and is primarily responsible for macroeconomic strategy and trading oversight. He has been with the Adviser since 1995 and has over 35 years of experience in the international and financial markets. Prior to joining the Adviser, Mr. Cameron was a trader in both the Eurobond and emerging market debt for Standard Chartered.
INTERNATIONAL INVESTORS GOLD FUND
Portfolio Managers.
Joseph M. Foster, Portfolio Manager of the Fund, is primarily responsible for the day-to-day portfolio management of the Fund.
Joseph M. Foster. Mr. Foster is Portfolio Manager of the Fund and a senior precious metals analyst. He has been with the Adviser since 1996 and is currently the portfolio manager for various funds advised by the Adviser. Prior to joining the Adviser, Mr. Foster was a Senior Geologist at Pinson Mining Company where he managed the on-site geology department and conceived and implemented a comprehensive exploration program. Prior to this role, Mr. Foster held other positions in exploration geology at Pinson Mining Company and Lacana Gold, Inc.
Imaru Casanova. Ms. Casanova is Deputy Portfolio Manager of the Fund and a senior precious metals analyst. She joined the Adviser in 2011 and currently serves on the investment team for various funds advised by the Adviser. Prior to joining the Adviser, Ms. Casanova was a senior equity research analyst at McNicoll Lewis & Vlak responsible for establishing their metals and mining research department.
The SAI provides additional information about the above Portfolio Managers, their compensation, other accounts they manage, and their securities ownership in the Funds.
THE TRUST
For more information on the Trust, the Trustees and the Officers of the Trust, see “General Information,” “Description of the Trust” and “Trustees and Officers” in the SAI.
THE DISTRIBUTOR
Van Eck Securities Corporation, 666 Third Avenue, New York, NY 10017 (the “Distributor”), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust for distributing shares of the Funds.
The Distributor generally sells and markets shares of the Funds through intermediaries, such as broker-dealers. The intermediaries may be compensated by the Funds for providing various services.
In addition, the Distributor or the Adviser may pay certain intermediaries, out of its own resources and not as an expense of the Funds, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Funds and other mutual funds distributed by the Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor or the Adviser may receive when each of them makes these payments include, among other things, placing the Funds on the intermediary’s sales system and/or preferred or recommended fund list, offering the Funds through the intermediary’s advisory or other specialized programs, and/or access (in some cases on a preferential basis over other

39

SHAREHOLDER INFORMATION (continued)

competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Funds.
The fees paid by the Distributor or the Adviser to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the funds attributable to a particular intermediary on an annual basis.
The Distributor or the Adviser may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.
Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell the Funds’ shares may also act as a broker or dealer in connection with execution of transactions for the Funds’ portfolios. The Funds and the Adviser have adopted procedures to ensure that the sales of the Funds’ shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.
Not all intermediaries are paid the same to sell mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of any Funds, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.

40

IV. FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Funds’ financial statements are included in the Funds’ annual report, which is available upon request.

41

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2019	2018	2017		2016	2015
Net asset value, beginning of year	$14.14	$18.44	$12.33		$12.40	$14.24
Income from investment operations:
Net investment income	0.31 (b)	0.03 (b)	—	(b)(c)	0.04	0.02
Net realized and unrealized gain (loss) on
investments	3.86	(4.33)	6.13		(0.09)	(1.86)
Total from investment operations	4.17	(4.30)	6.13		(0.05)	(1.84)
Less distributions from:
Net investment income	(0.28)	— (c)	(0.02)		(0.02)	— (c)
Net asset value, end of year	$18.03	$14.14	$18.44		$12.33	$12.40
Total return (a)	29.52%	(23.30)%	49.70%		(0.43)%	(12.91)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$137,985	$117,928	$195,080		$116,083	$141,901
Ratio of gross expenses to average net assets	1.53%	1.50%	1.47%		1.53%	1.46%
Ratio of net expenses to average net assets	1.53%	1.50%	1.47%		1.53%	1.46%
Ratio of net expenses to average net assets,
excluding interest expense	1.53%	1.50%	1.47%		1.53%	1.46%
Ratio of net investment income (loss) to average
net assets	1.86%	0.17%	(0.01)%		0.25%	0.20%
Portfolio turnover rate	24%	39%	36%		51%	38%

	Class C
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$12.60	$16.55	$11.14	$11.30	$13.08
Income from investment operations:
Net investment income (loss)	0.16 (b)	(0.09) (b)	(0.12) (b)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on
investments	3.43	(3.86)	5.53	(0.08)	(1.71)
Total from investment operations	3.59	(3.95)	5.41	(0.14)	(1.78)
Less distributions from:
Net investment income	(0.17)	—	—	(0.02)	— (c)
Net asset value, end of year	$16.02	$12.60	$16.55	$11.14	$11.30
Total return (a)	28.51%	(23.87)%	48.56%	(1.27)%	(13.60)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$36,542	$29,916	$38,736	$22,238	$27,438
Ratio of gross expenses to average net assets	2.32%	2.27%	2.28%	2.32%	2.26%
Ratio of net expenses to average net assets	2.32%	2.27%	2.28%	2.32%	2.26%
Ratio of net expenses to average net assets,
excluding interest expense	2.32%	2.27%	2.28%	2.32%	2.26%
Ratio of net investment income (loss) to average net
assets	1.12%	(0.57)%	(0.85)%	(0.52)%	(0.59)%
Portfolio turnover rate	24%	39%	36%	51%	38%

(a)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Calculated based upon average shares outstanding.

(c)	Amount represents less than $0.005 per share

42

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$14.90	$19.46	$13.00	$13.01	$14.86
Income from investment operations:
Net investment income	0.43 (b)	0.12 (b)	0.07 (b)	0.07	0.06
Net realized and unrealized gain (loss) on
investments	4.05	(4.58)	6.48	(0.06)	(1.91)
Total from investment operations	4.48	(4.46)	6.55	0.01	(1.85)
Less distributions from:
Net investment income	(0.37)	(0.10)	(0.09)	(0.02)	— (c)
Net asset value, end of year	$19.01	$14.90	$19.46	$13.00	$13.01
Total return (a)	30.11%	(22.88)%	50.40%	0.05%	(12.44)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$804,200	$575,466	$773,952	$488,066	$274,309
Ratio of gross expenses to average net assets	1.16%	1.14%	1.15%	1.16%	1.14%
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net expenses to average net assets,
excluding interest expense	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net
assets	2.46%	0.68%	0.45%	0.76%	0.64%
Portfolio turnover rate	24%	39%	36%	51%	38%

	Class Y
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$14.33	$18.73	$12.51	$12.53	$14.33
Income from investment operations:
Net investment income	0.39 (b)	0.10 (b)	0.05 (b)	0.06	0.06
Net realized and unrealized gain (loss) on
investments	3.92	(4.41)	6.24	(0.06)	(1.86)
Total from investment operations	4.31	(4.31)	6.29	(0.00)	(1.80)
Less distributions from:
Net investment income	(0.36)	(0.09)	(0.07)	(0.02)	— (c)
Net asset value, end of year	$18.28	$14.33	$18.73	$12.51	$12.53
Total return (a)	30.07%	(23.03)%	50.32%	(0.03)%	(12.55)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,287,338	$907,032	$1,007,275	$463,494	$259,517
Ratio of gross expenses to average net assets	1.18%	1.16%	1.15%	1.21%	1.23%
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net expenses to average net assets,
excluding interest expense	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net
assets	2.32%	0.59%	0.32%	0.65%	0.58%
Portfolio turnover rate	24%	39%	36%	51%	38%

(a)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Calculated based upon average shares outstanding.

(c)	Amount represents less than $0.005 per share

43

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class Z
	September 16, 2019 (a) through December 31,
	2019
Net asset value, beginning of period	$18.08
Income from investment operations:
Net investment (loss)	(0.02)	(b)
Net realized and unrealized gain (loss) on
investments	1.34
Total from investment operations	1.32
Less distributions from:
Net investment income	(0.37)
Net asset value, end of year	$19.03
Total return (c)	7.29	%(d)
Ratios/Supplemental Data
Net assets, end of year (000’s)	$5,508
Ratio of gross expenses to average net assets	1.31	%(e)
Ratio of net expenses to average net assets	0.90	%(e)
Ratio of net expenses to average net assets,
excluding interest expense	0.90	%(e)
Ratio of net investment loss to average net
assets	(0.27)	%(e)
Portfolio turnover rate	24	%(d)

(a)	Commencement of operations

(b)	Calculated based upon average shares outstanding.

(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(d)	Not annualized

(e)	Annualized

44

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$25.66	$36.32	$36.87	$25.76	$38.89
Income from investment operations:
Net investment income (loss)	0.17 (b)	(0.05) (b)	(0.17) (b)	(0.20)	0.05 (b)
Net realized and unrealized gain (loss) on
investments	2.81	(10.61)	(0.38)	11.32	(13.05)
Total from investment operations	2.98	(10.66)	(0.55)	11.12	(13.00)
Less distributions from:
Net investment income	(0.25)	—	—	(0.01)	(0.13)
Net asset value, end of year	$28.39	$25.66	$36.32	$36.87	$25.76
Total return (a)	11.64%	(29.35)%	(1.49)%	43.17%	(33.42)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$118,029	$194,180	$349,066	$418,616	$321,875
Ratio of gross expenses to average net assets	1.60%	1.59%	1.53%	1.50%	1.36%
Ratio of net expenses to average net assets	1.38%	1.38%	1.38%	1.38%	1.36%
Ratio of net expenses to average net assets,
excluding interest expense	1.38%	1.38%	1.38%	1.38%	1.36%
Ratio of net investment income (loss) to average
net assets	0.63%	(0.15)%	(0.50)%	(0.56)%	0.14%
Portfolio turnover rate	33%	16%	17%	36%	26%

	Class C
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$21.93	$31.28	$32.00	$22.53	$34.32
Income from investment operations:
Net investment loss	(0.05) (b)	(0.29) (b)	(0.39) (b)	(0.42)	(0.21) (b)
Net realized and unrealized gain (loss) on
investments	2.39	(9.06)	(0.33)	9.90	(11.45)
Total from investment operations	2.34	(9.35)	(0.72)	9.48	(11.66)
Less distributions from:
Net investment income	—	—	—	(0.01)	(0.13)
Net asset value, end of year	$24.27	$21.93	$31.28	$32.00	$22.53
Total return (a)	10.67%	(29.89)%	(2.25)%	42.08%	(33.96)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$12,698	$24,454	$53,893	$94,488	$88,945
Ratio of gross expenses to average net assets	2.44%	2.32%	2.19%	2.15%	2.16%
Ratio of net expenses to average net assets	2.20%	2.20%	2.19%	2.15%	2.16%
Ratio of net expenses to average net assets,
excluding interest expense	2.20%	2.20%	2.19%	2.15%	2.16%
Ratio of net investment loss to average net
assets	(0.19)%	(0.98)%	(1.33)%	(1.30)%	(0.67)%
Portfolio turnover rate	33%	16%	17%	36%	26%

(a)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Calculated based upon average shares outstanding.

45

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$26.94	$38.10	$38.51	$26.80	$40.31
Income from investment operations:
Net investment income (loss)	0.30 (b)	0.10 (b)	(0.03) (b)	(0.06)	0.18 (b)
Net realized and unrealized gain (loss) on
investments	2.94	(11.17)	(0.38)	11.78	(13.56)
Total from investment operations	3.24	(11.07)	(0.41)	11.72	(13.38)
Less dividends and distributions from:
Net investment income	(0.44)	(0.08)	—	(0.01)	(0.13)
Return of capital	—	(0.01)	—	—	—
Total dividends and distributions	(0.44)	(0.09)	—	(0.01)	(0.13)
Net asset value, end of year	$29.74	$26.94	$38.10	$38.51	$26.80
Total return (a)	12.06%	(29.04)%	(1.06)%	43.73%	(33.18)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$459,786	$944,775	$1,563,581	$1,629,778	$1,307,353
Ratio of gross expenses to average net assets	1.09%	1.06%	1.06%	1.05%	1.04%
Ratio of net expenses to average net assets	0.95%	0.95%	0.97%	1.00%	1.00%
Ratio of net expenses to average net assets,
excluding interest expense	0.95%	0.95%	0.97%	1.00%	1.00%
Ratio of net investment income (loss) to average
net assets	1.05%	0.29%	(0.08)%	(0.17)%	0.50%
Portfolio turnover rate	33%	16%	17%	36%	26%

	Class Y
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$26.19	$37.01	$37.47	$26.11	$39.33
Income from investment operations:
Net investment income (loss)	0.24 (b)	0.04 (b)	(0.08) (b)	(0.10)	0.13 (b)
Net realized and unrealized gain (loss) on
investments	2.87	(10.84)	(0.38)	11.47	(13.22)
Total from investment operations	3.11	(10.80)	(0.46)	11.37	(13.09)
Less dividends and distributions from:
Net investment income	(0.37)	(0.02)	—	(0.01)	(0.13)
Return of capital	—	— (c)	—	—	—
Total dividends and distributions	(0.37)	(0.02)	—	(0.01)	(0.13)
Net asset value, end of year	$28.93	$26.19	$37.01	$37.47	$26.11
Total return (a)	11.88%	(29.17)%	(1.23)%	43.55%	(33.27)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$114,639	$167,032	$270,760	$312,113	$228,335
Ratio of gross expenses to average net assets	1.24%	1.20%	1.16%	1.19%	1.15%
Ratio of net expenses to average net assets	1.13%	1.13%	1.13%	1.13%	1.13%
Ratio of net expenses to average net assets,
excluding interest expense	1.13%	1.13%	1.13%	1.13%	1.13%
Ratio of net investment income (loss) to average
net assets	0.85%	0.11%	(0.25)%	(0.30)%	0.37%
Portfolio turnover rate	33%	16%	17%	36%	26%

(a)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Calculated based upon average shares outstanding.

(c)	Amount represents less than $0.005 per share.

46

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$7.65	$9.38	$8.62	$6.03	$8.00
Income from investment operations:
Net investment loss (a)	(0.06)	(0.04)	(0.09)	(0.09)	(0.04)
Net realized and unrealized gain (loss) on
investments	2.94	(1.47)	1.20	3.23	(1.93)
Total from investment operations	2.88	(1.51)	1.11	3.14	(1.97)
Less distributions from:
Net investment income	(0.37)	(0.22)	(0.35)	(0.55)	—
Net asset value, end of year	$10.16	$7.65	$9.38	$8.62	$6.03
Total return (b)	38.03%	(15.99)%	13.03%	53.12%	(24.63)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$276,743	$200,402	$285,679	$285,208	$204,987
Ratio of gross expenses to average net assets	1.49%	1.47%	1.43%	1.35%	1.43%
Ratio of net expenses to average net assets	1.45%	1.45%	1.43%	1.35%	1.43%
Ratio of net expenses to average net assets,
excluding interest expense	1.45%	1.45%	1.43%	1.35%	1.43%
Ratio of net investment loss to average net
assets	(0.63)%	(0.51)%	(0.93)%	(0.89)%	(0.54)%
Portfolio turnover rate	21%	35%	32%	28%	45%

	Class C
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$6.64	$8.25	$7.61	$5.41	$7.24
Income from investment operations:
Net investment loss (a)	(0.11)	(0.09)	(0.14)	(0.15)	(0.09)
Net realized and unrealized gain (loss) on
investments	2.55	(1.30)	1.06	2.90	(1.74)
Total from investment operations	2.44	(1.39)	0.92	2.75	(1.83)
Less distributions from:
Net investment income	(0.31)	(0.22)	(0.28)	(0.55)	—
Net asset value, end of year	$8.77	$6.64	$8.25	$7.61	$5.41
Total return (b)	37.12%	(16.73)%	12.24%	52.00%	(25.28)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$38,264	$31,889	$47,452	$50,632	$32,556
Ratio of gross expenses to average net assets	2.31%	2.27%	2.21%	2.10%	2.22%
Ratio of net expenses to average net assets	2.20%	2.20%	2.20%	2.10%	2.20%
Ratio of net expenses to average net assets,
excluding interest expense	2.20%	2.20%	2.20%	2.10%	2.20%
Ratio of net investment loss to average net
assets	(1.36)%	(1.25)%	(1.70)%	(1.65)%	(1.31)%
Portfolio turnover rate	21%	35%	32%	28%	45%

(a)	Calculated based upon average shares outstanding.

(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

47

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$9.93	$12.05	$10.97	$7.54	$9.95
Income from investment operations:
Net investment loss (a)	(0.02)	(0.01)	(0.06)	(0.06)	(0.01)
Net realized and unrealized gain (loss) on
investments	3.82	(1.89)	1.54	4.04	(2.40)
Total from investment operations	3.80	(1.90)	1.48	3.98	(2.41)
Less distributions from:
Net investment income	(0.41)	(0.22)	(0.40)	(0.55)	—
Net asset value, end of year	$13.32	$9.93	$12.05	$10.97	$7.54
Total return (b)	38.61%	(15.69)%	13.56%	53.63%	(24.22)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$235,796	$243,901	$284,621	$183,511	$191,444
Ratio of gross expenses to average net assets	1.09%	1.06%	1.04%	1.01%	1.07%
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net expenses to average net assets,
excluding interest expense	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment loss to average net
assets	(0.16)%	(0.06)%	(0.51)%	(0.52)%	(0.13)%
Portfolio turnover rate	21%	35%	32%	28%	45%

	Class Y
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$7.82	$9.55	$8.78	$6.12	$8.08
Income from investment operations:
Net investment loss (a)	(0.03)	(0.01)	(0.06)	(0.07)	(0.02)
Net realized and unrealized gain (loss) on
investments	3.01	(1.50)	1.22	3.28	(1.94)
Total from investment operations	2.98	(1.51)	1.16	3.21	(1.96)
Less distributions from:
Net investment income	(0.40)	(0.22)	(0.39)	(0.55)	—
Net asset value, end of year	$10.40	$7.82	$9.55	$8.78	$6.12
Total return (b)	38.52%	(15.71)%	13.29%	53.49%	(24.26)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$175,573	$106,064	$96,390	$75,361	$28,084
Ratio of gross expenses to average net assets	1.17%	1.18%	1.16%	1.11%	1.21%
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net expenses to average net assets,
excluding interest expense	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment loss to average net
assets	(0.29)%	(0.17)%	(0.60)%	(0.66)%	(0.21)%
Portfolio turnover rate	21%	35%	32%	28%	45%

(a)	Calculated based upon average shares outstanding.

(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

48

APPENDIX A

VANECK FUNDS
APPENDIX A: INTERMEDIARY SALES CHARGE DISCOUNTS AND WAIVERS
Dated May 1, 2020
EMERGING MARKETS FUND
CLASS A: GBFAX / CLASS C: EMRCX / CLASS I: EMRIX / CLASS Y: EMRYX / CLASS Z: EMRZX
GLOBAL HARD ASSETS FUND
CLASS A: GHAAX / CLASS C: GHACX / CLASS I: GHAIX / CLASS Y: GHAYX
INTERNATIONAL INVESTORS GOLD FUND
CLASS A: INIVX / CLASS C: IIGCX / CLASS I: INIIX / CLASS Y: INIYX

This Appendix A is not a prospectus. It should be read in conjunction with the prospectus dated May 1, 2020 (the “Prospectus”) for VanEck Funds (the “Trust”), relating to each of Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund (each, a “Fund” and together, the “Funds”), as it may be revised from time to time. A copy of the Prospectus for the Trust, relating to the Funds, may be obtained without charge by visiting the VanEck website at vaneck.com, by calling toll free 800.826.1115 or by writing to the Trust or Van Eck Securities Corporation, the Fund’s distributor (the “Distributor”). The information disclosed in this Appendix A is part of, and incorporated in, the Prospectus. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. For the avoidance of doubt, for purposes of this Appendix A, references to a CDSC below also include the contingent deferred redemption charge (“CDRC”) as defined in the Prospectus.
Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred sales charge (“CDSC”) waivers, which are discussed below. In addition, please see the section of the Prospectus entitled “Shareholder Information-Sales Charges” for more information on sales charges and waivers available for different classes. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any facts qualifying the purchaser for sales charge discounts or waivers.
A. Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in these Funds’ Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares exchanged due to the holdings moving from a Merrill Lynch affiliate investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

49

APPENDIX A (continued)

CDSC Waivers on A, B and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
B.Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in these Funds’ Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
Shares purchased through a Morgan Stanley self-directed brokerage account
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

C.Shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in these Funds’ Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James
Shares purchased in an investment advisory program.
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

50

CDSC Waivers on Classes A, B and C shares available at Raymond James
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
Return of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and letters of intent
Breakpoints as described in this prospectus.
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

D. Shareholders purchasing Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in these Funds' Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.
Shares sold as part of a required minimum distribution for IRA and other retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
Shares acquired through a right of reinstatement.
Shares exchanged into the same share class of a different fund.

51

APPENDIX A (continued)

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
Breakpoints as described in the fund’s Prospectus.
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an "initial sales charge."

E. Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in these Funds' Prospectus or the SAI.

Front-End Sales Charge Waivers on Class A shares Available at Baird
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund.
Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird.
Shares purchased from the proceeds of redemptions from another VanEck Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Fund's Class C Shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Class A and C shares Available at Baird
Shares sold due to death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
Shares bought due to returns of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.
Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
Breakpoints as described in this Prospectus.
Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of VanEck Fund assets held by accounts within the purchaser’s household at Baird. Eligible VanEck Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of VanEck Fund shares through Baird, over a 13-month period of time.

52

For more detailed information, see the SAI, which is legally a part of and is incorporated by reference into this prospectus. The SAI includes information regarding, among other things: the Fund and its investment policies and risks; management of the Fund, investment advisory and other services, the Board of Trustees, and tax matters related to the Fund.
Additional information about the investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

▪
Call VanEck at 800.826.1115, or visit the VanEck website at vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, information regarding applicable sales loads, breakpoint discounts, reduced or waived sales charges and eligibility minimums, or other information about the Funds.

▪	Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at
http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

▪
For more information about the different sales load variations imposed by financial intermediaries, see Appendix A, “Intermediary Sales Charge Discounts and Waivers,” which is incorporated herein by reference and is legally a part of this prospectus.

Transfer Agent: DST Systems Inc., an SS&C Company P.O. Box 218407 Kansas City, Missouri 64121-8407 SEC Registration Number: 811-04297	800.826.2333 vaneck.com
VEFPRO

PROSPECTUS
MAY 1, 2020
VanEck Funds
Emerging Markets Bond Fund
(formerly, Unconstrained Emerging Markets Bond Fund)
Class A: EMBAX / Class I: EMBUX / Class Y: EMBYX

These securities have not been approved or disapproved either by the
U.S. Securities and Exchange Commission (SEC), or by any State Securities
Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus.

Any claim to the contrary is a criminal offense.

800.826.2333    vaneck.com

EMERGING MARKETS BOND FUND (CLASS A, I, Y)

I. SUMMARY INFORMATION
INVESTMENT OBJECTIVE
The Emerging Markets Bond Fund seeks total return, consisting of income and capital appreciation.
FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for Class A sales charge discounts if you and your family (includes spouse and children under age 21) invest, or agree to invest in the future, at least $25,000, in the aggregate, in Classes A and C of the VanEck Funds. More information about these and other discounts is available from your financial professional and in the “Shareholder Information—Sales Charges” section of this prospectus, in the “Availability of Discounts” section of the Fund’s Statement of Additional Information (“SAI”) and, with respect to purchases of shares through specific intermediaries, in Appendix A to this prospectus, entitled “Intermediary Sales Charge Discounts and Waivers.”
Shareholder Fees
(fees paid directly from your investment)

	Class A	Class I	Class Y
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0.00%	0.00%
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the net asset value or purchase price)	0.00%[1]	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I	Class Y
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%	0.00%
Other Expenses	1.64%	1.38%	1.80%
Total Annual Fund Operating Expenses	2.69%	2.18%	2.60%
Fee Waivers and/or Expense Reimbursements[2]	-1.43%	-1.22%	-1.58%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.26%	0.96%	1.02%

[1]	A contingent deferred sales charge for Class A shares of 1.00% for one year applies to redemptions of qualified commissionable shares purchased at or above the $1 million breakpoint level.

[2]
Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.25% for Class A, 0.95% for Class I, and 1.00% for Class Y of the Fund’s average daily net assets per year until May 1, 2021. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and applies fee waivers and/or expense reimbursements, if any, for the periods indicated above under “Annual Fund Operating Expenses.” Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$696	$1,234	$1,798	$3,324
Class I	Sold or Held	$98	$564	$1,058	$2,418
Class Y	Sold or Held	$104	$658	$1,238	$2,816

1

EMERGING MARKETS BOND FUND (CLASS A, I, Y) (continued)

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 302% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal conditions, the Fund invests at least 80% of its net assets in emerging market debt securities. An instrument will qualify as an emerging market debt security if it is either (i) issued by an emerging market government, quasi-government or corporate entity (regardless of the currency in which it is denominated) or (ii) denominated in the currency of an emerging market country (regardless of the location of the issuer). The Fund may also invest in non-emerging market debt securities. There is no limit on the amount the Fund may invest in one country or in securities denominated in one currency. The Fund may also invest in debt securities rated below investment grade (“junk bonds”). The Fund is considered to be “non-diversified” which means that it may invest a larger portion of its assets in a single issuer. The Fund may engage in active and frequent trading of portfolio securities.
The Fund invests in debt issued in emerging market and developed market currencies by governments and government-owned, controlled, or related entities (and their agencies and subdivisions), and by corporations. The Fund may invest in corporate bonds, debentures, notes, commercial paper, time deposits, and certificates of deposit, as well as debt obligations, which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants.
The Fund may also invest in emerging market or developed market currencies. The Fund may use derivative instruments denominated in any currency to enhance return, hedge (or protect) the value of its assets against adverse movements in commodity prices, currency exchange rates, interest rates and movements in the securities markets, manage certain investment risks and/or as a substitute for the purchase or sale of securities, currencies or commodities. The Fund may also use derivative instruments to implement “cross-hedging” strategies, which involve the use of one currency to hedge against the decline in the value of another currency, or to hedge the value of a currency that is embedded in the value of another currency (for example, the value of the Euro that may be embedded in the Polish zloty). The Fund expects to use forward currency contracts; futures on securities, indices, currencies, commodities, swaps and other investments; options; and interest rate swaps, cross-currency swaps, total return swaps and credit default swaps. The Fund may also invest in credit-linked notes. Credit-linked notes are typically issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, in order to provide exposure to certain high yield, sovereign debt, emerging markets, or other fixed income markets. The notional value of a cash-settled forward currency contract or other derivative instrument on an emerging market currency (or a currency that is embedded in an emerging market currency) or security (including any security that is a reference security for a credit default swap) will be treated as an emerging market debt security for purposes of complying with the Fund’s policy of investing at least 80% of its net assets in emerging market debt securities.
The Adviser has broad discretion to identify countries that it considers to qualify as emerging markets. The Adviser selects emerging market countries and currencies that the Fund will invest in based on the Adviser’s evaluation of economic fundamentals, legal structure, political developments and other specific factors the Adviser believes to be relevant. The Fund’s investment strategy normalizes countries’ economic fundamentals and compares them to the valuations of the relevant asset prices, particularly the relevant currency’s valuation, the relevant currency’s interest rate, and the relevant hard-currency security’s credit spread. The Fund may invest in instruments whose return is based on the return of an emerging market security such as a derivative instrument, rather than investing directly in emerging market securities.
The Fund’s holdings may include issues denominated in currencies of emerging countries, investment companies (like country funds) that invest in emerging countries, American Depositary Receipts, and similar types of investments, representing emerging market securities. The Fund may purchase securities of any maturity or duration. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.
The Fund may invest up to 20% of its net assets in securities issued by other investment companies (each an “Underlying Fund”), including exchange-traded funds (“ETFs”). The Fund may also invest in money market funds, but these investments are not subject to this limitation. The Fund may invest in ETFs to participate in, or gain exposure to, certain market sectors, or when direct investments in certain countries are not permitted or available. The Fund may also invest in restricted securities, including Rule 144A securities.

2

PRINCIPAL RISKS
There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.
Below Investment Grade Securities. Below investment grade securities (sometimes referred to as “junk bonds”) are more speculative than higher-rated securities. These securities have a much greater risk of default and may be more volatile than higher-rated securities of similar maturity. These securities may be less liquid and more difficult to value than higher-rated securities.
Credit. Credit risk is the risk that the issuer or guarantor of a debt security or the counterparty to an over-the-counter contract (including many derivatives) will be unable or unwilling to make timely principal, interest or settlement payments or otherwise honor its obligations. The Fund invests in debt securities that are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the value of the securities.
Credit-Linked Notes. As the buyer of a credit-linked note, the Fund assumes the risk of default by the issuer and the underlying reference asset or entity. If the underlying investment defaults, the payments and principal received by the Fund will be reduced or eliminated. Also, in the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than the Fund’s initial investment, and the Fund may lose money.
Currency Management Strategies. Currency management strategies, including the use of forward currency contracts and other derivatives, may substantially change the Fund’s exposure to currencies and currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser anticipates.
Debt Securities. Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. Debt securities with longer durations have higher risk and volatility.
Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying currency, security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to counterparty risk.
Emerging Market Securities. Emerging market securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging market securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade.
Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself.
Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.
Hedging. Losses or gains generated by a derivative or other instrument or practice used by the Fund for hedging purposes (including for hedging interest rate risk and credit risk) should be substantially offset by gains or losses on the hedged investment. However, the Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.
Investments in Other Investment Companies. The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.
Latin American Issuers. Investments in securities of Latin American issuers involve special considerations not typically associated with investments in securities of issuers located in the United States. The economies of certain Latin American countries have, at times, experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region. Most Latin American countries have

3

EMERGING MARKETS BOND FUND (CLASS A, I, Y) (continued)

experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth.
Management. Investment decisions made by the Adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected by the Adviser, may cause a decline in the value of the securities held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide.  An investment in the Fund may lose money.
Non-Diversification. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.
Operational. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Portfolio Turnover. The Fund may engage in active and frequent trading of portfolio securities and thus may experience a high portfolio turnover rate. This may result in significant taxable capital gains as a result of the frequent trading of the Fund’s portfolio securities and the Fund will incur transaction costs in connection with buying and selling the securities, which may lower the Fund’s return.
Restricted Securities Risk. The Fund may hold securities that are restricted as to resale under the U.S. Federal securities laws, such as securities in certain privately held companies. Such securities may be highly illiquid and their values may experience significant volatility. Restricted securities may be difficult to value.
Sectors. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of sectors. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the energy and sovereign bond sectors.
Sovereign Bonds. Investments in sovereign bonds involve special risks not present in corporate bonds. The governmental authority that controls the repayment of the bonds may be unable or unwilling to make interest payments and/or repay the principal on its bonds or to otherwise honor its obligations. If an issuer of sovereign bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer.
PERFORMANCE
The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, the 50% J.P. Morgan Emerging Market Bond Index Global Diversified Index/50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index, shown in the table, is a blended, unmanaged index created by the Adviser. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown. Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the VanEck website at vaneck.com.

4

Class A: Annual Total Returns (%) as of 12/31

Best Quarter:	+5.85%	1Q '19
Worst Quarter:	-11.07%	2Q '13

Average Annual Total Returns as of 12/31/19	1 Year	5 Years	Life of Class
Class A Shares (7/9/12)
Before Taxes	6.05%	0.33%	1.23%
After Taxes on Distributions[1]	3.34%	-1.05%	-0.26%
After Taxes on Distributions and Sale of Fund Shares	3.60%	-0.37%	0.29%
Class I Shares (7/9/12)
Before Taxes	13.09%	1.86%	2.33%
Class Y Shares (7/9/12)
Before Taxes	13.05%	1.78%	2.27%
50% J.P. Morgan Emerging Market Bond Index Global Diversified Index/50%	14.31%	4.57%	3.30%
J.P. Morgan Government Bond Index-Emerging Markets Global
Diversified Index (reflects no deduction for fees, expenses or taxes)
J.P. Morgan Government Bond Index-Emerging Markets Global	13.47%	2.78%	1.02%
Diversified Index (reflects no deduction for fees, expenses or taxes)
J.P. Morgan Emerging Market Bond Index Global Diversified Index	15.04%	6.24%	5.51%
(reflects no deduction for fees, expenses or taxes)

[1]
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. These returns are shown for one class of shares only; after-tax returns for the other classes may vary. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or Investment Retirement Account.

PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation
Portfolio Managers.
Eric Fine has been Portfolio Manager of the Fund since 2012. David Austerweil has been Deputy Portfolio Manager of the Fund since 2014.

5

EMERGING MARKETS BOND FUND (CLASS A, I, Y) (continued)

PURCHASE AND SALE OF FUND SHARES
In general, shares of the Fund may be purchased or redeemed on any business day, primarily through financial representatives such as brokers or advisers, or directly by eligible investors through the Fund’s transfer agent. Purchase minimums for Classes A and Y shares are $1,000 for an initial purchase and $100 for a subsequent purchase, with no purchase minimums for any purchase through a retirement or pension plan account, for any “wrap fee” account and similar programs offered without a sales charge by certain financial institutions and third-party recordkeepers and/or administrators, and for any account using the Automatic Investment Plan, or for any other periodic purchase program. Purchase minimums for Class I shares are $1 million for an initial purchase and no minimum for a subsequent purchase; the initial minimum may be reduced or waived at the Adviser’s discretion.
TAX INFORMATION
The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax advantaged retirement account, such as a 401(k) plan or an individual retirement account (IRA), in which case your distributions may be taxed as ordinary income when withdrawn from such account.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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II. INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION

This section states the Fund’s investment objective and describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective. This section also provides additional information about the principal risks associated with investing in the Fund.
1. INVESTMENT OBJECTIVE
The Emerging Markets Bond Fund seeks total return, consisting of income and capital appreciation.
The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval. To the extent practicable, the Fund will provide shareholders with 60 days’ prior written notice before changing its investment objective.
2. ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS
Below Investment Grade Securities Risk. Below investment grade securities (sometimes referred to as “junk bonds”) are more speculative than higher-rated securities. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt security or the counterparty to an over-the-counter contract (including many derivatives) will be unable or unwilling to make timely principal, interest or settlement payments or otherwise honor its obligations. The Fund invests in debt securities that are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the value of the securities.
Credit-Linked Notes Risk. As the buyer of a credit-linked note, the Fund assumes the risk of default by the issuer and the underlying reference asset or entity. If the underlying investment defaults, the payments and principal received by the Fund will be reduced or eliminated. Also, in the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than the Fund’s initial investment, and the Fund may lose money.
Currency Management Strategies Risk. The strategy that is generally used in an attempt to reduce the risk and impact of adverse currency movements to protect the value of, or seek to mitigate the currency exposure associated with, an investment (including, for example, mitigating the exposure to the Euro that may be embedded in the Polish zloty).
Currency management strategies, including the use of forward currency contracts and cross-hedging, may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. In addition, currency management strategies, to the extent that such strategies reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. There is no assurance that the Adviser’s use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be a perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency or exposed to that currency. Currency markets are generally less regulated than securities markets. Derivatives transactions, especially forward currency contracts, currency-related futures contracts and swap agreements, may involve significant amounts of currency management strategies risk. A fund, like the Fund, that may utilize these types of instruments to a significant extent will be especially subject to currency management strategies risk.
Debt Securities Risk. Debt securities may include bonds and other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the “secondary market”—that is, they are traded by people other than their original issuers.
Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Various factors could affect the issuer’s ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates rise, the value of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Debt securities with longer durations have higher risk and volatility. Changes in government policies, such as raising the federal funds rate and/or further tapering “quantitative easing” measures, may increase interest rates which are currently at or near historic lows. These policy changes, along with changing market conditions, may lead to periods of heightened volatility in the debt securities market, reduced liquidity for certain Fund investments and an increase in Fund redemptions. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares.
Certain financial instruments in which the Fund may invest may pay interest based on, or otherwise have payments tied to, the London Inter-bank Offered Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). Due to the uncertainty regarding the future utilization of LIBOR and certain other Reference Rates, and the

7

INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

nature of any replacement rate, the potential effect of a transition away from LIBOR and certain other Reference Rates could, among other negative consequently adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any Reference Rate-linked securities, loans and derivatives in which the Fund may invest; require extensive negotiations of and/or amendments to agreements and other documentation governing Reference Rate-linked investments products; lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fallback” provisions that provide for an alternative reference rate in the event of Reference Rate unavailability; or cause the Fund to incur additional costs in relation to any of the above factors.
Derivatives Risk. The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, currency forwards and structured notes, whose values are derived, at least in part, from the value of one or more indicators, such as a security, asset, index or reference rate.
The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying currency, security, asset, index or reference rate, which may be magnified by certain features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally committed to initial margin, and more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. There may be imperfect correlation between changes in the market value of a derivative and the value of its underlying reference asset, or in the case of hedging, in the value of the portfolio investment being hedged, and this may be exaggerated in times of market stress or volatility. Many derivatives require the Fund to post margin or collateral or otherwise maintain liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. In order to satisfy margin or other requirements, the Fund may need to sell securities from its portfolio or exit positions at a time when it may be disadvantageous to do so. All of this could, in turn, affect the Fund's ability to fully execute its investment strategies and/or achieve its investment objective. The use of derivatives may increase the amount of taxes payable by shareholders because changes in government regulation of derivatives could affect the character, timing and amount of the Fund’s taxable income or gains. Additionally, the Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to counterparty risk, which is the risk that the Fund's counterparty in a transaction may be unwilling, or unable, to perform its obligations under the transaction. The use of derivatives also involves the risk of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, index or reference rate. Derivatives may be subject to changing government regulation that could impact the Fund's ability to use certain derivatives and their cost.
In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies that would, if adopted, for the most part rescind the guidance of the SEC and its staff regarding asset segregation and cover transactions. Instead of complying with current guidance, the fund would need to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, certain other derivatives risk management program and testing requirements and requirements related to board reporting. These new requirements would apply unless the fund is qualified as a “limited derivatives user,” as defined in the SEC’s proposal. The fund trading reverse repurchase agreements or similar financing transactions would need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio. Reverse repurchase agreements or similar financing transactions would not be included in the calculation of whether the fund is a limited derivatives user, but for the fund subject to the VaR testing, reverse repurchase agreements and similar financing transactions would be included for purposes of such testing. Any new requirements, if adopted, may increase the cost of the fund’s investments and cost of doing business, which could adversely affect investors.
Leverage Risk. To the extent that the Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. To manage the risk associated with leveraging, the Fund may segregate liquid assets, or otherwise “cover” its derivatives position in a manner consistent with the Investment Company Act of 1940 Act, as amended (the “1940 Act”) and the rules and SEC interpretations thereunder. The Fund may modify its asset segregation policies at any time to comply with any changes in the SEC’s positions regarding asset segregation.
Emerging Market Securities Risk. Securities (i) issued by an emerging market government, quasi-government or corporate entity (regardless of the currency in which it is denominated) or (ii) denominated in the currency of an emerging market country (regardless of the location of the issuer).
Emerging market securities typically present even greater exposure to the risks described under “Foreign Securities Risk” and may be particularly sensitive to certain economic changes. Emerging market securities are exposed to a number of risks that may make

8

these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in emerging market countries. Market risks may include economies that concentrate in only a few industries, securities issued that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information. These factors, among others, make investing in issuers located or operating in emerging market countries significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s shares.
Foreign Currency Risk. Investments in global markets or securities that are denominated in foreign currencies give rise to foreign currency exposure. The U.S. dollar value of these investments will vary depending on changes in exchange rates and the performance of the underlying assets.
The Fund’s shares are priced (purchased and redeemed) in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars. However, a substantial portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies and income received by the Fund from many of its investments may be paid in foreign currencies. Foreign currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies, derivatives that provide exposure to foreign currencies, and the Fund’s income available for distribution. The value of foreign currencies, securities denominated in foreign currencies or derivatives that provide exposure to foreign currencies may be adversely affected by currency exchange rates, currency exchange control regulations, foreign withholding taxes, restrictions or prohibitions on the repatriation of foreign currencies, changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political and economic developments in the U.S. or abroad. The local emerging market currencies in which the Fund may be invested from time to time may experience substantially greater volatility against the U.S. dollar than the major convertible currencies of developed countries.
The Adviser, may, but is not required to, attempt to mitigate (or “hedge”) the risks associated with currency exposure or fluctuations by entering into forward, futures, options, swap or other contracts to purchase or sell the currency of denomination of any investment held by the Fund or which poses a risk to the Fund and any other currencies held by the Fund. Such contracts may not be available on favorable terms or in all of the currencies in which the Fund may invest from time to time.
In the case of hedging positions, currency risk includes the risk that the currency to which the Fund has obtained exposure declines in value relative to the foreign currency being hedged. In such event, the Fund may realize a loss on the hedging instrument at the same time the Fund is realizing a loss on the currency being hedged. There is no assurance that any such hedging strategies will be available or will be used by the Fund or, if used, that they will be successful.
The Fund may use derivatives to acquire positions in currencies whose value the Adviser expects to correlate with the value of currencies the Fund owns, currencies the Adviser wants the Fund to own, or currencies the Fund is exposed to indirectly or directly through its investments. If the exchange rates of the currencies involved do not move as expected, the Fund could lose money on its holdings of a particular currency and also lose money on the derivative. The Fund may also take overweighted or underweighted currency positions and/or alter the currency exposure of the securities in which it has invested. As a result, its currency exposure may differ (in some cases significantly) from the currency exposure of its security investments.
Foreign Securities Risk. Securities issued by a foreign government, quasi-government or corporate entity, traded in foreign currencies or issued by companies with most of their business interests in foreign countries.
Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign companies may become subject to sanctions imposed by the United States, another country or an international organization, which could result in the immediate freeze of the foreign companies’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign companies and limit the Fund’s ability to buy, sell, receive or deliver the securities. The Fund may invest indirectly in foreign securities through depositary receipts, such as American Depositary Receipts (ADRs), which involve risks similar to those associated with direct investments in such securities.
Hedging Risk. Hedging is a strategy in which a derivative or other instrument or practice is used to offset the risks associated with other Fund holdings or the risk associated with the Fund temporarily not being fully invested because of significant cash in-flows.

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INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

Losses generated by a derivative or other instrument or practice used by the Fund for hedging purposes (including for hedging interest rate risk and credit risk) should be substantially offset by gains on the hedged investment. However, although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, the Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged. The Adviser may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s hedges to lose value. There can be no assurance that the Fund’s hedging transactions will be effective.
Risks of Investing in Other Investment Companies. The Fund may invest up to 20% of its net assets in securities issued by other investment companies (excluding money market funds), including open end and closed end funds and ETFs, subject to the limitations under the 1940 Act. The Fund’s investments in money market funds are not subject to this limitation.
The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.
Risks of Investing in Latin American Issuers. As of December 31, 2019, the Fund invested a significant portion of its assets in securities of Latin American issuers. Investments in securities of Latin American issuers involve special considerations not typically associated with investments in securities of issuers located in the United States. The economies of certain Latin American countries have, at times, experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many Latin American countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such events could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and could result in significant disruption in securities markets in the region. The economies of Latin American countries are generally considered emerging markets and can be significantly affected by currency devaluations. Certain Latin American countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many Latin American currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and a rescheduling of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
Management Risk. Investment decisions made by the Adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected by the Adviser, may cause a decline in the value of the securities held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide.  Overall securities values could decline generally or could underperform other investments. An investment in the Fund may lose money.
Non-Diversification Risk. A non-diversified fund may invest a larger portion of its assets in a single issuer than a “diversified” fund. A “diversified” fund is required by the 1940 Act, generally, with respect to 75% of the value of its total assets, to invest not more than 5% of such assets in the securities of a single issuer, and not to hold more than 10% of the outstanding voting securities of a single issuer. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.
Operational Risk. An investment in the Fund involves “operational risk”—the risk arising from the Fund’s operations. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and

10

communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Portfolio Turnover Risk. The Fund may engage in active and frequent trading of portfolio securities and thus may experience a high portfolio turnover rate. A high portfolio turnover rate may result in significant taxable capital gains as a result of the frequent trading of the Fund’s portfolio securities and the Fund will incur transaction costs in connection with buying and selling the securities, which may lower the Fund’s return.
Restricted Securities Risk. Regulation S and Rule 144A securities are restricted securities. Restricted securities are securities that are not registered under the Securities Act. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable. The Fund may not be able to sell a restricted security promptly or at a reasonable time or price. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards the Fund’s limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.
Sovereign Bonds Risk. As of December 31, 2019, the Fund invested a significant portion of its assets in bonds issued by governmental authorities. Investments in sovereign bonds involve special risks not present in corporate bonds. The governmental authority that controls the repayment of the bonds may be unable or unwilling to make interest payments and/or repay the principal on its bonds or to otherwise honor its obligations. If an issuer of sovereign bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. During periods of economic uncertainty, the market prices of sovereign bonds, and the Fund’s net asset value, may be more volatile than prices of corporate bonds, which may result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of sovereign bonds.
3. ADDITIONAL INVESTMENT STRATEGIES
ADDITIONAL REGULATORY CONSIDERATIONS
With respect to the Fund, the Adviser has claimed an exclusion from the definition of a "commodity pool operator" ("CPO") under the Commodity Exchange Act of 1936 ("CEA") and the rules of the U.S. Commodity Futures Trading Commission ("CFTC") and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the Adviser is relying upon a related exclusion from the definition of a "commodity trading advisor" ("CTA") under the CEA and the rules of the CFTC. The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.
INVESTING DEFENSIVELY
The Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.
SECURITIES LENDING
The Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrowings must be collateralized in full with cash, U.S. government securities or high-quality letters of credit.
The Fund could experience delays and costs in recovering the securities loaned or in gaining access to the securities lending collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral and which is invested is subject to market appreciation and depreciation.
INVESTING IN CHINESE BONDS
The Fund may invest in Renminbi (“RMB”)-denominated bonds issued in the People’s Republic of China (“PRC”) by Chinese credit, government and quasi-governmental issuers (“RMB Bonds”). RMB Bonds are available on the China interbank bond market (“CIBM”) to eligible foreign investors through the CIBM Direct Access Program and through the “Mutual Bond Market Access

11

INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

between Mainland China and Hong Kong” (“Bond Connect”) program. The Fund’s investments in bonds through either program will be subject to a number of additional risks and restrictions that may affect the Fund’s investments and returns.
The Bond Connect program and the CIBM Direct Access Program are relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to the programs as published or applied by the relevant authorities of the PRC are untested and are subject to change from time to time. There can be no assurance that the Bond Connect program and/or the CIBM Direct Access Program will not be restricted, suspended or abolished.
Under the prevailing PRC regulations, eligible foreign investors who wish to participate in the Bond Connect program may do so through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agents.
Under the prevailing PRC regulations, eligible foreign institutional investors who wish to invest directly in CIBM through the CIBM Direct Access Program may do so through an onshore settlement agent, who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agent.
Trading through the Bond Connect program is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In addition, where the Fund invests in the CIBM through the Bond Connect program, it may be subject to risks of delays inherent in the order placing and/or settlement.
Investing in RMB Bonds involves additional risks, including, but not limited to, the fact that the economy of China differs, often unfavorably, from the U.S. economy, as it relates to, among other things, currency revaluation, structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment.
The RMB is currently not a freely convertible currency. The Chinese government places strict regulation on the RMB and sets the value of the RMB to levels dependent on the value of the U.S. dollar. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and reduce the liquidity of the Fund’s investments.
4. OTHER INFORMATION AND POLICIES
BENEFICIARIES OF CONTRACTUAL ARRANGEMENTS
VanEck Funds (the “Trust”) enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, administrator and distributor, who provide services to the Fund. Shareholders of the Fund are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce such contractual arrangements against the service providers or to seek any remedy under such contractual arrangements against the service providers, either directly or on behalf of the Trust.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. None of this prospectus, the Statement of Additional Information (“SAI”) or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.
CHANGING THE FUND’S 80% POLICY
The Fund’s policy of investing “at least 80% of its net assets” (which includes net assets plus any borrowings for investment purposes) may be changed by the Board without a shareholder vote, as long as shareholders are given 60 days notice of the change.
CYBER SECURITY
The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; and operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; the inability to calculate the Fund’s net asset value; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which

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may cause the Fund’s investments in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.
PORTFOLIO HOLDINGS INFORMATION
Generally, it is the Fund’s and the Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.
Portfolio holdings information for the Fund is available to all investors on the VanEck website at vaneck.com. Information regarding the Fund’s top holdings and country and sector weightings, updated as of each month-end, is also located on this website. Generally, this information is posted to the website within 10 business days of the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.
PORTFOLIO INVESTMENTS
The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. A subsequent increase or decrease in percentage resulting from a change in the value of portfolio securities or the total or net assets of the Fund will not be considered a violation of the restriction.

13

III. SHAREHOLDER INFORMATION

1. HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES
The Fund offers Class A, Class I and Class Y shares. Information related to how to buy, sell, exchange and transfer shares is discussed below. See the “Minimum Purchase” section for information related to initial and subsequent minimum investment amounts. The minimum investment amounts vary by share class.
Through a Financial Intermediary
Primarily, accounts are opened through a financial intermediary (broker, bank, adviser or agent). Please contact your financial intermediary for details.
Through the Transfer Agent, DST Systems, Inc., an SS&C Company (DST)
You may buy (purchase), sell (redeem), exchange, or transfer ownership of Class A and Class I shares directly through DST by mail or telephone, as stated below. For Class Y shares, shareholders must open accounts and transact business through a financial intermediary.
The Fund’s mailing address at DST is:
VanEck Funds
P.O. Box 218407
Kansas City, MO 64121-8407
For overnight delivery:
VanEck Funds
210 W. 10th St., 8th Fl.
Kansas City, MO 64105-1802
Non-resident aliens cannot make a direct investment to establish a new account in the Fund, but may invest through their broker or agent.
To telephone the Fund at DST, call VanEck Account Assistance at 800-544-4653.
Purchase by Mail
To make an initial purchase, complete the VanEck Account Application and mail it with your check made payable to VanEck Funds. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, starter checks, money orders, travelers checks, cashier checks, checks drawn on a foreign bank, or checks not in U.S. dollars. There are separate applications for VanEck retirement accounts (see “Retirement Plans” for details). For further details, see the application or call Account Assistance.
Telephone Redemption-Proceeds by Check 800-345-8506
If your account has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). You automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent settlement instructions, or by written notice to DST. All accounts are eligible for the privilege except those registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including VanEck sponsored retirement plans.
Expedited Redemption—Proceeds by Wire 800-345-8506
If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. The Fund reserves the right to waive the minimum amount. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.
Written Redemption
Your written redemption (sale) request must include:

■	Fund and account number.

■	Number of shares or dollar amount to be redeemed, or a request to sell “all shares.”

■
Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

■	Special instructions, including bank wire information or special payee or address.
A signature guarantee for each account holder will be required if:

■	The redemption is for $50,000 or more.

■	The redemption amount is wired.

■	The redemption amount is paid to someone other than the registered owner.

14

■	The redemption amount is sent to an address other than the address of record.

■	The address of record has been changed within the past 30 days.
Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.
Telephone Exchange 800-345-8506
If your account has the optional Telephone Exchange Privilege, you can exchange between VanEck Funds of the same Class without any additional sales charge. All accounts are eligible except for omnibus accounts or those registered in street name and certain custodial retirement accounts held by a financial institution other than VanEck. For further details regarding exchanges, please see the application, “Limits and Restrictions” and “Unauthorized Telephone Requests” below, or call Account Assistance.
Written Exchange
Written requests for exchange must include:

■	The fund and account number to be exchanged out of.

■	The fund to be exchanged into.

■	Directions to exchange “all shares” or a specific number of shares or dollar amount.

■
Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

For further details regarding exchanges, please see the applicable information in “Telephone Exchange.”
Certificates
Certificates are not issued for new or existing shares.
Transfer of Ownership
Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.
Redemption Liquidity
The Fund expects to make redemption payments to the shareholder, or shareholder’s financial intermediary, within 1 to 2 business days following the Fund’s receipt of the redemption transaction from the shareholder, or shareholder’s financial intermediary. The financial intermediary acts on behalf of the shareholder and is responsible for transmitting redemption proceeds to the shareholder. Payment of redemption proceeds by the Fund may take longer than the time the Fund typically expects and may take up to 7 days as permitted by the 1940 Act.
Typically, redemption payments of Fund shares will be made in U.S. dollars. The Fund generally expects to satisfy redemption requests from available cash holdings and sale of portfolio securities. On a less regular basis, the Fund also may draw on a bank line of credit to meet redemption requests. In stressed market conditions or for a particularly large redemption, the Fund also reserves the right to meet redemption requests through a “redemption in kind” as described below.
Redemption in Kind
The Fund reserves the right to satisfy redemption requests by making payment in securities (known as a redemption in kind). Redemptions in kind are not routinely used by the Fund. The Fund may, however, use redemptions in kind during particularly stressed market conditions or to manage the impact of a large redemption on the Fund. In such case, the Fund may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received and will bear any market risks associated with such securities until they are converted into cash. A redemption in kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to the redeeming shareholder subject to certain loss limitation rules.
Redemptions Initiated by the Fund
The Fund reserves the right to redeem your shares in the Fund if the Fund’s Board determines that the failure to so redeem may have materially adverse consequences to the shareholders of the Fund. For additional information, please see “Additional Purchase and Redemption Information - Redemptions Initiated by the Fund” in the SAI.

15

SHAREHOLDER INFORMATION (continued)

LIMITS AND RESTRICTIONS
Frequent Trading Policy
The Board has adopted policies and procedures reasonably designed to deter frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolio and may increase the Fund’s expenses and negatively impact the Fund’s performance. As such, the Fund may reject a purchase or exchange transaction or restrict an account from investing in the Fund for any reason if the Adviser, in its sole discretion, believes that a shareholder is engaging in market timing activities that may be harmful to the Fund. The Fund discourages and does not accommodate frequent trading of shares by its shareholders.
The Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because frequent traders may attempt to take advantage of time zone differences between the foreign markets in which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). The Fund’s investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to potential price arbitrage. However, there is no guarantee that the Fund’s net asset value will immediately reflect changes in market conditions.
The Fund uses a variety of techniques to monitor and detect abusive trading practices, such as monitoring purchases, redemptions and exchanges that meet certain criteria established by the Fund, and making inquiries with respect to such trades. If a transaction is rejected or an account restricted due to suspected market timing, the investor or his or her financial adviser will be notified.
With respect to trades that occur through omnibus accounts at intermediaries, such as broker-dealers and third party administrators, the Fund requires all such intermediaries to agree to cooperate in identifying and restricting market timers in accordance with the Fund’s policies and will periodically request customer trading activity in the omnibus accounts based on certain criteria established by the Fund. There is no assurance that the Fund will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.
Although the Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. As some investors may use various strategies to disguise their trading practices, the Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the ability and/or willingness of such intermediaries to monitor for these activities.
For further details, contact Account Assistance.
Unauthorized Telephone Requests
Like most financial organizations, VanEck, the Fund and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller’s identity and authority to act on the account are not followed.
If you do not want to authorize the Telephone Exchange or Redemption privilege on your eligible account, you must refuse it on the Account Application, broker/agent settlement instructions, or by written notice to DST. VanEck, the Fund, and DST reserve the right to reject a telephone redemption, exchange, or other request without prior notice either during or after the call. For further details, contact Account Assistance.
AUTOMATIC SERVICES
Automatic Investment Plan
You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an Application, contact Account Assistance.
Automatic Exchange Plan
You may authorize DST to periodically exchange a specified dollar amount for your account from one Fund to another Fund. For further details and to request an Application, contact Account Assistance.
Automatic Withdrawal Plan
You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more at the current offering price to establish the Plan. For further details and to request an Application, contact Account Assistance.
MINIMUM PURCHASE
Each class can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services.

16

For Class A and Class Y shares, an initial purchase of $1,000 and subsequent purchases of $100 or more are required for non-retirement accounts. There are no purchase minimums for any retirement or pension plan account, for any account using the Automatic Investment Plan, or for any other periodic purchase program. Minimums may be waived for initial and subsequent purchases through “wrap fee” and similar programs offered without a sales charge by certain financial institutions and third-party recordkeepers and/or administrators.
For Class I shares, an initial purchase by an eligible investor of $1 million is required. The minimum initial investment requirement may be waived or aggregated among investors, in the Adviser’s discretion, for investors in certain fee-based, wrap or other no-load investment programs, and for an eligible Employer-Sponsored Retirement Plan with plan assets of $3 million or more, sponsored by financial intermediaries that have entered into a Class I agreement with VanEck, as well as for other categories of investors. An “Employer-Sponsored Retirement Plan” includes (a) an employer sponsored pension or profit sharing plan that qualifies (a “Qualified Plan”) under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA-covered 403(b) plan; and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer-sponsored IRAs. In addition, members of the Boards of Trustees of VanEck Funds and VanEck VIP Trust and each officer, director and employee of VanEck may purchase Class I shares without being subject to the $1 million minimum initial investment requirement. There are no minimum investment requirements for subsequent purchases to existing accounts. To be eligible to purchase Class I shares, you must also qualify as specified in “How to Choose a Class of Shares.”
ACCOUNT VALUE AND REDEMPTION
If the value of your account falls below $1,000 for Class A and Class Y shares and below $500,000 for Class I shares after the initial purchase, the Fund reserves the right to redeem your shares after 30 days notice to you. This does not apply to accounts exempt from purchase minimums as described above.
HOW THE FUND SHARES ARE PRICED
The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus any applicable sales charge. The Fund calculates its NAV per share class every day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.
You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE. The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.
The Fund’s investments are generally valued based on market quotations which may be based on quotes obtained from a quotation reporting system, established market makers, broker dealers or by an independent pricing service. Short-term debt investments having a maturity of 60 days or less are valued at amortized cost, which approximates the fair value of the security. Assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. When market quotations are not readily available for a portfolio security or other asset, or, in the opinion of the Adviser, are deemed unreliable, the Fund will use the security’s or asset’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Policies and Procedures, which have been approved by the Board. As a general principle, the current fair value of a security or other asset is the amount which the Fund might reasonably expect to receive for the security or asset upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser and reported to the Board, is responsible for recommending fair value procedures to the Board and for administering the process used to arrive at fair value prices.
Factors that may cause the Fund’s Pricing Committee to fair value a security include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market, trading in the security has been suspended, or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or the price for the security is “stale” because its price has not changed for five consecutive business days, (4) the Adviser determines that a market quotation is not reliable, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.
In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.
Foreign equity securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign equity securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund

17

SHAREHOLDER INFORMATION (continued)

calculates its NAV. In such cases, the Pricing Committee may apply a fair valuation formula to those foreign equity securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.
Certain of the Fund’s portfolio securities are valued by an independent pricing service approved by the Board. The independent pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such independent pricing service.
There can be no assurance that the Fund could purchase or sell a portfolio security or other asset at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be material differences between a fair value price at which a portfolio security or other asset is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities or other assets may be less frequent, and of greater magnitude, than changes in the price of portfolio securities or other assets valued by an independent pricing service, or based on market quotations.
2. HOW TO CHOOSE A CLASS OF SHARES
The Fund offers three classes of shares with different sales charges and 12b-1 fee schedules, designed to provide you with different purchase options according to your investment needs. Class A shares are offered to the general public and differ in terms of sales charges and ongoing expenses. Class I shares are offered to eligible investors primarily through certain financial intermediaries that have entered into a Class I Agreement with VanEck. The Fund reserves the right to accept direct investments by eligible investors. Class Y shares are offered only to investors through “wrap fee” and similar programs offered without a sales charge by certain financial intermediaries and third-party recordkeepers and/or administrators that have entered into a Class Y agreement with VanEck.
Financial intermediaries making Fund shares available to their clients determine which share class(es) to make available. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial intermediary.

■
CLASS A Shares are offered at net asset value plus an initial sales charge at time of purchase of up to 5.75% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more. For further information regarding sales charges, breakpoints and other discounts, please see below. The 12b-1 fee is 0.25% annually.

■
CLASS I Shares are offered with no sales charges on purchases, no contingent deferred redemption charge (“CDRC”), and no 12b-1 fee. To be eligible to purchase Class I (Institutional) shares, you must be an eligible investor that is making or has made a minimum initial investment of at least $1 million (which may be reduced or waived under certain circumstances) in Class I shares of the Fund. Eligible investors in Class I shares include corporations, foundations, family offices and other institutional organizations; high net worth individuals; persons purchasing through certain financial intermediaries or a bank, trust company or similar institution investing for its own account or for the account of a client when such institution has entered into a Class I agreement with VanEck and makes Class I shares available to the client’s program or plan.

■
CLASS Y Shares are offered with no sales charges on purchases, no CDRC, and no 12b-1 fee. To be eligible to purchase Class Y shares, you must be an eligible investor in a “wrap-fee” or other fee-based program, including an Employer-Sponsored Retirement Plan, offered through a financial intermediary that has entered into a Class Y Agreement with VanEck, and makes Class Y shares available to that program or plan. An “Employer-Sponsored Retirement Plan” includes (a) an employer sponsored pension or profit sharing plan that qualifies (a “Qualified Plan”) under section 401(a) of the Code, including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA-covered 403(b) plan; and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer-sponsored IRAs.

Financial intermediaries may offer their clients more than one class of shares of the Fund. Shareholders who own shares of one class of the Fund and who are eligible to invest in another class of the same Fund may be eligible to convert their shares from one class to the other. Shareholders no longer participating in a fee-based program may be subject to conversion of their current class of shares by their financial intermediary to another class of shares of the Fund having expenses that may be higher than the expenses of their current class of shares. The timing and implementation of such conversions are at the discretion of the shareholder’s financial intermediary. For additional information, please contact your financial intermediary or see “Class Conversions” in the SAI. Investors should consider carefully a Fund’s share class expenses and applicable sales charges and fees plus any separate transaction and other fees charged by such intermediaries in connection with investing in each available share class before selecting a share class. It is the responsibility of the financial intermediary and the investor to choose the proper share class and notify DST or VanEck of that share class at the time of each purchase. More information regarding share class eligibility is available in the “How to Buy, Sell, Exchange, or Transfer Shares” section of the prospectus and in “Purchase of Shares” in the SAI.

18

3. SALES CHARGES
Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the net asset value (NAV) of the shares plus an initial sales charge. A sales charge means that a portion of your initial investment goes toward the sales charge and is not invested. The initial sales charge varies depending upon the size of your purchase, as set forth below, and a percentage is paid to the financial intermediary who sells your Class A shares. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic investment of income dividends or capital gains distribution. It is the responsibility of the financial intermediary to ensure that the investor obtains the proper “breakpoint” discount. Class I and Class Y do not have an initial sales charge. Class A does charge a contingent deferred sales charge as set forth below.
Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled “Intermediary Sales Charge Discounts and Waivers.” Appendix A is incorporated herein by reference (is legally a part of this prospectus). Such intermediary-specific sales charge discounts and waivers may not be available to purchasers whose accounts are not held at and traded by their intermediary.
In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any facts qualifying the purchaser for sales charge discounts or waivers.

Class A Shares Sales Charges
	Sales Charge as a Percentage of
Dollar Amount of Purchase	Offering Price	Net Amount Invested	Percentage to Brokers or Agents[1]
Less than $25,000	5.75%	6.10%	5.00%
$25,000 to less than $50,000	5.00%	5.30%	4.25%
$50,000 to less than $100,000	4.50%	4.70%	3.90%
$100,000 to less than $250,000	3.00%	3.10%	2.60%
$250,000 to less than $500,000	2.50%	2.60%	2.20%
$500,000 to less than $1,000,000	2.00%	2.00%	1.75%
$1,000,000 and over	None[2]

[1]	Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.

[2]
The Distributor may pay a Finder’s Fee of 1.00% to eligible brokers and agents on qualified commissionable shares purchased at or above the $1 million breakpoint level. Such shares may be subject to a 1.00% contingent deferred sales charge if redeemed within one year from the date of purchase. For additional information, see “Contingent Deferred Sales Charge for Class A Shares” below or contact the Distributor or your financial intermediary.

CONTINGENT DEFERRED SALES CHARGE FOR CLASS A SHARES
Class A shares purchased at or above the $1 million breakpoint in accordance with the sales load schedule identified above (referred to as “commissionable” shares) that are redeemed within one year of purchase will be subject to a contingent deferred sales charge (“CDSC”) in the amount of 1.00% of the lesser of the current value of the shares redeemed or the original purchase price of such shares. The CDSC will be paid to the Distributor as reimbursement for any Finder’s Fee previously paid by the Distributor to an eligible broker or agent at the time the commissionable shares were purchased and may be waived by the Distributor if the original purchase did not result in the payment of a Finder’s Fee. For purposes of calculating the CDSC, shares will be redeemed in the following order: (1) first shares that are not subject to the CDSC (e.g., dividend reinvestment shares and other non-commissionable shares) and (2) then other shares on a first in, first out basis. A CDSC will not be charged in connection with an exchange of Class A shares into Class A shares of another VanEck Fund; however, the shares received upon an exchange will be subject to the CDSC if they are subsequently redeemed within one year of the date of the original purchase (subject to the same terms and conditions described above). For further details regarding eligibility for the $1 million breakpoint, please see Section 3. “Sales Charges—Reduced or Waived Sales Charges” below.
REDUCED OR WAIVED SALES CHARGES
You may qualify for a reduced or waived sales charge as stated below, or under other appropriate circumstances. You (or your broker or agent) must notify DST or VanEck at the time of each purchase or redemption whenever a reduced or waived sales charge is applicable. The term “purchase” refers to a single purchase by an individual (including spouse and children under age 21), corporation, partnership, trustee, or other fiduciary for a single trust, estate, or fiduciary account. For further details, see the SAI. The value of shares owned by an individual in Class A and Class C of each of the VanEck Funds may be combined for a reduced sales charge in Class A shares only.

19

SHAREHOLDER INFORMATION (continued)

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it will be necessary at the time of purchase for you to inform your broker or agent (or DST or VanEck, as applicable), of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums and of any facts qualifying the purchaser for sales charge discounts or waivers.
The Fund makes available information regarding applicable sales loads, breakpoint discounts, reduced or waived sales charges and eligibility minimums, on their website at vaneck.com, free of charge.
FOR CLASS A SHARES
Right of Accumulation
When you buy shares, the amount you purchase will be combined with the value, at current offering price, of any existing Fund shares you own. This total will determine the sales charge level for which you qualify.
Your purchases eligible for Right of Accumulation reduced sales charge (i.e. breakpoint discount) include Class A shares purchased for individual accounts registered in the name of:

■	You, individually;

■
Your “family member,” defined as your spouse (by marriage or by common law marriage/civil union as recognized by applicable state or federal law) and your children/step-children if under the age of 21;

■	You, when you own shares jointly with another individual(s) who is a non-family member;

■	You or a family member acting as the trustee, custodian, or other acting fiduciary title for a single trust, estate, or fiduciary account;

■	Your sole ownership business or the sole ownership business of a family member on which you or a family member are the authorized signer;

■	Trust Grantor (a trust established by you or a family member who is acting as the grantor of the trust);

■	Trust Beneficiary (a trust established by you or a family member who is the beneficial owner of the trust);

■	A single corporation or partnership.
Combined Purchases
The combined amounts of your multiple purchases in the Fund on a single day determines the sales charge level for which you qualify.
Letter of Intent
If you plan to make purchases of the Fund that are eligible for a right of accumulation discount, as described above, within a 13 month period in Class A shares that total an amount equal to a reduced sales charge level, you can establish a Letter of Intent (LOI) for that amount. Under the LOI, your initial and subsequent purchases during that period receive the sales charge level applicable to that total amount. The amount of a purchase not originally made pursuant to the LOI may be included under a backdated LOI executed within 90 days of such purchase (“accumulation credit”) to fulfill the LOI. For LOIs, out of an initial purchase (or subsequent purchases if necessary), 5% of the specified dollar amount of an LOI will be held in escrow by DST in a shareholder’s account until the shareholder’s total purchases of the Fund pursuant to the LOI plus a shareholder’s accumulation credit (if any) equal the amount specified in the Letter. For further details, see the Application and the SAI.
Persons Affiliated with VanEck
Trustees, officers, and full-time employees (and their families) of the Fund, Adviser or Distributor may buy without a sales charge. Also, employees (and their spouses and children under age 21) of a brokerage firm or bank that has a selling agreement with VanEck, and other affiliates and agents, may buy without a sales charge.
Load-waived Programs Through Financial Intermediaries
Financial intermediaries may offer shares without a sales charge if they: (i) are compensated by their clients on a fee-only basis, including but not limited to Investment Advisors, Financial Planners, and Bank Trust Departments; or (ii) have entered into an agreement with VanEck to offer Class A shares at net asset value through a no-load network or platform, or through a self-directed investment brokerage account program that may or may not charge a transaction fee to its clients.
Institutional Retirement Programs
Certain financial institutions and third-party recordkeepers and/or administrators who have agreements with VanEck to offer Class A shares at net asset value may buy shares without a sales charge for their accounts on behalf of investors in retirement plans and deferred compensation plans.
Reinstatement Privilege
You have the right, once a year, to reinvest (“buy back”) proceeds of a redemption from Class A shares of the Fund into the Fund or Class A shares of another fund of the VanEck Funds within 60 days without a sales charge. If you invest into the same Fund

20

within 30 days before or after you redeem your shares at a loss, the “wash sale” rules apply to disallow for tax purposes a loss realized upon redemption.
FOR CLASS I AND CLASS Y SHARES
No initial sales charge, or CDRC fee is imposed on Class I or Class Y shares. Class I and Class Y are no-load share classes.
PLAN OF DISTRIBUTION (12b-1 PLAN)
The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. Of the amounts expended under the plan for the fiscal year ended December 31, 2019 for all VanEck Funds, approximately 93% was paid to Brokers and Agents who sold shares or serviced accounts of Fund shareholders. The remaining 7% was retained by the Distributor to pay expenses such as printing and mailing prospectuses and sales material. Because these fees are paid out of the Fund’s assets on an on- going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class I and Class Y shares do not have 12b-1 fees. For a complete description of the Plan of Distribution, please see “Plan of Distribution (12b-1 Plan)” in the SAI.

VanEck Funds Annual 12b-1 Schedule	Fee to Fund	Payment to Dealer
Emerging Markets Bond Fund-A	0.25%	0.25%

4. HOUSEHOLDING OF REPORTS AND PROSPECTUSES
If more than one member of your household is a shareholder of any of the funds in the VanEck Funds, regulations allow us, subject to certain requirements, to deliver single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. For example, a husband and wife with separate accounts in the same fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the system, known as “householding,” only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. You may benefit from this system in two ways, a reduction in mail you receive and a reduction in fund expenses due to lower fund printing and mailing costs. However, if you prefer to continue to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, please call Account Assistance at 800-544-4653.
5. RETIREMENT PLANS
Fund shares may be invested in tax-advantaged retirement plans sponsored by VanEck or other financial organizations. Retirement plans sponsored by VanEck use UMB Bank n.a. as custodian and must receive investments directly by check or wire using the appropriate VanEck retirement plan application. Confirmed trades through a broker or agent cannot be accepted. To obtain applications and helpful information on VanEck retirement plans, contact your broker or agent or Account Assistance.
Retirement Plans Sponsored by VanEck:
Traditional IRA
Roth IRA
SEP IRA
6. FEDERAL INCOME TAXES
TAXATION OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS YOU RECEIVE
The Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you.
For tax-reportable accounts, dividends and capital gains distributions are normally taxable even if they are reinvested. Fund distributions of short-term capital gains are taxed as ordinary income. Fund distributions of long-term capital gains are taxed at long-term capital gain rates no matter how long you have owned your fund shares. Certain income dividends are treated as qualified dividend income, taxable at long-term capital gain rates provided certain holding period requirements are met. Tax laws and regulations are subject to change.
At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

21

SHAREHOLDER INFORMATION (continued)

TAXATION OF SHARES YOU SELL
For tax-reportable accounts, when you redeem your shares you may incur a capital gain or loss on the proceeds. The amount of gain or loss, if any, is the difference between the amount you paid for your shares (including reinvested dividends and capital gains distributions) and the amount you receive from your redemption. Be sure to keep your regular statements; they contain the information necessary to calculate the capital gain or loss. An exchange of shares from one Fund to another will be treated as a sale and purchase of Fund shares. It is therefore a taxable event.
COST BASIS REPORTING
As required by law, for shares purchased on and after January 1, 2012 in accounts eligible for IRS Tax Form 1099-B tax reporting by VanEck Funds for which tax basis information is available (“covered shares”), the VanEck Funds will provide cost basis information to you and the IRS for shares using the IRS Tax Form 1099-B. Generally, cost basis is the dollar amount paid to purchase shares, including purchases of shares made by reinvestment of dividends and capital gains distributions, adjusted for various items, such as sales charges and transaction fees, wash sales, and returns of capital.
The cost basis of your shares will be calculated using the Fund’s default cost basis method of Average Cost, and the Fund will deplete your oldest shares first, unless you instruct the Fund to use a different cost basis method. You may elect the cost basis method that best fits your specific tax situation using VanEck’s Cost Basis Election Form. It is important that any such election be received in writing from you by the VanEck Funds before you redeem any covered shares since the cost basis in effect at the time of redemption, as required by law, will be reported to you and the IRS. Particularly, any election or revocation of the Average Cost method must be received in writing by the VanEck Funds before you redeem covered shares. The VanEck Funds will process any of your future redemptions by depleting your oldest shares first (FIFO). If you elect a cost basis method other than Average Cost, the method you chose will not be utilized until shares held prior to January 1, 2012 are liquidated. Cost basis reporting for non-covered shares will be calculated and reported separately from covered shares. You should carefully review the cost basis information provided by the Fund and make any additional cost basis, holding period, or other adjustments that are required when reporting these amounts on your federal, state, and local income tax returns. For tax advice specific to your situation, please contact your tax advisor and visit the IRS website at IRS.gov. The VanEck Funds cannot and do not provide any advice, including tax advice.
To obtain VanEck’s Cost Basis Election Form and to learn more about the cost basis elections offered by the VanEck Funds, please go to our website at vaneck.com or call VanEck Account Services at 800-544-4653.
BACKUP WITHHOLDING
By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
STATE AND LOCAL TAXES
Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.
NON-RESIDENT ALIENS
Dividends and short-term capital gains, if any, paid to non-resident aliens generally are subject to the maximum withholding tax (or lower tax treaty rates for certain countries). The IRS considers these dividends U.S. source income. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short- term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.
As part of the Foreign Account Tax Compliance Act, (“FATCA”), the Fund is required to withhold a 30% federal tax on income dividends paid by the Fund to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied on currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). To avoid possible withholding, FFIs, other than FFIs subject to special treatment under certain intergovernmental agreements, will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S.

22

owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.
The Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Fund to comply with the FATCA rules. If the Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.
Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.
7. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
The Fund makes distributions of all of its net investment income to shareholders as dividends monthly. The Fund makes distributions of any net capital gains at least annually, in December. See your tax adviser for details. Occasionally, a dividend and/or capital gain distribution may be made outside of the normal schedule.

Dividends and Capital Gains Distribution Schedule
Fund	Dividends	Distribution of Short-Term and Long-Term Capital Gains
Emerging Markets Bond Fund	Monthly	December

Dividends and Capital Gains Distributions Reinvestment Plan
Dividends and/or distributions are automatically reinvested into your account without a sales charge, unless you elect a cash payment. You may elect cash payment either on your original Account Application, or by calling Account Assistance at 800-544-4653.
Divmove
You can have your cash dividends from a Class A Fund automatically invested in Class A shares of another VanEck Fund. Cash dividends are invested on the payable date, without a sales charge. For details and an Application, call Account Assistance.

23

SHAREHOLDER INFORMATION (continued)

8. MANAGEMENT OF THE FUND AND SERVICE PROVIDERS

24

INFORMATION ABOUT FUND MANAGEMENT
INVESTMENT ADVISER
Van Eck Associates Corporation (the “Adviser”), 666 Third Avenue, New York, New York 10017, is the Adviser to the Fund. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts.
Jan F. van Eck and members of his family own 100% of the voting stock of the Adviser. As of December 31, 2019, the Adviser’s assets under management were approximately $54.7 billion.
Fees paid to the Adviser: Pursuant to the advisory agreement between the Adviser and the Trust (the “Advisory Agreement”), the Fund pays the Adviser a monthly fee at the annual rate of: (i) 0.80% of the first $1.5 billion of average daily net assets of the Fund and (ii) 0.75% of average daily net assets in excess of $1.5 billion. This includes the fee paid to the Adviser for accounting and administrative services.
The Adviser has agreed to waive fees and/or pay expenses for the Fund to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.25% for Class A, 0.95% for Class I, and 1.00% for Class Y of the Fund’s average daily net assets per year until May 1, 2021. During such time, the expense limitation is expected to continue until the Board acts to discontinue all or a portion of such expense limitation.
The Adviser also has agreed to waive fees and/or pay expenses for the Fund to the extent necessary to prevent the operating expenses of the Fund’s Class Y shares from exceeding the operating expenses of the Fund’s Class A shares.
For the Fund’s most recent fiscal year, the advisory fee paid to the Adviser was as follows:

VanEck Funds	As a % of average daily net assets
Emerging Markets Bond Fund	0.80%

The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order obtained by the Fund and the Adviser from the SEC under which the Adviser is permitted, subject to supervision and approval of the Board, to enter into and materially amend sub-advisory agreements without seeking shareholder approval. The Adviser will furnish shareholders of the Fund with information regarding a new sub-adviser within 90 days of the hiring of the new sub-adviser. Currently, the Adviser has not hired a sub-adviser to assist with the portfolio management of the Fund.
A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s semi- annual report to shareholders for the period ended June 30, 2019.
PORTFOLIO MANAGERS
Eric Fine, Portfolio Manager of the Fund, is primarily responsible for the day-to-day portfolio management of the Fund.
Eric Fine. Mr. Fine is Portfolio Manager of the Fund. He has been with the Adviser since 2009. Prior to joining the Adviser, Mr. Fine conducted business in emerging markets for over 20 years, including 14 years at Morgan Stanley where he ran the Global Emerging Markets Research Group and founded and managed the Emerging Markets Proprietary Trading Group. Mr. Fine also started and led Morgan Stanley’s Europe/Middle East/Africa Strategy and Economics Research Group and helped start the firm’s emerging markets business in London.
David Austerweil. Mr. Austerweil is Deputy Portfolio Manager of the Fund. He has been with the Adviser since 2012 and has over 10 years’ experience in the financial markets. Prior to joining the Adviser, Mr. Austerweil served as vice president at ING Financial Services working on the emerging market credit trading and structuring desk.
The SAI provides additional information about the above Portfolio Managers, their compensation, other accounts they manage, and their securities ownership in the Fund.
THE TRUST
For more information on the VanEck Funds (the “Trust”), the Trustees and the Officers of the Trust, see “General Information,” “Description of the Trust” and “Trustees and Officers” in the SAI.
THE DISTRIBUTOR
Van Eck Securities Corporation, 666 Third Avenue, New York, NY 10017 (the “Distributor”), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust for distributing shares of the Fund.

25

SHAREHOLDER INFORMATION (continued)

The Distributor generally sells and markets shares of the Fund through intermediaries, such as broker-dealers. The intermediaries may be compensated by the Fund for providing various services.
In addition, the Distributor or the Adviser may pay certain intermediaries, out of its own resources and not as an expense of the Fund, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Fund and other mutual funds distributed by the Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor or the Adviser may receive when each of them makes these payments include, among other things, placing the Fund on the intermediary’s sales system and/or preferred or recommended fund list, offering the Fund through the intermediary’s advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Fund.
The fees paid by the Distributor or the Adviser to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the Fund attributable to a particular intermediary on an annual basis.
The Distributor or the Adviser may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.
Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell the Fund’s shares may also act as a broker or dealer in connection with execution of transactions for the Fund’s portfolio. The Fund and the Adviser have adopted procedures to ensure that the sales of the Fund’s shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.
Not all intermediaries are paid the same to sell mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of the Fund, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.

26

IV. FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the Fund’s annual report, which is available upon request.

27

EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$6.15	$7.00	$6.77	$6.64	$8.18
Income from investment operations:
Net investment income	0.47 (b)	0.38 (b)	0.49 (b)	0.25	0.45
Net realized and unrealized gain (loss) on
investments	0.28	(0.81)	0.29	0.15	(1.53)
Total from investment operations	0.75	(0.43)	0.78	0.40	(1.08)
Less dividends and distributions from:
Net investment income	(0.40)	—	(0.55)	(0.16)	—
Return of capital	(0.06)	(0.42)	—	(0.11)	(0.46)
Total dividends and distributions	(0.46)	(0.42)	(0.55)	(0.27)	(0.46)
Net asset value, end of year	$6.44	$6.15	$7.00	$6.77	$6.64
Total return (a)	12.61%	(6.39)%	11.68%	6.06%	(13.60)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$4,860	$4,793	$5,821	$8,657	$11,763
Ratio of gross expenses to average net assets	2.69%	2.05%	1.71%	1.68%	1.44%
Ratio of net expenses to average net assets	1.26%	1.26%	1.26%	1.25%	1.25%
Ratio of net expenses to average net assets,
excluding interest expense	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average
net assets	7.37%	5.78%	7.02%	3.70%	5.63%
Portfolio turnover rate	302%	269%	568%	546%	605%

(a)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Calculated based upon average shares outstanding.

28

EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$6.25	$7.13	$6.87	$6.71	$8.23
Income from investment operations:
Net investment income	0.53 (b)	0.40 (b)	0.51 (b)	0.31	0.47
Net realized and unrealized gain (loss) on
investments	0.27	(0.83)	0.30	0.12	(1.53)
Total from investment operations	0.80	(0.43)	0.81	0.43	(1.06)
Less dividends and distributions from:
Net investment income	(0.45)	—	(0.55)	(0.16)	—
Return of capital	(0.07)	(0.45)	—	(0.11)	(0.46)
Total dividends and distributions	(0.52)	(0.45)	(0.55)	(0.27)	(0.46)
Net asset value, end of year	$6.53	$6.25	$7.13	$6.87	$6.71
Total return (a)	13.09%	(6.21)%	11.96%	6.45%	(13.27)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$18,092	$9,902	$28,261	$82,960	$130,494
Ratio of gross expenses to average net assets	2.18%	1.33%	1.06%	0.96%	0.94%
Ratio of net expenses to average net assets	0.96%	0.96%	0.96%	0.95%	0.94%
Ratio of net expenses to average net assets,
excluding interest expense	0.95%	0.95%	0.95%	0.95%	0.94%
Ratio of net investment income to average
net assets	8.27%	5.91%	7.08%	4.37%	6.27%
Portfolio turnover rate	302%	269%	568%	546%	605%

	Class Y
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$6.23	$7.10	$6.84	$6.69	$8.22
Income from investment operations:
Net investment income	0.47 (b)	0.39 (b)	0.51 (b)	0.29	0.48
Net realized and unrealized gain (loss) on
investments	0.32	(0.82)	0.30	0.13	(1.55)
Total from investment operations	0.79	(0.43)	0.81	0.42	(1.07)
Less dividends and distributions from:
Net investment income	(0.46)	—	(0.55)	(0.16)	—
Return of capital	(0.07)	(0.44)	—	(0.11)	(0.46)
Total dividends and distributions	(0.53)	(0.44)	(0.55)	(0.27)	(0.46)
Net asset value, end of year	$6.49	$6.23	$7.10	$6.84	$6.69
Total return (a)	13.05%	(6.30)%	12.01%	6.32%	(13.41)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$2,993	$4,924	$12,008	$22,970	$22,505
Ratio of gross expenses to average net assets	2.60%	1.65%	1.30%	1.19%	1.07%
Ratio of net expenses to average net assets	1.02%	1.01%	1.01%	1.00%	1.00%
Ratio of net expenses to average net assets,
excluding interest expense	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average
net assets	7.34%	5.83%	7.15%	4.12%	6.08%
Portfolio turnover rate	302%	269%	568%	546%	605%

(a)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Calculated based upon average shares outstanding.

29

APPENDIX A

VANECK FUNDS
APPENDIX A: INTERMEDIARY SALES CHARGE DISCOUNTS AND WAIVERS

Dated May 1, 2020

EMERGING MARKETS BOND FUND
CLASS A: EMBAX / CLASS I: EMBUX / CLASS Y: EMBYX

This Appendix A is not a prospectus. It should be read in conjunction with the prospectus dated May 1, 2020 (the “Prospectus”) for VanEck Funds (the “Trust”), relating to Emerging Markets Bond Fund (the “Fund”), as it may be revised from time to time. A copy of the Prospectus for the Trust, relating to the Fund, may be obtained without charge by visiting the VanEck website at vaneck.com, by calling toll free 800.826.1115 or by writing to the Trust or Van Eck Securities Corporation, the Fund’s distributor (the “Distributor”). The information disclosed in this Appendix A is part of, and incorporated in, the Prospectus. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. For the avoidance of doubt, for purposes of this Appendix A, references to a CDSC below also include the contingent deferred redemption charge (“CDRC”) as defined in the Prospectus.
Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred sales charge (“CDSC”) waivers, which are discussed below. In addition, please see the section of the Prospectus entitled “Shareholder Information-Sales Charges” for more information on sales charges and waivers available for different classes. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any facts qualifying the purchaser for sales charge discounts or waivers.
A.     Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares exchanged due to the holdings moving from a Merrill Lynch affiliate investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

30

CDSC Waivers on A, B and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
B.    Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
Shares purchased through a Morgan Stanley self-directed brokerage account
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

C.    Shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James
Shares purchased in an investment advisory program.
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

31

APPENDIX A (continued)

CDSC Waivers on Classes A, B and C shares available at Raymond James
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
Return of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and letters of intent
Breakpoints as described in this prospectus.
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

D. Shareholders purchasing Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.
Shares sold as part of a required minimum distribution for IRA and other retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
Shares acquired through a right of reinstatement.
Shares exchanged into the same share class of a different fund.

32

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
Breakpoints as described in the fund’s Prospectus.
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an "initial sales charge."

E. Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or the SAI.

Front-End Sales Charge Waivers on Class A shares Available at Baird
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund.
Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird.
Shares purchased from the proceeds of redemptions from another VanEck Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Fund's Class C Shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Class A and C shares Available at Baird
Shares sold due to death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
Shares bought due to returns of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.
Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
Breakpoints as described in this Prospectus.
Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of VanEck Fund assets held by accounts within the purchaser’s household at Baird. Eligible VanEck Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of VanEck Fund shares through Baird, over a 13-month period of time.

33

For more detailed information, see the Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this prospectus. The SAI includes information regarding, among other things: the Fund and its investment policies and risks; management of the Fund, investment advisory and other services, the Fund’s Board of Trustees, and tax matters related to the Fund.
Additional information about the investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

▪
Call VanEck at 800.826.1115, or visit the VanEck website at vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, information regarding applicable sales loads, breakpoint discounts, reduced or waived sales charges and eligibility minimums, or other information about the Fund.

▪
Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

▪
For more information about the different sales load variations imposed by financial intermediaries, see Appendix A, “Intermediary Sales Charge Discounts and Waivers,” which is incorporated herein by reference and is legally a part of this prospectus.

Transfer Agent: DST Systems Inc., an SS&C Company P.O. Box 218407 Kansas City, Missouri 64121-8407 SEC Registration Number: 811-04297	800.544.4653 vaneck.com
EMBPRO

PROSPECTUS
MAY 1, 2020
VanEck Funds
CM Commodity Index Fund
Class A: CMCAX / Class I: COMIX / Class Y: CMCYX

These securities have not been approved or disapproved either by the
U.S. Securities and Exchange Commission (SEC), the U.S. Commodity Futures
Trading Commission (CFTC), or by any State Securities Commission. Neither the SEC,
the CFTC nor any State Commission has passed upon the accuracy or adequacy of this prospectus.

Any claim to the contrary is a criminal offense.

800.826.2333    vaneck.com

CM COMMODITY INDEX FUND (CLASS A, I, Y)

I. SUMMARY INFORMATION
INVESTMENT OBJECTIVE
The CM Commodity Index Fund seeks to track, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index.
FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for Class A sales charge discounts if you and your family (includes spouse and children under age 21) invest, or agree to invest in the future, at least $25,000, in the aggregate, in Classes A and C of the VanEck Funds. More information about these and other discounts is available from your financial professional and in the “Shareholder Information—Sales Charges” section of this prospectus, in the “Availability of Discounts” section of the Fund’s Statement of Additional Information (“SAI”) and, with respect to purchases of shares through specific intermediaries, in Appendix C to this prospectus, entitled “Intermediary Sales Charge Discounts and Waivers.”
Shareholder Fees
(fees paid directly from your investment)

	Class A	Class I	Class Y
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0.00%	0.00%
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the net asset value or purchase price)	0.00%[1]	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I	Class Y
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%	0.00%
Other Expenses	0.43%	0.22%	0.29%
Total Annual Fund Operating Expenses	1.43%	0.97%	1.04%
Fee Waivers and/or Expense Reimbursements[2]	-0.48%	-0.32%	-0.34%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.95%	0.65%	0.70%

[1]	A contingent deferred sales charge for Class A shares of 1.00% for one year applies to redemptions of qualified commissionable shares purchased at or above the $1 million breakpoint level.

[2]
Van Eck Absolute Return Advisers Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 0.95% for Class A, 0.65% for Class I, and 0.70% for Class Y of the Fund’s average daily net assets per year until May 1, 2021. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and applies fee waivers and/or expense reimbursements, if any, for the periods indicated above under “Annual Fund Operating Expenses.” Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$666	$957	$1,269	$2,151
Class I	Sold or Held	$66	$277	$505	$1,161
Class Y	Sold or Held	$72	$297	$541	$1,240

1

CM COMMODITY INDEX FUND (CLASS A, I, Y) (continued)

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by investing in instruments that derive their value from the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index (the “CMCI”), as described below, and in bonds, debt securities and other fixed income instruments (“Fixed Income Instruments”) issued by various U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including commodity index- linked notes, swap agreements, commodity futures contracts and options on futures contracts that provide economic exposure to the investment returns of the commodities markets, as represented by the CMCI and its constituents.
Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. A commodity-linked derivative is a derivative instrument whose value is linked to the movement of a commodity, commodity index, commodity option or futures contract. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.
The CMCI is a rules-based, composite benchmark index diversified across 29 commodity components from the following five sectors: energy, precious metals, industrial metals, agriculture and livestock. The CMCI is comprised of futures contracts with maturities ranging from three months up to a maximum of about three years for each commodity, depending on liquidity. The return of the CMCI reflects a combination of (i) the returns on the futures contracts comprising the CMCI; and (ii) the fixed-income return that would be earned on a hypothetical portfolio of 13-week U.S. Treasury bills theoretically deposited as full collateral for the notional exposure of hypothetical positions in the futures contracts comprising the CMCI. The selection and relative weightings of the components of the CMCI are designed to reflect the economic significance and market liquidity of each commodity, as determined based on global economic data, consumption data, commodity futures prices, open interest and volume data. The maturity of each commodity component in the CMCI remains fixed at a predefined time interval at all times by means of a continuous rolling process, in which a weighted percentage of shorter dated contracts for each commodity are swapped for longer dated contracts on a daily basis. The CMCI is rebalanced monthly back to the target weightings of the commodity components of the CMCI and the target weightings of all commodity components are revised once per year. A more detailed description of the CMCI is contained in Appendix A to the prospectus.
The Fund will seek to track the returns of the CMCI by entering into swap contracts and commodity index-linked notes with one or more counterparties, which contracts and notes will rise and fall in value in response to changes in the value of the CMCI. As of the date of this prospectus, UBS AG (“UBS") was the only available counterparty with which the Fund may enter into such swap contracts on the CMCI. The Fund may enter into such contracts and notes directly or indirectly through a wholly owned subsidiary of the Fund (the “Subsidiary”). Commodity index-linked notes are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices (such as the CMCI). These commodity index-linked notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The Fund may also seek to gain exposure to the individual commodity components of the CMCI by investing in futures contracts that comprise the CMCI, either directly or indirectly through the Subsidiary.
For tax reasons, it may be advantageous for the Fund to create and maintain its exposure to the commodity markets, in whole or in part, by investing in the Subsidiary. The Subsidiary is managed by the Adviser for the exclusive benefit of the Fund. As discussed in greater detail elsewhere in this prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments including futures. The Fund may invest up to 25% of its assets in the Subsidiary.
The derivative instruments in which the Fund and the Subsidiary primarily intend to invest are instruments linked to commodity indices, such as the CMCI, and instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. These instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund’s portfolio may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations may be the result of temporary market fluctuations, and under normal circumstances, the Fund will seek to maintain notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the Fund’s net assets. To the extent the CMCI is concentrated in a particular industry (or one or more commodities that comprise an industry) the Fund will necessarily be concentrated in that industry.

2

Assets not invested in commodity-linked derivative instruments or the Subsidiary may be invested in Fixed Income Instruments, including derivative Fixed Income Instruments.
The average duration of the portfolio of Fixed Income Instruments will vary based on interest rates and, under normal market conditions, is not expected to exceed five years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. The Fund will invest primarily in securities of the U.S. Government and its agencies and investment grade bonds of private issuers rated Baa3 or higher by Moody's Investor Service, Inc. or, if unrated, determined by the Adviser to be of comparable quality. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy back or dollar rolls, repurchase agreements or reverse repurchase agreements). The Fund may also invest, without limitation, in money market funds.
PRINCIPAL RISKS
There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.
Credit. Credit risk is the risk that the issuer or guarantor of a debt security or the counterparty to an over-the-counter contract (including many derivatives) will be unable or unwilling to make timely principal, interest or settlement payments or otherwise honor its obligations. The Fund may invest in debt securities that are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the value of the securities.
Commodities and Commodity-Linked Derivatives. Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, disease, acts of terrorism, natural disasters, and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.
Commodities and Commodity-Linked Derivatives Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives were treated as non- qualifying income, the Fund might fail to qualify as a regulated investment company and/or be subject to federal income tax at the Fund level. The uncertainty surrounding the treatment of certain derivative instruments under the qualification tests for a regulated investment company may limit the Fund’s use of such derivative instruments.
Counterparty. A loss may be sustained as a result of the failure of another party to a contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with a contract’s terms. The Fund also bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In addition, the Fund may enter into swap agreements with a limited number of counterparties, and as of the date of this prospectus, UBS was the only available counterparty with which the Fund may enter into such swap contracts on the CMCI. The Fund may invest in commodity-linked structured notes issued by a limited number of issuers that will act as counterparties. The Fund’s use of one or a limited number of counterparties and its investments in commodity-linked structured notes issued by only a limited number of issuers increases the Fund’s exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
Debt Securities. Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. Debt securities with longer durations have higher risk and volatility.
Derivatives. The use of derivatives, such as swap agreements, options, futures contracts and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, commodity, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over the counter instruments may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to counterparty risk.

3

CM COMMODITY INDEX FUND (CLASS A, I, Y) (continued)

Index Tracking and Data Risk. The Fund’s return may not match the return of the CMCI for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the CMCI and incurs costs associated with investing in commodity-linked derivative instruments that provide economic exposure to the CMCI, which are not factored into the return of the Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. Errors in the Index data, the Index computations and/or the construction of the Index in accordance with its methodology or the transmission of such information to the Adviser may occur from time to time and may not be identified and corrected by the Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Industry Concentration. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting a particular industry.
Investment in Money Market Funds. Although a money market fund is designed to be a relatively low risk investment, it is subject to certain risks. An investment in a money market fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to maintain a net asset value of $1.00 per share, it is possible that the Fund may lose money by investing in a money market fund.
Management. Investment decisions made by the Adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected by the Adviser, may cause a decline in the value of the securities held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide.  An investment in the Fund may lose money.
Operational. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Regulatory. Changes in the laws or regulations of the United States or the Cayman Islands, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund or the Subsidiary. The Adviser is registered as a "commodity pool operator" ("CPO") under the U.S. Commodity Exchange Act of 1936, as amended ("CEA") and the rules of the U.S. Commodity Futures Trading Commission ("CFTC") and is subject to CFTC regulation with respect to the Fund and the Subsidiary. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that will apply with respect to the Fund as a result of the Adviser's registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser's compliance with comparable SEC requirements. This means that for most of the CFTC's disclosure and shareholder reporting applicable to the Adviser as the Fund's CPO, the Adviser's compliance with SEC disclosure and shareholder reporting will be deemed to fulfill the Adviser's CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Fund and the Subsidiary, the Fund may incur additional compliance and other expenses. The Adviser is also registered as a "commodity trading advisor" ("CTA"), but relies on an exemption with respect to the Fund and the Subsidiary from CTA regulations available for a CTA that also serves as the Fund's and the Subsidiary's CPO. The CFTC has neither reviewed nor approved the Fund or the Subsidiary, their investment strategies, or this prospectus.
Repurchase and Reverse Repurchase Agreements. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. A reverse repurchase agreement involves the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price.
Subsidiary. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940 Act, as amended (the "1940 Act"), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act.
U.S. Government Securities. Different U.S. government securities are subject to different levels of credit risk depending on the nature of the particular government support for that security. The market value of U.S. government securities may fluctuate and are subject to investment risks, and the value of U.S. government securities may be adversely affected by changes in interest rates. In addition, it is possible that the issuers of some U.S. government securities will not be able to timely meet their payment obligations in the future, and there is a risk of default.

4

PERFORMANCE
The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. For instance, the CMCI is a rules-based, composite benchmark index diversified across 29 commodity components from within five sectors, specifically energy, precious metals, industrial metals, agriculture and livestock. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.
Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the VanEck website at vaneck.com.
Class A: Annual Total Returns (%) as of 12/31

Best Quarter:	+12.28%	2Q '16
Worst Quarter:	-14.60%	3Q '15

Average Annual Total Returns as of 12/31/19	1 Year	5 Years	Life of Class
Class A Shares (12/31/10)
Before Taxes	2.18%	-3.69%	-6.06%
After Taxes on Distributions[1]	1.83%	-4.90%	-6.73%
After Taxes on Distributions and Sale of Fund Shares	1.29%	-3.28%	-4.57%
Class I Shares (12/31/10)
Before Taxes	8.55%	-2.23%	-5.15%
Class Y Shares (12/31/10)
Before Taxes	8.73%	-2.27%	-5.19%
UBS Bloomberg Constant Maturity Commodity Total Return Index	9.82%	-1.18%	-4.11%
(reflects no deduction for fees, expenses or taxes)

[1]
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. These returns are shown for one class of shares only; after-tax returns for the other classes may vary. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or Investment Retirement Account.

5

CM COMMODITY INDEX FUND (CLASS A, I, Y) (continued)

PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Absolute Return Advisers Corporation
Portfolio Managers.
Roland Morris, Jr. has been Portfolio Manager of the Fund since 2014. Gregory F. Krenzer has been Deputy Portfolio Manager of the Fund since 2016 and a member of the investment team since 2010. Mr. Krenzer has also been an investment team member on various funds managed by the Adviser since 1994.
PURCHASE AND SALE OF FUND SHARES
In general, shares of the Fund may be purchased or redeemed on any business day, primarily through financial representatives such as brokers or advisers, or directly by eligible investors through the Fund’s transfer agent. Purchase minimums for Classes A and Y shares are $1,000 for an initial purchase and $100 for a subsequent purchase, with no purchase minimums for any purchase through a retirement or pension plan account, for any “wrap fee” account and similar programs offered without a sales charge by certain financial institutions and third-party recordkeepers and/or administrators, and for any account using the Automatic Investment Plan, or for any other periodic purchase program. Purchase minimums for Class I shares are $1 million for an initial purchase and no minimum for a subsequent purchase; the initial minimum may be reduced or waived at the Adviser’s discretion.
TAX INFORMATION
The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax advantaged retirement account, such as a 401(k) plan or an individual retirement account (IRA), in which case your distributions may be taxed as ordinary income when withdrawn from such account.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

6

II. INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION

This section states the Fund’s investment objective and describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective. This section also provides additional information about the principal risks associated with investing in the Fund.
1. INVESTMENT OBJECTIVE
The CM Commodity Index Fund seeks to track, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index.
The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval. The Fund has adopted a policy that requires the Fund to provide shareholders with 60 days’ prior written notice before its investment objective can be changed (to the extent practicable).
2. ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS
Commodities and Commodity-Linked Derivatives Risk. Commodities include precious metals (such as gold, silver, platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index- linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note.
Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, political and economic events and policies, war, disease, acts of terrorism, natural disasters, and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.
Commodity-Linked “Structured” Securities. Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of the commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index of investment.
Structured Notes. Structured notes expose the Fund economically to movements in commodity prices. The performance of a structured note is determined by the price movement of the commodity underlying the note. A highly liquid secondary market may not exist for structured notes, and there can be no assurance that one will develop. These notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index.
Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and/or be subject to federal income tax at the Fund level. As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended (the “Code”), including income from any financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act. In September 2016 the Internal Revenue Service (“IRS”) announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a regulated investment company that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act. The IRS also revoked rulings issued to some funds regarding the treatment of commodity-linked notes held directly by such funds. The uncertainty surrounding the treatment of certain derivative instruments under the qualification tests for a regulated investment company may limit the Fund’s ability to invest directly in such derivative instruments. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.
Counterparty Risk. The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, commodities or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments include, but are not limited to total return, index, interest rate, and credit default swap agreements, and structured notes. The Fund will use counterparty agreements to exchange the returns (or

7

INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any agreement involving a counterparty unless the Adviser believes that the other party to the transaction is creditworthy. A loss may be sustained as a result of the failure of a counterparty to make required payments or otherwise comply with a contract’s terms.
The use of swap agreements and structured notes involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund may enter into swap agreements with a limited number of counterparties, and as of the date of this prospectus, UBS was the only available counterparty with which the Fund may enter into such swap agreements on the CMCI. The Fund may invest in commodity-linked structured notes issued by a limited number of issuers that will act as counterparties. The Fund’s use of one or a limited number of counterparties and its investments in commodity-linked structured notes issued by only a limited number of issuers increases the Fund’s exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt security or the counterparty to an over-the-counter contract (including many derivatives) will be unable or unwilling to make timely principal, interest or settlement payments or otherwise honor its obligations. The Fund invests in debt securities that are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the value of the securities.
Debt Securities Risk. Debt securities may include bonds and other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the “secondary market”—that is, they are traded by people other than their original issuers.
Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Various factors could affect the issuer’s ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates rise, the value of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Debt securities with longer durations have higher risk and volatility. Changes in government policies, such as raising the federal funds rate and/or further tapering “quantitative easing” measures, may increase interest rates which are currently at or near historic lows. These policy changes, along with changing market conditions, may lead to periods of heightened volatility in the debt securities market, reduced liquidity for certain Fund investments and an increase in Fund redemptions. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares.
Certain financial instruments in which the Fund may invest may pay interest based on, or otherwise have payments tied to, the London Inter-bank Offered Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). Due to the uncertainty regarding the future utilization of LIBOR and certain other Reference Rates, and the nature of any replacement rate, the potential effect of a transition away from LIBOR and certain other Reference Rates could, among other negative consequently adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any Reference Rate-linked securities, loans and derivatives in which the Fund may invest; require extensive negotiations of and/or amendments to agreements and other documentation governing Reference Rate-linked investments products; lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fallback” provisions that provide for an alternative reference rate in the event of Reference Rate unavailability; or cause the Fund to incur additional costs in relation to any of the above factors.
Derivatives Risk. The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, currency forwards and structured notes, whose values are derived, at least in part, from the value of one or more indicators, such as a security, commodity, asset, index or reference rate.
The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, commodity, asset, index or reference rate, which may be magnified by certain features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it originally committed to initial margin, and more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. There may be imperfect correlation between changes in the market value of a derivative and the value of its underlying reference asset, or in the case of hedging, in the value of the portfolio investment being hedged, and this may be exaggerated in times of market stress or volatility. Many derivatives require the Fund to post margin or collateral or otherwise maintain liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. In order to satisfy margin or other requirements, the Fund may need to sell securities from its portfolio or exit positions at a time when it may be

8

disadvantageous to do so. All of this could, in turn, affect the Fund's ability to fully execute its investment strategies and/or achieve its investment objective. The use of derivatives may also increase the amount of taxes payable by shareholders because changes in government regulation of derivatives could affect the character, timing and amount of the Fund’s taxable income or gains. Additionally, the Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to counterparty risk, which is the risk that the Fund's counterparty in a transaction may be unwilling, or unable, to perform its obligations under the transaction. The use of derivatives also involves the risk of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, index or reference rate. Derivatives may be subject to changing government regulation that could impact the Fund's ability to use certain derivatives and their cost.
In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies that would, if adopted, for the most part rescind the guidance of the SEC and its staff regarding asset segregation and cover transactions. Instead of complying with current guidance, the fund would need to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, certain other derivatives risk management program and testing requirements and requirements related to board reporting. These new requirements would apply unless the fund is qualified as a “limited derivatives user,” as defined in the SEC’s proposal. The fund trading reverse repurchase agreements or similar financing transactions would need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio. Reverse repurchase agreements or similar financing transactions would not be included in the calculation of whether the fund is a limited derivatives user, but for the fund subject to the VaR testing, reverse repurchase agreements and similar financing transactions would be included for purposes of such testing. Any new requirements, if adopted, may increase the cost of the fund’s investments and cost of doing business, which could adversely affect investors.
Futures Contracts. Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.
Options. The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its positions by maintaining, in a segregated account, cash or liquid securities equal in value to the exercise price of the call options written by the Fund.
Swaps. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified reference asset or index and agreed upon notional amount. The specified reference asset or index may include currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices).
Industry Concentration Risk. To the extent the CMCI is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting a particular industry.
Management Risk. Investment decisions made by the Adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected by the Adviser, may cause a decline in the value of the securities held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide.  Overall securities values could decline generally or could underperform other investments. An investment in the Fund may lose money.
Operational Risk. An investment in the Fund involves “operational risk”—the risk arising from the Fund’s operations. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and

9

INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Regulatory Risk. The Fund and the Subsidiary are subject to the laws and regulated by the governments of the United States and/or the Cayman Islands, respectively. Changes in the laws or regulations of the United States or the Cayman Islands, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund or the Subsidiary. In addition, the U.S. Commodity Futures Trading Commission (“CFTC”) or the SEC could at any time alter the regulatory requirements governing the use of commodity index-linked notes, commodity futures, options on commodity futures or swap transactions by investment companies, which could result in the inability of the Fund to achieve its investment objective through its current strategies.
The Adviser is registered as a CPO under the CEA and the rules of the CFTC and is subject to CFTC regulation with respect to the Fund and the Subsidiary. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that will apply with respect to the Fund as a result of the Adviser's registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser's compliance with comparable SEC requirements. This means that for most of the CFTC's disclosure and shareholder reporting applicable to the Adviser as the Fund's CPO, the Adviser's compliance with SEC disclosure and shareholder reporting will be deemed to fulfill the Adviser's CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Fund and the Subsidiary, the Fund may incur additional compliance and other expenses. The Adviser is also registered as a CTA, but relies on an exemption with respect to the Fund and the Subsidiary from CTA regulations available for a CTA that also serves as the Fund's and the Subsidiary's CPO. The CFTC has neither reviewed nor approved the Fund or the Subsidiary, their investment strategies, or this prospectus.
Investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal income tax requirements of Subchapter M of the Code, as amended. Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from certain of the commodity- linked derivatives in which the Fund invests may not be treated as “qualifying income” for purposes of the 90% income requirement. The Fund has received a private letter ruling from the IRS confirming that income from the Fund’s investment in the Subsidiary will constitute “qualifying income” for purposes of Subchapter M. However, in March 2019, the IRS issued final regulations permitting regulated investment companies to treat income from investments such as the Fund’s Subsidiary as qualifying income for purposes of Subchapter M even if the Subsidiary does not make a distribution of that income such that funds no longer need to rely upon private letter rulings. Accordingly, the Fund expects to invest its assets in the Subsidiary, consistent with the private letter ruling and applicable law in a manner that should permit the Fund to treat income allocable from the Subsidiary as qualifying income. Should the IRS revoke the private letter ruling it could limit the Fund’s ability to pursue its investment objective as described. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.
Repurchase and Reverse Repurchase Agreements Risk. In a repurchase agreement, the Fund acquires a security for a short time while agreeing to sell it back at a designated price and time. The agreement creates a fixed rate of return not subject to market fluctuations. In a reverse repurchase agreement, the Fund sells a security subject to the obligation of a buyer to resell and the Fund to repurchase such security at a fixed time and price The Fund enters into these agreements generally with member banks of the Federal Reserve System or certain non-bank dealers; these counterparties collateralize the transaction.
A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold. A reverse repurchase agreement involves the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.
Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus.
The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could eliminate or severely limit the Fund’s ability to invest in the Subsidiary which may adversely affect the Fund and its shareholders.
Tracking and Data Error Risk. The Fund’s investment objective is to seek to track, before fees and expenses, the performance of the CMCI. The Fund’s return may not match the return of the CMCI for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the CMCI and incurs costs associated with buying and selling securities or entering into derivative transactions, which are not factored into the return of its Index. Transaction costs, including brokerage

10

costs, will decrease the Fund’s NAV. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the CMCI. There is no assurance that the index provider or any agents that may act on their behalf will compile the CMCI accurately or transmit or communicate such information to the Adviser accurately, or that the CMCI will be determined, composed or calculated accurately. Errors in respect of the quality, accuracy and completeness of the data used to compile the CMCI may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, particularly if the index is less commonly used as a benchmark by funds or managers. Therefore, gains, losses or costs associated with errors of the index provider or its agents will generally be borne by the Fund and its shareholders. Any gains due to the index provider’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the index provider’s or others’ errors will be borne by the Fund and its shareholders. The need to comply with the tax diversification and other requirements of the Code may also impact the Fund’s ability to replicate the performance of the CMCI. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the CMCI. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of the CMCI may occur from time to time. Any such errors may not be identified or corrected by the index provider for some period of time, which may have an adverse effect on the Fund and its shareholders.
U.S. Government Securities Risk . D ifferent U.S. government securities are subject to different levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by the full faith and credit of the U.S. government, the issuer’s ability to borrow from the U.S. Treasury, the credit of the issuing agency, instrumentality or government-sponsored entity or the United States in some other way. The market value of U.S. government securities is not guaranteed by the U.S. government, its agencies or its instrumentalities. The market value of U.S. government securities may fluctuate and are subject to investment risks, and the value of U.S. government securities may be adversely affected by changes in interest rates. Certain U.S. government securities may not be backed by the full faith and credit of the U.S. government. In addition, it is possible that the issuers of some U.S. government securities will not be able to timely meet their payment obligations in the future, and there is a risk of default. With respect to certain agency-issued securities, there is no guarantee the U.S. government will support the agency if it is unable to meet its obligations.
3. ADDITIONAL INVESTMENT STRATEGIES
INVESTING DEFENSIVELY
The Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.
SECURITIES LENDING
The Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrowings must be collateralized in full with cash, U.S. government securities or high-quality letters of credit.
The Fund could experience delays and costs in recovering the securities loaned or in gaining access to the securities lending collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral and which is invested is subject to market appreciation and depreciation.
4. OTHER INFORMATION AND POLICIES
BENEFICIARIES OF CONTRACTUAL ARRANGEMENTS
VanEck Funds (the “Trust”) enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, administrator and distributor, who provide services to the Fund. Shareholders of the Fund are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce such contractual arrangements against the service providers or to seek any remedy under such contractual arrangements against the service providers, either directly or on behalf of the Trust.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. None of this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

11

INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

OVERVIEW OF THE CMCI
The CMCI represents a basket of commodity futures contracts with 29 commodity components (as of August 1, 2019). Exposure to each component is allocated across a range of maturities ranging from three months up to a maximum of about three years. Not all commodities have the full range of maturity exposures. In contrast, traditional commodity indices typically invest in front-month futures contracts which have shorter tenors (time to maturity) than the average CMCI tenor.
The CMCI also employs a “constant maturity” approach by relying on a continuous roll methodology in which the CMCI invests in and out of future contracts on a daily basis. This methodology differs from traditional commodity indices, which usually are pre-defined to roll during a fixed window of days on a monthly or bi-monthly basis. The CMCI represents commodities in five primary sectors: Energy, Agriculture, Industrial Metals, Precious Metals and Livestock. The underlying commodities trade on various exchanges.
The return of the CMCI is generated by two components: (i) uncollateralized returns from holding and rolling of futures contracts comprising the CMCI and (ii) a fixed-income return, which reflects the interest earned on a hypothetical 13-week U.S. Treasury bill portfolio theoretically deposited as full collateral for the notional exposure of hypothetical positions in the futures contracts comprising the CMCI.
CYBER SECURITY
The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; and operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; the inability to calculate the Fund’s net asset value; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investments in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.
PORTFOLIO HOLDINGS INFORMATION
Generally, it is the Fund’s and the Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s statement of additional information (“SAI”).
Portfolio information for the Fund is available to all investors on the VanEck website at vaneck.com. Information regarding the Fund’s sector weightings, updated as of each month-end, is also located on this website. Generally, this information is posted to the website within 10 business days of the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of this portfolio information from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio information at any time, without prior notice.
PORTFOLIO INVESTMENTS
The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. A subsequent increase or decrease in percentage resulting from a change in the value of portfolio securities or the total or net assets of the Fund will not be considered a violation of the restriction.

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III. SHAREHOLDER INFORMATION

1. HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES
The Fund offers Class A, Class I and Class Y shares. Information related to how to buy, sell, exchange and transfer shares is discussed below. See the “Minimum Purchase” section for information related to initial and subsequent minimum investment amounts. The minimum investment amounts vary by share class.
Through a Financial Intermediary
Primarily, accounts are opened through a financial intermediary (broker, bank, adviser or agent). Please contact your financial intermediary for details.
Through the Transfer Agent, DST Systems, Inc., an SS&C Company (DST)
You may buy (purchase), sell (redeem), exchange, or transfer ownership of Class A and Class I shares directly through DST by mail or telephone, as stated below. For Class Y shares, shareholders must open accounts and transact business through a financial intermediary.
The Fund’s mailing address at DST is:
VanEck Funds
P.O. Box 218407
Kansas City, MO 64121-8407
For overnight delivery:
VanEck Funds
210 W. 10th St., 8th Fl.
Kansas City, MO 64105-1802
Non-resident aliens cannot make a direct investment to establish a new account in the Fund, but may invest through their broker or agent.
To telephone the Fund at DST, call VanEck Account Assistance at 800-544-4653.
Purchase by Mail
To make an initial purchase, complete the VanEck Account Application and mail it with your check made payable to VanEck Funds. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, starter checks, money orders, travelers checks, cashier checks, checks drawn on a foreign bank, or checks not in U.S. dollars. There are separate applications for VanEck retirement accounts (see “Retirement Plans” for details). For further details, see the application or call Account Assistance.
Telephone Redemption-Proceeds by Check 800-345-8506
If your account has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). You automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent settlement instructions, or by written notice to DST. All accounts are eligible for the privilege except those registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including VanEck sponsored retirement plans.
Expedited Redemption—Proceeds by Wire 800-345-8506
If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. The Fund reserves the right to waive the minimum amount. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.
Written Redemption
Your written redemption (sale) request must include:

■	Fund and account number.

■	Number of shares or dollar amount to be redeemed, or a request to sell “all shares.”

■
Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

■	Special instructions, including bank wire information or special payee or address.
A signature guarantee for each account holder will be required if:

■	The redemption is for $50,000 or more.

13

SHAREHOLDER INFORMATION (continued)

■	The redemption amount is wired.

■	The redemption amount is paid to someone other than the registered owner.

■	The redemption amount is sent to an address other than the address of record.

■	The address of record has been changed within the past 30 days.
Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.
Telephone Exchange 800-345-8506
If your account has the optional Telephone Exchange Privilege, you can exchange between VanEck Funds of the same Class without any additional sales charge. All accounts are eligible except for omnibus accounts or those registered in street name and certain custodial retirement accounts held by a financial institution other than VanEck. For further details regarding exchanges, please see the application, “Limits and Restrictions” and “Unauthorized Telephone Requests” below, or call Account Assistance.
Written Exchange
Written requests for exchange must include:

■	The fund and account number to be exchanged out of.

■	The fund to be exchanged into.

■	Directions to exchange “all shares” or a specific number of shares or dollar amount.

■
Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

For further details regarding exchanges, please see the applicable information in “Telephone Exchange.”
Certificates
Certificates are not issued for new or existing shares.
Transfer of Ownership
Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.
Redemption Liquidity
The Fund expects to make redemption payments to the shareholder, or shareholder’s financial intermediary, within 1 to 2 business days following the Fund’s receipt of the redemption transaction from the shareholder, or shareholder’s financial intermediary. The financial intermediary acts on behalf of the shareholder and is responsible for transmitting redemption proceeds to the shareholder. Payment of redemption proceeds by the Fund may take longer than the time the Fund typically expects and may take up to 7 days as permitted by the 1940 Act.
Typically, redemption payments of Fund shares will be made in U.S. dollars. The Fund generally expects to satisfy redemption requests from available cash holdings and sale of portfolio securities. On a less regular basis, the Fund also may draw on a bank line of credit to meet redemption requests. In stressed market conditions or for a particularly large redemption, the Fund also reserves the right to meet redemption requests through a “redemption in kind” as described below.
Redemption in Kind
The Fund reserves the right to satisfy redemption requests by making payment in securities (known as a redemption in kind). Redemptions in kind are not routinely used by the Fund. The Fund may, however, use redemptions in kind during particularly stressed market conditions or to manage the impact of a large redemption on the Fund. In such case, the Fund may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received and will bear any market risks associated with such securities until they are converted into cash. A redemption in kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to the redeeming shareholder subject to certain loss limitation rules.
Redemptions Initiated by the Fund
The Fund reserves the right to redeem your shares in the Fund if the Fund’s Board determines that the failure to so redeem may have materially adverse consequences to the shareholders of the Fund. For additional information, please see “Additional Purchase and Redemption Information—Redemptions Initiated by the Fund” in the SAI.

14

LIMITS AND RESTRICTIONS
Frequent Trading Policy
The Board has adopted policies and procedures reasonably designed to deter frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolio and may increase the Fund’s expenses and negatively impact the Fund’s performance. As such, the Fund may reject a purchase or exchange transaction or restrict an account from investing in the Fund for any reason if the Adviser, in its sole discretion, believes that a shareholder is engaging in market timing activities that may be harmful to the Fund. The Fund discourages and does not accommodate frequent trading of shares by its shareholders.
The Fund may invest in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because frequent traders may attempt to take advantage of time zone differences between the foreign markets in which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). The Fund’s investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to potential price arbitrage. However, there is no guarantee that the Fund’s net asset value will immediately reflect changes in market conditions.
The Fund uses a variety of techniques to monitor and detect abusive trading practices, such as monitoring purchases, redemptions and exchanges that meet certain criteria established by the Fund, and making inquiries with respect to such trades. If a transaction is rejected or an account restricted due to suspected market timing, the investor or his or her financial adviser will be notified.
With respect to trades that occur through omnibus accounts at intermediaries, such as broker-dealers and third party administrators, the Fund requires all such intermediaries to agree to cooperate in identifying and restricting market timers in accordance with the Fund’s policies and will periodically request customer trading activity in the omnibus accounts based on certain criteria established by the Fund. There is no assurance that the Fund will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.
Although the Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. As some investors may use various strategies to disguise their trading practices, the Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the ability and/or willingness of such intermediaries to monitor for these activities.
For further details, contact Account Assistance.
Unauthorized Telephone Requests
Like most financial organizations, VanEck, the Fund and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller’s identity and authority to act on the account are not followed.
If you do not want to authorize the Telephone Exchange or Redemption privilege on your eligible account, you must refuse it on the Account Application, broker/agent settlement instructions, or by written notice to DST. VanEck, the Fund, and DST reserve the right to reject a telephone redemption, exchange, or other request without prior notice either during or after the call. For further details, contact Account Assistance.
AUTOMATIC SERVICES
Automatic Investment Plan
You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an Application, contact Account Assistance.
Automatic Exchange Plan
You may authorize DST to periodically exchange a specified dollar amount for your account from one Fund to another Fund. For further details and to request an Application, contact Account Assistance.
Automatic Withdrawal Plan
You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more at the current offering price to establish the Plan. For further details and to request an Application, contact Account Assistance.
MINIMUM PURCHASE
Each class can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services.

15

SHAREHOLDER INFORMATION (continued)

For Class A and Class Y shares, an initial purchase of $1,000 and subsequent purchases of $100 or more are required for non-retirement accounts. There are no purchase minimums for any retirement or pension plan account, for any account using the Automatic Investment Plan, or for any other periodic purchase program. Minimums may be waived for initial and subsequent purchases through “wrap fee” and similar programs offered without a sales charge by certain financial institutions and third-party recordkeepers and/or administrators.
For Class I shares, an initial purchase by an eligible investor of $1 million is required. The minimum initial investment requirement may be waived or aggregated among investors, in the Adviser’s discretion, for investors in certain fee-based, wrap or other no-load investment programs, and for an eligible Employer-Sponsored Retirement Plan with plan assets of $3 million or more, sponsored by financial intermediaries that have entered into a Class I agreement with VanEck, as well as for other categories of investors. An “Employer-Sponsored Retirement Plan” includes (a) an employer sponsored pension or profit sharing plan that qualifies (a “Qualified Plan”) under section 401(a) of the Code, including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA-covered 403(b) plan; and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer-sponsored IRAs. In addition, members of the Boards of Trustees of VanEck Funds and VanEck VIP Trust and each officer, director and employee of VanEck may purchase Class I shares without being subject to the $1 million minimum initial investment requirement. There are no minimum investment requirements for subsequent purchases to existing accounts. To be eligible to purchase Class I shares, you must also qualify as specified in “How to Choose a Class of Shares.”
ACCOUNT VALUE AND REDEMPTION
If the value of your account falls below $1,000 for Class A and Class Y shares and below $500,000 for Class I shares after the initial purchase, the Fund reserves the right to redeem your shares after 30 days notice to you. This does not apply to accounts exempt from purchase minimums as described above.
HOW THE FUND SHARES ARE PRICED
The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus any applicable sales charge. The Fund calculates its NAV per share class every day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time. The Fund's daily NAV is available at vaneck.com.
You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE. The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.
The Fund’s investments are generally valued based on market quotations which may be based on quotes obtained from a quotation reporting system, established market makers, broker dealers or by an independent pricing service. Short-term debt investments having a maturity of 60 days or less are valued at amortized cost, which approximates the fair value of the security. Assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. When market quotations are not readily available for a portfolio security or other asset, or, in the opinion of the Adviser, are deemed unreliable, the Fund will use the security’s or asset’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Policies and Procedures, which have been approved by the Board. As a general principle, the current fair value of a security or other asset is the amount which the Fund might reasonably expect to receive for the security or asset upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser and reported to the Board, is responsible for recommending fair value procedures to the Board and for administering the process used to arrive at fair value prices.
Factors that may cause the Fund’s Pricing Committee to fair value a security include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market, trading in the security has been suspended, or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or the price for the security is “stale” because its price has not changed for five consecutive business days, (4) the Adviser determines that a market quotation is not reliable, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.
In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.
Foreign equity securities in which the Fund may invest may be traded in markets that close before the time that the Fund calculates its NAV. Foreign equity securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a

16

significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee may apply a fair valuation formula to those foreign equity securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.
Certain of the Fund’s portfolio securities are valued by an independent pricing service approved by the Board. The independent pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such independent pricing service.
There can be no assurance that the Fund could purchase or sell a portfolio security or other asset at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be material differences between a fair value price at which a portfolio security or other asset is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities or other assets may be less frequent, and of greater magnitude, than changes in the price of portfolio securities or other assets valued by an independent pricing service, or based on market quotations.
2. HOW TO CHOOSE A CLASS OF SHARES
The Fund offers three classes of shares with different sales charges and 12b-1 fee schedules, designed to provide you with different purchase options according to your investment needs. Class A shares are offered to the general public. Class I shares are offered to eligible investors primarily through certain financial intermediaries that have entered into a Class I Agreement with VanEck. The Fund reserves the right to accept direct investments by eligible investors. Class Y shares are offered only to investors through “wrap fee” and similar programs offered without a sales charge by certain financial intermediaries and third-party recordkeepers and/or administrators that have entered into a Class Y agreement with VanEck.
Financial intermediaries making Fund shares available to their clients determine which share class(es) to make available. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial intermediary.

■
CLASS A Shares are offered at net asset value plus an initial sales charge at time of purchase of up to 5.75% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more. For further information regarding sales charges, breakpoints and other discounts, please see below. The 12b-1 fee is 0.25% annually.

■
CLASS I Shares are offered with no sales charges on purchases, no contingent deferred redemption charge (“CDRC”), and no 12b-1 fee. To be eligible to purchase Class I (Institutional) shares, you must be an eligible investor that is making or has made a minimum initial investment of at least $1 million (which may be reduced or waived under certain circumstances) in Class I shares of the Fund. Eligible investors in Class I shares include corporations, foundations, family offices and other institutional organizations; high net worth individuals; persons purchasing through certain financial intermediaries or a bank, trust company or similar institution investing for its own account or for the account of a client when such institution has entered into a Class I agreement with VanEck and makes Class I shares available to the client’s program or plan.

■
CLASS Y Shares are offered with no sales charges on purchases, no CDRC, and no 12b-1 fee. To be eligible to purchase Class Y shares, you must be an eligible investor in a “wrap-fee” or other fee-based program, including an Employer-Sponsored Retirement Plan, offered through a financial intermediary that has entered into a Class Y Agreement with VanEck, and makes Class Y shares available to that program or plan. An “Employer-Sponsored Retirement Plan” includes (a) an employer sponsored pension or profit sharing plan that qualifies (a “Qualified Plan”) under section 401(a) of the Code, including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA-covered 403(b) plan; and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer-sponsored IRAs.

Financial intermediaries may offer their clients more than one class of shares of the Fund. Shareholders who own shares of one class of the Fund and who are eligible to invest in another class of the same Fund may be eligible to convert their shares from one class to the other. Shareholders no longer participating in a fee-based program may be subject to conversion of their current class of shares by their financial intermediary to another class of shares of the Fund having expenses that may be higher than the expenses of their current class of shares. The timing and implementation of such conversions are at the discretion of the shareholder’s financial intermediary. For additional information, please contact your financial intermediary or see “Class Conversions” in the SAI. Investors should consider carefully a Fund’s share class expenses and applicable sales charges and fees plus any separate transaction and other fees charged by such intermediaries in connection with investing in each available share class before selecting a share class. It is the responsibility of the financial intermediary and the investor to choose the proper share class and notify DST or VanEck of that share class at the time of each purchase. More information regarding share class eligibility is available in the “How to Buy, Sell, Exchange, or Transfer Shares” section of the prospectus and in “Purchase of Shares” in the SAI.

17

SHAREHOLDER INFORMATION (continued)

3. SALES CHARGES
Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the net asset value (NAV) of the shares plus an initial sales charge. A sales charge means that a portion of your initial investment goes toward the sales charge and is not invested. The initial sales charge varies depending upon the size of your purchase, as set forth below, and a percentage is paid to the financial intermediary who sells your Class A shares. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic investment of income dividends or capital gains distribution. It is the responsibility of the financial intermediary to ensure that the investor obtains the proper “breakpoint” discount. Class I and Class Y do not have an initial sales charge. Class A does charge a contingent deferred sales charge as set forth below.
Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in Appendix C to this prospectus, entitled “Intermediary Sales Charge Discounts and Waivers.” Appendix C is incorporated herein by reference (is legally a part of this prospectus). Such intermediary-specific sales charge discounts and waivers may not be available to purchasers whose accounts are not held at and traded by their intermediary.
In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any facts qualifying the purchaser for sales charge discounts or waivers.

Class A Shares Sales Charges
	Sales Charge as a Percentage of
Dollar Amount of Purchase	Offering Price	Net Amount Invested	Percentage to Brokers or Agents[1]
Less than $25,000	5.75%	6.10%	5.00%
$25,000 to less than $50,000	5.00%	5.30%	4.25%
$50,000 to less than $100,000	4.50%	4.70%	3.90%
$100,000 to less than $250,000	3.00%	3.10%	2.60%
$250,000 to less than $500,000	2.50%	2.60%	2.20%
$500,000 to less than $1,000,000	2.00%	2.00%	1.75%
$1,000,000 and over	None[2]

[1]	Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.

[2]
The Distributor may pay a Finder’s Fee of 1.00% to eligible brokers and agents on qualified commissionable shares purchased at or above the $1 million breakpoint level. Such shares may be subject to a 1.00% contingent deferred sales charge if redeemed within one year from the date of purchase. For additional information, see “Contingent Deferred Sales Charge for Class A Shares” below or contact the Distributor or your financial intermediary.

CONTINGENT DEFERRED SALES CHARGE FOR CLASS A SHARES
Class A shares purchased at or above the $1 million breakpoint in accordance with the sales load schedule identified above (referred to as “commissionable” shares) that are redeemed within one year of purchase will be subject to a contingent deferred sales charge (“CDSC”) in the amount of 1.00% of the lesser of the current value of the shares redeemed or the original purchase price of such shares. The CDSC will be paid to the Distributor as reimbursement for any Finder’s Fee previously paid by the Distributor to an eligible broker or agent at the time the commissionable shares were purchased and may be waived by the Distributor if the original purchase did not result in the payment of a Finder’s Fee. For purposes of calculating the CDSC, shares will be redeemed in the following order: (1) first shares that are not subject to the CDSC (e.g., dividend reinvestment shares and other non-commissionable shares) and (2) then other shares on a first in, first out basis. A CDSC will not be charged in connection with an exchange of Class A shares into Class A shares of another VanEck Fund; however, the shares received upon an exchange will be subject to the CDSC if they are subsequently redeemed within one year of the date of the original purchase (subject to the same terms and conditions described above). For further details regarding eligibility for the $1 million breakpoint, please see Section 3. “Sales Charges—Reduced or Waived Sales Charges” below.
REDUCED OR WAIVED SALES CHARGES
You may qualify for a reduced or waived sales charge as stated below, or under other appropriate circumstances. You (or your broker or agent) must notify DST or VanEck at the time of each purchase or redemption whenever a reduced or waived sales charge is applicable. The term “purchase” refers to a single purchase by an individual (including spouse and children under age 21), corporation, partnership, trustee, or other fiduciary for a single trust, estate, or fiduciary account. For further details, see the SAI. The value of shares owned by an individual in Class A and Class C of each of the VanEck Funds may be combined for a reduced sales charge in Class A shares only.

18

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it will be necessary at the time of purchase for you to inform your broker or agent (or DST or VanEck, as applicable), of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums and of any facts qualifying the purchaser for sales charge discounts or waivers.
The Fund makes available information regarding applicable sales loads, breakpoint discounts, reduced or waived sales charges and eligibility minimums, on their website at vaneck.com, free of charge.
FOR CLASS A SHARES
Right of Accumulation
When you buy shares, the amount you purchase will be combined with the value, at current offering price, of any existing Fund shares you own. This total will determine the sales charge level for which you qualify.
Your purchases eligible for Right of Accumulation reduced sales charge (i.e. breakpoint discount) include Class A shares purchased for individual accounts registered in the name of:

■	You, individually;

■
Your “family member,” defined as your spouse (by marriage or by common law marriage/civil union as recognized by applicable state or federal law) and your children/step-children if under the age of 21;

■	You, when you own shares jointly with another individual(s) who is a non-family member;

■	You or a family member acting as the trustee, custodian, or other acting fiduciary title for a single trust, estate, or fiduciary account;

■	Your sole ownership business or the sole ownership business of a family member on which you or a family member are the authorized signer;

■	Trust Grantor (a trust established by you or a family member who is acting as the grantor of the trust);

■	Trust Beneficiary (a trust established by you or a family member who is the beneficial owner of the trust);

■	A single corporation or partnership.
Combined Purchases
The combined amounts of your multiple purchases in the Fund on a single day determines the sales charge level for which you qualify.
Letter of Intent
If you plan to make purchases of the Fund that are eligible for a right of accumulation discount, as described above, within a 13 month period in Class A shares that total an amount equal to a reduced sales charge level, you can establish a Letter of Intent (LOI) for that amount. Under the LOI, your initial and subsequent purchases during that period receive the sales charge level applicable to that total amount. The amount of a purchase not originally made pursuant to the LOI may be included under a backdated LOI executed within 90 days of such purchase (“accumulation credit”) to fulfill the LOI. For LOIs, out of an initial purchase (or subsequent purchases if necessary), 5% of the specified dollar amount of an LOI will be held in escrow by DST in a shareholder’s account until the shareholder’s total purchases of the Funds pursuant to the LOI plus a shareholder’s accumulation credit (if any) equal the amount specified in the Letter. For further details, see the Application and the SAI.
Persons Affiliated with VanEck
Trustees, officers, and full-time employees (and their families) of the Fund, Adviser or Distributor may buy without a sales charge. Also, employees (and their spouses and children under age 21) of a brokerage firm or bank that has a selling agreement with VanEck, and other affiliates and agents, may buy without a sales charge.
Load-waived Programs Through Financial Intermediaries
Financial intermediaries may offer shares without a sales charge if they: (i) are compensated by their clients on a fee-only basis, including but not limited to Investment Advisors, Financial Planners, and Bank Trust Departments; or (ii) have entered into an agreement with VanEck to offer Class A shares at net asset value through a no-load network or platform, or through a self-directed investment brokerage account program that may or may not charge a transaction fee to its clients.
Institutional Retirement Programs
Certain financial institutions and third-party recordkeepers and/or administrators who have agreements with VanEck to offer Class A shares at net asset value may buy shares without a sales charge for their accounts on behalf of investors in retirement plans and deferred compensation plans.
Reinstatement Privilege
You have the right, once a year, to reinvest (“buy back”) proceeds of a redemption from Class A shares of the Fund into the Fund or Class A shares of another fund of the VanEck Funds within 60 days without a sales charge. If you invest into the same Fund

19

SHAREHOLDER INFORMATION (continued)

within 30 days before or after you redeem your shares at a loss, the “wash sale” rules apply to disallow for tax purposes a loss realized upon redemption.
FOR CLASS I AND CLASS Y SHARES
No initial sales charge, or CDRC fee is imposed on Class I or Class Y shares. Class I and Class Y are no-load share classes.
PLAN OF DISTRIBUTION (12b-1 PLAN)
The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. Of the amounts expended under the plan for the fiscal year ended December 31, 2019 for all VanEck Funds, approximately 93% was paid to Brokers and Agents who sold shares or serviced accounts of Fund shareholders. The remaining 7% was retained by the Distributor to pay expenses such as printing and mailing prospectuses and sales material. Because these fees are paid out of the Fund’s assets on an on- going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class I and Class Y shares do not have 12b-1 fees. For a complete description of the Plan of Distribution, please see “Plan of Distribution (12b-1 Plan)” in the SAI.

VanEck Funds Annual 12b-1 Schedule	Fee to Fund	Payment to Dealer
CM Commodity Index Fund-A	0.25%	0.25%

4. HOUSEHOLDING OF REPORTS AND PROSPECTUSES
If more than one member of your household is a shareholder of any of the funds in the VanEck Funds, regulations allow us, subject to certain requirements, to deliver single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. For example, a husband and wife with separate accounts in the same fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the system, known as “householding,” only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. You may benefit from this system in two ways, a reduction in mail you receive and a reduction in fund expenses due to lower fund printing and mailing costs. However, if you prefer to continue to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, please call Account Assistance at 800-544-4653.
5. RETIREMENT PLANS
Fund shares may be invested in tax-advantaged retirement plans sponsored by VanEck or other financial organizations. Retirement plans sponsored by VanEck use UMB Bank n.a. as custodian and must receive investments directly by check or wire using the appropriate VanEck retirement plan application. Confirmed trades through a broker or agent cannot be accepted. To obtain applications and helpful information on VanEck retirement plans, contact your broker or agent or Account Assistance.
Retirement Plans Sponsored by VanEck:
Traditional IRA
Roth IRA
SEP IRA
6. FEDERAL INCOME TAXES
TAXATION OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS YOU RECEIVE
The Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you.
For tax-reportable accounts, dividends and capital gains distributions are normally taxable even if they are reinvested. Fund distributions of short-term capital gains are taxed as ordinary income. Fund distributions of long-term capital gains are taxed at long-term capital gain rates no matter how long you have owned your fund shares. Certain income dividends are treated as qualified dividend income, taxable at long-term capital gain rates provided certain holding period requirements are met. Tax laws and regulations are subject to change.
At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

20

TAXATION OF SHARES YOU SELL
For tax-reportable accounts, when you redeem your shares you may incur a capital gain or loss on the proceeds. The amount of gain or loss, if any, is the difference between the amount you paid for your shares (including reinvested dividends and capital gains distributions) and the amount you receive from your redemption. Be sure to keep your regular statements; they contain the information necessary to calculate the capital gain or loss. An exchange of shares from one Fund to another will be treated as a sale and purchase of Fund shares. It is therefore a taxable event.
COST BASIS REPORTING
As required by law, for shares purchased on and after January 1, 2012 in accounts eligible for IRS Tax Form 1099-B tax reporting by VanEck Funds for which tax basis information is available (“covered shares”), the VanEck Funds will provide cost basis information to you and the IRS for shares using the IRS Tax Form 1099-B. Generally, cost basis is the dollar amount paid to purchase shares, including purchases of shares made by reinvestment of dividends and capital gains distributions, adjusted for various items, such as sales charges and transaction fees, wash sales, and returns of capital.
The cost basis of your shares will be calculated using the Fund’s default cost basis method of Average Cost, and the Fund will deplete your oldest shares first, unless you instruct the Fund to use a different cost basis method. You may elect the cost basis method that best fits your specific tax situation using VanEck’s Cost Basis Election Form. It is important that any such election be received in writing from you by the VanEck Funds before you redeem any covered shares since the cost basis in effect at the time of redemption, as required by law, will be reported to you and the IRS. Particularly, any election or revocation of the Average Cost method must be received in writing by the VanEck Funds before you redeem covered shares. The VanEck Funds will process any of your future redemptions by depleting your oldest shares first (FIFO). If you elect a cost basis method other than Average Cost, the method you chose will not be utilized until shares held prior to January 1, 2012 are liquidated. Cost basis reporting for non-covered shares will be calculated and reported separately from covered shares. You should carefully review the cost basis information provided by the Fund and make any additional cost basis, holding period, or other adjustments that are required when reporting these amounts on your federal, state, and local income tax returns. For tax advice specific to your situation, please contact your tax advisor and visit the IRS website at IRS.gov. The VanEck Funds cannot and do not provide any advice, including tax advice.
To obtain VanEck’s Cost Basis Election Form and to learn more about the cost basis elections offered by the VanEck Funds, please go to our website at vaneck.com or call VanEck Account Services at 800-544-4653.
BACKUP WITHHOLDING
By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
STATE AND LOCAL TAXES
Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.
NON-RESIDENT ALIENS
Dividends and short-term capital gains, if any, paid to non-resident aliens generally are subject to the maximum withholding tax (or lower tax treaty rates for certain countries). The IRS considers these dividends U.S. source income. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short- term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.
As part of the Foreign Account Tax Compliance Act, (“FATCA”), the Fund is required to withhold a 30% federal tax on income dividends paid by the Fund to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied on currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). To avoid possible withholding, FFIs, other than FFIs subject to special treatment under certain intergovernmental agreements, will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S.

21

SHAREHOLDER INFORMATION (continued)

owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.
The Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Fund to comply with the FATCA rules. If the Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.
Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.
7. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
The Fund makes distributions of all of its net investment income to shareholders as dividends annually. The Fund makes distributions of any net capital gains, at least annually, in December. See your tax adviser for details. Occasionally, a dividend and/or capital gain distribution may be made outside of the normal schedule.

Dividends and Capital Gains Distribution Schedule
Fund	Dividends	Distribution of Short-Term and Long-Term Capital Gains
CM Commodity Index Fund	December	December

Dividends and Capital Gains Distributions Reinvestment Plan
Dividends and/or distributions are automatically reinvested into your account without a sales charge, unless you elect a cash payment. You may elect cash payment either on your original Account Application, or by calling Account Assistance at 800-544-4653.
Divmove
You can have your cash dividends from a Class A Fund automatically invested in Class A shares of another VanEck Fund. Cash dividends are invested on the payable date, without a sales charge. For details and an Application, call Account Assistance.

22

8. MANAGEMENT OF THE FUND AND SERVICE PROVIDERS

23

SHAREHOLDER INFORMATION (continued)

INFORMATION ABOUT FUND MANAGEMENT
INVESTMENT ADVISER
Van Eck Absolute Return Advisers Corporation (the “Adviser”) is a wholly owned subsidiary of Van Eck Associates Corporation (“VEAC”) and is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended, and with the Commodity Futures Trading Commission as a Commodity Pool Operator and Commodity Trading Adviser under the Commodity Exchange Act of 1936, as amended; provided, however that with respect to the Fund and the Subsidiary, the Adviser relies on certain exemptions from many of the requirements that would otherwise be applicable to it as a registered Commodity Pool Operator and Commodity Trading Advisor, as described above under “Additional Information about Principal Investment Strategies and Risks--Regulatory Risk.” The Adviser also acts as adviser to other pooled investment vehicles.
VEAC owns 100% of the voting stock of the Adviser. Jan F. van Eck and members of his family own 100% of the voting stock of VEAC. As of December 31, 2019, the Adviser’s assets under management were approximately $570.71 million.
Fees Paid To The Adviser: Pursuant to the advisory agreement between the Adviser and the Trust (the “Advisory Agreement”) the Fund pays the Adviser a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets. This includes the fee paid to the Adviser for accounting and administrative services. For purposes of calculating these fees for the Fund, the net assets of the Fund include the value of the Fund’s interest in the Subsidiary. The Subsidiary does not pay the Adviser a fee for managing the Subsidiary’s portfolio.
The Adviser has agreed to waive fees and/or pay expenses for the Fund to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 0.95% for Class A, 0.65% for Class I, and 0.70% for Class Y of the Fund’s average daily net assets per year until May 1, 2021. During such time, the expense limitation is expected to continue until the Board acts to discontinue all or a portion of such expense limitation. In addition, the Adviser may voluntarily reimburse the Fund for certain swap trading costs.
The Adviser also has agreed to waive fees and/or pay expenses for the Fund to the extent necessary to prevent the operating expenses of the Fund’s Class Y shares from exceeding the operating expenses of the Fund’s Class A shares.
For the Fund’s most recent fiscal year, the advisory fee paid to the Adviser was as follows:

VanEck Funds	As a % of average daily net assets
CM Commodity Index Fund	0.75%

The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order obtained by the Fund and the Adviser from the SEC, under which the Adviser is permitted, subject to supervision and approval of the Board, to enter into and materially amend sub-advisory agreements without seeking shareholder approval. The Adviser will furnish shareholders of the Fund with information regarding a new sub-adviser within 90 days of the hiring of the new sub- adviser. Currently, the Adviser has not hired a sub-adviser to assist with the portfolio management of the Fund.
A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s semi- annual report to shareholders for the period ended June 30, 2019.
PORTFOLIO MANAGERS
Roland Morris, Jr., Portfolio Manager of the Fund, is primarily responsible for the day-to-day portfolio management of the Fund.
Roland Morris, Jr. Mr. Morris is Portfolio Manager of the Fund. He has been with VEAC since 2012 and has 35 years of experience in the international and financial markets. Prior to joining VEAC, Mr. Morris worked as a macro/commodities trading specialist and as manager of futures clearing and execution services.
Gregory F. Krenzer, CFA. Mr. Krenzer is Deputy Portfolio Manager of the Fund. He has been with VEAC since 1994 and has over 20 years of experience in the international and financial markets.
The SAI provides additional information about the above Portfolio Managers, their compensation, other accounts they manage, and their securities ownership in the Fund.
THE TRUST
For more information on the VanEck Funds (the “Trust”), the Trustees and the Officers of the Trust, see “General Information,” “Description of the Trust” and “Trustees and Officers” in the SAI.

24

THE DISTRIBUTOR
Van Eck Securities Corporation, 666 Third Avenue, New York, NY 10017 (the “Distributor”), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust for distributing shares of the Fund.
The Distributor generally sells and markets shares of the Fund through intermediaries, such as broker-dealers. The intermediaries may be compensated by the Fund for providing various services.
In addition, the Distributor or the Adviser may pay certain intermediaries, out of its own resources and not as an expense of the Fund, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Fund and other mutual funds distributed by the Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor or the Adviser may receive when each of them makes these payments include, among other things, placing the Fund on the intermediary’s sales system and/or preferred or recommended fund list, offering the Fund through the intermediary’s advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Fund.
The fees paid by the Distributor or the Adviser to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the Fund attributable to a particular intermediary on an annual basis.
The Distributor or the Adviser may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.
Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell the Fund’s shares may also act as a broker or dealer in connection with execution of transactions for the Fund’s portfolio. The Fund and the Adviser have adopted procedures to ensure that the sales of the Fund’s shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.
Not all intermediaries are paid the same to sell mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of the Fund, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.

25

IV. FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the Fund’s annual report, which is available upon request.

26

CM COMMODITY INDEX FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$4.29	$4.87	$4.76	$4.55	$6.09
Income from investment operations:
Net investment income (loss) (b)	0.06	0.04	(0.01)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on
investments	0.30	(0.60)	0.32	0.71	(1.49)
Total from investment operations	0.36	(0.56)	0.31	0.68	(1.54)
Less distributions from:
Net investment income	(0.04)	(0.02)	(0.20)	(0.47)	—
Net asset value, end of year	$4.61	$4.29	$4.87	$4.76	$4.55
Total return (a)	8.37%	(11.42)%	6.58%	15.01%	(25.29)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$26,932	$29,682	$22,189	$26,835	$28,678
Ratio of gross expenses to average net assets	1.43%	1.39%	1.41%	1.31%	1.25%
Ratio of net expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net expenses to average net assets,
excluding interest expense	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average
net assets	1.24%	0.88%	(0.12)%	(0.70)%	(0.92)%
Portfolio turnover rate	0%	0%	0%	0%	0%

	Class I
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$4.39	$4.98	$4.86	$4.63	$6.16
Income from investment operations:
Net investment income (loss) (b)	0.07	0.06	0.01	(0.02)	(0.03)
Net realized and unrealized gain (loss) on
investments	0.30	(0.61)	0.32	0.72	(1.50)
Total from investment operations	0.37	(0.55)	0.33	0.70	(1.53)
Less distributions from:
Net investment income	(0.05)	(0.04)	(0.21)	(0.47)	—
Net asset value, end of year	$4.71	$4.39	$4.98	$4.86	$4.63
Total return (a)	8.55%	(11.13)%	6.95%	15.18%	(24.84)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$195,270	$214,324	$177,578	$136,710	$107,459
Ratio of gross expenses to average net assets	0.97%	0.90%	0.92%	0.91%	0.90%
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net expenses to average net assets,
excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average
net assets	1.50%	1.19%	0.20%	(0.39)%	(0.62)%
Portfolio turnover rate	0%	0%	0%	0%	0%

(a)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Calculated based upon average shares outstanding.

27

CM COMMODITY INDEX FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$4.37	$4.96	$4.85	$4.62	$6.15
Income from investment operations:
Net investment income (loss) (b)	0.07	0.06	0.01	(0.02)	(0.04)
Net realized and unrealized gain (loss) on
investments	0.31	(0.62)	0.31	0.72	(1.49)
Total from investment operations	0.38	(0.56)	0.32	0.70	(1.53)
Less distributions from:
Net investment income	(0.05)	(0.03)	(0.21)	(0.47)	—
Net asset value, end of year	$4.70	$4.37	$4.96	$4.85	$4.62
Total return (a)	8.73%	(11.23)%	6.71%	15.24%	(24.88)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$246,525	$219,489	$182,766	$135,589	$83,425
Ratio of gross expenses to average net assets	1.04%	1.12%	0.97%	0.99%	1.00%
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net expenses to average net assets,
excluding interest expense	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average
net assets	1.53%	1.14%	0.15%	(0.43)%	(0.67)%
Portfolio turnover rate	0%	0%	0%	0%	0%

(a)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Calculated based upon average shares outstanding.

28

APPENDIX A

APPENDIX A: DESCRIPTION OF THE CMCI
The following is a more complete description of the UBS Bloomberg Constant Maturity Commodity Total Return Index (the “CMCI” or the “Index”), including, without limitation, information about the composition, weighting, method of calculation and procedures for changes in components and weights.
Overview of the CMCI
The CMCI represents a basket of commodity futures contracts with 29 commodity components, (as of August 1, 2019). Exposure to each component is allocated across a range of maturity pillars ranging from three months up to a maximum of three years. Not all commodities have the full range of maturity exposures. In contrast, traditional commodity indices typically invest in front-month and next-month futures contracts which have shorter tenors (time to maturity) than the average CMCI tenor.
The Index also employs a “constant maturity” approach by relying on a continuous roll methodology in which the Index invests in and out of future contracts on a daily basis in order to maintain the average maturity of each pillar. This methodology differs from traditional commodity indices, which usually are pre-defined to roll during a fixed window of days on a monthly or bi-monthly basis.
The CMCI represents commodities in five primary sectors: Energy, Agriculture, Industrial Metals, Precious Metals and Livestock. The underlying commodities trade on various exchanges.
The return of the Index is generated by two components: (i) uncollateralized returns from holding and rolling of futures contracts comprising the Index and (ii) a fixed-income return, which reflects the interest earned on a hypothetical 13-week U.S. Treasury bill portfolio theoretically deposited as full collateral for the notional exposure of hypothetical positions in the futures contracts comprising the Index.
As of August 1, 2019, the CMCI consisted of the following commodity sectors with the following relative Target Weights: Energy (35.47%), Agriculture (27.94%), Industrial Metals (26.84%), Precious Metals (5.76%) and Livestock (3.99%).
Component Selection and Target Weights
The weighting process for the Index is designed to reflect the economic significance and market liquidity of each commodity. The Index sponsors use a two-step approach to determine Target Weights: first, economic indicators (regional Consumer Price Indexes (CPI), Producer Price Indexes (PPI) and Gross Domestic Projects (GDP)), along with liquidity analysis, are used to determine the sector weights (Energy, Agriculture, Industrial Metals, Precious Metals and Livestock); secondly, global consumption data in conjunction with further liquidity analysis is used to calculate the individual component weights.
Changes in the Target Weights and/or Index Composition
The CMCI Index Oversight Committee - reviews the selection and weightings of the futures contracts in the annual meeting typically in the first half of the year or at any special meeting called by the Committee. New Target Weights are therefore established on an annual basis during the CMCI Index Oversight Committee meetings, subject to ratification by the Index Administrator. The Index is rebalanced to the new Target Weights during the maintenance period, which is the final three CMCI business days of July.
Tenors of Contracts
The Index represents a weighted average of all available CMCI constant maturities (ranging from three months to three years). The distribution of weights to available tenors (time to maturity) is a function of relative liquidity of the underlying futures contracts. As of August 2019, the average tenor of the futures contracts comprising the Index is approximately 6 1⁄2 months. Since the relative liquidity of commodity futures contracts for a given commodity tends to decline as time to maturity increases, the weights of the longer-dated tenors are typically lower than those for the short-dated tenors for a given commodity.
Rebalancing of the Index Components
Due to price movements, the weight of each component in the Index will fluctuate from its Target Weight over time. The weight of each Index component is rebalanced over the final three CMCI Business Days of each month in order to bring each underlying commodity risk position back to its Target Weight for each tenor. The process is automatic and is implemented via a pre-defined methodology. The Index provider may delay or change a scheduled rebalancing or reconstitution of the Index or the implementation of certain rules at its sole discretion.
Calculation of the Index
The Index is calculated and disseminated by Bloomberg Finance L.P. approximately every fifteen seconds (assuming the Index level has changed within such fifteen-second interval) from 8:00 a.m. to 3:00 p.m., New York City time, and a daily closing Index level is published between 4:00 p.m. and 6:00 p.m., New York City time, on each Trading Day. Index information is available via Bloomberg on pages CUBS, CMCN or CMCX and from Reuters on page UBSCMCI. Index information is also available on the Bloomberg website: http://www.bloomberg.com (Select “COMMODITIES” from the drop- down menu entitled “Market Data”). For further information on CMCI methodology and CMCI index values, investors can go to http://www.ubs.com/cmci.

29

APPENDIX A (continued)

Total Return
The Index is a “total return” index. In addition to uncollateralized returns generated from the futures contracts comprising the Index, a daily fixed-income return is added, which reflects the interest earned on a hypothetical 13-week Treasury Bill portfolio which theoretically collateralizes 100% of the notional value of the hypothetical positions in the futures contracts comprising the Index. The rate used to calculate the daily fixed-income return is the 13-week U.S. Treasury Bill Auction High Rate, as published by the “Treasury Security Auction Results” report, published by the Bureau of the Public Debt currently available on the website: http://www.treasurydirect.gov/instit/annceresult/press/preanre/preanre.htm. The rate is generally published once per week on Monday and generally made effective with respect to the Index on the following Trading Day.

30

APPENDIX B

APPENDIX B: LICENSING AGREEMENT AND DISCLAIMER
Van Eck Associates Corporation (“VEAC”) has entered into a licensing agreement with UBS AG (“UBS”), London and Bloomberg Finance L.P. (“Bloomberg”) to use the UBS Bloomberg Constant Maturity Commodity Total Return Index (the “CMCI”). The CM Commodity Index Fund is entitled to use the CMCI pursuant to a sub-licensing arrangement with VEAC.
UBS and Bloomberg own or exclusively license, solely or jointly as agreed between them all proprietary rights with respect to the CMCI. Any third-party product based on or related to the CMCI (“Product”) may only be issued upon the prior joint written approval of UBS and Bloomberg and upon the execution of a license agreement between UBS, Bloomberg and the party intending to launch a Product (a “Licensee”). In no way do UBS or Bloomberg sponsor or endorse, nor are they otherwise involved in the issuance and offering of a Product nor do either of them make any representation or warranty, express or implied, to the holders of the Product or any member of the public regarding the advisability of investing in the Product or commodities generally or in futures particularly, or as to results to be obtained from the use of the CMCI or from the Product. Further, neither UBS nor Bloomberg provides investment advice to any Licensee specific to the Product, other than providing the CMCI as agreed in the license agreement with the Licensee, and which will be done without consideration of the particular needs of the Product or the Licensee. UBS and Bloomberg each specifically disclaim any liability to any party for any inaccuracy in the data on which the CMCI is based, for any mistakes, errors, omissions or interruptions in the calculation and/or dissemination of the CMCI, or for the manner in which such is applied in connection with the issuance and offering of a Product. In no event shall UBS or Bloomberg have any liability to any party for any lost profits or indirect, punitive, special or consequential damages or losses.
THIS IS NOT AN OFFER OR SOLICITATION BY UBS OR BLOOMBERG OF AN OFFER TO BUY OR SELL ANY SECURITY OR INVESTMENT. PAST PERFORMANCE OF THE UBS BLOOMBERG CONSTANT MATURITY COMMODITY INDEX IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

31

APPENDIX C

VANECK FUNDS
APPENDIX C: INTERMEDIARY SALES CHARGE DISCOUNTS AND WAIVERS

Dated May 1, 2020

CM COMMODITY INDEX FUND
CLASS A: CMCAX / CLASS I: COMIX / CLASS Y: CMCYX

This Appendix C is not a prospectus. It should be read in conjunction with the prospectus dated May 1, 2020 (the “Prospectus”) for VanEck Funds (the “Trust”), relating to CM Commodity Index Fund (the “Fund”), as it may be revised from time to time. A copy of the Prospectus for the Trust, relating to the Fund, may be obtained without charge by visiting the VanEck website at vaneck.com, by calling toll free 800.826.1115 or by writing to the Trust or Van Eck Securities Corporation, the Fund’s distributor (the “Distributor”). The information disclosed in this Appendix C is part of, and incorporated in, the Prospectus. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. For the avoidance of doubt, for purposes of this Appendix C, references to a CDSC below also include the contingent deferred redemption charge (“CDRC”) as defined in the Prospectus.
Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred sales charge (“CDSC”) waivers, which are discussed below. In addition, please see the section of the Prospectus entitled “Shareholder Information-Sales Charges” for more information on sales charges and waivers available for different classes. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any facts qualifying the purchaser for sales charge discounts or waivers.
A. Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares exchanged due to the holdings moving from a Merrill Lynch affiliate investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

32

CDSC Waivers on A, B and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
B.Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
Shares purchased through a Morgan Stanley self-directed brokerage account
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

C.Shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James
Shares purchased in an investment advisory program.
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

33

APPENDIX C (continued)

CDSC Waivers on Classes A, B and C shares available at Raymond James
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
Return of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and letters of intent
Breakpoints as described in this prospectus.
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

D. Shareholders purchasing Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.
Shares sold as part of a required minimum distribution for IRA and other retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
Shares acquired through a right of reinstatement.
Shares exchanged into the same share class of a different fund.

34

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
Breakpoints as described in the fund’s Prospectus.
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an "initial sales charge."

E. Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or the SAI.

Front-End Sales Charge Waivers on Class A shares Available at Baird
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund.
Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird.
Shares purchased from the proceeds of redemptions from another VanEck Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Fund's Class C Shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Class A and C shares Available at Baird
Shares sold due to death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
Shares bought due to returns of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.
Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
Breakpoints as described in this Prospectus.
Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of VanEck Fund assets held by accounts within the purchaser’s household at Baird. Eligible VanEck Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of VanEck Fund shares through Baird, over a 13-month period of time.

35

[THIS PAGE INTENTIONALLY LEFT BLANK]

For more detailed information, see the Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this prospectus. The SAI includes information regarding, among other things: the Fund and its investment policies and risks; management of the Fund, investment advisory and other services, the Fund’s Board of Trustees, and tax matters related to the Fund.
Additional information about the investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

▪
Call VanEck at 800.826.1115, or visit the VanEck website at vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, information regarding applicable sales loads, breakpoint discounts, reduced or waived sales charges and eligibility minimums, or other information about the Fund.

▪
Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

▪
For more information about the different sales load variations imposed by financial intermediaries, see Appendix C, “Intermediary Sales Charge Discounts and Waivers,” which is incorporated herein by reference and is legally a part of this prospectus.

Transfer Agent: DST Systems Inc., an SS&C Company P.O. Box 218407 Kansas City, Missouri 64121-8407 SEC Registration Number: 811-04297	800.544.4653 vaneck.com
CMCIPRO

PROSPECTUS
MAY 1, 2020
VanEck Funds
VanEck NDR Managed Allocation Fund
Class A: NDRMX / Class I: NDRUX / Class Y: NDRYX

These securities have not been approved or disapproved either by the
U.S. Securities and Exchange Commission (SEC), or by any State Securities
Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus.

Any claim to the contrary is a criminal offense.

800.826.2333    vaneck.com

VANECK NDR MANAGED ALLOCATION FUND (CLASS A, I, Y)

I. SUMMARY INFORMATION
INVESTMENT OBJECTIVE
The VanEck NDR Managed Allocation Fund seeks capital appreciation.
FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for Class A sales charge discounts if you and your family (includes spouse and children under age 21) invest, or agree to invest in the future, at least $25,000, in the aggregate, in Classes A and C of the VanEck Funds. More information about these and other discounts is available from your financial professional and in the “Shareholder Information–Sales Charges” section of this prospectus, in the “Availability of Discounts” section of the Fund’s Statement of Additional Information (“SAI”) and, with respect to purchases of shares through specific intermediaries, in Appendix A to this prospectus, entitled “Intermediary Sales Charge Discounts and Waivers.”
Shareholder Fees
(fees paid directly from your investment)

	Class A	Class I	Class Y
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0.00%	0.00%
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the net asset value or purchase price)	0.00%[1]	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I	Class Y
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%	0.00%
Other Expenses	0.82%	0.75%	0.84%
Acquired Fund Fees and Expenses (AFFE)	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses	2.03%	1.71%	1.80%
Fee Waivers and/or Expense Reimbursements[2]	-0.71%	-0.69%	-0.73%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.32%	1.02%	1.07%

[1]	A contingent deferred sales charge for Class A shares of 1.00% for one year applies to redemptions of qualified commissionable shares purchased at or above the $1 million breakpoint level.

[2]
Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.15% for Class A, 0.85% for Class I, and 0.90% for Class Y of the Fund’s average daily net assets per year until May 1, 2021. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and applies fee waivers and/or expense reimbursements, if any, for the periods indicated above under “Annual Fund Operating Expenses.” Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

1

VANECK NDR MANAGED ALLOCATION FUND (CLASS A, I, Y) (continued)

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$702	$1,110	$1,544	$2,744
Class I	Sold or Held	$104	$471	$863	$1,962
Class Y	Sold or Held	$109	$495	$907	$2,056

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 193% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Adviser seeks to achieve the Fund’s investment objective by investing, under normal conditions, (i) primarily in exchange traded products that are registered under the federal securities laws (“Exchange Traded Products”) and invest in domestic and foreign equity and debt securities, including exchange traded funds (“ETFs”) and exchange traded notes (“ETNs”); and (ii) cash or cash equivalents. The securities held by the Exchange Traded Products include equity securities of companies of any market capitalization, debt securities of any credit quality, duration and maturity and emerging market securities. The Adviser expects to invest the Fund’s assets primarily in unaffiliated, passively-managed Exchange Traded Products.
The Adviser uses a customized version of a global tactical asset allocation model (the “VE NDR Model”) developed by Ned Davis Research, Inc. (“NDR”). The VE NDR Model uses customized parameters to guide asset allocation decisions. The VE NDR Model combines the signals generated by various NDR sub-models, which, in the aggregate, aim to enhance asset allocation by tilting portfolio weightings toward asset classes believed to be more attractive than others given perceived market trends, current opportunities and/or risks in the market. The sub-models use fundamental, macroeconomic and technical indicators to generate allocation signals among (i) stocks, bonds and cash, (ii) geographical locations and (iii) market capitalization (e.g., company size) and investment style (e.g., value and growth). As used herein, the term “signals” refers to allocation percentages generated by the VE NDR Model.
Fundamental and macroeconomic indicators used by the sub-models may include, but are not limited to, investor sentiment, earnings, monetary policy, inflation and yield curves. Technical indicators used by the sub-models include, but are not limited to, trend, mean reversion, momentum and seasonality. The Adviser allocates the Fund’s assets to those Exchange Traded Products that it believes will have returns that, in the aggregate, closely correlate (before fees and expenses) to the return of the VE NDR Model. The VE NDR Model typically adjusts its signals on a monthly basis.
A significant portion of the Fund’s assets may be held in cash or cash equivalents including, but not limited to, money market instruments, U.S. Treasury bills, interests in short-term investment funds or shares of money market or short-term bond funds. The Fund may engage in active and frequent trading of portfolio securities.
PRINCIPAL RISKS
There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money. Also, because the Fund invests directly in Exchange Traded Products, which, in turn, invest directly in or have exposure to equity and debt securities and other asset categories, the following principal risks are those of the Fund and Exchange Traded Products, as appropriate. As a result of the Fund’s direct investment in Exchange Traded Products, the Fund is indirectly exposed to the risks of the securities held by and other investments made by the Exchange Traded Products.
Cash and Cash Equivalents. To the extent the Fund holds cash and cash equivalents positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. Holding cash subjects the Fund to the credit risk of the depositary institution.
Investment in Money Market Funds. Although a money market fund is designed to be a relatively low risk investment, it is subject to certain risks. An investment in a money market fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to maintain a net asset value of $1.00 per share, it is possible that the Fund may lose money by investing in a money market fund.

2

Debt Securities. Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.
Exchange Traded Products. While the risks of owning shares of an Exchange Traded Product generally reflect the risks of owning the underlying investments of the Exchange Traded Product, lack of liquidity in the Exchange Traded Product can result in its value being more volatile than its underlying portfolio investments. An Exchange Traded Product can trade at prices higher or lower than the value of its underlying assets. In addition, an active trading market for shares of an Exchange Traded Product may not develop or be maintained and trading in the Exchange Traded Product may be halted by the exchange on which it trades.
Exchange Traded Products’ Underlying Investments. Through its investment in an Exchange Traded Product, the Fund is subject to the risks associated with the Exchange Traded Product’s underlying investments, including the possibility that the value of the securities or other assets held by the Exchange Traded Product could decrease. These risks include any combination of the risks described herein, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall allocation and an Exchange Traded Product’s asset allocation. Additionally, the Fund will bear additional expenses based on its pro rata share of the Exchange Traded Product’s operating expenses. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in an Exchange Traded Product.
Below Investment Grade Securities. Below investment grade securities (sometimes referred to as “junk bonds”) are more speculative than higher-rated securities. These securities have a much greater risk of default and may be more volatile than higher-rated securities of similar maturity. These securities may be less liquid and more difficult to value than higher-rated securities.
Commodities and Commodity-Linked Derivatives. Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Exchange Traded Product to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, disease, acts of terrorism, natural disasters and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.
Commodities and Commodity-Linked Derivatives Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non- qualifying income, the Fund might fail to qualify as a regulated investment company and/or be subject to federal income tax at the Fund level. The uncertainty surrounding the treatment of certain derivative instruments under the qualification tests for a regulated investment company may limit the Fund’s use of such derivative instruments.
Common Stock. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Concentration. An Exchange Traded Product that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.
Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying currency, security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing an Exchange Traded Product to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Exchange Traded Product’s derivative positions at times when the Exchange Traded Product might wish to terminate or sell such positions and over-the-counter instruments may be illiquid and are subject to counterparty risk.
Emerging Markets. Investments in the securities of emerging markets typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging market securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade.
Foreign Currency. Investments in global markets or securities that are denominated in foreign currencies give rise to foreign currency exposure. The U.S. dollar value of these investments will vary depending on changes in exchange rates and the performance of the underlying assets.
Foreign Securities. Investments in securities of foreign issuers are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or

3

VANECK NDR MANAGED ALLOCATION FUND (CLASS A, I, Y) (continued)

social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.
Investment Style. Securities of a particular investment style, such as a growth style or value style, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic conditions.
Large-Capitalization Companies. Securities of large-capitalization companies could fall out of favor with the market and underperform securities of small- or medium-capitalization companies. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small- and Medium-Capitalization Companies. Securities of small- and medium-sized companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. The stocks of small and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.
Limited Number of Holdings Risk. The Fund may hold a limited number of securities. Therefore, a change in the value of these securities could significantly affect the value of your investment in the Fund.
Market Risk. The prices of the securities in the Fund or an Exchange Traded Product that the Fund holds are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide.  The Exchange Traded Products that the Fund holds, including ETFs and ETNs may trade at a premium or discount to their net asset values. An investment in the Fund may lose money.
Models and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied by NDR (“Models and Data”). Models and Data are used to construct sets of transactions and investments, and to provide risk management insights. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks.
Operational. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Portfolio Turnover. The Fund may engage in active and frequent trading of portfolio securities and thus may experience a high portfolio turnover rate. This may result in significant taxable capital gains as a result of the frequent trading of the Fund’s portfolio securities and the Fund will incur transaction costs in connection with buying and selling the securities, which may lower the Fund’s return.
Regulatory. Changes in the laws or regulations of the United States, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.
PERFORMANCE
The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, the blended index shown below is an unmanaged index calculated by the Adviser that is comprised of 60% MSCI AC World Daily TR Gross USD Index (ACWI) and 40% Bloomberg Barclays US Aggregate Total Return Value Unhedged USD Index (Bloomberg Barclays Index). The ACWI represents large- and mid-cap companies across 23 developed and 26 emerging market countries and covers approximately 85% of the global investable equity opportunity set. The Bloomberg Barclays Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.
Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the VanEck website at vaneck.com.

4

Class A: Annual Total Returns (%) as of 12/31

Best Quarter:	+5.24%	1Q '19
Worst Quarter:	-8.91%	4Q '18

Average Annual Total Returns as of 12/31/19	1 Year	Life of Class
Class A Shares (5/11/16)
Before Taxes	4.81%	4.34%
After Taxes on Distributions[1]	4.20%	3.66%
After Taxes on Distributions and Sale of Fund Shares	2.87%	3.11%
Class I Shares (5/11/16)
Before Taxes	11.53%	6.36%
Class Y Shares (5/11/16)
Before Taxes	11.49%	6.31%
60% MSCI AC World Daily TR Gross USD Index/40% Bloomberg Barclays US Agg Total
Return Value Unhedged USD Index
(reflects no deduction for fees, taxes, or expenses)	19.81%	9.00%
MSCI AC World Daily TR Gross USD Index
(reflects no deduction for fees, expenses, or taxes)	27.30%	12.91%
Bloomberg Barclays US Agg Total Return Value Unhedged USD Index
(reflects no deduction for fees, expenses, or taxes)	8.72%	2.98%

[1]
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. These returns are shown for one class of shares only; after-tax returns for the other classes may vary. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or Investment Retirement Account.

PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation
Portfolio Managers.
David Schassler and John Lau have been the Portfolio Manager and Deputy Portfolio Manager of the Fund, respectively, since its inception in 2016.

5

VANECK NDR MANAGED ALLOCATION FUND (CLASS A, I, Y) (continued)

PURCHASE AND SALE OF FUND SHARES
In general, shares of the Fund may be purchased or redeemed on any business day, primarily through financial representatives such as brokers or advisers, or directly by eligible investors through the Fund’s transfer agent. Purchase minimums for Classes A and Y shares are $1,000 for an initial purchase and $100 for a subsequent purchase, with no purchase minimums for any purchase through a retirement or pension plan account, for any “wrap fee” account and similar programs offered without a sales charge by certain financial institutions and third-party record keepers and/or administrators, and for any account using the Automatic Investment Plan, or for any other periodic purchase program.
Purchase minimums for Class I shares are $1 million for an initial purchase and no minimum for a subsequent purchase; the initial minimum may be reduced or waived at the Adviser’s discretion.
TAX INFORMATION
The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax advantaged retirement account, such as a 401(k) plan or an individual retirement account (IRA), in which case your distributions may be taxed as ordinary income when withdrawn from such account.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

6

II. INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION

This section states the Fund’s investment objective and describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective. This section also provides additional information about the principal risks associated with investing in the Fund.
1. INVESTMENT OBJECTIVE
The VanEck NDR Managed Allocation Fund seeks capital appreciation.
The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval. To the extent practicable, the Fund will provide shareholders with 60 days’ prior written notice before changing its investment objective.
2. ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS
Cash and Cash Equivalents Risk. To the extent the Fund holds cash and cash equivalents positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. Holding cash subjects the Fund to the credit risk of the depositary institution.
Debt Securities Risk. Debt securities may include bonds and other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the “secondary market”—that is, they are traded by people other than their original issuers.
Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Various factors could affect the issuer’s ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates rise, the value of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund or an Exchange Traded Product receives from it but may affect the value of the Fund’s or Exchange Traded Product’s shares. Changes in government policies, such as raising the federal funds rate, may increase interest rates which are currently at or near historic lows. These policy changes, along with changing market conditions, may lead to periods of heightened volatility in the debt securities market, reduced liquidity for certain Fund investments and an increase in Fund redemptions. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable.
Exchange Traded Products Risk. The Fund invests in Exchange Traded Products, including ETFs and ETNs. An ETF is a term that is used to describe a variety of pooled investment vehicles, such as investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and commodity trusts, that are traded on a securities exchange and hold or have exposure to various financial instruments and/or commodities. ETNs are senior, unsecured notes linked to an index. Like ETFs, they may be bought and sold on a securities exchange. However, while ETF shares represent an interest in the ETF’s underlying assets, ETNs are structured products that are an obligation of the issuing bank, broker-dealer or other intermediary, whereby the intermediary agrees to pay a return based on the target index less any fees. ETNs combine certain aspects of bonds and ETFs. Investors can hold an ETN until maturity. The shares of the Exchange Traded Products may trade at a premium or discount to their net asset values. The Exchange Traded Products in which the Fund invests may include Exchange Traded Products that invest in equity and debt securities, as well as other asset categories.
While the risks of owning shares of an Exchange Traded Product generally reflect the risks of owning the underlying investments of the Exchange Traded Product, lack of liquidity in the Exchange Traded Product can result in its value being more volatile than its underlying portfolio investments. In addition, the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. If a rating agency lowers the issuer’s credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. An Exchange Traded Product can trade at prices higher or lower than the value of its underlying assets. In addition, an active trading market for shares of an Exchange Traded Product may not develop or be maintained and trading in the Exchange Traded Product may be halted by the exchange on which it trades.
Exchange Traded Products’ Underlying Investments Risk. Through its investment in an Exchange Traded Product, the Fund is subject to the risks associated with the Exchange Traded Product’s underlying investments, including the possibility that the value of the securities or other assets held by the Exchange Traded Product could decrease. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall allocation and an Exchange Traded Product’s asset allocation. Additionally, the Fund will bear additional expenses based on its pro rata share of the Exchange Traded Product’s operating expenses. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in an Exchange Traded Product.

7

INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

Below Investment Grade Securities. Below investment grade securities (sometimes referred to as “junk bonds”) are more speculative than higher-rated securities. These securities have a much greater risk of default and may be more volatile than higher-rated securities of similar maturity. These securities may be less liquid and more difficult to value than higher-rated securities.
Commodities and Commodity-Linked Derivatives. Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, disease, acts of terrorism, natural disasters, and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.
Commodities and Commodity-Linked Derivatives Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and/or be subject to federal income tax at the Fund level. As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended (the “Code”), including income from any financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act. In September 2016 the Internal Revenue Service (“IRS”) announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a regulated investment company that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act. The IRS also revoked rulings issued to some funds regarding the treatment of commodity-linked notes held directly by such funds. The uncertainty surrounding the treatment of certain derivative instruments under the qualification tests for a regulated investment company may limit the Fund’s use of such derivative instruments. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.
Common Stock. An Exchange Traded Product may invest in common stocks which are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Concentration. An Exchange Traded Product may, at various times, concentrate in the securities of a particular industry or group of industries, and when a fund is over weighted in an industry or group of industries, it may be more sensitive to any single economic, business, political, or regulatory occurrence than a fund that is not over weighted in an industry or group of industries.
Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying currency, security, asset, index or reference rate, which may be magnified by certain features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing an Exchange Traded Product to lose more money than it originally committed to initial margin, and more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. There may be imperfect correlation between changes in the market value of a derivatives and the value of its underlying reference asset, or in the case of hedging, in the value of the portfolio investment being hedged, and this may be exaggerated in times of market stress or volatility. Many derivatives require an Exchange Traded Product to post margin or collateral or otherwise maintain liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. In order to satisfy margin or other requirements, an Exchange Traded Product may need to sell securities from its portfolio or exit positions at a time when it may be disadvantageous to do so. All of this could, in turn, affect the Fund's or an Exchange Traded Product's ability to fully execute its investment strategies and/or achieve its investment objective. The use of derivatives may increase the amount of taxes payable by shareholders because changes in government regulation of derivatives could affect the character, timing and amount of the Fund’s taxable income or gains. Additionally, the Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. Other risks arise from an Exchange Traded Product’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for an Exchange Traded Product’s derivative positions at times when an Exchange Traded Product might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to counterparty risk, which is the risk that an Exchange Traded Product's counterparty in a transaction may be unwilling, or unable, to perform its obligations under the transaction. The use of derivatives also involves the risk of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, index or reference rate. Derivatives may be subject to changing government regulation that could impact an Exchange Traded Product's ability to use certain derivatives and their cost.
In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies that would, if adopted, for the most part rescind the guidance of the SEC and its staff regarding asset segregation and cover transactions. Instead of complying with current guidance, the fund would need to trade derivatives

8

and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, certain other derivatives risk management program and testing requirements and requirements related to board reporting. These new requirements would apply unless the fund is qualified as a “limited derivatives user,” as defined in the SEC’s proposal. The fund trading reverse repurchase agreements or similar financing transactions would need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio. Reverse repurchase agreements or similar financing transactions would not be included in the calculation of whether the fund is a limited derivatives user, but for the fund subject to the VaR testing, reverse repurchase agreements and similar financing transactions would be included for purposes of such testing. Any new requirements, if adopted, may increase the cost of the fund’s investments and cost of doing business, which could adversely affect investors.
Leverage Risk. To the extent that the Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. To manage the risk associated with leveraging, the Fund may segregate liquid assets, or otherwise “cover” its derivatives position in a manner consistent with the 1940 Act and the rules and SEC interpretations thereunder. The Fund may modify its asset segregation policies at any time to comply with any changes in the SEC’s positions regarding asset segregation.
Emerging Markets. Investments in the securities of emerging markets which typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging market securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in emerging market countries. Market risks may include economies that concentrate in only a few industries, securities issued that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information. These factors, among others, make investing in issuers located or operating in emerging market countries significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s shares.
Foreign Currency. Investments in global markets or securities that are denominated in foreign currencies give rise to foreign currency exposure. The U.S. dollar value of these investments will vary depending on changes in exchange rates and the performance of the underlying assets. Foreign currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Exchange Traded Product’s investments in foreign currencies, securities denominated in foreign currencies, derivatives that provide exposure to foreign currencies, and an Exchange Traded Product’s income available for distribution. The value of foreign currencies, securities denominated in foreign currencies or derivatives that provide exposure to foreign currencies may be adversely affected by currency exchange rates, currency exchange control regulations, foreign withholding taxes, restrictions or prohibitions on the repatriation of foreign currencies, changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political and economic developments in the U.S. or abroad. The local emerging market currencies in which the Exchange Traded Product may be invested from time to time may experience substantially greater volatility against the U.S. dollar than the major convertible currencies of developed countries.
Foreign Securities. Investments in securities of foreign issuers are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign companies may become subject to sanctions imposed by the United States, another country or an international organization, which could result in the immediate freeze of the foreign companies’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign companies and limit the Fund’s ability to buy, sell, receive or deliver the securities. Some of the risks of investing in foreign securities may be reduced when an Exchange Traded Product invests indirectly in foreign securities through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.
Investment Style. Securities of a particular investment style, such as a growth style or value style, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic conditions. As a result, an Exchange Traded Product’s performance may at times be worse than the performance of other mutual funds that invest more broadly or in securities of a different investment style.

9

INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

Large-Capitalization Companies. Securities of large-capitalization companies could fall out of favor with the market and underperform securities of small- or medium-capitalization companies. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small- and Medium-Capitalization Companies. Securities of small- and medium-sized companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. The stocks of small and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.
Limited Number of Holdings Risk. The Fund may hold a limited number of securities. Therefore, a change in the value of these securities could significantly affect the value of your investment in the Fund.
Market Risk. The prices of the securities in the Fund or an Exchange Traded Product that the Fund holds are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide.  Overall securities values could decline generally or could underperform other investments.  The Exchange Traded Products that the Fund holds, including ETFs and ETNs may trade at a premium or discount to their net asset values. An investment in the Fund may lose money.
Models and Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied by NDR (“Models and Data”). Models and Data are used to construct sets of transactions and investments, and to provide risk management insights.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by NDR, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
Operational Risk. An investment in the Fund involves “operational risk”—the risk arising from the Fund’s operations. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Portfolio Turnover Risk. The Fund may engage in active and frequent trading of portfolio securities and thus may experience a high portfolio turnover rate. A high portfolio turnover rate may result in significant taxable capital gains as a result of the frequent trading of the Fund’s portfolio securities and the Fund will incur transaction costs in connection with buying and selling the securities, which may lower the Fund’s return.
Regulatory Risk. Changes in the laws or regulations of the United States, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.
3. ADDITIONAL INVESTMENT STRATEGIES
ADDITIONAL REGULATORY CONSIDERATIONS
With respect to the Fund, the Adviser relies upon temporary no-action relief (the "No-Action Relief) issued by the U.S. Commodity Futures Trading Commission ("CFTC") which provides relief from registration as a "commodity pool operator" ("CPO") under the Commodity Exchange Act of 1936, as amended ("CEA"), and the rules of the CFTC to the operator of a fund-of-funds where the operator does not know and could not reasonably know that fund-of-fund's indirect exposure to commodity interests derived from contributions to underlying funds exceeds certain de minimis limitations, therefore subjecting the operator to CPO registration in respect of the fund-of-funds. The No-Action Relief will continue to remain in effect until six months after the effective date of any revised guidance issued by the CFTC. As a result, the Adviser is not currently subject to CFTC registration or regulation as a CPO with respect to the Fund. In addition, with respect to the Fund, the Adviser is relying upon a related exemption from registration as a “commodity trading advisor” ("CTA") under the CEA and the rules of the CFTC.

10

INVESTING DEFENSIVELY
The Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.
INVESTING IN OTHER INVESTMENT COMPANIES
The 1940 Act places limits on the percentage of the total outstanding stock of another investment company that may be owned by the Fund; however, exemptive relief from the SEC permits the Fund to invest in other unaffiliated investment companies in excess of this limitation if certain conditions are met (the “Exemptive Relief”). The Fund is subject to the conditions set forth in the Exemptive Relief and certain additional provisions of the 1940 Act that limit the amount that the Fund and its affiliates, in the aggregate, can invest in the outstanding voting securities of any one investment company. Compliance with such investment restrictions may result in increased tracking error for the Fund. The Fund and its affiliates may not actively acquire “control” of an investment company, which is presumed once ownership of an investment company’s outstanding voting securities exceeds 25%. Also, to comply with provisions of the 1940 Act and the Exemptive Relief, the Adviser may be required to vote shares of an investment company in the same general proportion as shares held by other shareholders of the investment company.
SECURITIES LENDING
The Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrowings must be collateralized in full with cash, U.S. government securities or high-quality letters of credit.
The Fund could experience delays and costs in recovering the securities loaned or in gaining access to the securities lending collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral and which is invested is subject to market appreciation and depreciation.
4. OTHER INFORMATION AND POLICIES
BENEFICIARIES OF CONTRACTUAL ARRANGEMENTS
VanEck Funds (the “Trust”) enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, administrator and distributor, who provide services to the Fund. Shareholders of the Fund are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce such contractual arrangements against the service providers or to seek any remedy under such contractual arrangements against the service providers, either directly or on behalf of the Trust.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. None of this prospectus, the Statement of Additional Information (“SAI”) or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.
CYBER SECURITY
The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; and operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; the inability to calculate the Fund’s net asset value; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investments in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.
INFORMATION ABOUT NED DAVIS RESEARCH, INC.
NDR is registered with the SEC as an investment adviser. NDR specializes in quantitative research based on technical, fundamental and macroeconomic analysis. It is a privately held corporation headquartered in Venice, Florida. NDR was founded in 1980 as an institutional investment research provider and in 2011 was sold to Euromoney Institutional Investor PLC, a London-based holding company that invests globally in media companies operating in the financial services industry. NDR is not an affiliate of the Adviser and none of NDR’s employees are also employees of the Adviser.

11

INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

PORTFOLIO HOLDINGS INFORMATION
Generally, it is the Fund’s and the Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.
Portfolio information for the Fund is available to all investors on the VanEck website at vaneck.com. Information regarding the Fund’s asset class exposures, updated as of each month-end, is also located on this website. Generally, this information is posted to the website within 10 business days of the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of this portfolio information from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio information at any time, without prior notice.
PORTFOLIO INVESTMENTS
The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. A subsequent increase or decrease in percentage resulting from a change in the value of portfolio securities or the total or net assets of the Fund will not be considered a violation of the restriction.

12

III. SHAREHOLDER INFORMATION

1. HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES
The Fund offers Class A, Class I and Class Y shares. Information related to how to buy, sell, exchange and transfer shares is discussed below. See the “Minimum Purchase” section for information related to initial and subsequent minimum investment amounts. The minimum investment amounts vary by share class.
Through a Financial Intermediary
Primarily, accounts are opened through a financial intermediary (broker, bank, adviser or agent). Please contact your financial intermediary for details.
Through the Transfer Agent, DST Systems, Inc., an SS&C Company (DST)
You may buy (purchase), sell (redeem), exchange, or transfer ownership of Class A and Class I shares directly through DST by mail or telephone, as stated below. For Class Y shares, shareholders must open accounts and transact business through a financial intermediary.
The Fund’s mailing address at DST is:
VanEck Funds
P.O. Box 218407
Kansas City, MO 64121-8407
For overnight delivery:
VanEck Funds
210 W. 10th St., 8th Fl.
Kansas City, MO 64105-1802
Non-resident aliens cannot make a direct investment to establish a new account in the Fund, but may invest through their broker or agent.
To telephone the Fund at DST, call VanEck Account Assistance at 800-544-4653.
Purchase by Mail
To make an initial purchase, complete the VanEck Account Application and mail it with your check made payable to VanEck Funds. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, starter checks, money orders, travelers checks, cashier checks, checks drawn on a foreign bank, or checks not in U.S. dollars. There are separate applications for VanEck retirement accounts (see “Retirement Plans” for details). For further details, see the application or call Account Assistance.
Telephone Redemption-Proceeds by Check 800-345-8506
If your account has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). You automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent settlement instructions, or by written notice to DST. All accounts are eligible for the privilege except those registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including VanEck sponsored retirement plans.
Expedited Redemption—Proceeds by Wire 800-345-8506
If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. The Fund reserves the right to waive the minimum amount. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.
Written Redemption
Your written redemption (sale) request must include:

■	Fund and account number.

■	Number of shares or dollar amount to be redeemed, or a request to sell “all shares.”

■
Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

■	Special instructions, including bank wire information or special payee or address.
A signature guarantee for each account holder will be required if:

■	The redemption is for $50,000 or more.

■	The redemption amount is wired.

■	The redemption amount is paid to someone other than the registered owner.

13

SHAREHOLDER INFORMATION (continued)

■	The redemption amount is sent to an address other than the address of record.

■	The address of record has been changed within the past 30 days.
Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.

Telephone Exchange 800-345-8506
If your account has the optional Telephone Exchange Privilege, you can exchange between VanEck Funds of the same Class without any additional sales charge. All accounts are eligible except for omnibus accounts or those registered in street name and certain custodial retirement accounts held by a financial institution other than VanEck. For further details regarding exchanges, please see the application, “Limits and Restrictions” and “Unauthorized Telephone Requests” below, or call Account Assistance.
Written Exchange
Written requests for exchange must include:

■	The fund and account number to be exchanged out of.

■	The fund to be exchanged into.

■	Directions to exchange “all shares” or a specific number of shares or dollar amount.

■
Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

For further details regarding exchanges, please see the applicable information in “Telephone Exchange.”
Certificates
Certificates are not issued for new or existing shares.
Transfer of Ownership
Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.

Redemption Liquidity
The Fund expects to make redemption payments to the shareholder, or shareholder’s financial intermediary, within 1 to 2 business days following the Fund’s receipt of the redemption transaction from the shareholder, or shareholder’s financial intermediary. The financial intermediary acts on behalf of the shareholder and is responsible for transmitting redemption proceeds to the shareholder. Payment of redemption proceeds by the Fund may take longer than the time the Fund typically expects and may take up to 7 days as permitted by the 1940 Act.
Typically, redemption payments of Fund shares will be made in U.S. dollars. The Fund generally expects to satisfy redemption requests from available cash holdings and sale of portfolio securities. On a less regular basis, the Fund also may draw on a bank line of credit to meet redemption requests. In stressed market conditions or for a particularly large redemption, the Fund also reserves the right to meet redemption requests through a “redemption in kind” as described below.
Redemption in Kind
The Fund reserves the right to satisfy redemption requests by making payment in securities (known as a redemption in kind). Redemptions in kind are not routinely used by the Fund. The Fund may, however, use redemptions in kind during particularly stressed market conditions or to manage the impact of a large redemption on the Fund. In such case, the Fund may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received and will bear any market risks associated with such securities until they are converted into cash. A redemption in kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to the redeeming shareholder subject to certain loss limitation rules.
Redemptions Initiated by the Fund
The Fund reserves the right to redeem your shares in the Fund if the Board determines that the failure to so redeem may have materially adverse consequences to the shareholders of the Fund. For additional information, please see “Additional Purchase and Redemption Information - Redemptions Initiated by the Fund” in the SAI.

14

LIMITS AND RESTRICTIONS
Frequent Trading Policy
The Board has adopted policies and procedures reasonably designed to deter frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolio and may increase the Fund’s expenses and negatively impact the Fund’s performance. As such, the Fund may reject a purchase or exchange transaction or restrict an account from investing in the Fund for any reason if the Adviser, in its sole discretion, believes that a shareholder is engaging in market timing activities that may be harmful to the Fund. The Fund discourages and does not accommodate frequent trading of shares by its shareholders.
The Fund may invest in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because frequent traders may attempt to take advantage of time zone differences between the foreign markets in which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). The Fund’s investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to potential price arbitrage. However, there is no guarantee that the Fund’s net asset value will immediately reflect changes in market conditions.
The Fund uses a variety of techniques to monitor and detect abusive trading practices, such as monitoring purchases, redemptions and exchanges that meet certain criteria established by the Fund, and making inquiries with respect to such trades. If a transaction is rejected or an account restricted due to suspected market timing, the investor or his or her financial adviser will be notified.
With respect to trades that occur through omnibus accounts at intermediaries, such as broker-dealers and third party administrators, the Fund requires all such intermediaries to agree to cooperate in identifying and restricting market timers in accordance with the Fund’s policies and will periodically request customer trading activity in the omnibus accounts based on certain criteria established by the Fund. There is no assurance that the Fund will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.
Although the Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. As some investors may use various strategies to disguise their trading practices, the Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the ability and/or willingness of such intermediaries to monitor for these activities.
For further details, contact Account Assistance.
Unauthorized Telephone Requests
Like most financial organizations, VanEck, the Fund and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller’s identity and authority to act on the account are not followed.
If you do not want to authorize the Telephone Exchange or Redemption privilege on your eligible account, you must refuse it on the Account Application, broker/agent settlement instructions, or by written notice to DST. VanEck, the Fund, and DST reserve the right to reject a telephone redemption, exchange, or other request without prior notice either during or after the call. For further details, contact Account Assistance.
AUTOMATIC SERVICES
Automatic Investment Plan
You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an Application, contact Account Assistance.
Automatic Exchange Plan
You may authorize DST to periodically exchange a specified dollar amount for your account from one Fund to another Fund. For further details and to request an Application, contact Account Assistance.
Automatic Withdrawal Plan
You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more at the current offering price to establish the Plan. For further details and to request an Application, contact Account Assistance.
MINIMUM PURCHASE
Each class can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services.

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SHAREHOLDER INFORMATION (continued)

For Class A and Class Y shares, an initial purchase of $1,000 and subsequent purchases of $100 or more are required for non-retirement accounts. There are no purchase minimums for any retirement or pension plan account, for any account using the Automatic Investment Plan, or for any other periodic purchase program. Minimums may be waived for initial and subsequent purchases through “wrap fee” and similar programs offered without a sales charge by certain financial institutions and third-party recordkeepers and/or administrators.
For Class I shares, an initial purchase by an eligible investor of $1 million is required. The minimum initial investment requirement may be waived or aggregated among investors, in the Adviser’s discretion, for investors in certain fee-based, wrap or other no-load investment programs, and for an eligible Employer-Sponsored Retirement Plan with plan assets of $3 million or more, sponsored by financial intermediaries that have entered into a Class I agreement with VanEck, as well as for other categories of investors. An “Employer-Sponsored Retirement Plan” includes (a) an employer sponsored pension or profit sharing plan that qualifies (a “Qualified Plan”) under section 401(a) of the Code, including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA-covered 403(b) plan; and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer-sponsored IRAs. In addition, members of the Boards of Trustees of VanEck Funds and VanEck VIP Trust and each officer, director and employee of VanEck may purchase Class I shares without being subject to the $1 million minimum initial investment requirement. There are no minimum investment requirements for subsequent purchases to existing accounts. To be eligible to purchase Class I shares, you must also qualify as specified in “How to Choose a Class of Shares.”
ACCOUNT VALUE AND REDEMPTION
If the value of your account falls below $1,000 for Class A and Class Y shares and below $500,000 for Class I shares after the initial purchase, the Fund reserves the right to redeem your shares after 30 days notice to you. This does not apply to accounts exempt from purchase minimums as described above.
HOW THE FUND SHARES ARE PRICED
The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus any applicable sales charge. The Fund calculates its NAV per share class every day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.
You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE. The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.
The Fund’s investments are generally valued based on market quotations which may be based on quotes obtained from a quotation reporting system, established market makers, broker dealers or by an independent pricing service. Short-term debt investments having a maturity of 60 days or less are valued at amortized cost, which approximates the fair value of the security. Assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. When market quotations are not readily available for a portfolio security or other asset, or, in the opinion of the Adviser, are deemed unreliable, the Fund will use the security’s or asset’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Policies and Procedures, which have been approved by the Board. As a general principle, the current fair value of a security or other asset is the amount which the Fund might reasonably expect to receive for the security or asset upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser and reported to the Board, is responsible for recommending fair value procedures to the Board and for administering the process used to arrive at fair value prices.
Factors that may cause the Fund’s Pricing Committee to fair value a security include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market, trading in the security has been suspended, or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or the price for the security is “stale” because its price has not changed for five consecutive business days, (4) the Adviser determines that a market quotation is not reliable, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.
In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.
Foreign equity securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign equity securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund

16

calculates its NAV. In such cases, the Pricing Committee may apply a fair valuation formula to those foreign equity securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.
Certain of the Fund’s portfolio securities are valued by an independent pricing service approved by the Board. The independent pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such independent pricing service.
There can be no assurance that the Fund could purchase or sell a portfolio security or other asset at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be material differences between a fair value price at which a portfolio security or other asset is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities or other assets may be less frequent, and of greater magnitude, than changes in the price of portfolio securities or other assets valued by an independent pricing service, or based on market quotations.
2. HOW TO CHOOSE A CLASS OF SHARES
The Fund offers three classes of shares with different sales charges and 12b-1 fee schedules, designed to provide you with different purchase options according to your investment needs. Class A shares are offered to the general public. Class I shares are offered to eligible investors primarily through certain financial intermediaries that have entered into a Class I Agreement with VanEck. The Fund reserves the right to accept direct investments by eligible investors. Class Y shares are offered only to investors through “wrap fee” and similar programs offered without a sales charge by certain financial intermediaries and third-party recordkeepers and/or administrators that have entered into a Class Y agreement with VanEck.
Financial intermediaries making Fund shares available to their clients determine which share class(es) to make available. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial intermediary.

■
CLASS A Shares are offered at net asset value plus an initial sales charge at time of purchase of up to 5.75% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more. For further information regarding sales charges, breakpoints and other discounts, please see below. The 12b-1 fee is 0.25% annually.

■
CLASS I Shares are offered with no sales charges on purchases, no contingent deferred redemption charge (“CDRC”), and no 12b-1 fee. To be eligible to purchase Class I (Institutional) shares, you must be an eligible investor that is making or has made a minimum initial investment of at least $1 million (which may be reduced or waived under certain circumstances) in Class I shares of the Fund. Eligible investors in Class I shares include corporations, foundations, family offices and other institutional organizations; high net worth individuals; persons purchasing through certain financial intermediaries or a bank, trust company or similar institution investing for its own account or for the account of a client when such institution has entered into a Class I agreement with VanEck and makes Class I shares available to the client’s program or plan.

■
CLASS Y Shares are offered with no sales charges on purchases, no CDRC, and no 12b-1 fee. To be eligible to purchase Class Y shares, you must be an eligible investor in a “wrap-fee” or other fee-based program, including an Employer-Sponsored Retirement Plan, offered through a financial intermediary that has entered into a Class Y Agreement with VanEck, and makes Class Y shares available to that program or plan. An “Employer-Sponsored Retirement Plan” includes (a) an employer sponsored pension or profit sharing plan that qualifies (a “Qualified Plan”) under section 401(a) of the Code, including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA-covered 403(b) plan; and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer-sponsored IRAs.

Financial intermediaries may offer their clients more than one class of shares of the Fund. Shareholders who own shares of one class of the Fund and who are eligible to invest in another class of the same Fund may be eligible to convert their shares from one class to the other. Shareholders no longer participating in a fee-based program may be subject to conversion of their current class of shares by their financial intermediary to another class of shares of the Fund having expenses that may be higher than the expenses of their current class of shares. The timing and implementation of such conversions are at the discretion of the shareholder’s financial intermediary. For additional information, please contact your financial intermediary or see “Class Conversions” in the SAI. Investors should consider carefully a Fund’s share class expenses and applicable sales charges and fees plus any separate transaction and other fees charged by such intermediaries in connection with investing in each available share class before selecting a share class. It is the responsibility of the financial intermediary and the investor to choose the proper share class and notify DST or VanEck of that share class at the time of each purchase. More information regarding share class eligibility is available in the “How to Buy, Sell, Exchange, or Transfer Shares” section of the prospectus and in “Purchase of Shares” in the SAI.

17

SHAREHOLDER INFORMATION (continued)

3. SALES CHARGES
Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the net asset value (NAV) of the shares plus an initial sales charge. A sales charge means that a portion of your initial investment goes toward the sales charge and is not invested. The initial sales charge varies depending upon the size of your purchase, as set forth below, and a percentage is paid to the financial intermediary who sells your Class A shares. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic investment of income dividends or capital gains distribution. It is the responsibility of the financial intermediary to ensure that the investor obtains the proper “breakpoint” discount. Class I and Class Y do not have an initial sales charge. Class A does charge a contingent deferred sales charge as set forth below.
Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled “Intermediary Sales Charge Discounts and Waivers.” Appendix A is incorporated herein by reference (is legally a part of this prospectus). Such intermediary-specific sales charge discounts and waivers may not be available to purchasers whose accounts are not held at and traded by their intermediary.
In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any facts qualifying the purchaser for sales charge discounts or waivers.

Class A Shares Sales Charges
	Sales Charge as a Percentage of
Dollar Amount of Purchase	Offering Price	Net Amount Invested	Percentage to Brokers or Agents[1]
Less than $25,000	5.75%	6.10%	5.00%
$25,000 to less than $50,000	5.00%	5.30%	4.25%
$50,000 to less than $100,000	4.50%	4.70%	3.90%
$100,000 to less than $250,000	3.00%	3.10%	2.60%
$250,000 to less than $500,000	2.50%	2.60%	2.20%
$500,000 to less than $1,000,000	2.00%	2.00%	1.75%
$1,000,000 and over	None[2]

[1]	Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.

[2]
The Distributor may pay a Finder’s Fee of 1.00% to eligible brokers and agents on qualified commissionable shares purchased at or above the $1 million breakpoint level. Such shares may be subject to a 1.00% contingent deferred sales charge if redeemed within one year from the date of purchase. For additional information, see “Contingent Deferred Sales Charge for Class A Shares” below or contact the Distributor or your financial intermediary.

CONTINGENT DEFERRED SALES CHARGE FOR CLASS A SHARES
Class A shares purchased at or above the $1 million breakpoint in accordance with the sales load schedule identified above (referred to as “commissionable” shares) that are redeemed within one year of purchase will be subject to a contingent deferred sales charge (“CDSC”) in the amount of 1.00% of the lesser of the current value of the shares redeemed or the original purchase price of such shares. The CDSC will be paid to the Distributor as reimbursement for any Finder’s Fee previously paid by the Distributor to an eligible broker or agent at the time the commissionable shares were purchased and may be waived by the Distributor if the original purchase did not result in the payment of a Finder’s Fee. For purposes of calculating the CDSC, shares will be redeemed in the following order: (1) first shares that are not subject to the CDSC (e.g., dividend reinvestment shares and other non-commissionable shares) and (2) then other shares on a first in, first out basis. A CDSC will not be charged in connection with an exchange of Class A shares into Class A shares of another VanEck Fund; however, the shares received upon an exchange will be subject to the CDSC if they are subsequently redeemed within one year of the date of the original purchase (subject to the same terms and conditions described above). For further details regarding eligibility for the $1 million breakpoint, please see Section 3. “Sales Charges—Reduced or Waived Sales Charges” below.
REDUCED OR WAIVED SALES CHARGES
You may qualify for a reduced or waived sales charge as stated below, or under other appropriate circumstances. You (or your broker or agent) must notify DST or VanEck at the time of each purchase or redemption whenever a reduced or waived sales charge is applicable. The term “purchase” refers to a single purchase by an individual (including spouse and children under age 21), corporation, partnership, trustee, or other fiduciary for a single trust, estate, or fiduciary account. For further details, see the SAI. The value of shares owned by an individual in Class A and Class C of each of the VanEck Funds may be combined for a reduced sales charge in Class A shares only.

18

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it will be necessary at the time of purchase for you to inform your broker or agent (or DST or VanEck, as applicable), of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums and of any facts qualifying the purchaser for sales charge discounts or waivers.
The Fund makes available information regarding applicable sales loads, breakpoint discounts, reduced or waived sales charges and eligibility minimums, on their website at vaneck.com, free of charge.
FOR CLASS A SHARES
Right of Accumulation
When you buy shares, the amount you purchase will be combined with the value, at current offering price, of any existing Fund shares you own. This total will determine the sales charge level for which you qualify.
Your purchases eligible for Right of Accumulation reduced sales charge (i.e. breakpoint discount) include Class A shares purchased for individual accounts registered in the name of:

■	You, individually;

■
Your “family member,” defined as your spouse (by marriage or by common law marriage/civil union as recognized by applicable state or federal law) and your children/step-children if under the age of 21;

■	You, when you own shares jointly with another individual(s) who is a non-family member;

■	You or a family member acting as the trustee, custodian, or other acting fiduciary title for a single trust, estate, or fiduciary account;

■	Your sole ownership business or the sole ownership business of a family member on which you or a family member are the authorized signer;

■	Trust Grantor (a trust established by you or a family member who is acting as the grantor of the trust);

■	Trust Beneficiary (a trust established by you or a family member who is the beneficial owner of the trust);

■	A single corporation or partnership.
Combined Purchases
The combined amounts of your multiple purchases in the Fund on a single day determines the sales charge level for which you qualify.
Letter of Intent
If you plan to make purchases of the Fund that are eligible for a right of accumulation discount, as described above, within a 13 month period in Class A shares that total an amount equal to a reduced sales charge level, you can establish a Letter of Intent (LOI) for that amount. Under the LOI, your initial and subsequent purchases during that period receive the sales charge level applicable to that total amount. The amount of a purchase not originally made pursuant to the LOI may be included under a backdated LOI executed within 90 days of such purchase (“accumulation credit”) to fulfill the LOI. For LOIs, out of an initial purchase (or subsequent purchases if necessary), 5% of the specified dollar amount of an LOI will be held in escrow by DST in a shareholder’s account until the shareholder’s total purchases of the Fund pursuant to the LOI plus a shareholder’s accumulation credit (if any) equal the amount specified in the Letter. For further details, see the Application and the SAI.
Persons Affiliated with VanEck
Trustees, officers, and full-time employees (and their families) of the Fund, Adviser or Distributor may buy without a sales charge. Also, employees (and their spouses and children under age 21) of a brokerage firm or bank that has a selling agreement with VanEck, and other affiliates and agents, may buy without a sales charge.
Load-waived Programs Through Financial Intermediaries
Financial intermediaries may offer shares without a sales charge if they: (i) are compensated by their clients on a fee-only basis, including but not limited to Investment Advisors, Financial Planners, and Bank Trust Departments; or (ii) have entered into an agreement with VanEck to offer Class A shares at net asset value through a no-load network or platform, or through a self-directed investment brokerage account program that may or may not charge a transaction fee to its clients.
Institutional Retirement Programs
Certain financial institutions and third-party recordkeepers and/or administrators who have agreements with VanEck to offer Class A shares at net asset value may buy shares without a sales charge for their accounts on behalf of investors in retirement plans and deferred compensation plans.

19

SHAREHOLDER INFORMATION (continued)

Reinstatement Privilege
You have the right, once a year, to reinvest (“buy back”) proceeds of a redemption from Class A shares of the Fund into the Fund or Class A shares of another fund of the VanEck Funds within 60 days without a sales charge. If you invest into the same Fund within 30 days before or after you redeem your shares at a loss, the “wash sale” rules apply to disallow for tax purposes a loss realized upon redemption.
FOR CLASS I AND CLASS Y SHARES
No initial sales charge, or CDRC fee is imposed on Class I or Class Y shares. Class I and Class Y are no-load share classes.
PLAN OF DISTRIBUTION (12b-1 PLAN)
The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. Of the amounts expended under the plan for the fiscal year ended December 31, 2019 for all VanEck Funds, approximately 93% was paid to Brokers and Agents who sold shares or serviced accounts of Fund shareholders. The remaining 7% was retained by the Distributor to pay expenses such as printing and mailing prospectuses and sales material. Because these fees are paid out of the Fund’s assets on an on- going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class I and Class Y shares do not have 12b-1 fees. For a complete description of the Plan of Distribution, please see “Plan of Distribution (12b-1 Plan)” in the SAI.

VanEck Funds Annual 12b-1 Schedule	Fee to Fund	Payment to Dealer
VanEck NDR Managed Allocation Fund-A	0.25%	0.25%

4. HOUSEHOLDING OF REPORTS AND PROSPECTUSES
If more than one member of your household is a shareholder of any of the funds in the VanEck Funds, regulations allow us, subject to certain requirements, to deliver single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. For example, a husband and wife with separate accounts in the same fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the system, known as “householding,” only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. You may benefit from this system in two ways, a reduction in mail you receive and a reduction in fund expenses due to lower fund printing and mailing costs. However, if you prefer to continue to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, please call Account Assistance at 800-544-4653.
5. RETIREMENT PLANS
Fund shares may be invested in tax-advantaged retirement plans sponsored by VanEck or other financial organizations. Retirement plans sponsored by VanEck use UMB Bank n.a. as custodian and must receive investments directly by check or wire using the appropriate VanEck retirement plan application. Confirmed trades through a broker or agent cannot be accepted. To obtain applications and helpful information on VanEck retirement plans, contact your broker or agent or Account Assistance.
Retirement Plans Sponsored by VanEck:
Traditional IRA
Roth IRA
SEP IRA
6. FEDERAL INCOME TAXES
TAXATION OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS YOU RECEIVE
The Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you.
For tax-reportable accounts, dividends and capital gains distributions are normally taxable even if they are reinvested. Fund distributions of short-term capital gains are taxed as ordinary income. Fund distributions of long-term capital gains are taxed at long-term capital gain rates no matter how long you have owned your fund shares. Certain income dividends are treated as qualified dividend income, taxable at long-term capital gain rates provided certain holding period requirements are met. Tax laws and regulations are subject to change.
At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

20

TAXATION OF SHARES YOU SELL
For tax-reportable accounts, when you redeem your shares you may incur a capital gain or loss on the proceeds. The amount of gain or loss, if any, is the difference between the amount you paid for your shares (including reinvested dividends and capital gains distributions) and the amount you receive from your redemption. Be sure to keep your regular statements; they contain the information necessary to calculate the capital gain or loss. An exchange of shares from one Fund to another will be treated as a sale and purchase of Fund shares. It is therefore a taxable event.
COST BASIS REPORTING
As required by law, for shares purchased on and after January 1, 2012 in accounts eligible for IRS Tax Form 1099-B tax reporting by VanEck Funds for which tax basis information is available (“covered shares”), the VanEck Funds will provide cost basis information to you and the IRS for shares using the IRS Tax Form 1099-B. Generally, cost basis is the dollar amount paid to purchase shares, including purchases of shares made by reinvestment of dividends and capital gains distributions, adjusted for various items, such as sales charges and transaction fees, wash sales, and returns of capital.
The cost basis of your shares will be calculated using the Fund’s default cost basis method of Average Cost, and the Fund will deplete your oldest shares first, unless you instruct the Fund to use a different cost basis method. You may elect the cost basis method that best fits your specific tax situation using VanEck’s Cost Basis Election Form. It is important that any such election be received in writing from you by the VanEck Funds before you redeem any covered shares since the cost basis in effect at the time of redemption, as required by law, will be reported to you and the IRS. Particularly, any election or revocation of the Average Cost method must be received in writing by the VanEck Funds before you redeem covered shares. The VanEck Funds will process any of your future redemptions by depleting your oldest shares first (FIFO). If you elect a cost basis method other than Average Cost, the method you chose will not be utilized until shares held prior to January 1, 2012 are liquidated. Cost basis reporting for non-covered shares will be calculated and reported separately from covered shares. You should carefully review the cost basis information provided by the Fund and make any additional cost basis, holding period, or other adjustments that are required when reporting these amounts on your federal, state, and local income tax returns. For tax advice specific to your situation, please contact your tax advisor and visit the IRS website at IRS.gov. The VanEck Funds cannot and do not provide any advice, including tax advice.
To obtain VanEck’s Cost Basis Election Form and to learn more about the cost basis elections offered by the VanEck Funds, please go to our website at vaneck.com or call VanEck Account Services at 800-544-4653.
BACKUP WITHHOLDING
By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
STATE AND LOCAL TAXES
Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.
NON-RESIDENT ALIENS
Dividends and short-term capital gains, if any, paid to non-resident aliens generally are subject to the maximum withholding tax (or lower tax treaty rates for certain countries). The IRS considers these dividends U.S. source income. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short- term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.
As part of the Foreign Account Tax Compliance Act, (“FATCA”), the Fund is required to withhold a 30% federal tax on income dividends paid by the Fund to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied on currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). To avoid possible withholding, FFIs, other than FFIs subject to special treatment under certain intergovernmental agreements, will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S.

21

SHAREHOLDER INFORMATION (continued)

owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.
The Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Fund to comply with the FATCA rules. If the Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.
Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.
7. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
The Fund makes distributions of all of its net investment income to shareholders as dividends annually. The Fund makes distributions of any net capital gains, at least annually, in December. See your tax adviser for details. Occasionally, a dividend and/or capital gain distribution may be made outside of the normal schedule.

Dividends and Capital Gains Distribution Schedule
Fund	Dividends	Distribution of Short-Term and Long-Term Capital Gains
VanEck NDR Managed Allocation Fund	December	December

Dividends and Capital Gains Distributions Reinvestment Plan
Dividends and/or distributions are automatically reinvested into your account without a sales charge, unless you elect a cash payment. You may elect cash payment either on your original Account Application, or by calling Account Assistance at 800-544-4653.
Divmove
You can have your cash dividends from a Class A Fund automatically invested in Class A shares of another VanEck Fund. Cash dividends are invested on the payable date, without a sales charge. For details and an Application, call Account Assistance.

22

8. MANAGEMENT OF THE FUND AND SERVICE PROVIDERS

23

SHAREHOLDER INFORMATION (continued)

INFORMATION ABOUT FUND MANAGEMENT
INVESTMENT ADVISER
Van Eck Associates Corporation (the “Adviser”), 666 Third Avenue, New York, New York 10017, is the Adviser to the Fund. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts.
Jan F. van Eck and members of his family own 100% of the voting stock of the Adviser. As of December 31, 2019 the Adviser’s assets under management were approximately $54.7 billion.
Fees paid to the Adviser: Pursuant to the advisory agreement between the Adviser and the Trust (the “Advisory Agreement”), the Fund pays the Adviser a monthly fee at the annual rate equal to 0.80% of the average daily net assets of the Fund. This includes the fee paid to the Adviser for accounting and administrative services.
The Adviser has agreed to waive fees and/or pay expenses for the Fund to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.15% for Class A, 0.85% for Class I, and 0.90% for Class Y of the Fund’s average daily net assets per year until May 1, 2021.
During such time, the expense limitation is expected to continue until the Board acts to discontinue all or a portion of such expense limitation. To minimize the duplication of fees, the Adviser has agreed to waive the management fee it charges to the Fund by any amount it collects as a management fee from an underlying investment company in which the Fund invests that is managed by the Adviser, as a result of the investment of the Fund’s assets in such investment company.
The Adviser also has agreed to waive fees and/or pay expenses for the Fund to the extent necessary to prevent the operating expenses of the Fund’s Class Y shares from exceeding the operating expenses of the Fund’s Class A shares.
For the Fund’s most recent fiscal year end, the advisory fee paid to the Adviser was as follows:

VanEck Funds	As a % of average daily net assets
NDR Managed Allocation Fund	0.80%

A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s semi- annual report to shareholders for the period ended June 30, 2019.
PORTFOLIO MANAGERS
David Schassler, Portfolio Manager of the Fund, is primarily responsible for the day-to-day portfolio management of the Fund.
David Schassler. Mr. Schassler is Portfolio Manager of the Fund. He has been with the Adviser since 2012 and has 15 years of experience in the financial markets. Prior to joining the Adviser, Mr. Schassler served as Director and Portfolio Manager within the UBS Portfolio Strategy Group.
John Lau. Mr. Lau is Deputy Portfolio Manager of the Fund. He has been with the Adviser since 2007 and has over 10 years’ experience in the financial markets.
The SAI provides additional information about the above Portfolio Managers, their compensation, other accounts they manage, and their securities ownership in the Fund.
MANAGER OF MANAGERS STRUCTURE
The Adviser and the Trust may rely on an exemptive order from the SEC that permits the Adviser to enter into investment sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board, may select sub-advisers for the Fund and supervise, monitor and evaluate the performance of each sub-adviser. The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers and amend investment sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders. The Adviser thus would have the responsibility (subject to the oversight of the Board) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate the Fund’s assets for management among any other sub- adviser(s) and itself. This means that the Adviser would be able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. The Adviser would compensate each sub-adviser out of its management fee.
THE TRUST
For more information on the VanEck Funds (the “Trust”), the Trustees and the Officers of the Trust, see “General Information,” “Description of the Trust” and “Trustees and Officers” in the SAI.

24

THE DISTRIBUTOR
Van Eck Securities Corporation, 666 Third Avenue, New York, NY 10017 (the “Distributor”), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust for distributing shares of the Fund.
The Distributor generally sells and markets shares of the Fund through intermediaries, such as broker-dealers. The intermediaries may be compensated by the Fund for providing various services.
In addition, the Distributor or the Adviser may pay certain intermediaries, out of its own resources and not as an expense of the Fund, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Fund and other mutual funds distributed by the Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor or the Adviser may receive when each of them makes these payments include, among other things, placing the Fund on the intermediary’s sales system and/or preferred or recommended fund list, offering the Fund through the intermediary’s advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Fund.
The fees paid by the Distributor or the Adviser to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the Fund attributable to a particular intermediary on an annual basis.
The Distributor or the Adviser may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.
Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell the Fund’s shares may also act as a broker or dealer in connection with execution of transactions for the Fund’s portfolio. The Fund and the Adviser have adopted procedures to ensure that the sales of the Fund’s shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.
Not all intermediaries are paid the same to sell mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of the Fund, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.

25

IV. FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance since the commencement of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the Fund’s annual report, which is available upon request.

26

VANECK NDR MANAGED ALLOCATION FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class A
	Year Ended December 31,
	2019	2018	2017	2016(a)
Net asset value, beginning of period	$26.54	$29.31	$25.97	$25.15
Income from investment operations:
Net investment income	0.38 (c)	0.34 (c)	0.22 (c)	0.20
Net realized and unrealized gain (loss) on investments	2.59	(2.73)	3.71	1.12
Total from investment operations	2.97	(2.39)	3.93	1.32
Less dividends and distributions from:
Net investment income	(0.43)	(0.23)	(0.16)	(0.25)
Net realized gains	—	(0.15)	(0.43)	(0.25)
Total dividends and distributions	(0.43)	(0.38)	(0.59)	(0.50)
Net asset value, end of period	$29.08	$26.54	$29.31	$25.97
Total return (b)	11.21%	(8.13)%	15.15%	5.27	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$14,271	$14,710	$10,006	$3,724
Ratio of gross expenses to average net assets (f)	1.87%	1.62%	2.09%	2.67	%(e)
Ratio of net expenses to average net assets (f)	1.16%	1.15%	1.15%	1.15	%(e)
Ratio of net expenses to average net assets, excluding
interest expense (f)	1.15%	1.15%	1.15%	1.15	%(e)
Ratio of net investment income to average net assets (f)	1.35%	1.16%	0.79%	1.79	%(e)
Portfolio turnover rate	193%	202%	229%	140	%(d)

	Class I
	Year Ended December 31,
	2019	2018	2017	2016(a)
Net asset value, beginning of period	$26.63	$29.41	$26.02	$25.15
Income from investment operations:
Net investment income	0.47 (c)	0.38 (c)	0.35 (c)	0.30
Net realized and unrealized gain (loss) on investments	2.60	(2.70)	3.67	1.07
Total from investment operations	3.07	(2.32)	4.02	1.37
Less dividends and distributions from:
Net investment income	(0.52)	(0.31)	(0.20)	(0.25)
Net realized gains	—	(0.15)	(0.43)	(0.25)
Total dividends and distributions	(0.52)	(0.46)	(0.63)	(0.50)
Net asset value, end of period	$29.18	$26.63	$29.41	$26.02
Total return (b)	11.53%	(7.85)%	15.48%	5.47	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$14,920	$12,371	$12,741	$3,285
Ratio of gross expenses to average net assets (f)	1.55%	1.36%	1.79%	2.40	%(e)
Ratio of net expenses to average net assets (f)	0.86%	0.85%	0.85%	0.85	%(e)
Ratio of net expenses to average net assets, excluding
interest expense (f)	0.85%	0.85%	0.85%	0.85	%(e)
Ratio of net investment income to average net assets (f)	1.66%	1.33%	1.23%	1.95	%(e)
Portfolio turnover rate	193%	202%	229%	140	%(d)

(a)	For the period May 11, 2016 (commencement of operations) through December 31, 2016.

(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Calculated based upon average shares outstanding.

(d)	Not annualized.

(e)	Annualized.

(f)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.

27

VANECK NDR MANAGED ALLOCATION FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class Y
	Year Ended December 31,
	2019	2018	2017	2016(b)
Net asset value, beginning of period	$26.62	$29.39	$26.01	$25.15
Income from investment operations:
Net investment income	0.41 (c)	0.39 (c)	0.36 (c)	0.27
Net realized and unrealized gain (loss) on investments	2.65	(2.72)	3.65	1.09
Total from investment operations	3.06	(2.33)	4.01	1.36
Less dividends and distributions from:
Net investment income	(0.52)	(0.29)	(0.20)	(0.25)
Net realized gains	—	(0.15)	(0.43)	(0.25)
Total dividends and distributions	(0.52)	(0.44)	(0.63)	(0.50)
Net asset value, end of period	$29.16	$26.62	$29.39	$26.01
Total return (a)	11.49%	(7.90)%	15.45%	5.43	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$9,917	$19,346	$13,161	$1,848
Ratio of gross expenses to average net assets (f)	1.64%	1.33%	1.75%	2.90	%(e)
Ratio of net expenses to average net assets (f)	0.91%	0.90%	0.90%	0.90	%(e)
Ratio of net expenses to average net assets, excluding
interest expense (f)	0.90%	0.90%	0.90%	0.90	%(e)
Ratio of net investment income to average net assets (f)	1.48%	1.36%	1.25%	2.12	%(e)
Portfolio turnover rate	193%	202%	229%	140	%(d)

(a)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	For the period May 11, 2016 (commencement of operations) through December 31, 2016.

(c)	Calculated based upon average shares outstanding.

(d)	Not annualized.

(e)	Annualized.

(f)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.

28

APPENDIX A

VANECK FUNDS
APPENDIX A: INTERMEDIARY SALES CHARGE DISCOUNTS AND WAIVERS

Dated May 1, 2020

VANECK NDR MANAGED ALLOCATION FUND
CLASS A: NDRMX / CLASS I: NDRUX / CLASS Y: NDRYX

This Appendix A is not a prospectus. It should be read in conjunction with the prospectus dated May 1, 2020 (the “Prospectus”) for VanEck Funds (the “Trust”), relating to VanEck NDR Managed Allocation Fund (the “Fund”), as it may be revised from time to time. A copy of the Prospectus for the Trust, relating to the Fund, may be obtained without charge by visiting the VanEck website at vaneck.com, by calling toll free 800.826.1115 or by writing to the Trust or Van Eck Securities Corporation, the Fund’s distributor (the “Distributor”). The information disclosed in this Appendix A is part of, and incorporated in, the Prospectus. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. For the avoidance of doubt, for purposes of this Appendix A, references to a CDSC below also include the contingent deferred redemption charge (“CDRC”) as defined in the Prospectus.
Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred sales charge (“CDSC”) waivers, which are discussed below. In addition, please see the section of the Prospectus entitled “Shareholder Information-Sales Charges” for more information on sales charges and waivers available for different classes. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any facts qualifying the purchaser for sales charge discounts or waivers.
A. Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares exchanged due to the holdings moving from a Merrill Lynch affiliate investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

29

APPENDIX A (continued)

CDSC Waivers on A, B and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
B.Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
Shares purchased through a Morgan Stanley self-directed brokerage account
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

C.Shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James
Shares purchased in an investment advisory program.
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

30

CDSC Waivers on Classes A, B and C shares available at Raymond James
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
Return of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and letters of intent
Breakpoints as described in this prospectus.
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

D. Shareholders purchasing Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.
Shares sold as part of a required minimum distribution for IRA and other retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
Shares acquired through a right of reinstatement.
Shares exchanged into the same share class of a different fund.

31

APPENDIX A (continued)

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
Breakpoints as described in the fund’s Prospectus.
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an "initial sales charge."

E. Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or the SAI.

Front-End Sales Charge Waivers on Class A shares Available at Baird
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund.
Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird.
Shares purchased from the proceeds of redemptions from another VanEck Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Fund's Class C Shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Class A and C shares Available at Baird
Shares sold due to death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
Shares bought due to returns of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.
Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
Breakpoints as described in this Prospectus.
Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of VanEck Fund assets held by accounts within the purchaser’s household at Baird. Eligible VanEck Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of VanEck Fund shares through Baird, over a 13-month period of time.

32

For more detailed information, see the Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this prospectus. The SAI includes information regarding, among other things: the Fund and its investment policies and risks; management of the Fund, investment advisory and other services, the Fund’s Board of Trustees, and tax matters related to the Fund.
Additional information about the investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

▪
Call VanEck at 800.826.1115, or visit the VanEck website at vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, information regarding applicable sales loads, breakpoint discounts, reduced or waived sales charges and eligibility minimums, or other information about the Fund.

▪
Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

▪
For more information about the different sales load variations imposed by financial intermediaries, see Appendix A, “Intermediary Sales Charge Discounts and Waivers,” which is incorporated herein by reference and is legally a part of this prospectus.

Transfer Agent: DST Systems Inc., an SS&C Company P.O. Box 218407 Kansas City, Missouri 64121-8407 SEC Registration Number: 811-04297	800.544.4653 vaneck.com
NDRPRO

PROSPECTUS
MAY 1, 2020
VanEck Funds
VanEck Morningstar Wide Moat Fund
Class I: MWMIX / Class Z: MWMZX

These securities have not been approved or disapproved either by the
U.S. Securities and Exchange Commission (SEC), or by any State Securities
Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus.

Any claim to the contrary is a criminal offense.

800.826.2333    vaneck.com

VANECK MORNINGSTAR WIDE MOAT FUND (CLASS I, Z)

I. SUMMARY INFORMATION
INVESTMENT OBJECTIVE
The VanEck Morningstar Wide Moat Fund seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar® Wide Moat Focus IndexSM (the “Index”).
FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class Z shares, investors in programs or plans offered by financial intermediaries may be charged fees or commissions by those financial intermediaries which are not reflected in the expense example.
Shareholder Fees
(fees paid directly from your investment)

	Class I	Class Z
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	0.00%	0.00%
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the net asset value or purchase price)	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class Z
Management Fees	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	4.76%	2.57%
Total Annual Fund Operating Expenses	5.21%	3.02%
Fee Waivers and/or Expense Reimbursements[1]	-4.62%	-2.53%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.59%	0.49%

[1]
Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 0.59% for Class I and 0.49% for Class Z of the Fund’s average daily net assets per year until May 1, 2021. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and applies fee waivers and/or expense reimbursements, if any, for the periods indicated above under “Annual Fund Operating Expenses.” Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class I	Sold or Held	$60	$1,146	$2,227	$4,910
Class Z	Sold or Held	$50	$694	$1,363	$3,157

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 108% of the average value of its portfolio.

1

VANECK MORNINGSTAR WIDE MOAT FUND (CLASS I, Z) (continued)

PRINCIPAL INVESTMENT STRATEGIES
Under normal conditions, the Fund invests at least 80% of its net assets in securities that comprise the Index. The Index is comprised of securities issued by companies that Morningstar, Inc. (“Morningstar”) determines to have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”). Wide moat companies are selected from the universe of companies represented in the Morningstar® US Market IndexSM, a broad market index representing 97% of U.S. market capitalization. The Index targets a select group of wide moat companies: those that according to Morningstar’s equity research team are attractively priced as of each Index review. Out of the companies in the Morningstar® US Market IndexSM that Morningstar determines are wide moat companies, Morningstar selects companies to be included in the Index as determined by the ratio of Morningstar’s estimate of fair value of the issuer’s common stock to the price. Morningstar’s equity research fair value estimates are calculated using a standardized, proprietary valuation model. Wide moat companies may include medium-capitalization companies. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders. In seeking to achieve its investment objective, the Fund may also invest in VanEck Vectors Morningstar Wide Moat ETF (the “underlying fund”), an affiliated fund, which also seeks to replicate the price and yield performance of the Index, and such investment will count towards the Fund’s 80% investment policy. Additionally, the Fund may engage in active and frequent trading of its portfolio securities. A replication strategy is an indexing strategy that involves investing in the securities of the index in approximately the same proportions as the index.
As of December 31, 2019, the Index included 48 securities of companies with a market capitalization range of between approximately $1.6 billion to $1,203 billion and a weighted average market capitalization of $143.4 billion. These amounts are subject to change. The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Index by investing in a portfolio of securities that generally replicates the Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies. The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries. As of December 31, 2019, the Index was concentrated in the health care sector ( i.e. , 20% or more of the Index was invested in the health care sector) and each of consumer discretionary, industrials, information technology and financial services sectors represented a significant portion of the Index ( i.e. , 10% or more of the Index). A more detailed description of the Index is contained in Appendix A to the Prospectus.
PRINCIPAL RISKS
There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Index continues to be concentrated in the health care sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on this sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
Equity Securities. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility. Morningstar may be incorrect in its assessment of the competitive advantages of the companies selected for inclusion in the Index, and the securities issued by such companies may underperform Morningstar’s expectations and have an adverse effect on the Fund’s overall performance. There can also be no assurance that wide moat companies will have sustainable competitive advantages for any period of time. Competitive advantages for wide moat companies may erode in a relatively short period of time due to, among other reasons, changes in laws and regulations, intellectual property rights, economic and political conditions and technological developments.
Index Tracking and Data Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index, which are not factored into the return of the Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. Errors in the Index data, the Index computations and/or the construction of the Index

2

in accordance with its methodology or the transmission of such information to the Adviser may occur from time to time and may not be identified and corrected by the Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in the Index, or invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Index.
Investing in the Consumer Discretionary Sector. To the extent that the consumer discretionary sector continues to represent a significant portion of the Index (i.e., 10% or more of the Index), the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Investing in the Financial Services Sector. To the extent that the financial services sector continues to represent a significant portion of the Index (i.e., 10% or more of the Index), the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.
Investing in the Health Care Sector. To the extent that the Index continues to be concentrated in the health care sector (i.e., 25% or more of the Index), the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the health care sector. Companies in the health care sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many health care companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many health care companies are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the health care sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly. Companies in the health care sector may be thinly capitalized and may be susceptible to product obsolescence.
Investing in the Industrials Sector. To the extent that the industrial sector continues to represent a significant portion of the Index (i.e., 10% or more of the Index), the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. In addition, the industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Investing in the Information Technology Sector. To the extent that the information technology sector continues to represent a significant portion of the Index (i.e., 10% or more of the Index), the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

3

VANECK MORNINGSTAR WIDE MOAT FUND (CLASS I, Z) (continued)

Investing in the Underlying Fund. Through its investment in the underlying fund, the Fund is subject to the risks associated with the underlying fund’s investments, including the possibility that the value of the securities or other assets held by the underlying fund could decrease. These risks include any combination of the risks described in this Prospectus, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall allocation and the underlying fund’s asset allocation. Additionally, the Fund will bear additional expenses based on its pro rata share of the underlying fund’s operating expenses.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide.  An investment in the Fund may lose money.
Medium-Capitalization Companies. Medium-capitalization companies may be more volatile and more likely than large- capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.
Non-Diversification. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.
Operational. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.
Portfolio Turnover. The Fund may engage in active and frequent trading of portfolio securities and thus may experience a high portfolio turnover rate. This may result in significant taxable capital gains as a result of the frequent trading of the Fund’s portfolio securities and the Fund will incur transaction costs in connection with buying and selling the securities, which may lower the fund’s return.
Replication Management. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security if the portfolio managers believed the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
PERFORMANCE
The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, Morningstar® Wide Moat Focus IndexSM is a rules-based, equal-weighted index intended to offer exposure to companies that Morningstar, Inc. determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”).The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The annual returns in the bar chart are for the Fund’s Class Z shares.
Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the VanEck website at vaneck.com.

4

Class Z: Annual Total Returns (%) as of 12/31

Best Quarter:	+13.28%	1Q '19
Worst Quarter:	-10.28%	4Q '18

Average Annual Total Returns as of 12/31/19	1 Year	Life of Class
Class I Shares (11/6/17)
Before Taxes	34.80%	17.41%
After Taxes on Distributions[1]	30.86%	14.02%
After Taxes on Distributions and Sale of Fund Shares	22.03%	12.36%
Class Z Shares (11/6/17)
Before Taxes	35.02%	17.55%
Morningstar® Wide Moat Focus Index
(reflects no deduction for fees, taxes, or expenses)	35.65%	18.14%
S&P 500® Index
(reflects no deduction for fees, expenses, or taxes)	31.49%	13.05%

[1]
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. These returns are shown for one class of shares only; after-tax returns for the other classes may vary. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or Investment Retirement Account.

PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation
Portfolio Managers. Peter Liao has been Portfolio Manager of the Fund since inception and has been employed by the Adviser since 2004. Gregory F. Krenzer has been Deputy Portfolio Manager of the Fund since inception and has been employed by the Adviser since 1994. Mr. Krenzer has also been an investment team member on various funds managed by the Adviser since 1994.
PURCHASE AND SALE OF FUND SHARES
In general, shares of the Fund may be purchased or redeemed on any business day, primarily through financial representatives such as brokers or advisers, or directly by eligible investors through the Fund’s transfer agent. Purchase minimums for Class I shares are $1 million for an initial purchase and no minimum for a subsequent purchase; the initial minimum may be reduced or waived at the Adviser’s discretion. Class Z shares have no initial and subsequent purchase minimums, although financial intermediaries may have their own minimums.

5

VANECK MORNINGSTAR WIDE MOAT FUND (CLASS I, Z) (continued)

TAX INFORMATION
The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax advantaged retirement account, such as a 401(k) plan or an individual retirement account (IRA), in which case your distributions may be taxed as ordinary income when withdrawn from such account.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

6

II. INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION

This section states the Fund’s investment objective and describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective. This section also provides additional information about the principal risks associated with investing in the Fund.
1. INVESTMENT OBJECTIVE
The VanEck Morningstar Wide Moat Fund seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar Wide Moat Focus Index (the “Index”).
The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval. To the extent practicable, the Fund will provide shareholders with 60 days’ prior written notice before changing its investment objective.
2. ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent that its Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on that sector or sectors or industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
Consumer Discretionary Sector Risk. As of December 31, 2019, the consumer discretionary sector represented a significant portion of the Index (i.e., 10% or more of the Index). To the extent that the consumer discretionary sector continues to represent at least a significant portion of the Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may result in a decline in the value of equity securities of an issuer held by the Fund; the price of the equity securities of an issuer may be particularly sensitive to general movements in the securities markets; or a drop in the securities markets may depress the price of most or all of the equities securities held by the Fund. In addition, the equity securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility. A change in the financial condition, market perception or the credit rating of an issuer of securities included in the Fund’s index may cause the value of its securities to decline.
Morningstar may be incorrect in its assessment of the competitive advantages of the companies selected for inclusion in the Index, and the securities issued by such companies may underperform Morningstar’s expectations and have an adverse effect on the Fund’s overall performance. There can also be no assurance that wide moat companies will have sustainable competitive advantages for any period of time. Competitive advantages for wide moat companies may erode in a relatively short period of time due to, among other reasons, changes in laws and regulations, intellectual property rights, economic and political conditions and technological developments.
Financial Services Sector Risk. As of December 31, 2019, the financial services sector represented a significant portion of the Index ( i.e. , 10% or more of the Index). To the extent that the financial services sector continues to represent at least a significant portion of the Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial

7

INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.
Health Care Sector Risk. As of December 31, 2019, the Index was concentrated in the health care sector ( i.e. , 25% or more of the Index was invested in the health care sector). To the extent that the health care sector continues to represent at least a significant portion of the Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the health care sector. Companies in the health care sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many health care companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many health care companies are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the health care sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly. Companies in the health care sector may be thinly capitalized and may be susceptible to product obsolescence.
Industrials Sector Risk. As of December 31, 2019, the industrials sector represented a significant portion of the Index, (i.e., 10% or more of the Index). To the extent that the industrials sector continues to represent at least a significant portion of the Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. In addition, the industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Information Technology Sector Risk. As of December 31, 2019, the information technology sector represented a significant portion of the Index ( i.e. , 10% or more of the Index). To the extent that the information technology sector continues to represent at least a significant portion of the Index, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide.  Overall securities values could decline generally or could underperform other investments. An investment in the Fund may lose money.
Medium-Capitalization Companies Risk. Securities of medium-capitalization companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies. Returns on investments in securities of medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.
Non-Diversification Risk. A non-diversified fund may invest a larger portion of its assets in a single issuer than a “diversified” fund. A “diversified” fund is required by the 1940 Act, generally, with respect to 75% of the value of its total assets, to invest not more than 5% of such assets in the securities of a single issuer and not to hold more than 10% of the outstanding voting securities of a single issuer. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.
Operational Risk. An investment in the Fund involves “operational risk”—the risk arising from the Fund’s operations. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.

8

Portfolio Turnover Risk. The Fund may engage in active and frequent trading of portfolio securities and thus may experience a high portfolio turnover rate. A high portfolio turnover rate may result in significant taxable capital gains as a result of the frequent trading of the Fund’s portfolio securities and the Fund will incur transaction costs in connection with buying and selling the securities, which may lower the Fund’s return.
Replication Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Unless a specific security is removed from its Index, the Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from the Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The Fund’s Index may not contain the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in the securities of the Fund’s portfolio in seeking to replicate its Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that based on market and economic conditions, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Tracking and Data Error Risk. The Fund’s investment objective is to seek to replicate as closely as possible, before fees and expenses, the price and yield performance of the Index. The Fund’s return may not match the return of its Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Index, which are not factored into the return of its Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Index. There is no assurance that the Index provider (“Morningstar”) or any agents that may act on their behalf will compile the Index accurately or transmit or communicate such information to the Adviser accurately, or that the Index will be determined, composed or calculated accurately. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by Morningstar for a period of time or at all, particularly if the index is less commonly used as a benchmark by funds or managers. Therefore, gains, losses or costs associated with errors of Morningstar or its agents’ will generally be borne by the Fund and its shareholders. For example, during a period where the Fund’s Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively or positively impact the Fund and its shareholders. Any gains due to Morningstar’s or its agents’ errors will be kept by the Fund and its shareholders and any losses resulting from Morningstar’s or its agents’ errors will be borne by the Fund and its shareholders. In addition, the Fund may not be able to invest in certain securities included in its Index, or invest in them in the exact proportions in which they are represented in its Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in stock exchanges on which such securities trade, potential adverse tax consequences or other regulatory reasons. Moreover, the Fund may be delayed in purchasing or selling securities included in its Index. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the Index tracking risk. Changes to the composition of the Index in connection with a rebalancing or reconstitution of the Index may cause the Fund to experience increased volatility, during which time the Fund’s Index tracking risk may be heightened.
The need to comply with the tax diversification and other requirements of the Internal Revenue Code of 1986, as amended (the “Code”), may also impact the Fund’s ability to replicate the performance of its Index. In addition, if the Fund utilizes depositary receipts and other derivative instruments that are not included in its Index, its return may not correlate as well with the returns of its Index as would be the case if the Fund purchased all the securities in its Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of its Index. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of the Fund’s Index may occur from time to time. Any such errors may not be identified or corrected by Morningstar for some period of time, which may have an adverse effect on the Fund and its shareholders.
Underlying Fund Investments Risk. In seeking to achieve its investment objective, the Fund may invest in the VanEck Vectors Morningstar Wide Moat ETF (the “underlying fund”). Through its investment in the underlying fund, the Fund is subject to the risks associated with the underlying fund’s investments, including the possibility that the value of the securities or other assets held by the underlying fund could decrease. These risks include any combination of the risks set forth in this Prospectus, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall allocation and the underlying fund’s asset allocation. Shares of the underlying fund may trade at prices that reflect a premium above or a discount below the investment company’s net asset value. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss. Additionally, the Fund will bear additional expenses based on its pro rata share of the underlying fund’s operating expenses.

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INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

3. ADDITIONAL NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS
ADDITIONAL NON-PRINCIPAL INVESTMENT STRATEGIES
The Fund may invest in securities not included in its Index, including, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and certain derivatives. Depositary receipts not included in the Fund’s Index may be used by the Fund in seeking performance that corresponds to its Index and in managing cash flows, and may count towards compliance with the Fund’s 80% policy. The Fund may also invest, to the extent permitted by the 1940 Act, in other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other exchange-traded funds (“ETFs”). The Fund does not employ a temporary defensive strategy, and does not invest as part of a temporary defensive strategy to protect against potential stock market declines.
BORROWING MONEY
The Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. The Fund has entered into a credit facility to borrow money for temporary, emergency or other purposes, including the funding of shareholder redemption requests, trade settlements and as necessary to distribute to shareholders any income required to maintain the Fund’s status as a regulated investment company. To the extent that the Fund borrows money, it will be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than its Index. Leverage generally has the effect of increasing the amount of loss or gain the Fund might realize, and may increase volatility in the value of the Fund’s investments.
SECURITIES LENDING
The Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrowings must be collateralized in full with cash, U.S. government securities or high-quality letters of credit.
The Fund could experience delays and costs in recovering the securities loaned or in gaining access to the securities lending collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral and which is invested is subject to market appreciation and depreciation.
RISK OF INVESTING IN DERIVATIVES
Derivatives are financial instruments whose values are based on the value of one or more reference assets or indicators, such as a security, currency, interest rate, or index.
The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, currency, interest rate or index, which may be magnified by certain features of the derivatives. Moreover, although the value of a derivative is based on an underlying asset or indicator, a derivative typically does not carry the same rights as would be the case if the Fund invested directly in the underlying securities, currencies or other assets.
Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or, in the case of “over-the-counter” derivatives, as a result of a counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not achieve the desired correlation with the underlying asset or indicator. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. There may be imperfect correlation between changes in the market value of a derivatives and the value of its underlying reference asset, or in the case of hedging, in the value of the portfolio investment being hedged, and this may be exaggerated in times of market stress or volatility. Many derivatives require the Fund to post margin or collateral or otherwise maintain liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. In order to satisfy margin or other requirements, the Fund may need to sell securities from its portfolio or exit positions at a time when it may be disadvantageous to do so. All of this could, in turn, affect the Fund's ability to fully execute its investment strategies and/or achieve its investment objective.
Derivative transactions can create investment leverage, may be highly volatile, and the Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of the Fund.
Many derivative transactions are entered into “over-the-counter” without a central clearinghouse; as a result, the value of such a derivative transaction will depend on, among other factors, the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor ( e.g. , the Fund

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may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Fund’s derivative positions at any time. Derivatives may be subject to changing government regulation that could impact the Fund's ability to use certain derivatives and their cost.
In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies that would, if adopted, for the most part rescind the guidance of the SEC and its staff regarding asset segregation and cover transactions. Instead of complying with current guidance, the fund would need to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, certain other derivatives risk management program and testing requirements and requirements related to board reporting. These new requirements would apply unless the fund is qualified as a “limited derivatives user,” as defined in the SEC’s proposal. The fund trading reverse repurchase agreements or similar financing transactions would need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio. Reverse repurchase agreements or similar financing transactions would not be included in the calculation of whether the fund is a limited derivatives user, but for the fund subject to the VaR testing, reverse repurchase agreements and similar financing transactions would be included for purposes of such testing. Any new requirements, if adopted, may increase the cost of the fund’s investments and cost of doing business, which could adversely affect investors.
ADDITIONAL REGULATORY CONSIDERATIONS
 With respect to the Fund, the Adviser has claimed an exclusion from the definition of "commodity pool operator" ("CPO") under the U.S. Commodity Exchange Act of 1936, as amended ("CEA") and the rules of the U.S. Commodity Futures Trading Commission ("CFTC") and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the Adviser is relying upon a related exclusion from the definition of "commodity trading advisor" ("CTA") under the CEA and the rules of the CFTC. The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser's reliance on these exclusions, or the Fund, its investment strategies or this prospectus.
LEVERAGE RISK
To the extent that the Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. To manage the risk associated with leveraging, the Fund may segregate liquid assets, or otherwise “cover” its derivatives position in a manner consistent with the 1940 Act and the rules and interpretations of the U.S. Securities and Exchange Commission ("SEC") thereunder. The Fund may modify its asset segregation policies at any time to comply with any changes in the SEC’s positions regarding asset segregation.

4. OTHER INFORMATION AND POLICIES
BENEFICIARIES OF CONTRACTUAL ARRANGEMENTS
VanEck Funds (the “Trust”) enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, administrator and distributor, who provide services to the Fund. Shareholders of the Fund are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce such contractual arrangements against the service providers or to seek any remedy under such contractual arrangements against the service providers, either directly or on behalf of the Trust.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. None of this prospectus, the Statement of Additional Information (“SAI”) or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person. Nothing contained in the preceding sentence constitutes a waiver of any rights under the federal or state securities laws.
CHANGING THE FUND’S 80% POLICY
The Fund’s policy of investing “at least 80% of its net assets” in securities that comprise the Index (which includes net assets plus any borrowings for investment purposes) may be changed by the Board without a shareholder vote, as long as shareholders are given 60 days’ notice of the change.
PORTFOLIO HOLDINGS INFORMATION
Generally, it is the Fund’s and the Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that information to other

11

INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

investors. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.
Portfolio holdings information for the Fund is available to all investors on the VanEck website at vaneck.com. Generally, this information is posted to the website on a daily basis. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.
CYBER SECURITY
The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; and operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; the inability to calculate the Fund’s net asset value; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investments in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.
PORTFOLIO HOLDINGS INFORMATION
Generally, it is the Fund’s and the Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.
Portfolio holdings information for the Fund is available to all investors on the VanEck website at vaneck.com. Information regarding the Fund’s top holdings and country and sector weightings, updated as of each month-end, is also located on this website. Generally, this information is posted to the website within 10 business days of the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.
PORTFOLIO INVESTMENTS
The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. A subsequent increase or decrease in percentage resulting from a change in the value of portfolio securities or the total or net assets of the Fund will not be considered a violation of the restriction.

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III. OTHER ADDITIONAL INFORMATION

1. PRIOR PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS
The Adviser also advises VanEck Vectors Morningstar Wide Moat ETF and the VanEck Vectors Morningstar US Wide Moat UCITS ETF, both of which have substantially similar investment objectives, policies, and investment strategies as the Fund (the “Accounts”). Any differences between the Accounts and the Fund’s investment objectives, policies and investment strategies are immaterial and would not have a material effect on the disclosed performance, and do not alter the conclusion that the Fund and the Accounts are substantially similar. The table sets forth historical performance information for a composite of the Accounts (the “Composite”).
The Composite data is provided to illustrate the past performance of the Accounts and does not represent the performance of the Fund. The Accounts that comprise the Composite are separate and distinct from the Fund; the Composite’s performance is not intended as a substitute for the Fund’s performance and should not be considered a prediction of the future performance of the Fund. The Composite’s returns are calculated on a total return basis, include all dividends and interest, accrued income and realized and unrealized gains and losses, and assume the reinvestment of earnings. All returns reflect the deduction of brokerage commissions and execution costs paid by the Accounts, without provision for federal or state income taxes. “Net of Fees” figures also reflect the deduction of investment advisory fees. Custodial fees, if any, were not included in the calculation.
Investors should be aware that the Composite performance information shown below was calculated using the method outlined in the Global Investment Performance Standards (GIPS) which differs from the method mandated by the SEC for calculating the performance of registered investment companies. The Accounts that are included in the Composite may be subject to different expenses than the Fund and the UCITS is not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composite may have been less favorable had such Account been subject to the same expenses as the Fund or had it been regulated as an investment company under the federal securities laws. The table below shows the annual total returns for the Composite and those of the S&P 500 Index, a broad measure of market performance. The returns set forth below may not be representative of the results that may be achieved by the Fund. Past performance is not indicative of future results.
Prior Performance of the Composite

Average Annual Returns (as of 12/31/2019)	1 Year	5 Years	Since Inception (4/24/12)[1]
Composite (Net of fees)	34.8%	13.5%	15.2%
Composite (Gross of fees)	35.4%	14.0%	15.7%
S&P 500 Index[2] (reflects no deduction for fees, expenses or taxes)	31.5%	11.7%	14.2%

1.
The inception date of the VanEck Vectors Morningstar Wide Moat ETF is April 24, 2012. The inception date of the VanEck Vectors Morningstar US Wide Moat UCITS ETF is October 16, 2015. Therefore, the performance of the Composite prior to October 16, 2015 reflects only the performance of the VanEck Vectors Morningstar Wide Moat ETF.

2.	See “Appendix B: Licensing Agreement and Disclaimers” for important information.

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IV. SHAREHOLDER INFORMATION

1. HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES
The Fund offers Class I and Class Z shares. Information related to how to buy, sell, exchange and transfer shares is discussed below. See the “Minimum Purchase” section for information related to initial and subsequent minimum investment amounts. The minimum investment amounts vary by share class.
Through a Financial Intermediary
Primarily, accounts are opened through a financial intermediary (broker, bank, adviser or agent). Please contact your financial intermediary for details.
Through the Transfer Agent, DST Systems, Inc., an SS&C Company (DST)
You may buy (purchase), sell (redeem), exchange, or transfer ownership of Class I shares directly through DST by mail or telephone, as stated below. For Class Z shares, shareholders must open accounts and transact business through a financial intermediary.
The Fund’s mailing address at DST is:
VanEck Funds
P.O. Box 218407
Kansas City, MO 64121-8407
For overnight delivery:
VanEck Funds
210 W. 10th St., 8th Fl.
Kansas City, MO 64105-1802
Non-resident aliens cannot make a direct investment to establish a new account in the Fund, but may invest through their broker or agent.
To telephone the Fund at DST, call VanEck Account Assistance at 800-544-4653.
Purchase by Mail
To make an initial purchase, complete the VanEck Account Application and mail it with your check made payable to VanEck Funds. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, starter checks, money orders, travelers checks, cashier checks, checks drawn on a foreign bank, or checks not in U.S. dollars. There are separate applications for VanEck retirement accounts (see “Retirement Plans” for details). For further details, see the application or call Account Assistance.
Telephone Redemption-Proceeds by Check 800-345-8506
If your account has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). You automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent settlement instructions, or by written notice to DST. All accounts are eligible for the privilege except those registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including VanEck sponsored retirement plans.
Expedited Redemption—Proceeds by Wire 800-345-8506
If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. The Fund reserves the right to waive the minimum amount. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.
Written Redemption
Your written redemption (sale) request must include:

■	Fund and account number.

■	Number of shares or dollar amount to be redeemed, or a request to sell “all shares.”

■
Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

■	Special instructions, including bank wire information or special payee or address.
A signature guarantee for each account holder will be required if:

■	The redemption is for $50,000 or more.

■	The redemption amount is wired.

■	The redemption amount is paid to someone other than the registered owner.

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■	The redemption amount is sent to an address other than the address of record.

■	The address of record has been changed within the past 30 days.
Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.
Telephone Exchange 800-345-8506
If your account has the optional Telephone Exchange Privilege, you can exchange between VanEck Funds of the same Class without any sales charge. All accounts are eligible except for omnibus accounts or those registered in street name and certain custodial retirement accounts held by a financial institution other than VanEck. For further details regarding exchanges, please see the application, “Limits and Restrictions” and “Unauthorized Telephone Requests” below, or call Account Assistance.
Written Exchange
Written requests for exchange must include:

■	The fund and account number to be exchanged out of.

■	The fund to be exchanged into.

■	Directions to exchange “all shares” or a specific number of shares or dollar amount.

■
Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

For further details regarding exchanges, please see the applicable information in “Telephone Exchange.”
Certificates
Certificates are not issued for new or existing shares.
Transfer of Ownership
Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.
Redemption Liquidity
The Fund expects to make redemption payments to the shareholder, or shareholder’s financial intermediary, within 1 to 2 business days following the Fund’s receipt of the redemption transaction from the shareholder, or shareholder’s financial intermediary. The financial intermediary acts on behalf of the shareholder and is responsible for transmitting redemption proceeds to the shareholder. Payment of redemption proceeds by the Fund may take longer than the time the Fund typically expects and may take up to 7 days as permitted by the 1940 Act.
Typically, redemption payments of Fund shares will be made in U.S. dollars. The Fund generally expects to satisfy redemption requests from available cash holdings and sale of portfolio securities. On a less regular basis, the Fund also may draw on a bank line of credit to meet redemption requests. In stressed market conditions or for a particularly large redemption, the Fund also reserves the right to meet redemption requests through a “redemption in kind” as described below.
Redemption in Kind
The Fund reserves the right to satisfy redemption requests by making payment in securities (known as a redemption in kind). Redemptions in kind are not routinely used by the Fund. The Fund may, however, use redemptions in kind during particularly stressed market conditions or to manage the impact of a large redemption on the Fund. In such case, the Fund may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received and will bear any market risks associated with such securities until they are converted into cash. A redemption in kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to the redeeming shareholder subject to certain loss limitation rules.
Redemptions Initiated by the Fund
The Fund reserves the right to redeem your shares in the Fund if the Fund’s Board determines that the failure to so redeem may have materially adverse consequences to the shareholders of the Fund. For additional information, please see “Additional Purchase and Redemption Information—Redemptions Initiated by the Fund” in the SAI.
LIMITS AND RESTRICTIONS
Frequent Trading Policy
The Board has adopted policies and procedures reasonably designed to deter frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolio and may increase the Fund’s expenses and negatively impact the Fund’s performance. As such, the Fund may reject a purchase or exchange transaction or restrict an account from investing in the Fund for any reason if the Adviser, in its sole discretion, believes

15

SHAREHOLDER INFORMATION (continued)

that a shareholder is engaging in market timing activities that may be harmful to the Fund. The Fund discourages and does not accommodate frequent trading of shares by its shareholders.
The Fund may invest in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because frequent traders may attempt to take advantage of time zone differences between the foreign markets in which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). The Fund’s investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to potential price arbitrage. However, there is no guarantee that the Fund’s net asset value will immediately reflect changes in market conditions.
The Fund uses a variety of techniques to monitor and detect abusive trading practices, such as monitoring purchases, redemptions and exchanges that meet certain criteria established by the Fund, and making inquiries with respect to such trades. If a transaction is rejected or an account restricted due to suspected market timing, the investor or his or her financial adviser will be notified.
With respect to trades that occur through omnibus accounts at intermediaries, such as broker-dealers and third party administrators, the Fund requires all such intermediaries to agree to cooperate in identifying and restricting market timers in accordance with the Fund’s policies and will periodically request customer trading activity in the omnibus accounts based on certain criteria established by the Fund. There is no assurance that the Fund will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.
Although the Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. As some investors may use various strategies to disguise their trading practices, the Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the ability and/or willingness of such intermediaries to monitor for these activities.
For further details, contact Account Assistance.
Unauthorized Telephone Requests
Like most financial organizations, VanEck, the Fund and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller’s identity and authority to act on the account are not followed.
If you do not want to authorize the Telephone Exchange or Redemption privilege on your eligible account, you must refuse it on the Account Application, broker/agent settlement instructions, or by written notice to DST. VanEck, the Fund, and DST reserve the right to reject a telephone redemption, exchange, or other request without prior notice either during or after the call. For further details, contact Account Assistance.
AUTOMATIC SERVICES
Automatic Investment Plan
You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an Application, contact Account Assistance.
Automatic Exchange Plan
You may authorize DST to periodically exchange a specified dollar amount for your account from one Fund to another Fund. For further details and to request an Application, contact Account Assistance.
Automatic Withdrawal Plan
You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more at the current offering price to establish the Plan. For further details and to request an Application, contact Account Assistance.
MINIMUM PURCHASE
Each class can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services.
For Class I shares, an initial purchase by an eligible investor of $1 million is required. The minimum initial investment requirement may be waived or aggregated among investors, in the Adviser’s discretion, for investors in certain fee-based, wrap or other no-load investment programs, and for an eligible Employer-Sponsored Retirement Plan with plan assets of $3 million or more, sponsored by financial intermediaries that have entered into a Class I agreement with VanEck, as well as for other categories of investors. An “Employer-Sponsored Retirement Plan” includes (a) an employer sponsored pension or profit sharing plan that qualifies (a “Qualified Plan”) under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA-covered 403(b) plan; and (c)

16

certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer-sponsored IRAs. In addition, members of the Boards of Trustees of VanEck Funds and VanEck VIP Trust and each officer, director and employee of VanEck may purchase Class I shares without being subject to the $1 million minimum initial investment requirement. There are no minimum investment requirements for subsequent purchases to existing accounts. To be eligible to purchase Class I shares, you must also qualify as specified in “How to Choose a Class of Shares.”
Class Z shares have no initial and subsequent purchase minimums, although financial intermediaries may impose their own minimums. To be eligible to purchase Class Z shares, you must also qualify as specified in “How to Choose a Class of Shares” below.
ACCOUNT VALUE AND REDEMPTION
If the value of your account falls below $500,000 for Class I shares and $1,000 for Class Z shares after the initial purchase, the Fund reserves the right to redeem your shares after 30 days notice to you. This does not apply to Class I accounts exempt from purchase minimums as described above.
HOW THE FUND SHARES ARE PRICED
The Fund buys or sells its shares at its NAV per share next determined after receipt of a purchase or redemption plus any applicable sales charge. The Fund calculates its NAV per share class every day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.
You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE. The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.
The Fund’s investments are generally valued based on market quotations which may be based on quotes obtained from a quotation reporting system, established market makers, broker dealers or by an independent pricing service. Short-term debt investments having a maturity of 60 days or less are valued at amortized cost, which approximates the fair value of the security. Assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. When market quotations are not readily available for a portfolio security or other asset, or, in the opinion of the Adviser, are deemed unreliable, the Fund will use the security’s or asset’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Policies and Procedures, which have been approved by the Board. As a general principle, the current fair value of a security or other asset is the amount which the Fund might reasonably expect to receive for the security or asset upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser and reported to the Board, is responsible for recommending fair value procedures to the Board and for administering the process used to arrive at fair value prices.
Factors that may cause the Fund’s Pricing Committee to fair value a security include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market, trading in the security has been suspended, or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or the price for the security is “stale” because its price has not changed for five consecutive business days, (4) the Adviser determines that a market quotation is not reliable, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.
In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.
Foreign equity securities in which the Fund may invest may be traded in markets that close before the time that the Fund calculates its NAV. Foreign equity securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee may apply a fair valuation formula to those foreign equity securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.
Certain of the Fund’s portfolio securities are valued by an independent pricing service approved by the Board. The independent pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such independent pricing service.

17

SHAREHOLDER INFORMATION (continued)

There can be no assurance that the Fund could purchase or sell a portfolio security or other asset at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be material differences between a fair value price at which a portfolio security or other asset is being carried and the price at which it is purchased or sold.
Furthermore, changes in the fair valuation of portfolio securities or other assets may be less frequent, and of greater magnitude, than changes in the price of portfolio securities or other assets valued by an independent pricing service, or based on market quotations.
2. HOW TO CHOOSE A CLASS OF SHARES
The Fund offers two classes of shares designed to provide you with different purchase options according to your investment needs. Different share classes may have different fees and expenses. Class I shares have no sales charge, no contingent deferred redemption charge (“CDRC”) and no 12b-1 fee and are offered to eligible investors primarily through financial intermediaries that have entered into a Class I Agreement with VanEck. The Fund reserves the right to accept direct investments by eligible investors. Class Z shares have no sales charge, no CDRC and no 12b-1 fee, with no fees paid to financial intermediaries. Class Z shares are only offered through financial intermediaries that have entered into a Class Z Agreement with VanEck and that make Class Z shares available to their and/or their clients’ programs or plans (e.g., retirement plans). For Class Z shares, investors in programs or plans offered by financial intermediaries may be charged fees or commissions by those financial intermediaries. For additional information, please contact your financial intermediary.
Financial intermediaries making Fund shares available to their clients determine which share class(es) to make available. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial intermediary.

■
CLASS I Shares are offered with no sales charge, no CDRC, and no 12b-1 fee. To be eligible to purchase Class I (Institutional) shares, you must be an eligible investor that is making or has made a minimum initial investment of at least $1 million (which may be reduced or waived under certain circumstances) in Class I shares of the Fund. Eligible investors in Class I shares include corporations, foundations, family offices and other institutional organizations; high net worth individuals; persons purchasing through certain financial intermediaries or a bank, trust company or similar institution investing for its own account or for the account of a client when such institution has entered into a Class I Agreement with VanEck and makes Class I shares available to the client’s program or plan.

■
CLASS Z Shares are only offered through financial intermediaries that have entered into a Class Z Agreement with VanEck and that make Class Z shares available to their and/ or their clients’ programs or plans. Such financial intermediaries may trade and hold Class Z shares on behalf of other financial intermediaries (including third-party retirement plan recordkeepers). Financial intermediaries determine which of their and/or their clients’ programs or plans may use Class Z shares, and may establish certain minimum investment amounts and/or other criteria. Investors in plans or programs offered by financial intermediaries may be charged fees or commissions by those financial intermediaries. For additional information, please contact your financial intermediary.

Financial intermediaries may offer their clients more than one class of shares of the Fund. Shareholders who own shares of one class of the Fund and who are eligible to invest in another class of the same Fund may be eligible to convert their shares from one class to the other. Shareholders no longer participating in a fee-based program may be subject to conversion of their current class of shares by their financial intermediary to another class of shares of the Fund having expenses that may be higher than the expenses of their current class of shares. The timing and implementation of such conversions are at the discretion of the shareholder’s financial intermediary. For additional information, please contact your financial intermediary or see “Class Conversions” in the SAI. Investors should consider carefully a Fund’s share class expenses and applicable sales charges and fees plus any separate transaction and other fees charged by such intermediaries in connection with investing in each available share class before selecting a share class. It is the responsibility of the financial intermediary and the investor to choose the proper share class and notify DST or VanEck of that share class at the time of each purchase. More information regarding share class eligibility is available in the “How to Buy, Sell, Exchange, or Transfer Shares” section of the prospectus and in “Purchase of Shares” in the SAI.
3. SALES CHARGES FOR CLASS I AND CLASS Z SHARES
No initial sales charge or CDRC for Class I or Class Z shares is imposed by the Fund. For Class Z shares, investors in programs or plans offered by financial intermediaries may be charged fees or commissions by those financial intermediaries. For additional information, please contact your financial intermediary.
4. HOUSEHOLDING OF REPORTS AND PROSPECTUSES
If more than one member of your household is a shareholder of any of the funds in the VanEck Funds, regulations allow us, subject to certain requirements, to deliver single copies of your shareholder reports, prospectuses and prospectus supplements to a

18

shared address for multiple shareholders. For example, a husband and wife with separate accounts in the same fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the system, known as “householding,” only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. You may benefit from this system in two ways, a reduction in mail you receive and a reduction in fund expenses due to lower fund printing and mailing costs. However, if you prefer to continue to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, please call Account Assistance at 800-544-4653.
5. RETIREMENT PLANS
Fund shares may be invested in tax-advantaged retirement plans sponsored by VanEck or other financial organizations. Retirement plans sponsored by VanEck use UMB Bank n.a. as custodian and must receive investments directly by check or wire using the appropriate VanEck retirement plan application. Confirmed trades through a broker or agent cannot be accepted. To obtain applications and helpful information on VanEck retirement plans, contact your broker or agent or Account Assistance.
Retirement Plans Sponsored by VanEck:
Traditional IRA
Roth IRA
SEP IRA
6. FEDERAL INCOME TAXES
TAXATION OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS YOU RECEIVE
The Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you.
For tax-reportable accounts, dividends and capital gains distributions are normally taxable even if they are reinvested. Fund distributions of short-term capital gains are taxed as ordinary income. Fund distributions of long-term capital gains are taxed at long-term capital gain rates no matter how long you have owned your fund shares. Certain income dividends are treated as qualified dividend income, taxable at long-term capital gain rates provided certain holding period requirements are met. Tax laws and regulations are subject to change.
At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”
TAXATION OF SHARES YOU SELL
For tax-reportable accounts, when you redeem your shares you may incur a capital gain or loss on the proceeds. The amount of gain or loss, if any, is the difference between the amount you paid for your shares (including reinvested dividends and capital gains distributions) and the amount you receive from your redemption. Be sure to keep your regular statements; they contain the information necessary to calculate the capital gain or loss. An exchange of shares from one Fund to another will be treated as a sale and purchase of Fund shares. It is therefore a taxable event.
COST BASIS REPORTING
As required by law, for shares purchased on and after January 1, 2012 in accounts eligible for IRS Tax Form 1099-B tax reporting by VanEck Funds for which tax basis information is available (“covered shares”), the VanEck Funds will provide cost basis information to you and the IRS for shares using the IRS Tax Form 1099-B. Generally, cost basis is the dollar amount paid to purchase shares, including purchases of shares made by reinvestment of dividends and capital gains distributions, adjusted for various items, such as sales charges and transaction fees, wash sales, and returns of capital.
The cost basis of your shares will be calculated using the Fund’s default cost basis method of Average Cost, and the Fund will deplete your oldest shares first, unless you instruct the Fund to use a different cost basis method. You may elect the cost basis method that best fits your specific tax situation using VanEck’s Cost Basis Election Form. It is important that any such election be received in writing from you by the VanEck Funds before you redeem any covered shares since the cost basis in effect at the time of redemption, as required by law, will be reported to you and the IRS. Particularly, any election or revocation of the Average Cost method must be received in writing by the VanEck Funds before you redeem covered shares. The VanEck Funds will process any of your future redemptions by depleting your oldest shares first (FIFO). If you elect a cost basis method other than Average Cost, the method you chose will not be utilized until shares held prior to January 1, 2012 are liquidated. Cost basis reporting for non-covered shares will be calculated and reported separately from covered shares. You should carefully review the cost basis information provided by the Fund and make any additional cost basis, holding period, or other adjustments that are required when reporting these amounts on your federal, state, and local income tax returns. For tax advice specific to your situation, please

19

SHAREHOLDER INFORMATION (continued)

contact your tax advisor and visit the IRS website at IRS.gov. The VanEck Funds cannot and do not provide any advice, including tax advice.
To obtain VanEck’s Cost Basis Election Form and to learn more about the cost basis elections offered by the VanEck Funds, please go to our website at vaneck.com or call VanEck Account Services at 800-544-4653.
BACKUP WITHHOLDING
By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
STATE AND LOCAL TAXES
Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.
NON-RESIDENT ALIENS
Dividends and short-term capital gains, if any, paid to non-resident aliens generally are subject to the maximum withholding tax (or lower tax treaty rates for certain countries). The IRS considers these dividends U.S. source income. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short- term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.
As part of the Foreign Account Tax Compliance Act, (“FATCA”), the Fund is required to withhold a 30% federal tax on income dividends paid by the Fund to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied on currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). To avoid possible withholding, FFIs, other than FFIs subject to special treatment under certain intergovernmental agreements, will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.
The Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Fund to comply with the FATCA rules. If the Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.
Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

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7. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
The Fund makes distributions of all of its net investment income to shareholders as dividends annually. The Fund makes distributions of any net capital gains, at least annually, in December. See your tax adviser for details. Occasionally, a dividend and/or capital gain distribution may be made outside of the normal schedule.

Dividends and Capital Gains Distribution Schedule
Fund	Dividends	Distribution of Short-Term and Long-Term Capital Gains
VanEck Morningstar Wide Moat Fund	December	December

Dividends and Capital Gains Distributions Reinvestment Plan
Dividends and/or distributions are automatically reinvested into your account without a sales charge, unless you elect a cash payment. You may elect cash payment either on your original Account Application, or by calling Account Assistance at 800-544-4653.

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SHAREHOLDER INFORMATION (continued)

8. MANAGEMENT OF THE FUND AND SERVICE PROVIDERS

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INFORMATION ABOUT FUND MANAGEMENT
INVESTMENT ADVISER
Van Eck Associates Corporation (the “Adviser”), 666 Third Avenue, New York, New York 10017, is the Adviser to the Fund. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts.
Jan F. van Eck and members of his family own 100% of the voting stock of the Adviser. As of December 31, 2019, the Adviser’s assets under management were approximately $54.7 billion.
Fees paid to the Adviser: Pursuant to the advisory agreement between the Adviser and the Trust (the “Advisory Agreement”), the Fund pays the Adviser a monthly fee at the annual rate equal to 0.45% of average daily net assets of the Fund. This includes the fee paid to the Adviser for accounting and administrative services.
The Adviser has agreed to waive fees and/or pay expenses for the Fund to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 0.59% for Class I and 0.49% for Class Z of the Fund’s average daily net assets per year until May 1, 2021. During such time, the expense limitation is expected to continue until the Board acts to discontinue all or a portion of such expense limitation. To minimize the duplication of fees, the Adviser has agreed to waive the management fee it charges to the Fund by any amount it collects as a management fee from an underlying investment company in which the Fund invests that is managed by the Adviser, as a result of the investment of the Fund’s assets in such investment company.
The Adviser may hire and terminate sub-advisers in accordance with the terms of an exemptive order obtained by the Fund and the Adviser from the SEC under which the Adviser is permitted, subject to supervision and approval of the Board, to enter into and materially amend sub-advisory agreements without seeking shareholder approval. The Adviser will furnish shareholders of the Fund with information regarding a new sub-adviser within 90 days of the hiring of the new sub- adviser. Currently, the Adviser has not hired a sub-adviser to assist with the portfolio management of the Fund.
For the Fund’s most recent fiscal year end, the advisory fee paid to the Adviser was as follows:

VanEck Funds	As a % of average daily net assets
Morningstar Wide Moat Fund	0.45%

A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s semi- annual report to shareholders for the period ended June 30, 2019.
PORTFOLIO MANAGERS
Portfolio Managers.
Peter Liao, Portfolio Manager of the Fund, is primarily responsible for the day-to-day portfolio management of the Fund.
Peter Liao. Mr. Liao is Portfolio Manager of the Fund. Mr. Liao has been employed by the Adviser since the summer of 2004. Mr. Liao also serves as a portfolio manager for certain other investment companies advised by the Adviser.
Gregory F. Krenzer, CFA. Mr. Krenzer is Deputy Portfolio Manager of the Fund. He has been employed by the Adviser since 1994 and has over 20 years of experience in the international and financial markets.
The SAI provides additional information about the above Portfolio Managers, their compensation, other accounts they manage, and their securities ownership in the Fund.
THE TRUST
For more information on the VanEck Funds (the “Trust”), the Trustees and the Officers of the Trust, see “General Information,” “Description of the Trust” and “Trustees and Officers” in the SAI.
THE DISTRIBUTOR
Van Eck Securities Corporation, 666 Third Avenue, New York, NY 10017 (the “Distributor”), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust for distributing shares of the Fund.
The Distributor generally sells and markets shares of the Fund through intermediaries, such as broker-dealers. The intermediaries may be compensated by the Fund for providing various services.

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SHAREHOLDER INFORMATION (continued)

In addition, the Distributor or the Adviser may pay certain intermediaries, out of its own resources and not as an expense of the Fund, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Fund and other mutual funds distributed by the Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor or the Adviser may receive when each of them makes these payments include, among other things, placing the Fund on the intermediary’s sales system and/or preferred or recommended fund list, offering the Fund through the intermediary’s advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Fund.
The fees paid by the Distributor or the Adviser to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the NAV of shares held by the customers of the intermediary, or otherwise. These fees may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the Fund attributable to a particular intermediary on an annual basis.
The Distributor or the Adviser may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.
Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell the Fund’s shares may also act as a broker or dealer in connection with execution of transactions for the Fund’s portfolio. The Fund and the Adviser have adopted procedures to ensure that the sales of the Fund’s shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.
Not all intermediaries are paid the same to sell mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of the Fund, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.

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V. FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance since the commencement of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the Fund’s annual report, which is available upon request.

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VANECK MORNINGSTAR WIDE MOAT FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class I
	Year Ended December 31,
	2019	2018	2017(a)
Net asset value, beginning of period	$23.94	$26.63	$25.15
Income from investment operations:
Net investment income (b)	0.49	0.49	0.07
Net realized and unrealized gain (loss) on investments	7.86	(0.91)	1.48
Total from investment operations	8.35	(0.42)	1.55
Less dividends and distributions from:
Net investment income	(0.46)	(0.48)	(0.07)
Net realized capital gains	(2.70)	(1.79)	—
Total dividends and distributions	(3.16)	(2.27)	(0.07)
Net asset value, end of period	$29.13	$23.94	$26.63
Total return (c)	34.80%	(1.30)%	6.15	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,412	$1,048	$1,062
Ratio of gross expenses to average net assets	5.21%	3.42%	16.25	%(e)
Ratio of net expenses to average net assets	0.59%	0.59%	0.59	%(e)
Ratio of net expenses to average net assets, excluding
interest expense	0.59%	0.59%	0.59	%(e)
Ratio of net investment income to average net assets	1.72%	1.79%	1.89	%(e)
Portfolio turnover rate	108%	76%	10	%(d)

	Class Z
	Year Ended December 31,
	2019	2018	2017(a)
Net asset value, beginning of period	$23.95	$26.63	$25.15
Income from investment operations:
Net investment income (b)	0.52	0.50	0.08
Net realized and unrealized gain (loss) on investments	7.89	(0.90)	1.47
Total from investment operations	8.41	(0.40)	1.55
Less dividends and distributions from:
Net investment income	(0.90)	(0.49)	(0.07)
Net realized capital gains	(2.70)	(1.79)	—
Total dividends and distributions	(3.60)	(2.28)	(0.07)
Net asset value, end of period	$28.76	$23.95	$26.63
Total return (c)	35.02%	(1.22)%	6.17	%(d)
Ratios/Supplemental Data
Net assets, end of year (000’s)	$7,544	$4,686	$4,247
Ratio of gross expenses to average net assets	3.02%	2.16%	13.17	%(e)
Ratio of net expenses to average net assets	0.49%	0.49%	0.49	%(e)
Ratio of net expenses to average net assets, excluding
interest expense	0.49%	0.49%	0.49	%(e)
Ratio of net investment income to average net assets	1.83%	1.90%	1.99	%(e)
Portfolio turnover rate	108%	76%	10	%(d)

(a)	For the period November 06, 2017 (commencement of operations) through December 31, 2017.

(b)	Calculated based upon average shares outstanding.

(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	Annualized.

26

APPENDIX A

APPENDIX A: DESCRIPTION OF THE MORNINGSTAR® WIDE MOAT FOCUS INDEXSM
The Index is a rules-based index intended to offer exposure to companies that the Index provider determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”). Wide moat companies are selected from the universe of companies represented in the Morningstar® US Market IndexSM, a broad market index representing 97% of U.S. market capitalization. The Index targets a select group of wide moat companies: those that according to Morningstar’s equity research team are attractively priced as of each Index review. Out of the companies in the Morningstar US Market Index that the Index provider determines are wide moat companies, the Index provider selects companies to be included in the Index as determined by the ratio of the Index provider’s estimate of fair value of the issuer’s common stock to the price. The Index provider’s equity research team’s fair value estimates are calculated using a standardized, proprietary valuation model.
A selection committee, comprising members of Morningstar’s equity research team, makes the final determination of whether a company is a wide moat company. Only those companies with one or more of the identifiable competitive advantages, as determined by the Index provider’s equity research team and agreed to by the selection committee, are wide moat companies. The quantitative factors used to identify competitive advantages include historical and projected returns on invested capital relative to cost of capital. The qualitative factors used to identify competitive advantages include customer switching cost (i.e., the costs of customers switching to competitors), internal cost advantages, intangible assets (e.g., intellectual property and brands), network effects (i.e., whether products or services become more valuable as the number of customers grows) and efficient scale (i.e., whether the company effectively serves a limited market that potential rivals have little incentive to enter into).
The Index provider’s equity research team uses a standardized, proprietary valuation model to assign fair values to potential Index constituents’ common stock. The Index Provider’s equity research team estimates the issuer’s future free cash flows and then calculates an enterprise value using weighted average costs of capital as the discount rate. The Index provider’s equity research team then assigns each issuer’s common stock a fair value by adjusting the enterprise value to account for net debt and other adjustments.
A buffer rule is applied to the current Index constituents. Those that are ranked in the top 150% of stocks representing the lowest current market price/fair value price eligible for inclusion in the Index will remain in the Index at the time of reconstitution and those that fall outside of the top 150% are excluded from the Index. The maximum weight of an individual sector in the Index is capped at 10% more than its corresponding weight in the Morningstar US Market Index at the time of reconstitution, or 40%, whichever is higher.
As of December 31, 2019, the Index included 48 securities of companies with a market capitalization range of between approximately $1.6 billion and $1,203 billion and a weighted average market capitalization of $143.4 billion. These amounts are subject to change. The Index employs a staggered rebalance methodology. The Index is divided into two equally-weighted sub-portfolios, and each is reconstituted and rebalanced semi-annually on alternating quarters. Each sub-portfolio will contain 40 equally-weighted securities at its semi-annual reconstitution and weights will vary with market prices until the next reconstitution date. Due to the staggered rebalance methodology, constituents and weightings may vary between sub-portfolios. Each sub-portfolio is reweighted to 50% of the total Index every six months. Adjustments to one sub-portfolio are performed after the close of business on the third Friday of March and September and adjustments to the other sub-portfolio are performed after the close of business on the third Friday of June and December, and all adjustments are effective on the following Monday. If the Monday is a market holiday, reconstitution and rebalancing occurs on the Tuesday immediately following. Rebalancing data, including constituent weights and related information, is posted on the Index provider’s website at the end of each quarter-end month. The Index provider may delay or change a scheduled rebalancing or reconstitution of the Index or the implementation of certain rules at its sole discretion.Target weights of the constituents are not otherwise adjusted between quarters except in the event of certain types of corporate actions.

27

APPENDIX B

APPENDIX B: LICENSING AGREEMENT AND DISCLAIMERS
The Adviser has entered into a licensing agreement with Morningstar to use the Index. The Fund is entitled to use the Index pursuant to a sub-licensing arrangement with the Adviser.
VanEck Morningstar Wide Moat Fund is not sponsored, endorsed, sold or promoted by Morningstar. Morningstar makes no representation or warranty, express or implied, to the shareholders of VanEck Morningstar Wide Moat Fund or any member of the public regarding the advisability of investing in securities generally or in VanEck Morningstar Wide Moat Fund in particular or the ability of VanEck Morningstar Wide Moat Fund to track general stock market performance. Morningstar’s only relationship to the Adviser is the licensing of certain service marks and service names of Morningstar and of the Wide Moat Index, which are determined, composed and calculated by Morningstar without regard to the Adviser or VanEck Morningstar Wide Moat Fund. Morningstar has no obligation to take the needs of the Adviser or the shareholders of VanEck Morningstar Wide Moat Fund into consideration in determining, composing or calculating the Wide Moat Index. Morningstar is not responsible for and has not participated in the determination of the prices and amount of VanEck Morningstar Wide Moat Fund or the timing of the issuance or sale of VanEck Morningstar Wide Moat Fund or in the determination or calculation of the equation by which VanEck Morningstar Wide Moat Fund are converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of VanEck Morningstar Wide Moat Fund.
MORNINGSTAR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE WIDE MOAT INDEX OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NOT LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, SHAREHOLDERS OF VANECK MONRINGSTAR WIDE MOAT FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE WIDE MOAT INDEX OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE WIDE MOAT INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The S&P 500 Index included in certain of the Fund’s performance tables is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by the Adviser. Copyright © 2020 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P is a registered trademark of S&P Global and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

28

For more detailed information, see the Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this prospectus. The SAI includes information regarding, among other things: the Fund and its investment policies and risks; management of the Fund, investment advisory and other services, the Fund’s Board of Trustees, and tax matters related to the Fund.
Additional information about the investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

▪
Call VanEck at 800.826.1115, or visit the VanEck website at vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, information regarding applicable sales loads, breakpoint discounts, reduced or waived sales charges and eligibility minimums, or other information about the Fund.

▪
Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Transfer Agent: DST Systems Inc., an SS&C Company P.O. Box 218407 Kansas City, Missouri 64121-8407 SEC Registration Number: 811-04297	800.544.4653 vaneck.com
MWMPRO

VANECK FUNDS
STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2020

CM COMMODITY INDEX FUND
CLASS A: CMCAX / CLASS I: COMIX / CLASS Y: CMCYX

EMERGING MARKETS BOND FUND
CLASS A: EMBAX / CLASS I: EMBUX / CLASS Y: EMBYX

EMERGING MARKETS FUND
CLASS A : GBFAX / CLASS C: EMRCX / CLASS I: EMRIX / CLASS Y: EMRYX/ CLASS Z: EMRZX

GLOBAL HARD ASSETS FUND
CLASS A : GHAAX / CLASS C: GHACX / CLASS I: GHAIX / CLASS Y: GHAYX

INTERNATIONAL INVESTORS GOLD FUND
CLASS A : INIVX / CLASS C: IIGCX / CLASS I: INIIX / CLASS Y: INIYX

VANECK MORNINGSTAR WIDE MOAT FUND
CLASS I: MWMIX / CLASS Z: MWMZX

VANECK NDR MANAGED ALLOCATION FUND
CLASS A: NDRMX / CLASS I: NDRUX / CLASS Y: NDRYX

This statement of additional information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectuses dated May 1, 2020 (each, a “Prospectus”) for VanEck Funds (the “Trust”), relating to CM Commodity Index Fund, Emerging Markets Bond Fund, Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund, VanEck Morningstar Wide Moat Fund and VanEck NDR Managed Allocation Fund (each, a “Fund” and collectively, the “Funds”), as each may be revised from time to time. The audited financial statements of the Funds for the fiscal year ended December 31, 2019 are hereby incorporated by reference from the Funds’ Annual Report to shareholders. A copy of the Prospectuses and Annual and Semi-Annual Reports for the Trust, relating to the Funds, may be obtained without charge by visiting the VanEck website at vaneck.com, by calling toll-free 800.826.1115 or by writing to the Trust or Van Eck Securities Corporation, the Funds’ distributor (the “Distributor”). The Trust’s and the Distributor’s address is 666 Third Avenue, 9th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted.

i

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2020
GENERAL INFORMATION
The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 3, 1985. On May 1, 2016, Van Eck Funds changed its name to VanEck Funds. The Trust’s series which are currently being offered are the following: Emerging Markets Fund, which offers Class A, Class C, Class I, Class Y and Class Z shares; Global Hard Assets Fund and International Investors Gold Fund, each of which offers Class A, Class C, Class I and Class Y shares; CM Commodity Index Fund, Emerging Markets Bond Fund (formerly, Unconstrained Emerging Markets Bond Fund until May 1, 2020) and VanEck NDR Managed Allocation Fund, each of which offers Class A, Class I and Class Y shares; and VanEck Morningstar Wide Moat Fund which offers Class I and Class Z shares. The Board of Trustees of the Trust (the “Board”) has authority, without the necessity of a shareholder vote, to create additional series or funds, each of which may issue separate classes of shares.
Emerging Markets Bond Fund, International Investors Gold Fund and VanEck Morningstar Wide Moat Fund are classified as non-diversified funds under the Investment Company Act of 1940, as amended (the “1940 Act”). CM Commodity Index Fund, Emerging Markets Fund, Global Hard Assets Fund and VanEck NDR Managed Allocation Fund are classified as diversified funds under the 1940 Act. Van Eck Associates Corporation (“VEAC”) serves as investment adviser to all the Funds, except for CM Commodity Index Fund. Van Eck Absolute Return Advisers Corporation (“VEARA” and together with VEAC, each an “Adviser” or the “Advisers”) serves as investment adviser to CM Commodity Index Fund.

INVESTMENT POLICIES AND RISKS
The following is additional information regarding the investment policies and strategies used by the Funds in attempting to achieve their respective objectives, and should be read with the sections of the Funds’ Prospectuses titled “Summary Information - Principal Investment Strategies”, “Summary Information - Principal Risks” and “Investment Objectives, Strategies, Policies, Risks and Other Information”. The Funds, except for VanEck Morningstar Wide Moat Fund, may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. Such a position could have the effect of reducing any benefit a Fund may receive from a market increase. When taking a temporary defensive position, a Fund may invest all or a substantial portion of its total assets in cash or cash equivalents, government securities, short-term or medium-term fixed income securities, which may include, but not be limited to, shares of other mutual funds, U.S. Treasury bills, commercial paper or repurchase agreements. A Fund may not achieve its investment objective while it is investing defensively. Each of the Emerging Markets Bond Fund, VanEck Morningstar Wide Moat Fund and VanEck NDR Managed Allocation Fund may engage in active and frequent trading of its portfolio securities.
CM Commodity Index Fund seeks to achieve its investment objective by investing in instruments that derive their value from the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index (the “CMCI”), as described below, and in bonds, debt securities and other fixed income instruments (“Fixed Income Instruments”) issued by various U.S. public- or private-sector entities. CM Commodity Index Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity futures contracts and options on futures contracts that provide economic exposure to the investment returns of the commodities markets, as represented by the CMCI and its constituents. A derivative is an investment whose value depends on (or is derived from) that value of an underlying security. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. A commodity-linked derivative is a derivative instrument whose value is linked to the movement of a commodity, commodity index, commodity option or futures contract. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.
The CMCI is a rules-based, composite benchmark index diversified across 29 commodity components from the following five sectors: energy, precious metals, industrial metals, agriculture and livestock. The CMCI is comprised of futures contracts with maturities ranging from three months up to a maximum of about three years for each commodity, depending on liquidity. The return of the CMCI reflects a combination of (i) the returns on the futures contracts comprising the CMCI; and (ii) the fixed-income return that would be earned on a hypothetical portfolio of 13-week U.S. Treasury bills theoretically deposited as full collateral for the notional exposure of the hypothetical positions in the futures contracts comprising the CMCI. The selection and relative weightings of the components of the CMCI are designed to reflect the economic significance and market liquidity of each commodity, as determined based on global economic data, consumption data, commodity futures prices, open interest and volume data. The maturity of each commodity component in the CMCI remains fixed at a predefined time interval from the current date at all times by means of a continuous rolling process, in which a weighted percentage of shorter dated contracts for each commodity are swapped for longer dated contracts on a daily basis. The CMCI is rebalanced monthly back to the target weightings of the commodity components of the CMCI and the target weightings of all commodity components are revised once per year. A more detailed description of the CMCI is contained in the section of this SAI entitled “Additional Information About the CMCI.”
CM Commodity Index Fund will seek to track the returns of the CMCI by entering into swap contracts and commodity index-linked notes with one or more counterparties, which contracts and notes will rise and fall in value in response to changes in the value of the CMCI. As of the date of this SAI, UBS was the only available counterparty with which CM Commodity Index Fund may enter into such swap contracts on the CMCI. CM Commodity Index Fund may enter into such contracts and notes directly or indirectly through a wholly-owned subsidiary of the Fund (the “CMCI Subsidiary”). Commodity index-linked notes are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices (such as the CMCI). These commodity index-linked notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. CM Commodity Index Fund may also seek to gain exposure to the individual commodity components of the CMCI by investing in futures contracts that comprise the CMCI, either directly or indirectly through the Subsidiary.
Under normal conditions, the VanEck Morningstar Wide Moat Fund invests at least 80% of its net assets in securities that comprise the Morningstar® Wide Moat Focus IndexSM (the “Wide Moat Index”). The Wide Moat Index is comprised of securities issued by companies that Morningstar, Inc. (“Morningstar”) determines to have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”). Wide moat companies are selected from the universe of companies represented in the Morningstar® US Market IndexSM, a broad market index representing 97% of U.S. market capitalization. The Wide Moat Index targets a select group of wide moat companies: those that according to Morningstar’s equity research team are attractively priced as of each Wide Moat Index review. Out of the companies in the Morningstar US Market Index that Morningstar determines are wide moat companies, Morningstar selects companies to be included in Index as determined by the ratio of Morningstar’s estimate of fair value of the issuer’s common stock to the price. Morningstar’s equity research fair value estimates are calculated using a standardized, proprietary valuation model. Wide moat companies may include medium-capitalization companies. VanEck Morningstar Wide Moat Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders. In seeking to achieve its investment objective, VanEck Morningstar Wide Moat Fund may also invest in VanEck Vectors Morningstar Wide Moat ETF (the “underlying fund”), an affiliated fund, which also seeks to replicate the price and yield performance of the Wide Moat Index, and such investment will count towards the VanEck Morningstar Wide Moat Fund’s 80% investment policy. VanEck Morningstar Wide Moat Fund, using a “passive” or indexing investment approach, attempts to replicate the price and yield performance of the Index by investing in a portfolio of securities that generally replicate the performance of the Wide Moat Index.
VEAC seeks to achieve VanEck NDR Managed Allocation Fund’s investment objective by investing, under normal conditions, primarily in (i) exchange traded products that are registered under the federal securities laws (“Exchange Traded Products”) and invest in domestic and foreign equity and debt securities, including exchange traded funds (“ETFs”) and exchange traded notes (“ETNs”); and (ii) cash or cash equivalents. The securities held by the Exchange Traded Products include equity securities of companies of any market capitalization, debt securities of any credit quality, duration and maturity and emerging market securities. VEAC expects to invest VanEck NDR Managed Allocation Fund’s assets primarily in unaffiliated, passively-managed Exchange Traded Products.
VEAC uses a customized version of a global tactical asset allocation model (the “VE NDR Model”) developed by Ned Davis Research, Inc. (“NDR”). The VE NDR Model uses customized parameters to guide asset allocation decisions. The VE NDR Model combines the signals generated by various NDR sub-models, which, in the aggregate, aim to enhance asset allocation by tilting portfolio weightings toward asset classes believed to be more attractive than others given perceived market trends, current opportunities and/or risks in the market. The sub-models use fundamental, macro-economic and technical indicators to generate allocation signals among (i) stocks, bonds and cash, (ii) geographical locations and (iii) market capitalization (e.g., company size) and investment style (e.g., value and growth). As used herein, the term “signals” refers to allocation percentages generated by the VE NDR Model.
Fundamental and macro-economic indicators used by the sub-models include, but are not limited to, investor sentiment, earnings, monetary policy, inflation and yield curves. Technical indicators used by the sub-models include, but are not limited to, trend, mean reversion, momentum and seasonality. VEAC allocates VanEck NDR Managed Allocation Fund’s assets to those Exchange Traded Products that it believes will have returns that, in the aggregate, closely correlate (before fees and expenses) to the return of the VE NDR Model. The VE NDR Model typically adjusts its signals on a monthly basis.
A significant portion of VanEck NDR Managed Allocation Fund’s assets may be held in cash or cash equivalents including, but not limited to, money market instruments, U.S. Treasury bills, interests in short-term investment funds or shares of money market or short-term bond funds.
Because VanEck NDR Managed Allocation Fund invests directly in Exchange Traded Products, which, in turn, invest directly in or have exposure to equity and debt securities and other asset categories, the following is additional information regarding the investment policies and strategies used by the Fund in attempting to achieve its objective and used by the Exchange Traded Products in which the Fund invests. As a result of VanEck NDR Managed Allocation Fund’s direct investment in Exchange Traded Products, the Fund is indirectly exposed to the risks of the securities held by and other investments made by the Exchange Traded Products.
As used in this section, the term “Fund” shall refer equally to both the VanEck NDR Managed Allocation Fund as well as the Exchange Traded Products in which VanEck NDR Managed Allocation Fund invests, as appropriate. However, since certain of the Exchange Traded Products are not affiliated with VEAC or VanEck NDR Managed Allocation Fund, there can be no assurance that the Exchange Traded Products will continue to invest in these permitted investment activities.
ASSET-BACKED SECURITIES
The Funds may invest in asset-backed securities. Asset-backed securities, directly or indirectly, represent interests in, or are secured by and payable from, pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.
Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due.
BELOW INVESTMENT GRADE SECURITIES
The Funds may invest in below investment grade debt securities. Investments in securities rated below investment grade that are eligible for purchase by a Fund are described as “speculative” by Moody’s, S&P and Fitch, Inc. Investments in lower rated corporate debt securities (“high yield securities” or “junk bonds”) generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.
These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.
High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a Fund by investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.
The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.
BORROWING; LEVERAGE
Borrowing to invest more is called “leverage.” A Fund may borrow from banks provided that the amount of borrowing is no more than one third of the net assets of the Fund plus the amount of the borrowings. A Fund is required to be able to restore borrowing to its permitted level within three days, if it should increase to more than one-third of its net assets as stated above. Methods that may be used to restore borrowings in this context include selling securities, even if the sale hurts a Fund’s investment performance. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Funds expect to borrow only through negotiated loan agreements with commercial banks or other institutional lenders.

COLLATERALIZED MORTGAGE OBLIGATIONS
The Funds may invest in collateralized mortgage obligations (“CMOs”). CMOs are fixed-income securities which are collateralized by pools of mortgage loans or mortgage-related securities created by commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers. In effect, CMOs “pass through” the monthly payments made by individual borrowers on their mortgage loans. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment of the mortgages. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees. Each Fund may buy CMOs without insurance or guarantees if, in the opinion of its Adviser, the pooler is creditworthy or if rated investment grade by S&P or Moody’s. S&P and Moody’s assign the same rating classifications to CMOs as they do to bonds. In the event that any CMOs are determined to be investment companies, the Funds will be subject to certain limitations under the 1940 Act.
COMMERCIAL PAPER
The Funds may invest in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Funds will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Funds to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.
For hedging purposes only, the Funds may invest in commercial paper with the principal amount indexed to the difference, up or down, in value between two foreign currencies. The Funds segregate asset accounts with an equivalent amount of cash, U.S. government securities or other highly liquid securities equal in value to this commercial paper. Principal may be lost, but the potential for gains in principal and interest may help the Funds cushion against the potential decline of the U.S. dollar value of foreign-denominated investments. At the same time, this commercial paper may provide an attractive money market rate of return.
COMMODITIES AND COMMODITY-LINKED DERIVATIVES
Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, disease, acts of terrorism, natural disasters, and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.
Commodity-Linked “Structured” Securities. Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of the commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index of investment.
Structured Notes. Structured notes expose CM Commodity Index Fund and VanEck NDR Managed Allocation Fund economically to movements in commodity prices. The performance of a structured note is determined by the price movement of the commodity underlying the note. A highly liquid secondary market may not exist for structured notes, and there can be no assurance that one will develop. These notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

CONCENTRATION
To the extent that the Wide Moat Index is concentrated in a particular sector or sectors or industry or group of industries, VanEck Morningstar Wide Moat Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
CONVERTIBLE SECURITIES
The Funds may invest in securities that are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).
To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Funds at varying price levels above their investment values and/or their conversion values in keeping with the Funds’ objectives.
CREDIT
Credit risk is the risk that the issuer or guarantor of a debt security or the counterparty to an over-the-counter (“OTC”) contract (including many derivatives) will be unable or unwilling to make timely principal, interest or settlement payments or otherwise honor its obligations. The Funds invest in debt securities that are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the value of the securities. A Fund may enter into financial transactions that involve a limited number of counterparties, which may increase the Fund’s exposure to credit risk. The Fund does not specifically limit its credit risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
CURRENCY FORWARDS
A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties. Currency forward contracts may be used to increase or reduce exposure to currency price movements.
The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, a Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.
CURRENCY MANAGEMENT STRATEGIES
Currency management strategies are generally used in an attempt to reduce the risk and impact of adverse currency movements to protect the value of, or seek to mitigate the currency exposure associated with, an investment (including, for example, mitigating the exposure to the Euro that may be embedded in the Polish zloty). Currency management strategies, including currency forward contracts (described above) and cross-hedging, may substantially change a Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as an Adviser expects. In addition, currency management strategies, to the extent that such strategies reduce a Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. There is no assurance that an Adviser’s use of currency management strategies will benefit a Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be a perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency or exposed to that currency. Currency markets are generally less regulated than securities markets. Derivatives transactions, especially currency forward contracts, currency related futures contracts and swap agreements, may involve significant amounts of currency management strategies risk. The Emerging Markets Bond Fund, which may utilize these types of instruments to a significant extent, will be especially subject to currency management strategies risk.

CYBER SECURITY
The Funds and their service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations; and operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber attacks against or security breakdowns of the Funds or their service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Funds to process transactions; the inability to calculate the Funds’ NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Funds may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Funds invest, which may cause the Funds’ investments in such issuers to lose value. There can be no assurance that the Funds or their service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.
DEBT SECURITIES
The Funds may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer and the value of a hard asset if linked to the value of a hard asset. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. Investment grade means a rating of Baa3 or better by Moody’s or BBB- or better by S&P, or of comparable quality in the judgment of a Fund’s Adviser or if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by an Adviser. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund’s net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody’s. However, the values of lower-rated securities generally fluctuate more than those of high-grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by an Adviser.
New issues of certain debt securities are often offered on a when-issued basis. That is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Funds do not accrue any income on these securities prior to delivery. The Funds will maintain in a segregated account with their Custodian an amount of cash or high quality securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities. The Funds may also invest in low rated or unrated debt securities. Low rated debt securities present a significantly greater risk of default than do higher rated securities, in times of poor business or economic conditions, the Funds may lose interest and/or principal on such securities.
The Funds may also invest in various money market securities for cash management purposes or when assuming a temporary defensive position. Money market securities may include commercial paper, bankers’ acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities and obligations of savings institutions.

DEPOSITARY RECEIPTS
The Funds may invest in Depositary Receipts, which represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.
DERIVATIVES
The Funds may also use derivatives, such as futures contracts, options, forward contracts and swaps as part of various investment techniques and strategies, such as creating non-speculative “synthetic” positions (covered by segregation of liquid assets) or implementing “cross-hedging” strategies. A “synthetic” position is the duplication of a cash market transaction when deemed advantageous by its Adviser for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of the security or other asset for cash. “Cross-hedging” involves the use of one currency to hedge against the decline in the value of another currency. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedge security or the cash market position will move as anticipated. If prices do not move as anticipated, a Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or may incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular derivative. If the Fund cannot close out an exchange traded derivative which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction cost on the sale of the underlying assets. In addition, the use of derivative instruments involves the risk that a loss may be sustained as a result of the failure of the counterparty to the derivatives contract to make required payments or otherwise comply with the contract’s terms.
When the Funds intend to acquire securities (or gold bullion or coins as the case may be) for their portfolio, they may use call derivatives as a means of fixing the price of the security (or gold) they intend to purchase at the exercise price or contract price depending on the derivative. An increase in the acquisition cost would be offset, in whole or part, by a gain on the derivative. Options and futures contracts requiring delivery of a security may also be useful to the Funds in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Funds hold a call option rather than the underlying security itself, the Funds are partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Funds would experience a loss as if they had owned the underlying security.
In addition, the Funds may invest in Participation Notes or P-Notes which are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security. P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject a Fund to counterparty risk, as discussed below. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, a Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, a Fund would lose its investment. The risk that a Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, the use of P-Notes by VanEck Morningstar Wide Moat Fund may cause the Fund’s performance to deviate from the performance of the portion of the Wide Moat Index to which the Fund is gaining exposure through the use of P-Notes.
Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio. The ability of a Fund to value its securities becomes more difficult and the judgment in the application of fair value procedures may play a greater role in the valuation of a Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies that would, if adopted, for the most part rescind the guidance of the SEC and its staff regarding asset segregation and cover transactions. Instead of complying with current guidance, the fund would need to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, certain other derivatives risk management program and testing requirements and requirements related to board reporting. These new requirements would apply unless the fund is qualified as a “limited derivatives user,” as defined in the SEC’s proposal. The fund trading reverse repurchase agreements or similar financing transactions would need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio. Reverse repurchase agreements or similar financing transactions would not be included in the calculation of whether the fund is a limited derivatives user, but for the fund subject to the VaR testing, reverse repurchase agreements and similar financing transactions would be included for purposes of such testing. Any new requirements, if adopted, may increase the cost of the fund’s investments and cost of doing business, which could adversely affect investors.

DIRECT INVESTMENTS
The Funds, except CM Commodity Index Fund, Emerging Markets Bond Fund, VanEck Morningstar Wide Moat Fund and VanEck NDR Managed Allocation Fund, may not invest more than 10% of their total assets in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case, a Fund will, at the time of making an investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. Each Adviser anticipates that this agreement may, in appropriate circumstances, provide a Fund with the ability to appoint a representative to the board of directors or similar body of the enterprise and provide for the eventual disposition of the Fund’s investment in the enterprise. Such a representative of the Fund will be expected to provide the Fund with the ability to monitor its investment and protect its rights in the investment, and will not be appointed for the purpose of exercising management or control of the enterprise.
Certain of the Funds’ direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Funds do not anticipate making direct investments in start-up operations, although it is expected that in some cases the Funds’ direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations. With respect to Emerging Markets Fund, such direct investments may be made in entities that are reasonably expected in the foreseeable future to become growth companies, either by expanding current operations or establishing significant operations.
Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Funds may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Funds. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Funds may be required to bear the expense of the registration. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and will be valued at fair value as determined in good faith by the Board. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.
EQUITY SECURITIES
The Funds may invest in equity securities. Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer.
Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio manager believes are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.
Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Prospectus and this Statement of Additional Information. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees.
EXCHANGE TRADED PRODUCTS
VanEck NDR Managed Allocation Fund may invest in Exchange Traded Products. While the risks of owning shares of an Exchange Traded Product generally reflect the risks of owning the underlying investments of the Exchange Traded Product, lack of liquidity in the Exchange Traded Product can result in its value being more volatile than its underlying portfolio investments. In addition, the value of an exchange traded note (“ETN”) may be influenced by time to maturity, level of supply and demand for the ETN, changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. If a rating agency lowers the issuer’s credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. An Exchange Traded Product can trade at prices higher or lower than the value of its underlying assets. In addition, an active trading market for shares of an Exchange Traded Product may not develop or be maintained and trading in the Exchange Traded Product may be halted by the exchange on which it trades.
EXCHANGE TRADED PRODUCTS’ UNDERLYING INVESTMENTS
Through its investment in an Exchange Traded Product, VanEck NDR Managed Allocation Fund is subject to the risks associated with the Exchange Traded Product’s underlying investments, including the possibility that the value of the securities or other assets held by the Exchange Traded Product could decrease. VanEck NDR Managed Allocation Fund’s exposure to a particular risk will be proportionate to the Fund’s overall allocation and an Exchange Traded Product’s asset allocation. Additionally, VanEck NDR Managed Allocation Fund will bear additional expenses based on its pro rata share of the Exchange Traded Product’s operating expenses. Consequently, an investment in VanEck NDR Managed Allocation Fund entails more direct and indirect expenses than a direct investment in an Exchange Traded Product.
FOREIGN SECURITIES
Foreign securities include securities issued by a foreign government, quasi-government or corporate entity, traded in foreign currencies or issued by companies with most of their business interests in foreign countries. Investors should recognize that investing in foreign securities involves certain special considerations that are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Funds may hold securities and funds in foreign currencies, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange (“NYSE”), and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States, and at times volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Funds may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees which could reduce the yield on such securities.
Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

FOREIGN SECURITIES - EMERGING MARKET SECURITIES
The Funds, except for VanEck Morningstar Wide Moat Fund, may have a substantial portion of their assets invested in emerging markets. A Fund’s Adviser has broad discretion to identify countries that it considers to qualify as emerging markets. Each Fund’s Adviser selects emerging market countries and currencies that the Fund will invest in based on the Adviser’s evaluation of economic fundamentals, legal structure, political developments and other specific factors the Adviser believes to be relevant. An instrument will qualify as an emerging market debt security if it is either (i) issued by an emerging market government, quasi-government or corporate entity (regardless of the currency in which it is denominated) or (ii) denominated in the currency of an emerging market country (regardless of the location of the issuer).
Investing in the equity and fixed income markets of emerging market countries involves exposure to potentially unstable governments, the risk of nationalization of businesses, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
Additionally, the government in an emerging market country may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in such emerging market countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in emerging market countries. In addition, a Fund may not be able to buy or sell securities or receive full value for such securities. Moreover, certain emerging market countries may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer; may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of such emerging market countries; and/or may impose additional taxes on foreign investors. A delay in obtaining a required government approval or a license would delay investments in those emerging market countries, and, as a result, a Fund may not be able to invest in certain securities while approval is pending. The government of certain emerging market countries may also withdraw or decline to renew a license that enables a Fund to invest in such country. These factors make investing in issuers located or operating in emerging market countries significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of a Fund’s shares.

Additionally, investments in issuers located in certain emerging market countries may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Moreover, there is the risk that if the balance of payments in an emerging market country declines, the government of such country may impose temporary restrictions on foreign capital remittances. Consequently, a Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Furthermore, investments in emerging market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to a Fund.

The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. Similarly, volume and liquidity in the bond markets in Asia, Eastern and Central Europe and other emerging markets are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian and emerging market securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these regions may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid regions’ securities markets, a Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its net assets in illiquid investments. Conversely, the inability of a Fund to dispose fully and promptly of positions in declining markets will cause such Fund’s net asset values to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities. Also, stockbrokers and other intermediaries in emerging markets may not perform in the same way as their counterparts in the United States and other more developed securities markets. The prices at which a Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities.
The Funds may invest in Latin American, Asian, Eurasian and other countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in those countries and the availability to the Fund of additional investments in those countries.
The Russian, Eastern and Central European, Chinese and Taiwanese stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations.
Certain Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. A Fund may make substantial investments in Asia-Pacific countries. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of a Fund.
Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Public health crises or major health-related developments may have a substantial impact on the economy of certain Asian-Pacific countries. Outbreaks of contagious viruses and diseases, including the novel viruses commonly known as SARS, MERS, and Covid-19 (Coronavirus), may reduce business activity or disrupt market activity, and have the potential to exacerbate market risks such as volatility in exchange rates or the trading of Asian-Pacific securities listed domestically or abroad.
In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.
Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.
Investments through Stock Connect . The Emerging Markets Fund may invest in Chinese A-shares listed and traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program (together, “Stock Connect”), or on such other stock exchanges in the People’s Republic of China (the “PRC”) which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Emerging Markets Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Emerging Markets Fund’s ability to invest in Stock Connect A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of Hong Kong Securities Clearing Company Limited (“HKSCC”), Hong Kong’s clearing entity, at the China Securities Depository and Clearing Corporation Limited (“CSDCC”). The Emerging Markets Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. The Emerging Markets Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. PRC law did not historically recognize the concept of beneficial ownership; while PRC regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in the PRC by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.

A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-shares. Therefore, the Fund’s investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions.The Stock Exchange of Hong Kong, Shenzhen Stock Exchange (“SZSE”) and Shanghai Stock Exchange (“SSE”) reserve the right to suspend trading if necessary for ensuring an orderly and fair market and managing risks prudently, which could adversely affect the Emerging Market Fund’s ability to access the mainland China market. A stock may be recalled from the scope of eligible SSE securities or SZSE securities for trading via the Stock Connects for various reasons, and in such event, the stock can only be sold but is restricted from being bought. The Emerging Markets Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Stock Connect. Stock Connect is only available on days when markets in both the PRC and Hong Kong are open, which may limit the Emerging Markets Fund’s ability to trade when it would be otherwise attractive to do so. Since the inception of Stock Connect, foreign investors (including the Emerging Markets Fund) investing in A-shares through Stock Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Aside from these temporary measures, uncertainties in permanent PRC tax rules governing taxation of income and gains from investments in Stock Connect A-shares could result in unexpected tax liabilities for the Emerging Markets Fund.
The Emerging Markets Fund may, through the Stock Connect, access securities listed on the Small and Medium Enterprise (“SME”) board and the ChiNext market of the SZSE. Listed companies on the SME board and/or the ChiNext market are usually of an emerging nature with smaller operating scale. They are subject to higher fluctuation in stock prices and liquidity and have higher risks and turnover ratios than companies listed on the main board of the SZSE. Securities listed on the SME board and/or ChiNext may be overvalued and such exceptionally high valuation may not be sustainable. Stock prices may be more susceptible to manipulation due to fewer circulating shares. It may be more common and faster for companies listed on the SME board and/or ChiNext to delist. This may have an adverse impact on the Emerging Markets Fund if the companies that it invests in are delisted. Also, the rules and regulations regarding companies listed on ChiNext market are less stringent in terms of profitability and share capital than those on the main board and SME board. Investments in the SME board and/or ChiNext market may result in significant losses for the Emerging Markets Fund and its investors.

The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Emerging Markets Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Emerging Markets Fund’s investments and returns. Moreover, the rules and regulations may have potential retrospective effect. There can be no assurance that the Stock Connect will not be abolished. Investments in mainland China markets through the Stock Connect may adversely affect the Emerging Markets Fund as a result of such changes.
Investments through Bond Connect and the China Interbank Bond Market Direct Access Program . The Emerging Markets Bond Fund may invest in Renminbi (“RMB”)-denominated bonds issued in the PRC by Chinese credit, government, and quasi-governmental issuers (“RMB Bonds”). RMB Bonds are available on the China interbank bond market (“CIBM”) to eligible foreign investors through the CIBM Direct Access Program and through the “Mutual Bond Market Access between Mainland China and Hong Kong” (“Bond Connect”) program. The Emerging Markets Bond Fund’s investments in bonds through either program will be subject to a number of additional risks and restrictions that may affect the Emerging Markets Bond Fund’s investments and returns.
The Bond Connect program and the CIBM Direct Access Program are relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to the programs as published or applied by the relevant authorities of the PRC are untested and are subject to change from time to time. There can be no assurance that the Bond Connect program and/or the CIBM Direct Access Program will not be restricted, suspended or abolished. If such event occurs, the Emerging Markets Bond Fund’s ability to invest in the CIBM through the CIBM Direct Access Program will be adversely affected.
Under the prevailing PRC regulations, eligible foreign investors who wish to participate in the Bond Connect program may do so through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The Emerging Markets Bond Fund is therefore subject to the risk of default or errors on the part of such agents.
Under the prevailing PRC regulations, eligible foreign institutional investors who wish to invest directly in CIBM through the CIBM Direct Access Program may do so through an onshore settlement agent, who would be responsible for making the relevant filings and account opening with the relevant authorities. The Emerging Markets Bond Fund is therefore subject to the risk of default or errors on the part of such agent.

Trading through the Bond Connect program is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In addition, where the Emerging Markets Bond Fund invests in the CIBM through the Bond Connect program, it may be subject to risks of delays inherent in the order placing and/or settlement.
The Central Moneymarkets Unit (“CMU”) of the Hong Kong Monetary Authority (“HKMA”) is the “nominee holder” of the bonds acquired by the Emerging Markets Bond Fund through the Bond Connect program. Whilst the relevant authorities of the PRC have expressly stated that Bond Connect investors will enjoy the rights and interests of the bonds acquired through the Bond Connect program in accordance with applicable laws, the exercise and the enforcement of beneficial ownership rights over such bonds in the courts in China is yet to be tested. In addition, in the event that the nominee holder (i.e. the HKMA) becomes insolvent, such bonds may form part of the pool of assets of the nominee holder available for distribution to its creditors and the Emerging Markets Bond Fund, as a beneficial owner, may have no rights whatsoever in respect thereof.
Investing in RMB Bonds involves additional risks, including, but not limited to, the fact that the economy of China differs, often unfavorably, from the U.S. economy, including, among other things, currency revaluation, structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others.
The RMB is currently not a freely convertible currency. The Chinese government places strict regulation on the RMB and sets the value of the RMB to levels dependent on the value of the U.S. dollar. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and reduce the liquidity of the Emerging Markets Bond Fund’s investments.
FOREIGN SECURITIES - FOREIGN CURRENCY TRANSACTIONS
Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the Funds with regard to overall diversification strategies. Although the Funds value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. The Funds may use forward contracts, along with futures contracts, foreign exchange swaps and put and call options (all types of derivatives) as part of their overall hedging strategy. The Funds will conduct their foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See “Options, Futures, Warrants and Subscription Rights.”
Changes in currency exchange rates may affect the Funds’ net asset value and performance. There can be no assurance that an Adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Funds may invest in a variety of derivatives and enter into hedging transactions to attempt to moderate the effect of currency fluctuations. The Funds may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell foreign currencies. This may reduce a Fund’s losses on a security when a foreign currency’s value changes. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the other currency. Finally, when the Funds use options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security’s underlying currency, but the purchase of such security is subsequently deemed undesirable, a Fund may incur a gain or loss on the option or futures contract.
The Funds may enter into forward contracts to duplicate a cash market transaction. The Funds, excluding Emerging Markets Bond Fund, will not purchase or sell foreign currency as an investment, except that Emerging Markets Fund and Global Hard Assets Fund may enter into currency swaps. See also “Options, Futures, Warrants and Subscription Rights.”
A Fund may (but is not required to) engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Suitable currency hedging transactions may not be available in all circumstances and an Adviser may decide not to use hedging transactions that are available.
In those situations where foreign currency options or futures contracts, or options on futures contracts may not be readily purchased (or where they may be deemed illiquid) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option, futures contract or forward contract on a secondary currency. The secondary currency will be selected based upon an Adviser’s belief that there exists a significant correlation between the exchange rate movements of the two currencies. However, there can be no assurances that the exchange rate or the primary and secondary currencies will move as anticipated, or that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to a Fund on its investments in the hedging positions.
A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between a foreign currency and another currency (e.g., the U.S. dollar) or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.
The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, the Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if an Adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave the Fund in a less advantageous position than if such a hedge had not been established.
Each Adviser will not commit a Fund, excluding CM Commodity Index Fund, Emerging Markets Bond Fund and VanEck Morningstar Wide Moat Fund, at time of purchase, to deliver under forward contracts an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets or obligations denominated in that currency. The Funds’ Custodian will place the securities being hedged, cash, U.S. government securities or debt or equity securities into a segregated account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency contracts to ensure that the Fund is not leveraged beyond applicable limits. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts. At the maturity of a forward contract, the Funds may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency prior to maturity by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Funds will be able to effect such a closing purchase transaction.
It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that a Fund is obligated to deliver.
If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.
FUTURE DEVELOPMENTS
The Funds may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for the Funds by each Adviser.
HARD ASSETS SECURITIES
Hard assets securities include securities of hard assets companies and instruments that derive their value from hard assets. Hard assets include precious metals (including gold), base and industrial metals, energy, natural resources and other commodities. A hard assets company is a company that derives, directly or indirectly, at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets.
Since the market action of hard assets securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Hard assets securities are affected by many factors, including movement in the stock market.

Inflation may cause a decline in the market, including hard assets securities. The Global Hard Assets Fund has a fundamental policy of concentrating in “hard assets” industries, and more than 50% of the Global Hard Assets Fund’s assets may be invested in any one of the above sectors. Precious metal and natural resource securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.
HEDGING
Hedging is a strategy in which a derivative or other instrument or practice is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option. There can be no assurance that a Fund’s hedging strategies will be effective. The use of hedging may invoke the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986, as amended (the “Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by a Fund and may impact whether dividends paid by the Fund are classified as capital gains or ordinary income. The use of derivatives increases the risk that a Fund will be unable to close out certain hedged positions to avoid adverse tax consequences.
ILLIQUID INVESTMENTS
The Funds may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. For purposes of the above 15% limitation, illiquid investment means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the 1940 Act and applicable rules and regulations thereunder.
INDEXED SECURITIES AND STRUCTURED NOTES
The Funds may invest in indexed securities, i.e., structured notes securities and index options, whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupon and/or principal redemption is linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. Only securities linked to one or more non-agriculture commodities or commodity indices will be considered a hard assets security.
Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to hereafter collectively as structured notes). When a Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The Funds will purchase structured notes only from counterparties rated investment grade by S&P, Moody’s or another nationally recognized statistical rating organization. Each Adviser will monitor the liquidity of structured notes under the supervision of the Board. Notes determined to be illiquid will be aggregated with other illiquid securities and will be subject to the Funds’ limitations on illiquid investments.
Credit Linked Notes. The Funds may invest in credit linked securities or credit linked notes (“CLNs”). CLNs are typically issued by a limited purpose trust or other vehicle (the “CLN trust”) that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, in order to provide exposure to certain high yield, sovereign debt, emerging markets, or other fixed income markets. Generally, investments in CLNs represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the CLN. However, these payments are conditioned on the CLN trust’s receipt of payments from, and the CLN trust’s potential obligations, to the counterparties to the derivative instruments and other securities in which the CLN trust invests. For example, the CLN trust may sell one or more credit default swaps, under which the CLN trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default were to occur, the stream of payments may stop and the CLN trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the CLN trust. The Fund may also enter in CLNs to gain access to sovereign debt and securities in emerging markets particularly in markets where the Fund is not able to purchase securities directly due to domicile restrictions or tax restrictions or tariffs. In such an instance, the issuer of the CLN may purchase the reference security directly and/or gain exposure through a credit default swap or other derivative. The Fund’s investments in CLNs is subject to the risks associated with the underlying reference obligations and derivative instruments.
INITIAL PUBLIC OFFERINGS
The Funds may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. The Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact – either positive or negative – on the Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on the Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to the Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.
INVESTMENTS IN OTHER INVESTMENT COMPANIES
Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund and Emerging Markets Bond Fund may invest up to 20% of its net assets in securities issued by other investment companies (excluding money market funds), including open end and closed end funds and exchange-traded funds (“ETFs”), subject to the limitations under the 1940 Act. The Funds’ investments in money market funds are not subject to this limitation. CM Commodity Index Fund may invest in securities issued by other investment companies, including open end and closed end funds and ETFs, subject to the limitations of under the 1940 Act. The Funds may invest in investment companies which are sponsored or advised by each Adviser and/or their affiliates (each, a “VanEck Investment Company”). However, in no event will a Fund invest more than 5% of its net assets in any single VanEck Investment Company.
VanEck NDR Managed Allocation Fund will invest in securities issued by other investment companies, including open end and closed end funds and ETFs, subject to the limitations under the 1940 Act or pursuant to exemptive relief from the Securities and Exchange Commission (the “SEC”) that permits the Fund to invest in other investment companies in excess of the 1940 Act limitations if certain conditions are met (the “Exemptive Relief”). The Fund is subject to the conditions set forth in the Exemptive Relief and certain additional provisions of the 1940 Act that limit the amount that the Fund and its affiliates, in the aggregate, can invest in the outstanding voting securities of any one investment company. The Fund and its affiliates may not actively acquire “control” of an investment company, which is presumed once ownership of an investment company’s outstanding voting securities exceeds 25%. Also, to comply with provisions of the 1940 Act and the Exemptive Relief, the Fund’s Adviser may be required to vote shares of an investment company in the same general proportion as shares held by other shareholders of the investment company. The Fund may invest in investment companies which are sponsored or advised by the Fund’s Adviser and/or its affiliates.
A Fund’s investment in another investment company may subject such Fund indirectly to the underlying risks of the investment company. Such Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

FLOATING RATE LIBOR RISK

Certain financial instruments in which a Fund invests may pay interest based on, or otherwise have payments tied to, the London Inter-bank Offered Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). Due to the uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, the potential effect of a transition away from LIBOR on a fund or the financial instruments in which a Fund may invest cannot yet be determined.

On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after the end of 2021. This announcement and any additional regulatory or market changes may have an adverse impact on a Fund or its investments.

In advance of 2022, regulators and market participants are currently engaged in identifying successor Reference Rates (“Alternative Reference Rates”). Additionally, prior to the end of 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to a Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a Fund or on its overall financial condition or results of operations.

The transition process might lead to increased volatility and illiquidity in markets that currently rely on Reference Rates to determine interest rates. It could also lead to a reduction in the value of some Reference Rate-based investments held by a Fund and reduce the effectiveness of new hedges placed against existing Reference Rate-based instruments. While market participants are endeavoring to minimize the economic impact of the transition from Reference Rates to Alternative Reference Rates, the transition away from LIBOR and certain other Reference Rates could, among other negative consequences:

• Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any Reference Rate-linked securities, loans and derivatives in which a Fund may invest;

•  Require extensive negotiations of and/or amendments to agreements and other documentation governing Reference Rate-linked investments products;

•  Lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fallback” provisions that provide for an alternative reference rate in the event of Reference Rate unavailability; or

•  Cause a Fund to incur additional costs in relation to any of the above factors.

The risks associated with the above factors, including decreased liquidity, are heightened with respect to investments in Reference Rate-based products that do not include a fallback provision that addresses how interest rates will be determined if LIBOR and certain other Reference Rates stop being published. Even with some Reference Rate-based instruments that may contemplate a scenario where Reference Rates are no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain Reference Rate-related instruments or financing transactions, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for a Fund. Since the usefulness of LIBOR and certain other Reference Rates as benchmarks could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. In addition, when a Reference Rate is discontinued, the Alternative Reference Rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt securities with floating or fixed-to-floating rate coupons. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or counterparties or otherwise may adversely affect a Fund’s performance or NAV.

MARKET
A Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  The prices of the securities in a Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks.  Market risk arises mainly from uncertainty about future values of financial instruments and may be influenced by price, currency and interest rate movements. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. As global systems, economies and financial markets are increasingly interconnected, events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. During a general market downturn, multiple asset classes may be negatively affected.  Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

MASTER LIMITED PARTNERSHIPS
Other equity securities in which Global Hard Assets Fund may invest include master limited partnerships (“MLPs”). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP, including a conflict arising as a result of incentive distribution payments.
OPTIONS, FUTURES, WARRANTS AND SUBSCRIPTION RIGHTS
Options Transactions. Each Fund may purchase and sell (write) exchange-traded and OTC call and put options on domestic and foreign securities, foreign currencies, stock and bond indices and financial futures contracts. Global Hard Assets Fund may also buy and sell options linked to the price of hard assets.
Purchasing Call and Put Options. Each of Emerging Markets Fund, Global Hard Assets, International Investors Gold Fund and Emerging Markets Bond Fund may invest up to 5% of its total assets in premiums on call and put options. The purchase of a call option would enable a Fund, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable a Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer.
The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date. Accordingly, the successful use of options depends on the ability of an Adviser to forecast correctly interest rates, currency exchange rates and/or market movements.
When a Fund sells put or call options it has previously purchased, the Fund may realize a net gain or loss, depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. There is no assurance that a liquid secondary market will exist for options, particularly in the case of OTC options. In the event of the bankruptcy of a broker through which a Fund engages in transactions in options, such Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, a Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.
A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. The markets in foreign currency options are relatively new and the Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using such options.
Writing Covered Call and Put Options. VanEck NDR Managed Allocation Fund and VanEck Morningstar Wide Moat Fund may write covered call options on portfolio securities. Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund and Emerging Markets Bond Fund may write covered call options on portfolio securities to the extent that the value of all securities with respect to which covered calls are written does not exceed 10% of the Fund’s net asset value. When a Fund writes a covered call option, the Fund incurs an obligation to sell the security underlying the option to the purchaser of the call, at the option’s exercise price at any time during the option period, at the purchaser’s election. When a Fund writes a put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option’s exercise price at any time during the option period, at the purchaser’s election. In each case, the Fund will receive from the purchaser a “premium” (i.e., the price of the option).
Such Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written, or to make payment of the exercise price against delivery of the underlying security (or currency) on any puts it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.
A call option is “covered” if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund’s books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund’s books. A put option is “covered” if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund’s books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.
Receipt of premiums from writing call and put options may provide a Fund with a higher level of current income than it would earn from holding the underlying securities alone, and the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value. However, during the option period, the Fund gives up, in return for the premium on the option, the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but retains the risk of loss should the price of the underlying security (or the value of its denominated currency) decline.
Futures Contracts. The Funds may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. Global Hard Assets Fund may also buy and sell futures contracts and options thereon linked to the price of hard assets. CM Commodity Index Fund may engage in these transactions for hedging purposes or other purposes. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time.
Futures contracts and options on futures contracts may be used to reduce a Fund’s exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect a Fund against fluctuation in the value of securities in which a Fund is about to invest.
The Funds may purchase and write (sell) call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option contract.
Future contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. However, there is no assurance that a Fund will be able to enter into a closing transaction.
When a Fund enters into a futures contract, it is initially required to deposit an “initial margin” of cash, Treasury securities or other liquid portfolio securities in an amount typically calculated in relation to the volatility in market value of the contract over a fixed period. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called “variation margin,” which are reflective of price fluctuations in the futures contract. In addition, cash or high quality securities equal in value to the current value of the underlying securities less the margin requirement will be segregated, as may be required, with a Fund’s custodian to ensure that the Fund’s position is unleveraged. This segregated account will be marked-to market daily to reflect changes in the value of the underlying futures contract.
Risks of Transactions in Futures Contracts and Related Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. As a result, a hedge may be unsuccessful because of market behavior or unexpected interest rate trends.
Investments in options, futures contracts and options on futures contracts may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Additionally, positions in futures contracts and options can be closed out only on an exchange that provides a market for those instruments. There can be no assurances that such a market will exist for a particular futures contract or option. If a Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contractual obligation or exercise its option to realize any profit, and would incur transaction costs on the sale of the underlying assets.
There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the futures commission merchant (“FCM”) with which the Fund has an open position in a futures contract.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
There can be no assurance that an active market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet margin requirements at a time when it would be disadvantageous to do so. Losses incurred in futures transactions and the costs of these transactions will affect the performance of a Fund. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contract exists.
It is the policy of each Fund to meet the requirements of the Code, to qualify as a regulated investment company and thus to prevent double taxation of the Fund and its shareholders. One of the requirements is that at least 90% of a Fund’s gross income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or other disposition of stocks or other securities. Gains from commodity futures contracts do not currently qualify as income for purposes of the 90% test. The extent to which a Fund may engage in options and futures contract transactions may be materially limited by this test.
Risks Associated With Commodity Futures Contracts. CM Commodity Index Fund and VanEck Morningstar Wide Moat Fund may engage in transactions in commodity futures contracts. There are several additional risks associated with such transactions which are discussed below:
Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.
Combined Positions. CM Commodity Index Fund may purchase and write options in any combination. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Warrants and Subscription Rights. The Funds may invest in warrants, which are instruments that permit, but do not obligate, the holder to subscribe for other securities. Subscription rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have voting rights like common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities and may cease to have value if they are not exercised prior to their expiration dates.
PARTLY PAID SECURITIES
Securities paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly-paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.
PREFERRED STOCK
The Funds may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.
Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
REAL ESTATE SECURITIES
The Funds may not purchase or sell real estate, except that the Funds may invest in securities of issuers that invest in real estate or interests therein. These include equity securities of REITs and other real estate industry companies or companies with substantial real estate investments. Global Hard Assets Fund may invest more than 50% of its assets in such securities. The Funds are therefore subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.
REITs are pooled investment vehicles whose assets consist primarily of interests in real estate and real estate loans. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own interest in property and realize income from the rents and gain or loss from the sale of real estate interests. Mortgage REITs invest in real estate mortgage loans and realize income from interest payments on the loans. Hybrid REITs invest in both equity and debt. Equity REITs may be operating or financing companies. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property. REITS are not taxed on income distributed to shareholders, provided they comply with several requirements of the Code.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).
Under recent tax legislation, individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs and certain taxable income from publicly traded partnerships. Proposed regulations issued by the Internal Revenue Service (“IRS”), which can be relied upon currently, enable the Fund to pass through the special character of “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income), but not qualified publicly traded partnership income, to a shareholder, provided both the Fund and a shareholder meet certain holding period requirements with respect to their shares. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the RIC shares were held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses.
REGULATORY
Changes in the laws or regulations of the United States or the Cayman Islands, including any changes to applicable tax laws and regulations, could impair the ability of the CM Commodity Index Fund and the International Investors Gold Fund to achieve their investment objective and could increase the operating expenses of each of these Funds or the wholly owned subsidiary of the International Investors Gold Fund (the “Gold Subsidiary”) or the CMCI Subsidiary. For example, in 2012, the CFTC adopted amendments to its rules that affect the ability of certain investment advisers to registered investment companies and other entities to rely on previously available exclusions or exemptions from registration under the CEA and regulations thereunder. In addition, the CFTC or the SEC could at any time alter the regulatory requirements governing the use of commodity futures, options on commodity futures, structured notes or swap transactions by investment companies, which could result in the inability of the International Investors Gold Fund or the CM Commodity Index Fund to achieve its investment objective through its current strategies.
Specifically, these amendments, which became effective on January 1, 2013, require an investment adviser of a registered investment company to register with the CFTC as a “commodity pool operator” (“CPO”) if the investment company either markets itself as a vehicle for trading commodity interests or conducts more than a de minimis amount of speculative trading in commodity interests.
The staff of the CFTC issued temporary no-action relief (the “No-Action Relief”) from CPO registration to operators of funds-of-funds that cannot reasonably know whether indirect exposure to commodity interests would prevent them from qualifying for an exemption from registration as a CPO. The No-Action relief provides operators of funds-of-funds with relief from CPO registration until the later of June 30, 2013, or six months after the CFTC issues revised guidance on the application of the CFTC’s trading restrictions to funds-of-funds. In reliance on the No-Action Relief, VEAC has claimed a temporary exemption from registration as a CPO in relation to VanEck NDR Managed Allocation Fund. To the extent the VanEck NDR Managed Allocation Fund and VEAC are required to comply with applicable CFTC disclosure, reporting and recordkeeping regulations, compliance with such regulations could increase the Fund’s expenses, adversely affecting the Fund’s total return.
As a result of the amendments referenced above and based on the CM Commodity Index Fund’s and its CMCI Subsidiary’s current investment strategies, the CM Commodity Index Fund and the CMCI Subsidiary are each a “commodity pool” and VEARA, which is currently registered with the CFTC as a CPO and commodity trading adviser under the CEA, is considered a CPO with respect to the CM Commodity Index Fund and the CMCI Subsidiary. Accordingly, CM Commodity Index Fund and VEARA are subject to dual regulation by the CFTC and the SEC. In August 2013, the CFTC adopted regulations that seek to “harmonize” CFTC regulations with overlapping SEC rules and regulations. Pursuant to the CFTC harmonization regulations, CM Commodity Index Fund and VEARA may elect to meet the requirements of certain CFTC regulations by complying with specific SEC rules and regulations relating to disclosure and reporting requirements. The CFTC could deem CM Commodity Index Fund or VEARA in violation of an applicable CFTC regulation if CMCI Commodity Index Fund or VEARA failed to comply with a related SEC regulatory requirement under the CFTC harmonization regulations. CM Commodity Index Fund and VEARA will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations even if they elect substitute compliance under the CFTC harmonization regulations. Compliance with the CFTC regulations could increase CM Commodity Index Fund’s expenses, adversely affecting the Fund’s total return. In addition, the CFTC or the SEC could at any time alter the regulatory requirements governing the use of commodity index-linked notes, commodity futures, options on commodity futures or swap transactions by investment companies, which could result in the inability of the CM Commodity Index Fund to achieve its investment objective through its current strategies.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS
Each of the Funds may enter into repurchase agreements. Repurchase agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by a Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that a Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. A Fund will accrue interest from the institution until the time when the repurchase is to occur. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Funds will only enter into a repurchase agreement where (i) the underlying securities are of the type which a Fund’s investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times be equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.
The Funds may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by the Funds of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Funds will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when it will be advantageous to the Funds. In addition, reverse repurchase agreements may be viewed as a form of borrowing, and borrowed assets used for investment creates leverage risk. Leverage can create and interest expense that may lower the Funds’ overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Funds’ volatility and risk of loss.
RULE 144A AND SECTION 4(a)(2) SECURITIES
The Funds may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or which are otherwise not readily marketable.
Rule 144A under the 1933 Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act of resale of certain securities to qualified institutional buyers.
Each Adviser will monitor the liquidity determinations of restricted securities in the Funds’ holdings pursuant to Rule 22e-4. The determination of whether a Rule 144A security is liquid or illiquid will take into account relevant market, trading, and investment-specific considerations consistent with applicable SEC guidance. Additional factors that may be considered include: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanisms of the transfer).
In addition, commercial paper may be issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the 1933 Act. Such commercial paper is restricted as to disposition under the federal securities laws and, therefore, any resale of such securities must be effected in a transaction exempt from registration under the 1933 Act. Such commercial paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity.
Securities eligible for resale pursuant to Rule 144A under the 1933 Act and commercial paper issued in reliance on the Section 4(a)(2) exemption under the 1940 Act may be determined to be liquid in accordance with Rule 22e-4 for purposes of complying with investment restrictions applicable to investments by the Funds in illiquid investments. To the extent such securities are determined to be illiquid, they will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

SECURITIES LENDING
The Funds may lend securities to approved borrowers, including affiliates of the Funds’ securities lending agent, State Street Bank and Trust Company (“State Street”). Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides cash or non-cash collateral equal to at least 102% (105% for foreign securities) of the value of the securities loaned. Collateral is maintained by State Street on behalf of the Funds. Cash received as collateral through loan transactions is generally invested in shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation. Non-cash collateral consists of securities issued or guaranteed by the United States government or one of its agencies and cannot be re-hypothecated by the Funds. The Funds maintain the ability to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, the collateral may be sold and a replacement investment may be purchased in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

SHORT SALES
The Funds may short sell equity securities. The Funds will establish a segregated account with respect to their short sales and maintain in the account cash not available for investment or U.S. government securities or other liquid, high-quality securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, U.S. government securities or other liquid, high-quality securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short.

SUBSIDIARY
International Investors Gold Fund’s investments in the Gold Subsidiary and CM Commodity Index Fund’s investments in the CMCI Subsidiary are expected to provide such Funds with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal Revenue Service (“IRS”) revenue rulings, as discussed below under “Taxation.” Each of the Gold Subsidiary and the CMCI Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors. International Investors Gold Fund is the sole shareholder of the Gold Subsidiary, and it is not currently expected that shares of the Gold Subsidiary will be sold or offered to other investors. CM Commodity Index Fund is the sole shareholder of the CMCI Subsidiary, and it is not currently expected that shares of the CMCI Subsidiary will be sold or offered to other investors. It is expected that the Gold Subsidiary will primarily invest in gold bullion, gold futures and other instruments that provide direct or indirect exposure to gold, including ETFs, and also may invest in silver, platinum and palladium bullion and futures. It is expected that the CMCI Subsidiary will primarily invest in commodity-linked derivative instruments, including swap agreements, futures and options on futures. To the extent that International Investors Gold Fund invests in the Gold Subsidiary, such Fund may be subject to the risks associated with those instruments and other securities. To the extent that the CM Commodity Index Fund invests in the CMCI Subsidiary, such Fund may be subject to the risks associated with those derivative instruments and other securities.
While each of the Gold Subsidiary and the CMCI Subsidiary may be considered similar to investment companies, it is not registered under the 1940 Act and, unless otherwise noted in the applicable Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of International Investors Gold Fund and/or the Gold Subsidiary and/or CM Commodity Index Fund and/or the CMCI Subsidiary to operate as described in the applicable Prospectus and this SAI and could eliminate or severely limit such Fund’s ability to invest in the Gold Subsidiary or the CMCI Subsidiary (as applicable) which may adversely affect such Funds and their shareholders.
SWAPS
The Funds may enter into swap agreements. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. The swaps in which the CM Commodity Index Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index.
A Fund may also enter into credit default swaps, index swaps and interest rate swaps. Credit default swaps may have as reference obligations one or more securities or a basket of securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. Index swaps, also called total return swaps, involves a Fund entering into a contract with a counterparty in which the counterparty will make payments to the Fund based on the positive returns of an index, such as a corporate bond index, in return for the Fund paying to the counterparty a fixed or variable interest rate, as well as paying to the counterparty any negative returns on the index. In a sense, a Fund is purchasing exposure to an index in the amount of the notional principal in return for making interest rate payments on the notional principal. As with interest-rate swaps, the notional principal does not actually change hands at any point in the transaction. Cross-currency swaps are interest rate swaps in which the notional amount upon which the fixed interest rate is accrued is denominated in another currency and the notional amount upon which the floating rate is accrued is denominated in another currency. The notional amounts are typically determined based on the spot exchange rate at the inception of the trade. The swaps in which a Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Global Hard Assets Fund may also enter into other asset swaps. Asset swaps are similar to swaps in that the performance of one hard asset (e.g., gold) may be “swapped” for another (e.g., energy).
Swaps do not typically involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap defaults, a Fund’s risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. In addition, as of the date of this SAI, UBS Financial Services, Inc. was the only available counterparty with which the CM Commodity Index Fund may enter into swaps contracts on the CMCI. Accordingly, this increases the CM Commodity Index Fund’s exposure to these counterparty risks. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. Also, if a counterparty’s creditworthiness declines, the value of the swap would likely decline.
Certain standardized swaps are subject to mandatory central clearing and exchange-trading. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract.
TRACKING ERROR
The returns of VanEck Morningstar Wide Moat Fund and CM Commodity Index Fund’s return may not match the return of the indexes that each of these funds seeks to track due to, among other factors, the Fund incurring operating expenses, and not being fully invested at all times as a result of cash inflows and cash reserves to meet redemptions.
U.S. GOVERNMENT AND RELATED OBLIGATIONS
U.S. government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. government. U.S. government and related obligations may be structured as fixed-, variable- or floating-rate obligations.

While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government, securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government would provide financial support to any of these entities if it is not obligated to do so by law.
WHEN, AS AND IF ISSUED SECURITIES
Each Fund may purchase securities on a “when, as and if issued” basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized by a Fund until its Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also earmark or establish a segregated account on the Fund’s books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. The value of a Fund’s commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% (2% in the case of warrants which are not listed on an exchange) of the value of the Fund’s total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund assets committed to the purchase of securities on a “when, as and if issued” basis may increase the volatility of its net asset value. A Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.
ADDITIONAL INFORMATION ABOUT THE CMCI
The following is a more complete description of the UBS Bloomberg Constant Maturity Commodity Total Return Index (the “CMCI”), including, without limitation, information about the composition, weighting, method of calculation and procedures for changes in components and weights.
Overview of the CMCI
The CMCI represents a basket of commodity futures contracts with 29 components (as of August 1, 2019). Exposure to each component is allocated across a range of maturity pillars ranging from three months up to a maximum of three years. Not all commodities have the full range of maturity exposures. In contrast, traditional commodity indices typically invest in front-month and next-month futures contracts which have shorter tenors (time to maturity) than the average CMCI tenor.
The CMCI also employs a “constant maturity” approach by relying on a continuous roll methodology in which the Index invests in and out of future contracts on a daily basis in order to maintain the average maturity of each pillar. This methodology differs from traditional commodity indices, which usually are pre-defined to roll during a fixed window of days on a monthly or bi-monthly basis. The CMCI represents commodities in five primary sectors: Energy, Agriculture, Industrial Metals, Precious Metals and Livestock. The underlying commodities trade on various exchanges.
The return of the CMCI is generated by two components: (i) uncollateralized returns from holding and rolling of futures contracts comprising the Index and (ii) a fixed-income return, which reflects the interest earned on a hypothetical 13-week U.S. Treasury bill portfolio theoretically deposited as full collateral for the notional exposure of hypothetical positions in the futures contracts comprising the Index.
As of August 2019, the CMCI consisted of the following commodity sectors with the following relative Target Weights: Energy (35.47%), Agriculture (27.94%), Industrial Metals (26.84%), Precious Metals (5.76%) and Livestock (3.99%).
Component Selection and Target Weights
The weighting process for the Index is designed to reflect the economic significance and market liquidity of each commodity. The Index sponsors use a two-step approach to determine Target Weights: first, economic indicators (regional Consumer Price Indexes (CPI), Producer Price Indexes (PPI) and Gross Domestic Projects (GDP)), along with liquidity analysis, are used to determine the sector weights (Energy, Agriculture, Industrial Metals, Precious Metals and Livestock); secondly, global consumption data in conjunction with further liquidity analysis is used to calculate the individual component weights. In order to ensure a high level of diversification and avoid unnecessary dilution, the weight of any individual index component is limited to 20% and any commodity with a weight that is lower than 0.60% is excluded from the CMCI.
Changes in the Target Weights and/or Index Composition
The CMCI Governance Committee (in consultation with the CMCI Advisory Committee) reviews the selection and weightings of the futures contracts in the annual meeting in the first half of the year or at any special meeting called by the

CMCI Advisory Committee. New Target Weights are therefore established on an annual basis during the CMCI Governance Committee meetings, subject to ratification by the Index Sponsor. The Index is rebalanced to the new Target Weights during the maintenance period, which is the final three CMCI business days at the end of July.
Tenors of Contracts
The CMCI represents a weighted average of all available CMCI constant maturities (ranging from three months to over three years). The distribution of weights to available tenors (time to maturity) is a function of relative liquidity of the underlying futures contracts. As of August 2019, the average tenor of the futures contracts comprising the Index is approximately 6 1/2 months. Since the relative liquidity of commodity futures contracts for a given commodity tends to decline as time to maturity increases, the weights of the longer-dated tenors are typically lower than those for the short-dated tenors for a given commodity.
Rebalancing of the Index Components
Due to price movements, the weight of each component in the Index will fluctuate from its Target Weight over time. The weight of each Index component is therefore rebalanced over the final three CMCI Business Days of each month in order to bring each underlying commodity risk position back to its Target Weight for each tenor. The process is automatic and is implemented via a pre-defined methodology. The Index provider may delay or change a scheduled rebalancing or reconstitution of the CMCI or the implementation of certain rules at its sole discretion.

Calculation of the Index
The CMCI is calculated and disseminated by UBS approximately every fifteen seconds (assuming the Index level has changed within such fifteen-second interval) from 8:00 a.m. to 3:00 p.m., New York City time, and a daily closing Index level is published between 4:00 p.m. and 6:00 p.m., New York City time, on each Trading Day. Information relating to the CMCI is available via Bloomberg on pages CUBS, CMCN or CMCX and from Reuters on page UBSCMCI. Index information is also available on the Bloomberg website: http://www.bloomberg.com (Select “COMMODITIES” from the drop-down menu entitled “Market Data”). For further information on CMCI methodology and CMCI index values, investors can go to http://www.ubs.com/cmci.
Total Return
CMCI is a “total return” index. In addition to uncollateralized returns generated from the futures contracts comprising the Index, a daily fixed-income return is added, which reflects the interest earned on a hypothetical 13-week Treasury bill portfolio which theoretically collateralizes 100% of the notional value of the hypothetical positions in the futures contracts comprising the CMCI. The rate used to calculate the daily fixed-income return is the 13-week U.S. Treasury bill Auction High Rate, as published by the “Treasury Security Auction Results” report, published by the Bureau of the Public Debt currently available on the website: http://www.treasurydirect.gov/instit/annceresult/press/preanre/preanre.htm. The rate is generally published once per week on Monday and generally made effective with respect to the Index on the following Trading Day.
ADDITIONAL INFORMATION ABOUT MORNINGSTAR WIDE MOAT FOCUS INDEX
The Wide Moat Focus Index is a rules-based index intended to offer exposure to companies that the Index Provider determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”). Wide moat companies are selected from the universe of companies represented in the Morningstar® US Market IndexSM, a broad market index representing 97% of U.S. market capitalization. The Wide Moat Focus Index targets a select group of wide moat companies: those that according to Morningstar’s equity research team are attractively priced as of each Wide Moat Focus Index review. Out of the companies in the Morningstar US Market Index that the Index Provider determines are wide moat companies, the Index Provider selects companies to be included in the Wide Moat Focus Index as determined by the ratio of the Index Provider’s estimate of fair value of the issuer’s common stock to the price. The Index Provider’s equity research team’s fair value estimates are calculated using a standardized, proprietary valuation model.
A selection committee, comprising members of Morningstar’s equity research team, makes the final determination of whether a company is a wide moat company. Only those companies with one or more of the identifiable competitive advantages, as determined by the Index Provider’s equity research team and agreed to by the selection committee, are wide moat companies. The quantitative factors used to identify competitive advantages include historical and projected returns on invested capital relative to cost of capital. The qualitative factors used to identify competitive advantages include customer switching cost (i.e., the costs of customers switching to competitors), internal cost advantages, intangible assets (e.g., intellectual property and brands), network effects (i.e., whether products or services become more valuable as the number of customers grows) and efficient scale (i.e., whether the company effectively serves a limited market that potential rivals have little incentive to enter into). The Index Provider’s equity research team uses a standardized, proprietary valuation model to assign fair values to potential Wide Moat Focus Index constituents’ common stock.
The Index Provider’s equity research team estimates the issuer’s future free cash flows and then calculates an enterprise value using weighted average costs of capital as the discount rate. The Index Provider’s equity research team then assigns each issuer’s common stock a fair value by adjusting the enterprise value to account for net debt and other adjustments.
A buffer rule is applied to the current Wide Moat Focus Index constituents. Those that are ranked in the top 150% of stocks representing the lowest current market price/fair value price eligible for inclusion in the Wide Moat Focus Index will remain in the Wide Moat Focus Index at the time of reconstitution and those that fall outside of the top 150% are excluded from the Index. The maximum weight of an individual sector in the Wide Moat Focus Index is capped at 10% more than its corresponding weight in the Morningstar US Market Index at the time of reconstitution, or 40%, whichever is higher.
As of December 31, 2019, the Wide Moat Focus Index included 48 securities of companies with a market capitalization range of between approximately $1.6 billion and $1,203 billion and a weighted average market capitalization of $143.4 billion. These amounts are subject to change.
The Wide Moat Focus Index employs a staggered rebalance methodology. The Wide Moat Focus Index is divided into two equally-weighted sub-portfolios, and each is reconstituted and rebalanced semi-annually on alternating quarters. Each subportfolio will contain 40 equally-weighted securities at its semi-annual reconstitution and weights will vary with market prices until the next reconstitution date. Due to the staggered rebalance methodology, constituents and weightings may vary between sub-portfolios. Each sub-portfolio is reweighted to 50% of the total Wide Moat Focus Index every six months. Adjustments to one sub-portfolio are performed after the close of business on the third Friday of March and September and adjustments to the other sub-portfolio are performed after the close of business on the third Friday of June and December, and all adjustments are effective on the following Monday. If the Monday is a market holiday, reconstitution and rebalancing occurs on the Tuesday immediately following. The Index provider may delay or change a scheduled rebalancing or reconstitution of the Wide Moat Focus Index or the implementation of certain rules at its sole discretion.
Rebalancing data, including constituent weights and related information, is posted on the Index Provider’s website at the end of each quarter-end month. Target weights of the constituents are not otherwise adjusted between quarters except in the event of certain types of corporate actions.
FUNDAMENTAL INVESTMENT RESTRICTIONS
The following investment restrictions are in addition to those described in the Prospectuses. These investment restrictions are “fundamental” and may be changed with respect to the Fund only with the approval of the holders of a majority of the Fund’s “outstanding voting securities” as defined in the 1940 Act. As to any of the following investment restrictions, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the investment restriction. In the case of borrowing, however, a Fund will promptly take action to reduce the amount of the Fund’s borrowings outstanding if, because of changes in the net asset value of the Fund due to market action, the amount of such borrowings exceeds one-third of the value of the Fund’s net assets. The fundamental investment restrictions are as follows:
Each Fund may not:

1.	Borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

2.
Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

3.
Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

4.	Issue senior securities, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

5.
Purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund may not:

6.
Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities, except that International Investors Gold Fund may invest in gold and silver coins which are legal tender in the country of issue and gold and silver bullion, and palladium and platinum group metals bullion.

7.
Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that Global Hard Assets Fund will invest 25% or more of its total assets in “hard assets” industries as defined in its Prospectus, and International Investors Gold Fund may invest 25% or more of its total assets in the gold-mining industry. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Emerging Markets Bond Fund may not:

6.
Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities.

7.
Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry. This limit does not apply to (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (ii) securities of other investment companies.

CM Commodity Index Fund may not:

6.
Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities.

7.
Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, provided that this restriction does not limit the Fund’s investments in (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities of other investment companies, and provided further that (iii) to the extent the benchmark index for the Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry.

VanEck Morningstar Wide Moat Fund may not:

6.
Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities.

7.
Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Van Eck NDR Managed Allocation Fund may not:

6.
Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities.

7.
Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry or group of industries, provided that this restriction does not limit the Fund’s investments in (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (ii) securities of other investment companies.

In addition, each of CM Commodity Index Fund, Emerging Markets Fund, Global Hard Assets Fund and VanEck NDR Managed Allocation Fund may not invest in a manner inconsistent with each of their classifications as a “diversified company” as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.
For purposes of Restriction 1, the 1940 Act generally permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act generally requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage generally means the ratio that the value of a Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.
For purposes of Restriction 4, “senior securities” are generally Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act generally prohibits a Fund from issuing senior securities, except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks. A Fund also may borrow an amount equal to up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.
For the purposes of Restriction 7, companies in different geographical locations will not be deemed to be in the same industry if the investment risks associated with the securities of such companies are substantially different. For example, although generally considered to be “interest rate-sensitive,” investing in banking institutions in different countries is generally dependent upon substantially different risk factors, such as the condition and prospects of the economy in a particular country and in particular industries, and political conditions. Similarly, each foreign government issuing securities (together with its agencies and instrumentalities) will be treated as a separate industry. Also, for the purposes of Restriction 7, investment companies are not considered to be part of an industry. To the extent a Fund invests its assets in underlying investment companies, 25% or more of such Fund’s total assets may be indirectly exposed to a particular industry or group of related industries through its investment in one or more underlying investment companies. In accordance with each of VanEck Morningstar Wide Moat Fund and VanEck NDR Managed Allocation Fund’s principal investment strategies as set forth in its Prospectus, each Fund invests its assets in underlying investment companies.
VanEck Morningstar Wide Moat Fund may invest its remaining assets in securities not included in the Moat Index, money market instruments or funds which reinvest exclusively in money market instruments, exchange traded products, in stocks that are in the relevant market but not the Fund’s Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the shares, and stock index swaps and swaptions, each with a view towards providing the Fund with exposure to the securities in its respective Index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.
PORTFOLIO HOLDINGS DISCLOSURE
The Funds have adopted policies and procedures governing the disclosure of information regarding the Funds’ portfolio holdings. They are reasonably designed to prevent selective disclosure of the Funds’ portfolio holdings to third parties, other than disclosures that are consistent with the best interests of the Funds’ shareholders. The Board is responsible for overseeing the implementation of these policies and procedures, and will review them annually to ensure their adequacy.
These policies and procedures apply to employees of the Advisers, administrator, principal underwriter, and all other service providers to the Funds that, in the ordinary course of their activities, come into possession of information about the Funds’ portfolio holdings. These policies and procedures are made available to each service provider.
The following outlines the policies and procedures adopted by the Funds regarding the disclosure of portfolio-related information:
Generally, it is the policy of the Funds that no current or potential investor (or their representative), including any Fund shareholder (collectively, “Investors”), shall be provided information about a Fund’s portfolio on a preferential basis in advance of the provision of that same information to other investors.
Disclosure to Investors. Portfolio holdings information for the Funds is available to all investors on the VanEck website at vaneck.com. Information regarding the Funds’ top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, this information is posted to the website within 10 business days of the end of the applicable month. The Funds may also publish a detailed list of the securities held by such Fund as of each month-end, which is generally posted to the website within 10 business days after the end of the applicable month. This information generally remains available on the website until new information is posted. Each Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

Best Interest of the Funds: Information regarding the Funds’ specific security holdings, sector weightings, geographic distribution, issuer allocations and related information (“Portfolio-Related Information”), shall be disclosed to the public only (i) as required by applicable laws, rules or regulations, (ii) pursuant to the Funds’ Portfolio-Related Information disclosure policies and procedures, or (iii) otherwise when the disclosure of such information is determined by the Trust’s officers to be in the best interest of Fund shareholders.
Conflicts of Interest: Should a conflict of interest arise between a Fund and any of the Fund’s service providers regarding the possible disclosure of Portfolio-Related Information, the Trust’s officers shall resolve any conflict of interest in favor of the Fund’s interest. In the event that an officer of the Fund is unable to resolve such a conflict of interest, the matter shall be referred to the Trust’s Audit Committee for resolution.
Equality of Dissemination: Shareholders of the same Fund shall be treated alike in terms of access to the Fund’s portfolio holdings. With the exception of certain selective disclosures, noted in the paragraph below, Portfolio-Related Information with respect to a Fund shall not be disclosed to any Investor prior to the time the same information is disclosed publicly (e.g., posted on the Fund’s website). Accordingly, all Investors will have equal access to such information.
Selective Disclosure of Portfolio-Related Information in Certain Circumstances: In some instances, it may be appropriate for a Fund to selectively disclose a Fund’s Portfolio-Related Information (e.g., for due diligence purposes, disclosure to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.
Conditional Use of Selectively-Disclosed Portfolio-Related Information: To the extent practicable, each of the Trust’s officers shall condition the receipt of Portfolio-Related Information upon the receiving party’s written agreement to both keep such information confidential and not to trade Fund shares based on this information.
Compensation: No person, including officers of the Funds or employees of other service providers or their affiliates, shall receive any compensation in connection with the disclosure of Portfolio-Related Information. Notwithstanding the foregoing, the Funds reserve the right to charge a nominal processing fee, payable to the Funds, to non-shareholders requesting Portfolio-Related Information. This fee is designed to offset the Fund’s costs in disseminating such information.
Source of Portfolio-Related Information: All Portfolio-Related Information shall be based on information provided by the Fund’s administrator(s)/accounting agent.
The Funds may provide non-public portfolio holdings information to third parties in the normal course of their performance of services to the Funds, including to the Funds’ auditors; custodian; financial printers; counsel to the Funds or counsel to the Funds’ independent trustees; regulatory authorities; and securities exchanges and other listing organizations. In addition, the Funds may provide non-public portfolio holdings information to data providers, fund ranking/rating services, and fair valuation services. The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed.
There can be no assurance that the Funds’ policies and procedures regarding selective disclosure of the Funds’ portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.
The Board shall be responsible for overseeing the implementation of these policies and procedures. These policies and procedures shall be reviewed by the Board on an annual basis for their continuing appropriateness.
Additionally, the Funds shall maintain and preserve permanently in an easily accessible place a written copy of these policies and procedures. The Fund shall also maintain and preserve, for a period not less than six years (the first two years in an easily accessible place), all Portfolio-Related Information disclosed to the public.
INVESTMENT ADVISORY SERVICES
The following information supplements and should be read in conjunction with the section in the Prospectuses entitled “Shareholder Information – Management of the Funds.”
Van Eck Associates Corporation acts as investment manager to all the Funds (except CM Commodity Index Fund) and, subject to the supervision of the Board, is responsible for the day-to-day investment management of the Funds. VEAC is a private company with headquarters in New York and acts as adviser or sub-adviser to other mutual funds, ETFs, other pooled investment vehicles and separate accounts. Van Eck Absolute Return Advisers Corporation acts as investment manager to CM Commodity Index Fund and, subject to the supervision of the Board, is responsible for the day-to-day investment management of CM Commodity Index Fund. VEARA is a private company with headquarters in New York and acts as adviser to other pooled investment vehicles. VEARA is a wholly owned subsidiary of VEAC and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and with the CFTC as a CPO and a CTA under the CEA.

VEAC and VEARA each serve as investment manager to the applicable Funds pursuant to an investment advisory agreement between the Trust and such Adviser (each, an “Advisory Agreement”). The advisory fee paid pursuant to each Advisory Agreement is computed daily and paid monthly by each Fund to its Adviser at the following annual rates: CM Commodity Index Fund pays VEARA a fee at the annual rate of 0.75% of the Fund’s average daily net assets, which includes the fee paid to VEARA for accounting and administrative services; Emerging Markets Fund pays VEAC a fee at the annual rate of 0.75% of average daily net assets of the Fund; Global Hard Assets Fund pays VEAC a fee at the annual rate of 1.00% of the first $2.5 billion of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $2.5 billion, which includes the fee paid to VEAC for accounting and administrative services; International Investors Gold Fund pays VEAC a fee at the annual rate of 0.75% of the first $500 million of average daily net assets of the Fund, 0.65% of the next $250 million of average daily net assets and 0.50% of average daily net assets in excess of $750 million; Emerging Markets Bond Fund pays VEAC a fee at the annual rate of 0.80% of the first $1.5 billion of average daily net assets of the Fund and 0.75% of average daily net assets in excess of $1.5 billion, which includes the fee paid to VEAC for accounting and administrative services; VanEck Morningstar Wide Moat Fund pays VEAC a fee at the annual rate of 0.45% of average daily net assets, which includes the fee paid to VEAC for accounting and administrative services; and VanEck NDR Managed Allocation Fund pays VEAC a fee at the annual rate of 0.80% of average daily net assets, which includes the fee paid to VEAC for accounting and administrative services. Each class of a Fund’s shares pays its proportionate share of the Fund’s fee. For purposes of calculating these fees for the International Investors Gold Fund and CM Commodity Index Fund, the net assets of each Fund include the value of each Fund’s interest in the Gold Subsidiary and the CMCI Subsidiary, respectively. Each of the Gold Subsidiary and the CMCI Subsidiary does not pay VEAC or VEARA, respectively, a fee for managing the Gold Subsidiary’s or the CMCI Subsidiary’s portfolio.
Under its respective Advisory Agreement, each Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund to which it serves as an adviser, manages the investment of such Fund’s assets. Each Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds it manages.
Each Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding the following:

Fund	Expense Cap	Fee Arrangement Duration Date
CM Commodity Index Fund
Class A	0.95%	May 1, 2021
Class I	0.65%	May 1, 2021
Class Y	0.70%	May 1, 2021

Emerging Markets Fund
Class A	1.60%	May 1, 2021
Class C	2.50%	May 1, 2021
Class I	1.00%	May 1, 2021
Class Y	1.10%	May 1, 2021
Class Z	0.90%	May 1, 2021

Global Hard Assets Fund
Class A	1.38%	May 1, 2021
Class C	2.20%	May 1, 2021
Class I	0.95%	May 1, 2021
Class Y	1.13%	May 1, 2021

International Investors Gold Fund
Class A	1.45%	May 1, 2021
Class C	2.20%	May 1, 2021
Class I	1.00%	May 1, 2021
Class Y	1.10%	May 1, 2021

Emerging Markets Bond Fund
Class A	1.25%	May 1, 2021
Class I	0.95%	May 1, 2021
Class Y	1.00%	May 1, 2021

VanEck Morningstar Wide Moat Fund
Class I	0.59%	May 1, 2021
Class Z	0.49%	May 1, 2021

VanEck NDR Managed Allocation Fund
Class A	1.15%	May 1, 2021
Class I	0.85%	May 1, 2021
Class Y	0.90%	May 1, 2021
During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.
In addition to providing investment advisory services, VEAC also performs accounting and administrative services for Emerging Markets Fund and International Investors Gold Fund pursuant to a written agreement. For these accounting and administrative services, a fee is calculated daily and paid monthly at the following annual rates: Emerging Markets Fund pays VEAC a fee of 0.25% of average daily net assets and International Investors Gold Fund pays the VEAC a fee equal to 0.25% on the first $750 million of average daily net assets, and 0.20% of average daily net assets in excess of $750 million.
Pursuant to each Advisory Agreement, the Trust has agreed to indemnify each Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.
Investments in the securities of underlying funds involve duplication of advisory fees and certain other expenses. By investing in an underlying fund, VanEck Morningstar Wide Moat Fund and VanEck NDR Managed Allocation Fund become a shareholders of that underlying fund. As a result, VanEck Morningstar Wide Moat Fund’s and VanEck NDR Managed Allocation Fund’s shareholders will indirectly bear each Fund’s proportionate share of the fees and expenses paid by shareholders of the underlying fund, in addition to the fees and expenses each Fund’s shareholders directly bear in connection with each Fund’s own operations. To minimize the duplication of fees, VEAC has agreed to waive the management fee it charges to VanEck Morningstar Wide Moat Fund and VanEck NDR Managed Allocation Fund by any amount it collects as a management fee from an underlying fund managed by VEAC, as a result of an investment of each Fund’s assets in such underlying fund.
The management fees earned and the expenses waived or assumed by each Adviser for the past three fiscal years are as follows:

		MANAGEMENT FEES	EXPENSES WAIVED/ASSUMED BY THE ADVISERS
CM Commodity Index Fund	2019	$3,649,521	$1,645,687
	2018	$3,325,661	$1,492,862
	2017	$2,525,553	$944,540
Emerging Markets Fund	2019	$15,173,944	$1,981,311
	2018	$15,417,556	$1,645,390
	2017	$11,266,119	$1,292,839
Global Hard Assets Fund	2019	$10,887,700	$1,609,168
	2018	$20,056,103	$2,372,275
	2017	$21,497,198	$1,918,313
International Investors Gold Fund	2019	$4,679,595	$434,045
	2018	$4,683,013	$291,567
	2017	$4,897,641	$145,942
Emerging Markets Bond Fund	2019	$158,547	$291,064
	2018	$296,291	$205,442
	2017	$647,619	$178,958
VanEck Morningstar Wide Moat Fund	2019	$32,052	$205,811
	2018	$26,123	$109,754
	2017*	$3,511	$103,640
VanEck NDR Managed Allocation Fund	2019	$321,676	$286,769
	2018	$356,563	$207,158
	2017	$175,718	$199,246
*VanEck Morningstar Wide Moat Fund commenced operations on November 6, 2017.

Each Advisory Agreement provides that it shall continue in effect from year to year as long as it is approved at least annually by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, provided that in either event such continuance also is approved by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. Each Advisory Agreement is also terminable upon 60 days’ notice by the applicable Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
THE DISTRIBUTOR
Shares of the Funds are offered on a continuous basis and are distributed through Van Eck Securities Corporation, the Distributor, 666 Third Avenue, New York, New York, 10017, a wholly owned subsidiary of VEAC and an affiliate of VEARA. The Board has approved a Distribution Agreement appointing the Distributor as distributor of shares of the Funds.
The Trust has authorized one or more intermediaries (who are authorized to designate other intermediaries) to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when the authorized broker or its designee accepts the order. Orders will be priced at the net asset value next computed after they are accepted by the authorized broker or its designee.
The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Funds and preparing, printing and distributing advertising or promotional materials. The Funds will pay all fees and expenses in connection with registering and qualifying their shares under federal and state securities laws. The Distribution Agreement is reviewed and approved annually by the Board.

The Distributor retained underwriting commissions on sales of shares of the Funds during the past three fiscal years, after reallowance to dealers, as follows:

		VAN ECK SECURITIES CORPORATION	REALLOWANCE TO DEALERS
CM Commodity Index Fund	2019	$1,597	$12,434
	2018	$1,275	$8,673
	2017	$2,330	$14,613
Emerging Markets Fund	2019	$20,208	$213,079
	2018	$54,561	$349,463
	2017	$44,591	$285,466
Global Hard Assets Fund	2019	$10,935	$71,655
	2018	$17,580	$113,040
	2017	$27,107	$174,513
International Investors Gold Fund	2019	$54,928	$491,289
	2018	$56,993	$367,655
	2017	$55,769	$358,113
Emerging Markets Bond Fund	2019	$446	$3,240
	2018	$1,294	$8,000
	2017	$1,095	$7,084
VanEck Morningstar Wide Moat Fund	2019	N/A	N/A
	2018	N/A	N/A
	2017*	N/A	N/A
VanEck NDR Managed Allocation Fund	2019	$332	$2,509
	2018	$17	$111
	2017	$2,846	$17,573

*VanEck Morningstar Wide Moat Fund commenced operations on November 6, 2017.

PLAN OF DISTRIBUTION (12B-1 PLAN)
Each Fund has adopted a plan of distribution pursuant to Rule 12b-1 (collectively, the “Plan”) on behalf of its Class A and Class C shares (where applicable) which provides for the compensation of brokers and dealers who sell shares of the Funds and/or provide servicing. The Plan is a compensation-type plan. Pursuant to the Plan, the Distributor provides the Funds at least quarterly with a written report of the amounts expended under the Plan and the purpose for which such expenditures were made. The Board reviews such reports on a quarterly basis.
The Plan is reapproved annually for each Fund’s Class A and Class C shares (where applicable) by the Board, including a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the operation of the Plan.
The Plan shall continue in effect as to each Fund’s Class A and Class C shares, provided such continuance is approved annually by a vote of the Board in accordance with the 1940 Act. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the Class A or Class C shareholders of the Funds (as applicable), and all material amendments to the Plan must also be approved by the Board in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not “interested persons” of a Fund and who have no direct or indirect financial interest in the operation of the Plan, or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund’s Class A or Class C shares (as applicable) on written notice to any other party to the Plan. The Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). So long as the Plan is in effect, the election and nomination of Trustees who are not “interested persons” of the Trust shall be committed to the discretion of the Trustees who are not “interested persons.” The Board has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The Funds will preserve copies of the Plan and any agreement or report made pursuant to Rule 12b-1 under the 1940 Act, for a period of not less than six years from the date of the Plan or such agreement or report, the first two years in an easily accessible place. For additional information regarding the Plan, see the Prospectuses.
For the fiscal year ended December 31, 2019, it is estimated that the Distributor spent the amounts received under the Plan in the following ways:

CM COMMODITY INDEX FUND
Class A

Total 12b-1 Fees	$71,608

Compensation to Dealers	(54,572)

Net 12b-1 Fees	17,036

Expenditures:
Printing and Mailing	(1,178)
Telephone and Internal Sales	(288)
Marketing Department	(14,340)
External Wholesalers	(49,754)
Total Expenditures	(65,560)

Expenditures in Excess of Net 12b-1 Fees	(48,524)(1)

(1) Represents 0.01% of the Fund’s net assets as of December 31, 2019.

	EMERGING MARKETS FUND		GLOBAL HARD ASSETS FUND
	Class A	Class C	Class A	Class C
Total 12b-1 Fees	$320,135	$261,215	$470,811	$186,259
Compensation to Dealers	(300,794)	(261,045)	(446,315)	(185,449)
Net 12b-1 Fees	19,341	170	24,496	810
Expenditures:
Printing and Mailing	(7,315)	(7,315)	(3,106)	(3,106)
Telephone and Internal Sales	(1,987)	(175)	(16,378)	(756)
Marketing Department	(64,582)	(17,091)	(90,784)	(9,517)
External Wholesalers	(254,803)	(76,601)	(268,997)	(37,391)
Total Expenditures	(328,687)	(101,182)	(379,265)	(50,770)
Expenditures in Excess of Net 12b-1 Fees	(309,346)(2)	(101,012)(3)	(354,769)(4)	(49,960)(2)

(2)	Represents 0.01% of the Fund’s net assets as of December 31, 2019.

(3)	Represents 0.00% of the Fund’s net assets as of December 31, 2019.

(4)	Represents 0.05% of the Fund’s net assets as of December 31, 2019.

	INTERNATIONAL INVESTORS GOLD FUND		EMERGING MARKETS BOND FUND
	Class A	Class C	Class A	Class C*
Total 12b-1 Fees	$567,712	$281,194	$12,388	$15,053
Compensation to Dealers	(464,543)	(279,513)	(9,054)	(15,034)
Net 12b-1 Fees	103,169	1,681	3,334	19
Expenditures:
Printing and Mailing	(2,651)	(2,651)	(1,105)	(1,105)
Telephone and Internal Sales	(11,390)	(697)	(62)	(33)
Marketing Department	(116,698)	(17,398)	(2,469)	(762)
External Wholesalers	(378,200)	(71,533)	(6,923)	(3,466)
Total Expenditures	(508,939)	(92,279)	(10,559)	(5,366)
Expenditures in Excess of Net 12b-1 Fees	(405,770)(5)	(90,598)(2)	(7,225)(6)	(5,347)(7)

* On April 30, 2020, Class C shares of Emerging Markets Bond Fund were converted into Class A shares of the Fund, and Class C shares were terminated.

(5)	Represents 0.06% of the Fund’s net assets as of December 31, 2019.

(6)	Represents 0.03% of the Fund's net assets as of December 31, 2019.

(7)	Represents 0.02% of the Fund's net assets as of December 31, 2019.

VANECK NDR MANAGED ALLOCATION FUND
Class A

Total 12b-1 Fees	$35,902

Compensation to Dealers	(23,430)

Net 12b-1 Fees	12,472

Expenditures:
Printing and Mailing	(2,556)
Telephone and Internal Sales	(96)
Marketing Department	(7,129)
External Wholesalers	(18,066)
Total Expenditures	(27,847)
Expenditures in Excess of Net 12b-1 Fees	(15,375)(8)

(8) Represents 0.04% of the Fund’s net assets as of December 31, 2019.

ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS
The Funds may make payments (either directly or as reimbursement to the Distributor or an affiliate of the Distributor for payments made by the Distributor) to financial intermediaries (such as brokers or third party administrators) for providing the types of services that would typically be provided by the Funds’ transfer agent, including sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder reporting, shareholder transaction processing, and/or the provision of call center support. These payments will be in lieu of, and may differ from, amounts paid to the Funds’ transfer agent for providing similar services to other accounts. These payments may be in addition to any amounts the intermediary may receive as compensation for distribution or shareholder servicing pursuant to the Plan or as part of any revenue sharing or similar arrangement with the Distributor or its affiliates, as described elsewhere in the Prospectuses.

PORTFOLIO MANAGER COMPENSATION
The Advisers’ portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and management of the funds for which they serve as portfolio manager. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Advisers and affiliates manage accounts with incentive fees.
The Advisers’ portfolio managers may serve as portfolio managers to other clients. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Funds. When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by a Fund, the prices of the Fund’s securities may be negatively affected. The compensation that a Fund’s portfolio manager receives for managing other client accounts may be higher than the compensation the portfolio manager receives for managing the Fund. The portfolio managers do not believe that their activities materially disadvantage the Fund. The Advisers have implemented procedures to monitor trading across funds and its Other Clients.
PORTFOLIO MANAGER SHARE OWNERSHIP
As of December 31, 2019, the dollar range of equity securities in a Fund beneficially owned by such Fund’s portfolio manager(s) and deputy portfolio manager (if any) is shown below.

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
David Austerweil
Emerging Markets Bond Fund (Deputy Portfolio Manager)					X
Charles Cameron
Global Hard Assets Fund (Deputy Portfolio Manager)					X
Imaru Casanova
International Investors Gold Fund (Deputy Portfolio Manager)					X
Eric Fine
Emerging Markets Bond Fund (Portfolio Manager)					X
Joseph Foster
International Investors Gold Fund (Portfolio Manager)						X
Gregory F. Krenzer, CFA
CM Commodity Index Fund (Deputy Portfolio Manager)			X
VanEck Morningstar Wide Moat Fund (Portfolio Manager)			X
John Lau
VanEck NDR Managed Allocation Fund (Deputy Portfolio Manager)				X
Peter H. Liao
VanEck Morningstar Wide Moat Fund (Portfolio Manager)	X

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
Roland Morris, Jr.
CM Commodity Index Fund (Portfolio Manager)		X
Shawn Reynolds
Global Hard Assets Fund (Portfolio Manager)					X
David Schassler
VanEck NDR Managed Allocation Fund (Portfolio Manager)					X
David Semple
Emerging Markets Fund (Portfolio Manager)							X
Angus Shillington
Emerging Markets Fund (Deputy Portfolio Manager)					X
OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
The following table provides the number of other accounts managed (excluding the Fund) and the total assets managed of such accounts by each Fund’s portfolio manager(s) and deputy portfolio manager (if any) within each category of accounts, as of December 31, 2019.

Fund	Name of Portfolio Manager/Deputy Portfolio Manager	Category of Account	Other Accounts Managed (As of December 31, 2019)		Accounts with respect to which the advisory fee is based on the performance of the account
			Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
CM Commodity Index Fund	Roland Morris, Jr. (Portfolio Manager)	Registered investment companies	0	$0	0	$0
		Other pooled investment vehicles	0	$0	0	$0
		Other accounts	0	$0	0	$0
CM Commodity Index Fund and	Gregory F. Krenzer, CFA (Deputy Portfolio Manager)	Registered investment companies	1	$8.96 Million	0	$0
		Other pooled investment vehicles	0	$0	0	$0
		Other accounts	0	$0	0	$0
VanEck Morningstar Wide Moat Fund	Gregory F. Krenzer, CFA (Deputy Portfolio Manager)	Registered investment companies	1	$469.12 Million	0	$0
		Other pooled investment vehicles	0	$0	0	$0
		Other accounts	0	$0	0	$0
Emerging Markets Fund	David Semple (Portfolio Manager)	Registered investment companies	3	$524.47 Million	0	$0
		Other pooled investment vehicles	2	$151.08 Million	0	$0
		Other accounts	2	$103.50 Million	0	$0
Emerging Markets Fund	Angus Shillington (Deputy Portfolio Manager)	Registered investment companies	3	$524.47 Million	0	$0
		Other pooled investment vehicles	2	$151.08 Million	0	$0
		Other accounts	2	$103.50 Million	0	$0
Global Hard Assets Fund	Charles Cameron (Deputy Portfolio Manager)	Registered investment companies	2	$1,443.80 Million	0	$0
		Other pooled investment vehicles	1	$60.90 Million	0	$0
		Other accounts	2	$105.85 Million	0	$0

Fund	Name of Portfolio Manager/Deputy Portfolio Manager	Category of Account	Other Accounts Managed (As of December 31, 2019)		Accounts with respect to which the advisory fee is based on the performance of the account
			Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Global Hard Assets Fund	Shawn Reynolds (Portfolio Manager)	Registered investment companies	2	$1,443.80 Million	0	$0
		Other pooled investment vehicles	1	$60.09 Million	0	$0
		Other accounts	2	$105.85 Million	0	$0
International Investors Gold Fund	Joseph Foster (Portfolio Manager)	Registered investment companies	2	$106.10 Million	0	$0
		Other pooled investment vehicles	2	$91.43 Million	0	$0
		Other accounts	0	$0	0	$0
International Investors Gold Fund	Imaru Casanova (Deputy Portfolio Manager)	Registered investment companies	2	$106.10 Million	0	$0
		Other pooled investment vehicles	2	$91.43 Million	0	$0
		Other accounts	2	$65.57 Million	0	$0
Emerging Markets Bond Fund	David Austerweil (Deputy Portfolio Manager)	Registered investment companies	1	$21.24 Million	0	$0
		Other pooled investment vehicles	1	$147.77 Million	0	$0
		Other accounts	0	$0	0	$0
Emerging Markets Bond Fund	Eric Fine (Portfolio Manager)	Registered investment companies	1	$21.24 Million	0	$0
		Other pooled investment vehicles	1	$147.77 Million	0	$0
		Other accounts	0	$0	0	$0
VanEck Morningstar Wide Moat Fund	Peter H. Liao (Portfolio Manager)	Registered investment companies	41	$29,622.79 Million	0	$0
		Other pooled investment vehicles	5	$453.26 Million	0	$0
		Other accounts	0	$0	0	$0
VanEck NDR Managed Allocation Fund	David Schassler (Portfolio Manager)	Registered investment companies	1	$29.58 Million	0	$0
		Other pooled investment vehicles	0	$0	0	$0
		Other accounts	0	$0	0	$0
VanEck NDR Managed Allocation Fund	John Lau (Deputy Portfolio Manager)	Registered investment companies	0	$0	0	$0
		Other pooled investment vehicles	0	$0	0	$0
		Other accounts	0	$0	0	$0
SECURITIES LENDING ARRANGEMENTS
Pursuant to a securities lending agreement (the “Securities Lending Agreement”) between the Funds and State Street (in such capacity, the “Securities Lending Agent”), the Funds may lend their securities through the Securities Lending Agent to certain qualified borrowers. The Securities Lending Agent administers the Funds’ securities lending program. During the fiscal year ended December 31, 2019, these services include arranging the securities loans with approved borrowers and collecting fees and rebates due to the Funds from each borrower. The Securities Lending Agent maintains records of loans made and income derived therefrom and makes available such records that the Funds deem necessary to monitor the securities lending program.

For the fiscal year ended December 31, 2019, each of the Funds listed below earned income and incurred the following costs and expenses, during its respective fiscal year, as a result of its securities lending activities:

Fund	Gross Income(1)	Revenue Split(2)	Cash Collateral Management Fees(3)	Administrative Fees(4)	Indemnification Fees(5)	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
CM Commodity Index Fund	$10,147	$941	$—	$—	$—	$858	$—	$1,799	$8,348
Emerging Markets Bond Fund	429	25	—	—	—	219	—	244	185
Emerging Markets Fund	699,790	73,627	—	—	—	15,989	—	89,616	610,174
Global Hard Assets Fund	15,913	1,571	—	—	—	2,434	—	4,005	11,908
International Investors Gold Fund	33,321	3,009	—	—	—	7,102	—	10,111	23,210
Morningstar Wide Moat	431	23	—	—	—	200	—	223	208
NDR Managed Allocation Fund	5,568	404	—	—	—	2,012	—	2,416	3,152

[1]	Gross income includes income from the reinvestment of cash collateral and rebates paid by the borrower.

[2]	Revenue split represents the share of revenue generated by the securities lending program and paid to the Securities Lending Agent.

[3]	Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.

[4]	These administrative fees are not included in the revenue split.

[5]	These indemnification fees are not included in the revenue split.

PORTFOLIO TRANSACTIONS AND BROKERAGE
When selecting brokers and dealers to handle the purchase and sale of portfolio securities, each Adviser looks for prompt execution of the order at a favorable price. Generally, an Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. Each Adviser owes a duty to its clients to provide best execution on trades effected.
Each Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by an Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.
The portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts (“cross transactions”). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by each Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.
The Advisers may cause the Funds to pay a broker-dealer who furnishes brokerage and/or research services, a commission that is in excess of the commission another broker-dealer would have received for executing the transaction, if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Any such research and other information provided by brokers to an Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its Advisory Agreement with the Trust. The research services provided by broker-dealers can be useful to an Adviser in serving its other clients or clients of the Adviser’s affiliates. The Board periodically reviews an Adviser’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds. The Board also reviews the commissions paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.
The aggregate amount of brokerage transactions directed to a broker during the fiscal year ended December 31, 2019 for, among other things, research services, and the commissions and concessions related to such transactions were as follows:

	Transaction Amount	Commissions and Concessions
CM Commodity Index Fund	$0	$0
Emerging Markets Fund	$659,946,020	$1,154,511
Global Hard Assets Fund	$582,521,276	$747,697
International Investors Gold Fund	$145,655,820	$231,719
Emerging Markets Bond Fund	$0	$0
VanEck Morningstar Wide Moat Fund	$0	$0
VanEck NDR Managed Allocation Fund	$0	$0
The table below shows the aggregate amount of brokerage commissions paid on purchases and sales of portfolio securities by each Fund during the Fund’s three most recent fiscal years ended December 31. None of such amounts were paid to brokers or dealers which furnished daily quotations to the Fund for the purpose of calculating daily per share net asset value or to brokers and dealers which sold shares of the Fund.

2019 COMMISSIONS

CM Commodity Index Fund	$0

Emerging Markets Fund	$1,534,266

Global Hard Assets Fund	$1,098,690

International Investors Gold Fund	$409,224

Emerging Markets Bond Fund	$0

VanEck Morningstar Wide Moat Fund	$2,896

VanEck NDR Managed Allocation Fund	$21,561

2018 COMMISSIONS

CM Commodity Index Fund	$0

Emerging Markets Fund	$2,965,409

Global Hard Assets Fund	$961,946

International Investors Gold Fund	$741,207

Emerging Markets Bond Fund	$561

VanEck Morningstar Wide Moat Fund	$3,500

VanEck NDR Managed Allocation Fund	$26,254

2017 COMMISSIONS

CM Commodity Index Fund	$0

Emerging Markets Fund	$2,381,127

Global Hard Assets Fund	$885,745

International Investors Gold Fund	$817,792

Emerging Markets Bond Fund	$328

VanEck Morningstar Wide Moat Fund*	$959

VanEck NDR Managed Allocation Fund*	$18,249
*VanEck Morningstar Wide Moat Fund commenced operations on November 6, 2017.

Each Adviser does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. Each Adviser has implemented policies and procedures pursuant to Rule 12b-1(h) that are reasonably designed to prevent the consideration of the sales of fund shares when selecting broker-dealers to execute trades.
Due to the potentially high rate of turnover, the Funds may pay a greater amount in brokerage commissions than a similar size fund with a lower turnover rate. The portfolio turnover rates of all Funds may vary greatly from year to year. See “Taxes” in the Prospectus and the SAI.

TRUSTEES AND OFFICERS
LEADERSHIP STRUCTURE AND THE BOARD
The Board has general oversight responsibility with respect to the operation of the Trust and the Funds. The Board has engaged VEAC to serve as the investment adviser for the Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund, Emerging Markets Bond Fund, VanEck NDR Managed Allocation Fund and VanEck Morningstar Wide Moat Fund, and has engaged VEARA to serve as the investment adviser for the CM Commodity Index Fund. The Board is responsible for overseeing the provision of services to the Trust and the Funds by each Adviser and the other service providers in accordance with the provisions of the 1940 Act and other applicable laws. The Board is currently composed of six (6) Trustees, five of whom are Independent Trustees. In addition to five (5) regularly scheduled meetings per year, the Independent Trustees meet regularly in executive sessions among themselves and with their counsel to consider a variety of matters affecting the Trust. These sessions generally occur prior to, or during, scheduled Board meetings and at such other times as the Trustees may deem necessary. Each Independent Trustee attended at least 75% of the total number of meetings of the Board in the year ending December 31, 2019. As discussed in further detail below, the Board has established three (3) standing committees to assist the Board in performing its oversight responsibilities.
The Board believes that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the Funds, including factors such as the number of Funds that comprise the Trust, the variety of asset classes in which those Funds invest, the net assets of the Funds, the committee structure of the Trust, and the management, distribution and other service arrangements of the Funds. In connection with its determination, the Board considered that the Board is comprised primarily of Independent Trustees, and that the Chairperson of the Board and the Chairperson of each of the Audit Committee and the Governance Committee is an Independent Trustee. The Board believes having an interested trustee on the Board and as Chairperson of the Investment Oversight Committee provides it with additional access to the perspectives and resources of the Advisers and their affiliates. In addition, to further align the Trustees’ interests with those of Fund shareholders, the Board has, among other things, adopted a policy requiring each Trustee to maintain a minimum direct or indirect investment in the Funds.
The Chairperson presides at all meetings of the Board and participates in the preparation of the agenda for such meetings. He also serves as a liaison with management, service providers, officers, attorneys, and the other Trustees generally between meetings. The Chairperson may also perform other such functions as may be delegated by the Board from time to time. The Trustees believe that the Chairperson’s independence facilitates meaningful dialogue between each Adviser and the Independent Trustees. Except for any duties specified herein or pursuant to the Trust’s Master Trust Agreement, the designation of Chairperson does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board believes that its Committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Trustees from management of the Trust, and from the Advisers.
RISK OVERSIGHT
The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Advisers, the Distributor and the other service providers (depending on the nature of the risk) that carry out the Funds’ investment management, distribution and business affairs. Each of the Advisers, the Distributor and the other service providers have their own, independent interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.
Risk oversight forms part of the Board’s general oversight of the Funds and the Trust and is addressed through various activities of the Board and its Committees. As part of its regular oversight of the Funds and Trust, the Board, directly or through a Committee, meets with representatives of various service providers and reviews reports from, among others, the Advisers, the Distributor, the Chief Compliance Officer of the Funds, and the independent registered public accounting firm for the Funds regarding risks faced by the Funds and relevant risk management functions. The Board or Investment Oversight Committee, with the assistance of management, reviews investment policies and related risks in connection with its review of the Funds’ performance and its evaluation of the nature and quality of the services provided by each Adviser. The Board has appointed a Chief Compliance Officer for the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers. The Chief Compliance Officer’s designation, removal and compensation must be approved by the Board, including a majority of the Independent Trustees. Material changes to the compliance program are reviewed by and approved by the Board. In addition, as part of the Board’s periodic review of the Funds’ advisory, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Advisers and Distributor, the Board also receives reports periodically regarding business continuity and disaster recovery plans, as well as actions being taken to address cybersecurity and other information technology risks. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Funds’ shares. Each Adviser is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board regarding these and related matters. In addition, the Board or the Audit Committee of the Board receives reports at least annually from the independent registered public accounting firm for the Funds regarding tests performed by such firm on the valuation of all securities. Reports received from the Advisers and the independent registered public accounting firm assist the Board in performing its oversight function of valuation activities and related risks.
The Board recognizes that not all risks that may affect the Funds and the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve the Funds’ or Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Funds or Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

TRUSTEE INFORMATION
The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years are set forth below:

TRUSTEE’S NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST, TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX(3) DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES:
Jon Lukomnik 1956 (A)(I)	Trustee (since 2006)	Managing Partner, Sinclair Capital LLC (consulting firm). Formerly, Executive Director, Investor Responsibility Research Center Institute.	11
Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Chairman of the Board of the New York Classical Theatre.

Jane DiRenzo Pigott 1957 (I)	Trustee (since 2007); Chairperson of the Board (since 2020)	Managing Director, R3 Group LLC (consulting firm).	11
Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra.
Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (A)(I)	Trustee (since 2004); Chairperson of the Audit Committee (since 2006)	President, Apex Capital Corporation (personal investment vehicle).	66	Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children's Village. Formerly, Independent Director, Tremont offshore funds.
Richard D. Stamberger 1959 (G)(I)	Trustee (since 1995)	President and CEO, SmartBrief, Inc. (business media company).	66	Director, Food and Friends, Inc.
Robert L. Stelzl 1945 (G)(I)	Trustee (since 2007); Chairperson of the Governance Committee (since 2017)	Co-Trustee, the estate of Donald Koll; Trustee, Robert D. MacDonald Trust; Trustee, GH Insurance Trusts. Formerly, Trustee, Joslyn Family Trusts; President, Rivas Capital, Inc. (real estate property management services company).	11
Director, Brookfield Office Properties, Inc., Brookfield Residential Properties, Inc., Brookfield DTLA Fund Office Trust Investor, Inc., Brookfield Property Finance ULC and Brookfield Property Split Corp.

TRUSTEE’S NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST, TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX(3) DURING THE PAST FIVE YEARS
INTERESTED TRUSTEE:
Jan F. van Eck(4) 1963 (I)	Trustee (Since 2019); Chairperson of the Investment Oversight Committee (since 2020); Chief Executive Officer and President (Since 2010)	Director, President and Chief Executive Officer of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	66	Director, National Committee on US-China Relations.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.

(2)	Trustee serves until resignation, death, retirement or removal.
(3)    The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.

(4)
“Interested person” of the Trust within the meaning of the 1940 Act.  Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.

(A)	Member of the Audit Committee.

(G)	Member of the Governance Committee.

(I)	Member of the Investment Oversight Committee.

Set forth below is additional information relating to the professional experience, attributes and skills of each Trustee relevant to such individual’s qualifications to serve as a Trustee:
Jon Lukomnik has extensive business and financial experience, particularly in the investment management industry. He currently serves as: Managing Partner of Sinclair Capital LLC, a consulting firm to the investment management industry; a member of Deloitte LLP’s Audit Quality Advisory Council; chairman of the Advisory Committee of Legion Partners Asset Management, a registered investment advisor that provides investment management and consulting services to various institutional clients; and a member of the Standing Advisory Group to the Public Company Accounting Oversight Board.
Jane DiRenzo Pigott has extensive business and financial experience and serves as Managing Director of R3 Group LLC, a firm specializing in talent retention, development and matriculation consulting services. Ms. Pigott has prior experience as an independent trustee of other mutual funds and previously served as chair of the global Environmental Law practice group at Winston & Strawn LLP.
R. Alastair Short has extensive business and financial experience, particularly in the investment management industry. He has served as a president, board member or executive officer of various businesses, including asset management and private equity investment firms.
Richard D. Stamberger has extensive business and financial experience and serves as the president and chief executive officer of SmartBrief LLC, a media company. Mr. Stamberger has experience as a member of the board of directors of numerous not-for-profit organizations and has more than 20 years of experience as a member of the Board of the Trust.
Robert L. Stelzl has extensive business and financial experience, particularly in the investment management and real estate industries. He currently serves as a trust-appointed trustee for a number of family trusts for which he provides investment management services.
Jan F. van Eck has extensive business and financial experience, particularly in the investment management industry.  He currently serves as president, executive officer and/or board member of various businesses, including VEAC, VESC, and VEARA.
The forgoing information regarding the experience, qualifications, attributes and skills of each Trustee is provided pursuant to requirements of the SEC, and does not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

COMMITTEE STRUCTURE
The Board has established a standing Audit Committee, a standing Governance Committee, and a standing Investment Oversight Committee to assist the Board in the oversight and direction of the business and affairs of the Trust.
Audit Committee. The duties of this Committee include meeting with representatives of the Trust’s independent registered public accounting firm to review fees, services, procedures, conclusions and recommendations of independent registered public accounting firm and to discuss the Trust’s system of internal controls. Thereafter, the Committee reports to the Board the Committee’s findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairperson of the Audit Committee does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally. The Audit Committee met two times during the last fiscal year, and currently consists of the following Trustees: Mr. Short (Chairperson) and Mr. Lukomnik.
Governance Committee. The duties of this Committee include the consideration of recommendations to the Trustees for the Board nominations for Trustees, review of the composition of the Board, compensation and similar matters. In addition, the Governance Committee periodically reviews the performance of the Board and its Committees, including the effectiveness and composition of the overall Board, Board’s Committees, and the Chairperson of the Board and other related matters. When considering potential nominees for election to the Board and to fill vacancies occurring on the Board, where shareholder approval is not required, and as part of the annual self-evaluation, the Governance Committee reviews the mix of skills and other relevant experiences of the Trustees. The Governance Committee met five times during the last fiscal year, and currently consists of the following Trustees: Mr. Stelzl (Chairperson) and Mr. Stamberger.
The Independent Trustees shall, when identifying candidates for the position of Independent Trustee, consider candidates recommended by a shareholder of a Fund if such recommendation provides sufficient background information concerning the candidate and evidence that the candidate is willing to serve as an Independent Trustee if selected, and is received in a sufficiently timely manner. Shareholders should address recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Trust, at 666 Third Avenue, 9th Floor, New York, NY 10017. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.
Investment Oversight Committee. The duties of this Committee include the review of investment performance of the Funds, meeting with relevant Adviser personnel and outside experts, and overseeing the provision of investment-related services for the Funds. In addition, the Committee will review on a periodic basis and consider a variety of matters, such as proposed material changes to, each Fund’s investment strategy (if applicable), investment processes, investment personnel, non-personnel resources, and relevant investment markets. The Investment Oversight Committee was established by vote of the Board, effective January 1, 2020. This Committee currently consists of all the Trustees, and Mr. van Eck serves as Chairperson.

OFFICER INFORMATION
The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below:

OFFICER’S NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016
Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and Van Eck Securities Corporation (VESC); Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.
Charles T. Cameron, 1960	Vice President	Since 1996	Portfolio Manager for VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.
John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (since 2012); Treasurer (since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.
F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018
Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.
Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (since 2016); Assistant Secretary (since 2008)
Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President VEAC, VEARA and VESC.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC, Manager, Portfolio Administration of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA.
Jonathan R. Simon, 1974	Senior Vice President; Secretary and Chief Legal Officer	Senior Vice President (since 2016); Secretary and Chief Legal Officer (since 2014)
Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.

(2)	Officers are elected yearly by the Board.

TRUSTEE SHARE OWNERSHIP
For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Funds and in all registered investment companies advised by the Advisers or their affiliates (“Family of Investment Companies”) that are overseen by the Trustee is shown below:

Name of Trustee	Dollar Range of Equity Securities in CM Commodity Index Fund (As of December 31, 2019)	Dollar Range of Equity Securities in Emerging Markets Bond Fund (As of December 31, 2019)	Dollar Range of Equity Securities in Emerging Markets Fund (As of December 31, 2019)	Dollar Range of Equity Securities in Global Hard Assets Fund (As of December 31, 2019)
Jon Lukomnik	None	Over $100,000*	Over $100,000*	Over $100,000*
Jane DiRenzo Pigott	None	Over $100,000*	Over $100,000	$50,001 - $100,000
R. Alastair Short	None	None	$10,001 - $50,000	$1 - $10,000
Richard D. Stamberger	$10,001 - $50,000*	None	Over $100,000*	None
Robert L. Stelzl	None	Over $100,000*	Over $100,000*	$50,001 - $100,000*
Jan F. van Eck	$1 - $10,000	Over $100,000	Over $100,000	Over $100,000

Name of Trustee	Dollar Range of Equity Securities in International Investors Gold Fund (As of December 31, 2019)	Dollar Range of Equity Securities in VanEck Morningstar Wide Moat Fund (As of December 31, 2019)	Dollar Range of Equity Securities in VanEck NDR Managed Allocation Fund (As of December 31, 2019)
Jon Lukomnik	Over $100,000*	Over $100,000*	Over $100,000*
Jane DiRenzo Pigott	$50,001 - $100,000	Over $100,000*	Over $100,000*
R. Alastair Short	None	None	None
Richard D. Stamberger	Over $100,000*	Over $100,000*	$50,001 - $100,000*
Robert L. Stelzl	$50,001 - $100,000*	None	None
Jan F. van Eck	Over $100,000	$10,001 - $50,000	Over $100,000

Name of Trustee	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2019)
Jon Lukomnik	Over $100,000*
Jane DiRenzo Pigott	Over $100,000*
R. Alastair Short	$10,001 - $50,000
Richard D. Stamberger	Over $100,000*
Robert L. Stelzl	Over $100,000*
Jan F. van Eck	Over $100,000

*	Includes ownership through the Trust's deferred compensation plan as of December 31, 2019.

As of March 31, 2020, the Trustees and officers, as a group, (i) owned less than 1% of each Fund, except for Emerging Markets Bond Fund (2.94%), VanEck NDR Managed Allocation Fund (3.33%) and VanEck Morningstar Wide Moat Fund (7.08%) and (ii) owned less than 1% of each class of each Fund, except for Class A and Class I shares of Emerging Markets Bond Fund (4.59% and 3.08%, respectively), Class A and Class Z shares of Emerging Markets Fund (2.31% and 10.79%, respectively), Class A and Class I shares of VanEck NDR Managed Allocation Fund (2.89% and 5.80%, respectively) and Class I shares of VanEck Morningstar Wide Moat Fund (44.22%).
As to each Independent Trustee and his/her immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Funds.

2019 COMPENSATION TABLE
The Trustees are paid for services rendered to the Trust and VanEck VIP Trust (the “VanEck Trusts”), each a registered investment company managed by the Advisers or their affiliates, which are allocated to each series of the VanEck Trusts based on their average daily net assets. Each Independent Trustee is paid an annual retainer of $60,000, a per meeting fee of $10,000 for quarterly meetings of the Board and a per meeting fee of $5,000 for special telephonic Board meetings. The VanEck Trusts pay the Chairperson of the Board an annual retainer of $30,000, the Chairperson of the Audit Committee an annual retainer of $15,000 and the Chairperson of the Governance Committee an annual retainer of $15,000. Each Independent Trustee is paid $10,000 per special in person Board meeting. The VanEck Trusts also reimburse each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.
The table below shows the compensation paid to the Independent Trustees for the fiscal year ended December 31, 2019. Annual Independent Trustee fees may be reviewed periodically and changed by the Board.

	Jon Lukomnik(1)	Jane DiRenzo Pigott(2)	R. Alastair Short	Richard D. Stamberger(3)	Robert L. Stelzl(4)
Aggregate Compensation from the VanEck Trusts	$115,000	$115,000	$130,000	$145,000	$130,000
Aggregate Deferred Compensation from the VanEck Trusts	$57,500	$—	$—	$29,000	$—
Pension or Retirement Benefits Accrued as Part of the VanEck Trusts’ Expenses	N/A	N/A	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement	N/A	N/A	N/A	N/A	N/A
Total Compensation From the VanEck Trusts and the Fund Complex(5) Paid to Trustee	$115,000	$115,000	$356,000	$364,349	$130,000

(1)	As of December 31, 2019, the value of Mr. Lukomnik’s account under the deferred compensation plan was $973,154.

(2)	As of December 31, 2019, the value of Ms. Pigott’s account under the deferred compensation plan was $603,028.

(3)	As of December 31, 2019, the value of Mr. Stamberger’s account under the deferred compensation plan was $1,376,398.

(4)	As of December 31, 2019, the value of Mr. Stelzl’s account under the deferred compensation plan was $474,511.

(5)	The “Fund Complex” consists of the VanEck Trusts and VanEck Vectors ETF Trust.

PRINCIPAL SHAREHOLDERS
Principal Holders Ownership
As of March 31, 2020, shareholders of record of 5% or more of the outstanding shares of each class of each such Fund were as follows:

FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED

Emerging Markets Fund
Class A	Merrill Lynch Pierce Fenner & Smith	30.83%
	for the Sole Benefit of its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr. East, 3rd Floor
	Jacksonville, FL 32246-6484

Emerging Markets Fund
Class A	Morgan Stanley Smith Barney LLC	15.16%
	for the Exclusive Benefit of its Customers
	1 New York Plaza FL 12
	New York, NY 10004-1965

Emerging Markets Fund
Class A	Raymond James	8.88%
	Omni Account M/F
	Attn: Courtney Waller
	880 Carillon Pkwy
	Saint Petersburg, FL 33716-1102

Emerging Markets Fund	Charles Schwab & Co. Inc.	8.72%
Class A	Special Custody Acct FBO Customer INSTL
	211 Main St.
	SF215FMT-05
	San Francisco CA 94105-1905

Emerging Markets Fund
Class A	National Financial Services LLC	5.81%
	Attn: Mutual Funds Dept., 4th FL.
	499 Washington Blvd.
	Jersey City, NJ 07310-1995

FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED

Emerging Markets Fund
Class C	Merrill Lynch Pierce Fenner & Smith	24.34%
	for the Sole Benefit of its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr. East, 3rd Floor
	Jacksonville, FL 32246-6484

Emerging Markets Fund
Class C	Morgan Stanley Smith Barney LLC	19.96%
	for the Exclusive Benefit of its Customers
	1 New York Plaza Fl. 12
	New York, NY 10004-1965

Emerging Markets Fund
Class C	Wells Fargo Clearing Services LLC	18.23%
	Special Custody Omnibus Account
	for the Exclusive Benefit of Customers
	2801 Market Street
	Saint Louis, MO 63103-2523

Emerging Markets Fund
Class C	Raymond James	15.62%
	Omni Account M/F
	Attn: Courtney Waller
	880 Carillon Pkwy
	Saint Petersburg, FL 33716-1102

Emerging Markets Fund
Class C	UBS Financial Services Inc.	6.89%
	Special Custody Account FEBO
	Attn: Department Manager
	1000 Harbor Blvd., 5th Floor
	Weehawken, NJ 07086-6761

Emerging Markets Fund
Class C	LPL Financial	5.37%
	9785 Towne Centre Drive
	San Diego, CA 92121-1968

FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED

Emerging Markets Fund
Class I	Charles Schwab & Co. Inc.	18.57%
	Special Custody Acct FBO Customers INSTL
	211 Main St.
	San Francisco, CA 94105-1905

Emerging Markets Fund
Class I	National Financial Services LLC	13.44%
	Attn: Mutual Funds Dept., 4th Fl.
	499 Washington Blvd.
	Jersey City, NJ 07310-1995

Emerging Markets Fund
Class I	Wells Fargo Clearing Services LLC	12.97%
	FBO Omnibus Account Cash/Cash
	PO Box 1533
	Minneapolis, MN 55480-1533

Emerging Markets Fund
Class I	SEI Private Trust Company	9.74%
	c/o SunTrust Bank ID 866
	Attn: Mutual Fund Administrator
	One Freedom Valley Drive
	Oaks, PA 19456-9989

Emerging Markets Fund
Class I	SEI Private Trust Company	5.80%
	c/o M&T Bank ID 337
	Attn: Mutual Fund Administrator
	One Freedom Valley Drive
	Oaks, PA 19456-9989

Emerging Markets Fund
Class Y	Morgan Stanley Smith Barney LLC	31.83%
	for the Exclusive Benefit of its Customers
	1 New York Plaza, Fl 12
	New York, NY 10004-1965

Emerging Markets Fund
Class Y	Merrill Lynch Pierce Fenner & Smith	26.23%
	for the Sole Benefit of its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr. East, 2nd Floor
	Jacksonville, FL 32246-6484

FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED

Emerging Markets Fund
Class Y	Wells Fargo Clearing Services LLC	9.17%
	Special Custody Omnibus Account
	for Exclusive Benefit of Customers
	2801 Market Street
	Saint Louis, MO 63103-2523

Emerging Markets Fund
Class Y	Raymond James	7.02%
	Omnibus Account M/F
	Attn: Courtney Waller
	800 Carillon Pkwy
	Saint Petersburg, FL 33716-1102

Emerging Markets Fund
Class Y	National Financial Services LLC	6.69%
	For the Exclusive Benefit of Customers
	Attn: Mutual Funds Dept., 4th FL
	499 Washington Blvd.
	Jersey City, NJ 07310-1995

Emerging Markets Fund
Class Y	UBS Financial Services Inc.	5.41%
	Special Custody Account for the Exclusive BO Customers
	Attn: Department Manager
	1000 Harbor Blvd., 5th Floor
	Weehawken, NJ 07086-6761

Emerging Markets Fund
Class Z	State Street Bank & Trust Co., TR and/or CUST	83.19%
	FBO ADP Access Product
	Attn: Retirement Services
	1 Lincoln Street
	Boston, MA 02111-2901

Emerging Markets Fund	Charles Schwab & Co. Inc.	16.70%
Class Z	Special Custody A/C FBO Customers
	Attn: Mutual Funds
	211 Main St.
	San Francisco, CA 94105-1905

Global Hard Assets Fund
Class A	National Financial Services LLC	13.47%
	For the Exclusive Benefit of Customers

FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED
	Attn: Mutual Funds Dept., 4th FL
	499 Washington Blvd.
	Jersey City, NJ 07310-1995

Global Hard Assets Fund
Class A	Pershing LLC	11.99%
	Omnibus Account - Mutual Fund OPS
	1 Pershing Plaza
	Jersey City, NJ 07399-0002

Global Hard Assets Fund
Class A	Merrill Lynch Pierce Fenner & Smith	9.08%
	for the Sole Benefit of its Customers
	Att: Fund Administration
	4800 Deer Lake Dr. East, 3rd Floor
	Jacksonville, FL 32246-6484

Global Hard Assets Fund
Class A	Charles Schwab & Co. Inc.	7.12%
	Special Custody A/C FBO Customers
	Attn: Mutual Funds
	211 Main Street
	San Francisco, CA 94105-1905

Global Hard Assets Fund
Class A	Morgan Stanley Smith Barney LLC	6.64%
	For the Exclusive Benefit of its Customers
	1 New York Plaza, Fl.12
	New York, New York 10004-1965

Global Hard Assets Fund
Class A	Wells Fargo Clearing Services LLC	5.88%
	Special Custody Omnibus Account
	For the Exclusive Benefit of Customers
	2801 Market Street
	Saint Louis, MO 63103-2523

Global Hard Assets Fund	Raymond James	5.22%
Class A	Omni Account M/F
	Attn: Courtney Waller
	880 Carillon PKWY
	Saint Petersburg, FL 33716-1102

FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED

Global Hard Assets Fund
Class C	Wells Fargo Clearing Services LLC	25.75%
	Special Custody Omnibus Account
	for Exclusive Benefit of Customers
	2801 Market Street
	Saint Louis, MO 63103-2523

Global Hard Assets Fund
Class C	Morgan Stanley Smith Barney LLC	11.07%
	for the Exclusive Benefit of its Customers
	1 New York Plaza Fl.12
	New York, NY 10004-1965

Global Hard Assets Fund
Class C	LPL Financial	9.06%
	9785 Towne Centre Drive
	San Diego, CA 92121-1968

Global Hard Assets Fund
Class C	National Financial Services LLC	8.45%
	Attn: Mutual Funds Dept., 4th FL
	499 Washington Blvd.
	Jersey City, NJ 07310-1995

Global Hard Assets Fund
Class C	Merrill Lynch Pierce Fenner & Smith	8.14%
	for the Sole Benefit of its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr. East, 3rd Floor
	Jacksonville, FL 32246-6484

Global Hard Assets Fund
Class C	Pershing LLC	6.45%
	Omnibus Acct-Mutual Fund Ops
	1 Pershing Plaza
	Jersey City, NJ 07399-0002

Global Hard Assets Fund
Class C	Charles Schwab & Co., Inc.	5.94%
	Special Custody Acct. FBO
	Customers Load Non-Clearing
	SF215FMT-05
	211 Main St.

FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED
	San Francisco, CA 94105-1905

Global Hard Assets Fund
Class C	Raymond James	5.23%
	Omni Account M/F
	Attn: Courtney Waller
	880 Carillon PKWY
	Saint Petersburg, FL 33716-1102

Global Hard Assets Fund	SEI Private Trust Company	15.96%
Class I	c/o SunTrust Bank
	Attn: Mutual Fund Administrator
	One Freedom Valley Drive
	Oaks, PA 19456-9989

Global Hard Assets Fund	SEI Private Trust Company	13.20%
Class I	c/o Regions Bank
	One Freedom Valley Drive
	Oaks, PA 19456-9989

Global Hard Assets Fund
Class I	The Northern Trust Company	10.25%
	PO Box 92956
	Chicago, IL 60675-2956

Global Hard Assets Fund
Class I	Merrill Lynch Pierce Fenner & Smith	9.74%
	for the Sole Benefit of its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr. East, 3rd Floor
	Jacksonville, FL 32246-6484

Global Hard Assets Fund
Class Y	Pershing LLC	29.87%
	Omnibus Acct-Mutual Fund OPS
	1 Pershing Plaza
	Jersey City, NJ 07399-0002

Global Hard Assets Fund
Class Y	Merrill Lynch Pierce Fenner & Smith	16.02%
	for the Sole Benefit of its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr. East, 3rd Floor
	Jacksonville, FL 32246-6484

FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED
Global Hard Assets Fund
Class Y	Morgan Stanley Smith Barney LLC	12.12%
	for the Exclusive Benefit of its Customers
	1 New York Plaza Fl. 12
	New York, NY 10004-1965

Global Hard Assets Fund
Class Y	National Financial Services LLC	9.50%
	Attn: Mutual Funds Dept., 4th Fl.
	499 Washington Blvd
	Jersey City, NJ 07310-1995

Global Hard Assets Fund
Class Y	UBS Financial Services Inc.	6.78%
	Special Custody Account for the Exclusive Benefit of Customers
	Attn: Department Manager
	1000 Harbor Blvd. Floor 5
	Weehawken, NJ 07086-6761

Global Hard Assets Fund
Class Y	Wells Fargo Clearing Services LLC
	Special Custody Omnibus Account	5.87%
	for Exclusive Benefit of Customers
	2801 Market Street
	Saint Louis, MO 63103-2523

Global Hard Assets Fund
Class Y	Charles Schwab & Co. Inc.	5.12%
	Special Custody Account FBO
	Customers MF Clearing Services
	211 Main Street
	San Francisco, CA 94105-1905

FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED

International Investors Gold Fund	Raymond James	9.90%
Class A	Omni Account M/F
	Attn: Courtney Waller
	880 Carillon Pkwy
	Saint Petersburg, FL 33716-1102

International Investors Gold Fund
Class A	National Financial Services LLC	9.49%
	For the Exclusive Benefit of Our Customers
	Attn: Mutual Funds Dept., 4th FL
	499 Washington Blvd.
	Jersey City, NJ 07310-1995

International Investors Gold Fund
Class A	Morgan Stanley Smith Barney LLC	7.58%
	For the Exclusive Benefit of its Customers
	1 New York Plaza, Fl. 12
	New York, NY 10004-1965

International Investors Gold Fund
Class A	Pershing LLC	5.93%
	Omnibus Acct-Mutual Funds OPS
	1 Pershing Plaza
	Jersey City, NJ 07399-0002

International Investors Gold Fund
Class A	Wells Fargo Clearing Services LLC	5.83%
	Special Custody Omnibus Account
	For the Exclusive Benefit of Customers
	2801 Market Street
	Saint Louis, MO 63103-2523

International Investors Gold Fund
Class A	Merrill Lynch Pierce Fenner & Smith	5.38%
	for the Sole Benefit of its Customers
	Attn: Fund Administration

FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED
	4800 Deer Lake Drive East, 3rd Floor
	Jacksonville, FL 32246-6484

International Investors Gold Fund
Class C	Wells Fargo Clearing Services LLC	21.68%
	Special Custody Omnibus Account
	for Exclusive Benefit of Customers
	2801 Market Street
	Saint Louis, MO 63103-2523

International Investors Gold Fund
Class C	Raymond James	20.27%
	Omni Account M/F
	Attn: Courtney Waller
	880 Carillon Pkwy
	Saint Petersburg, FL 33716-1102

International Investors Gold Fund
Class C	Morgan Stanley Smith Barney LLC	8.86%
	for the Exclusive Benefit of its Customers
	1 New York Plaza Fl. 12
	New York, NY 10004-1965
International Investors Gold Fund
Class C	Pershing LLC	8.24%
	Omnibus Account - Mutual Fund OPS
	1 Pershing Plaza
	Jersey City, NJ 07399-0002

International Investors Gold Fund	National Financial Services LLC	6.85%
Class C	For the Exclusive Benefit of Customers
	Attn: Mutual Funds Dept. 4th FL
	499 Washington Blvd.
	Jersey City, NJ 07310-1995

International Investors Gold Fund
Class C	Merrill Lynch Pierce Fenner & Smith	6.50%
	for the Sole Benefit of its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr. East, 3rd Floor

FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED
	Jacksonville, FL 32246-6484

International Investors Gold Fund
Class I	Charles Schwab & Co., Inc.	12.52%
	Special Custody Acct. FBO
	Customers Load Non-Clearing
	211 Main Street
	San Francisco, CA 94105-1905

International Investors Gold Fund
Class I	The Northern Trust Company	12.42%
	HRW Trust No. 4 UAD 01/17/03
	PO Box 92956
	Chicago, IL 60675-2956

International Investors Gold Fund
Class I	The Northern Trust Company	12.30%
	HRW Testamentary Trust No. 7
	PO Box 92956
	Chicago, IL 60675-2956

International Investors Gold Fund
Class I	National Financial Services LLC	10.52%
	For the Exclusive Benefit of Customers
	Attn: Mutual Funds Dept. 4th FL
	499 Washington Blvd
	Jersey City, NJ 07310-1995

International Investors Gold Fund
Class I	The Northern Trust Company Custodian	9.26%
	WFCSF Inc.
	PO Box 92956
	Chicago, IL 60675-2956

International Investors Gold Fund
Class I	The Northern Trust Company Custodian	8.77%
	HRW Testamentary Trust No. 3
	PO Box 92956
	Chicago, IL 60675-2956

FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED
International Investors Gold Fund
Class I	J.P. Morgan Securities LLC	8.08%
	4 Chase Metrotech Center
	Brooklyn, NY 11245-0001

International Investors Gold Fund	The Northern Trust Company Custodian	6.56%
Class I	HRW Trust No. 1 UAD 01/17/03
	P.O. Box 92956
	Chicago, IL 60675-2956

International Investors Gold Fund
Class Y	Morgan Stanley Smith Barney LLC	19.25%
	For the Exclusive Benefit of its Customers
	1 New York Plaza FL 12
	New York, NY 10004-1965

International Investors Gold Fund
Class Y	Raymond James	11.23%
	Omni Account M/F
	Attn: Courtney Waller
	880 Carillon Pkwy
	Saint Petersburg, FL 33716-1102

International Investors Gold Fund
Class Y	Merrill Lynch Pierce Fenner & Smith	9.64%
	for the Sole Benefit of its Customers
	Attn: Fund Administration
	4800 Deer Lake Drive East, 2nd Floor
	Jacksonville, FL 32246-6484

International Investors Gold Fund
Class Y	UBS Financial Services Inc.	7.59%
	Special Custody Account FEBO
	Attn: Department Manager
	1000 Harbor Blvd., 5th Floor

International Investors Gold Fund	National Financial Services LLC	6.86%
Class Y	For the Exclusive Benefit of Customers

FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED
	Attn: Mutual Funds Dept., 4th FL
	499 Washington Blvd.
	Jersey City, NJ 07310-1995

International Investors Gold Fund
Class Y	Wells Fargo Clearing Services LLC	6.55%
	Special Custody Omnibus Account
	for Exclusive Benefit of Customers
	2801 Market Street
	Saint Louis, MO 63103-2523

CM Commodity Index Fund
Class A	Merrill Lynch Pierce Fenner & Smith	34.82%
	for the Sole Benefit of its Customers
	Attn: Fund Administration
	4800 Deer Lake Dr. East, 3rd Floor
	Jacksonville, FL 32246-6484

CM Commodity Index Fund
Class A	Wells Fargo Bank NA	24.36%
	FBO MCF A/C 13461848
	PO Box 1533
	Minneapolis, MN 55480-1533

CM Commodity Index Fund
Class A	Charles Schwab & Co., Inc.	10.63%
	Special Custody Acct. FBO
	211 Main St.
	SF215FMT-05
	San Francisco, CA 94105-1905

CM Commodity Index Fund
Class A	Great-West Trust Company LLC	7.88%
	Employee Benefits Clients 401K
	8515 E Orchard Rd. 2T2
	Greenwood Vlg, CO 80111-5002

CM Commodity Index Fund
Class A	National Finanical Services LLC	5.69%
	Attn: Mutual Funds Dept., 4th Fl.
	499 Washington Blvd.
	Jersey City, NJ 07310-1995

FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED

CM Commodity Index Fund
Class I	SEI Private Trust Company	35.10%
	c/o Mellon Bank ID 225
	Attn: Mutual Fund Administrator
	One Freedom Valley Drive
	Oaks, PA 19456-9989

CM Commodity Index Fund
Class I	SEI Private Trust Company	18.57%
	c/o Mellon Bank ID 225
	Attn: Mutual Fund Administrator
	One Freedom Valley Drive
	Oaks, PA 19456-9989

CM Commodity Index Fund
Class I	Merrill Lynch Pierce Fenner & Smith	12.14%
	for the Sole Benefit of its Customers
	Att: Fund Administration
	4800 Deer Lake Dr. East, 3rd Floor
	Jacksonville, FL 32246-6484

CM Commodity Index Fund
Class I	SEI Private Trust Company	9.39%
	c/o Mellon Bank ID 225
	Attn: Mutual Fund Administrator
	One Freedom Valley Drive
	Oaks, PA 19456-9989

CM Commodity Index Fund
Class I	National Financial Services LLC	7.85%
	Attn: Mutual Funds Dept. 4th Fl.
	499 Washington Blvd.
	Jersey City, NJ 07310-1995

CM Commodity Index Fund
Class I	Charles Schwab & Co., Inc.	6.35%
	Special Custody Acct. FBO
	211 Main St.
	SF215FMT-05
	San Francisco, CA 94105-1905

FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED
CM Commodity Index Fund
Class Y	Pershing LLC	89.79%
	Omnibus Acct-Mutual Fund OPS
	1 Pershing Plz
	Jersey City, NJ 07399-0002

VanEck Morningstar Wide Moat Fund
Class I	Van Eck Associates Corp.	100.00%
	Attn: Lee Rappaport
	666 3rd Avenue, FL 8
	New York, NY 10017-4033

VanEck Morningstar Wide Moat Fund
Class Z	Van Eck Associates Corp.	69.91%
	Attn: Lee Rappaport
	666 3rd Avenue, FL 8
	New York, NY 10017-4033

VanEck Morningstar Wide Moat Fund
Class Z	State Street Bank & Trust Co	17.87%
	FBO ADP Access Product
	Attn: Retirement Services
	1 Lincoln St
	Boston, MA 02111-2901

VanEck Morningstar Wide Moat Fund
Class Z	Matrix Trust Company Custodian FBO	7.25%
	PCPW & VRM 401(k) Plan
	P.O. Box 52129
	Phoenix, AX 85072-2129

VanEck NDR Managed Allocation Fund
Class A	Charles Schwab & Co. Inc.	49.04%
	Special Custody Acct FBO Customer INSTL
	SF215FMT-05
	211 Main St.
	San Francisco, CA 94105-1905

VanEck NDR Managed Allocation Fund
Class A	Van Eck Associates Corp.	25.14%
	Attn: Lee Rappaport
	666 3rd Avenue, FL 8
	New York, NY 10017-4033

FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED

VanEck NDR Managed Allocation Fund
Class A	Sigrid S Van Eck	12.04%
	U/A 03/12/2013 Sigrid S Van Eck Revocable Trust
	Palm Beach, FL 33480-6704

VanEck NDR Managed Allocation Fund
Class I	Van Eck Associates Corp.	46.07%
	Attn: Lee Rappaport
	666 3rd Avenue, FL 8
	New York, NY 10017-4033

VanEck NDR Managed Allocation Fund
Class I	Charles Schwab & Co. Inc.	45.03%
	Special Custody Acct FBO Customer INSTL
	SF215FMT-05
	211 Main St.
	San Francisco, CA 94105-1905

VanEck NDR Managed Allocation Fund
Class I	State Street Bank & Trust Co.	8.91%
	FBO ADP Access Product
	Att: Retirement Services
	1 Lincoln St.
	Boston, MA 02111-2901

VanEck NDR Managed Allocation Fund
Class Y	Van Eck Associates Corp.	39.60%
	Attn: Lee Rappaport
	666 3rd Ave FL 8
	New York, NY 10017-4033

VanEck NDR Managed Allocation Fund
Class Y	Pershing LLC	18.90%
	Omnibus Acct-Mutual Fund OPS
	1 Pershing Plaza
	Jersey City, NJ 07399-0002

VanEck NDR Managed Allocation Fund	Raymond James	15.49%
Class Y	Omnibus for Mutual Funds
	Attn: Courtney Waller
	880 Carillon Pkwy.

FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED
	Saint Petersburg, FL 33716-1102

VanEck NDR Managed Allocation Fund
Class Y	National Financial Services LLC	14.53%
	For the Exclusive Benefit of Our Customers
	Attn: Mutual Funds Dept., 4th Fl.
	499 Washington Blvd.
	Jersey City, NJ 07310-1995

Emerging Markets Bond Fund
Class A	National Financial Services LLC	34.23%
	For the Exclusive Benefit of our Customers
	Attn: Mutual Funds Dept., 4th Fl.
	499 Washington Blvd
	Jersey City, NJ 07310-1995
Emerging Markets Bond Fund
Class A	Sigrid S Van Eck TR U/A 03/12/2013	25.43%
	Sigrid S Van Eck Revocable Trust
	Palm Beach, FL 33480-6704

Emerging Markets Bond Fund
Class A	LPL Financial	10.77%
	9785 Towne Centre Drive
	San Diego, CA 92121-1968

Emerging Markets Bond Fund
Class A	Pershing LLC	10.45%
	Omnibus Account-Mutual Fund OPS
	1 Pershing Plaza
	Jersey City, NJ 07399-0002

Emerging Markets Bond Fund
Class A	Raymond James	6.20%
	Omni Account M/F
	Attn: Courtney Waller
	880 Carillon Pkwy
	Saint Petersburg, FL 33716-1102

Emerging Markets Bond Fund
Class I	Charles Schwab & Co Inc.	72.39%
	Special Custody Acct. FBO Customers Instl
	211 Main St

FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED
	SF215FMT-05
	San Francisco, CA 94105-1905

Emerging Markets Bond Fund
Class I	SEI Private Trust Company	19.79%
	c/o Regions Bank
	One Freedom Valley Drive
	Oaks, PA 19456-9989

Emerging Markets Bond Fund
Class I	State Street Bank & Trust Co.	6.41%
	FBO ADP Access Product
	Attn: Retirement Services
	1 Lincoln St
	Boston, MA 02111-2901

Emerging Markets Bond Fund
Class Y	National Financial Services LLC	26.84%
	For the Exclusive Benefit of Our Customers
	Attn: Mutual Funds Dept., 4th Fl.
	499 Washington Blvd.
	Jersey City, NJ 07310-1995

Emerging Markets Bond Fund
Class Y	Charles Schwab & Co Inc.	25.58%
	Special Custody Acct. FBO Customers Instl
	SF215FMT-05
	211 Main Street
	San Francisco, CA 94105-1905

Emerging Markets Bond Fund
Class Y	Raymond James	14.83%
	Omni Account M/F
	Attn: Courtney Waller
	880 Carillon Pkwy

Emerging Markets Bond Fund
Class Y	Pershing LLC	12.99%
	Omnibus Acct-Mutual Fund OPS
	1 Pershing Plaza
	Jersey City, NJ 07399-1102

Emerging Markets Bond Fund
Class Y	UBS Financial Services Inc.	12.35%

FUND AND CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED
Special Custody Account FEBO
Attn: Department Manager
1000 Harbor Blvd., 5th Floor
Weehawken, NJ 07086-6761

Control Person Ownership
As of March 31, 2020, no person owned directly or through one or more controlled companies more than 25% of the voting securities of a Fund, except for Emerging Markets Bond Fund, CM Commodity Index Fund, VanEck Morningstar Wide Moat Fund and VanEck NDR Managed Allocation Fund. For Emerging Markets Bond Fund, CM Commodity Index Fund, VanEck Morningstar Wide Moat Fund and VanEck NDR Managed Allocation Fund, a shareholder who may be deemed to be a “control person” (as that term is defined in the 1940 Act) because the shareholder owns of record more than 25% of the outstanding shares of the Fund by virtue of its fiduciary roles with respect to its clients or otherwise, is shown below. A control person may be able to facilitate shareholder approval of proposals it approves and to impede shareholder approval of proposals it opposes. If a control person’s record ownership of the Fund’s outstanding shares exceeds 50%, then, for certain shareholder proposals, such control person may be able to approve, or prevent approval, of such proposals without regard to votes by other Fund shareholders.

FUND	NAME AND ADDRESS OF OWNER	PERCENTAGE OF FUND OWNED

Emerging Markets Bond Fund	SEI Private Trust Co. c/o Regions Bank One Freedom Valley Drive Oaks, PA 19456-9989	51.56%

CM Commodity Index Fund	Pershing LLC Omnibus Acct- Mutual Fund OPS 1 Pershing PLZ Jersey City, NJ 07399-0002	48.32%

VanEck Morningstar Wide Moat Fund	Van Eck Securities Corp. Attn: Lee Rappaport 666 3rd Avenue New York, NY 10017-4033	74.35%

VanEck NDR Managed Allocation Fund	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Instl 211 Main St SF215FMT-05 San Francisco, CA 94105-1905	35.11%

VanEck NDR Managed Allocation Fund	Van Eck Securities Corp. Attn: Lee Rappaport 666 3rd Avenue New York, NY 10017-4033	37.15%
POTENTIAL CONFLICTS OF INTEREST
Each Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Funds. When an Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by a Fund, the prices of the Fund’s securities may be negatively affected. For example, when purchase or sales orders for a Fund are aggregated with those of other Funds and/or Other Clients and allocated among them, the price that the Fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When Other Clients are selling a security that a Fund owns, the price of that security may decline as a result of the sales. The compensation that an Adviser receives from Other Clients may be higher than the compensation paid by a Fund to the Adviser. Neither Adviser believes that its activities materially disadvantage a Fund. Each Adviser has implemented procedures to monitor trading across the Funds and its Other Clients.
PROXY VOTING POLICIES AND PROCEDURES
The Funds’ proxy voting record is available upon request and on the SEC’s website at http://www.sec.gov. Proxies for each Fund’s portfolio securities are voted in accordance with the applicable Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.
The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds is available through the Funds’ website, at vaneck.com, or by writing to 666 Third Avenue, 9th Floor, New York, New York 10017. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.
CODE OF ETHICS
The Funds, each Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (“Rule 17j-1”). Such Codes of Ethics require, among other things, that “access persons” (as defined in Rule 17j-1) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility. The Codes of Ethics allow such access persons to invest in securities that may be purchased and held by a Fund, provided such investments are done consistently with the provisions of the Codes of Ethics.
PURCHASE OF SHARES
The Funds may invest in securities or futures contracts listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Funds are not open for business). Consequently, since the Funds will compute their net asset values only Monday through Friday, exclusive of national business holidays, the net asset values of shares of the Funds may be significantly affected on days when an investor has no access to the Funds. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board whenever the Board judges it is in a Fund’s best interest to do so.
Certificates for shares of the Funds will not be issued.
The Funds may reject a purchase order for any reason, including an exchange purchase, either before or after the purchase.
If you purchase shares through a financial intermediary, different purchase minimums than those set forth herein may apply. VanEck reserves the right to waive the investment minimums under certain circumstances.
VanEck reserves the right to allow a financial intermediary that has a Class I Agreement with VanEck to purchase shares for its own account and for its clients’ accounts in Class I shares of a Fund on behalf of its eligible clients which are Employer-Sponsored Retirement Plans with plan assets of $3 million or more.
AVAILABILITY OF DISCOUNTS
An investor or the Broker or Agent must notify DST Systems, Inc., the Funds’ transfer agent (“DST”), or the Distributor at the time of purchase whenever a quantity discount or reduced or waived sales charge is applicable to a purchase. Quantity discounts described above may be modified or terminated at any time without prior notice.
VALUATION OF SHARES
The net asset value per share of each of the Funds is computed by dividing the value of all of a Fund’s securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed as of the close of the NYSE, usually 4:00 p.m. New York time, Monday through Friday, exclusive of national business holidays. The Funds will be closed on the following national business holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which these holidays are observed).
Shares of the Funds are sold at the public offering price, which is determined once each day the Funds are open for business and is the net asset value per share. The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Funds have been received.

Dividends paid by a Fund with respect to Class A, Class C, Class I, Class Y and Class Z shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the higher distribution services fee and any incremental transfer agency and registration costs relating to Class C shares will be borne exclusively by that Class. The Board has determined that currently no conflict of interest exists between the Class A, Class C, Class I, Class Y and Class Z shares. On an ongoing basis, the Board, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.
Class A shares of the Funds are sold at the public offering price, which is determined once each day the Funds are open for business and is the net asset value per share plus a sales charge in accordance with the schedule set forth in the Prospectuses.
Set forth below is an example of the computation of the public offering price for a Class A share of each Fund (which offers Class A shares) on December 31, 2019, under the then-current maximum sales charge:

	CM Commodity Index Fund - Class A	Emerging Markets Fund - Class A	Global Hard Assets Fund - Class A	International Investors Gold Fund - Class A	Emerging Markets Bond Fund - Class A	VanEck NDR Managed Allocation Fund - Class A
Net assets value and repurchase price per share on $.001 par value capital shares outstanding	$4.61	$18.03	$28.39	$10.16	$6.44	$29.08
Maximum sales charge (as described in the Prospectus)	$0.28	$1.10	$1.73	$0.62	$0.39	$1.77
Maximum offering price per share	$4.89	$19.13	$30.12	$10.78	$6.83	$30.85
In determining whether a deferred sales charge is applicable to Class C shares, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first from any Class A shares in the shareholder’s Fund account (unless a specific request is made to redeem a specific class of shares), Class C shares held for over one year and shares attributable to appreciation or shares acquired pursuant to reinvestment, and third of any Class C shares held longest during the applicable period.
Each Fund’s investments are generally valued based on market quotations which may be based on quotes obtained from a quotation reporting system, established market makers, broker dealers or by an independent pricing service. Short-term debt investments having a maturity of 60 days or less are valued at amortized cost, which approximates the fair value of the security. Assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. When market quotations are not readily available for a portfolio security or other asset, or, in the opinion of its Adviser, are deemed unreliable, a Fund will use the security’s or asset’s “fair value” as determined in good faith in accordance with the Funds’ Fair Value Pricing Policies and Procedures, which have been approved by the Board. As a general principle, the current fair value of a security or other asset is the amount which a Fund might reasonably expect to receive for the security or asset upon its current sale. The Funds’ Pricing Committee, whose members are selected by the senior management of the Advisers and reported to the Board, is responsible for recommending fair value procedures to the Board and for administering the process used to arrive at fair value prices. Factors that may cause a Fund’s Pricing Committee to fair value a security include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market, trading in the security has been suspended, or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or the price for the security is “stale” because its price has not changed for 5 consecutive business days, (4) an Adviser determines that a market quotation is not reliable, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.
In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.
Foreign equity securities in which the Funds invest may be traded in markets that close before the time that each Fund calculates its NAV. Foreign equity securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect an Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee may apply a fair valuation formula to those foreign equity securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.
Certain of the Funds’ portfolio securities are valued by an independent pricing service approved by the Board. The independent pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such independent pricing service.
There can be no assurance that the Funds could purchase or sell a portfolio security or other asset at the price used to calculate the Funds’ NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Funds’ fair value procedures, there can be material differences between a fair value price at which a portfolio security or other asset is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities or other assets may be less frequent, and of greater magnitude, than changes in the price of portfolio securities or other assets valued by an independent pricing service, or based on market quotations.
EXCHANGE PRIVILEGE
Shareholders of a Fund may exchange their shares for shares of the same class of other funds in the Trust that offer an Exchange Privilege for that class. The Exchange Privilege will not be available if the proceeds from a redemption of shares of a Fund whose shares qualify are paid directly to the shareholder. The Exchange Privilege is not available for shares which are not on deposit with DST or UMB Bank (“UMB”), or shares which are held in escrow pursuant to a Letter of Intent. If certificates representing shares of a Fund accompany a written exchange request, such shares will be deposited into an account with the same registration as the certificates upon receipt by DST.
The Funds each reserve the right to (i) charge a fee of not more than $5.00 per exchange payable to a Fund or charge a fee reasonably intended to cover the costs incurred in connection with the exchange; (ii) establish a limit on the number and amount of exchanges made pursuant to the Exchange Privilege, as disclosed in the Prospectuses and (iii) terminate the Exchange Privilege without written notice. In the event of such termination, shareholders who have acquired their shares pursuant to the Exchange Privilege will be afforded the opportunity to re-exchange such shares for shares of the Fund originally purchased without sales charge, for a period of not less than three (3) months.
By exercising the Exchange Privilege, each shareholder whose shares are subject to the Exchange Privilege will be deemed to have agreed to indemnify and hold harmless the Trust and each of its series, their Adviser, sub-investment adviser (if any), distributor, transfer agent, UMB and the officers, directors, employees and agents thereof against any liability, damage, claim or loss, including reasonable costs and attorneys’ fees, resulting from acceptance of, or acting or failure to act upon, or acceptance of unauthorized instructions or non-authentic telephone instructions given in connection with, the Exchange Privilege, so long as reasonable procedures are employed to confirm the authenticity of such communications. (For more information on the Exchange Privilege, see the Prospectuses).
CLASS CONVERSIONS
Eligible shareholders may convert their shares from one class to another class within the same Fund, without any conversion fee, upon request by such shareholders or their financial intermediaries. For federal income tax purposes, a same-fund conversion from one class to another is not expected to result in the realization by the shareholder of a capital gain or loss (non-taxable conversion). Generally, Class A shares subject to a contingent deferred sales charge (“CDSC”) and Class C shares subject to a contingent deferred redemption charge (“CDRC”) are not eligible for conversion until the applicable CDSC or CDRC period has expired. However, some waivers of the CDSC or CDRC may apply as specified in the Prospectus. Shares eligible for conversion are exchanged between classes of the same fund on a dollar-for-dollar basis at NAV. Not all share classes are available through all financial intermediaries or all their account types or programs. To determine whether you are eligible to invest in a specific class of shares, see the section of the Prospectuses entitled “Shareholder Information - How to Choose a Class of Shares” and contact your financial intermediary for additional information.
INVESTMENT PROGRAMS
Dividend Reinvestment Plan. Reinvestments of dividends of the Funds will occur on a date selected by the Board.
Automatic Exchange Plan. Investors with accounts held directly at the Fund may arrange under the Automatic Exchange Plan to have DST collect a specified amount once a month or quarter from the investor’s account in one of the Funds and purchase full and fractional shares of another Fund in the same class at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Exchange Plan are given in the application which is available from DST or the

Funds. Class C shares are not eligible. Accounts opened through a financial intermediary may be eligible for a similar plan offered by that financial intermediary. Please contact your financial intermediary for details.
An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Exchange Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Exchange Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.
The expenses of the Automatic Exchange Plan are general expenses of a Fund and will not involve any direct charge to the participating shareholder. The Automatic Exchange Plan is completely voluntary and may be terminated on fifteen days’ notice to DST.
Letter of Intent (“LOI” or “Letter”). For LOIs, out of an initial purchase (or subsequent purchases if necessary), 5% of the specified dollar amount of an LOI will be held in escrow by DST in a shareholder’s account until the shareholder’s total purchases of the VanEck Funds pursuant to the LOI plus a shareholder’s accumulation credit (if any) equal the amount specified in the Letter. A purchase not originally made pursuant to an LOI may be included under a backdated Letter executed within 90 days of such purchase (accumulation credit). If total purchases pursuant to the Letter plus any accumulation credit are less than the specified amount of the Letter, the shareholder must remit to the Distributor an amount equal to the difference in the dollar amount of the sales charge the shareholder actually paid and the amount of the sales charge which the shareholder would have paid on the aggregate purchases if the total of such purchases had been made at a single time. If the shareholder does not, within 20 business days after written request by the dealer or bank or by the Distributor, pay such difference in sales charge, DST, upon instructions from the Distributor, is authorized to cause to be repurchased (liquidated) an appropriate number of the escrowed shares in order to realize such difference. A shareholder irrevocably constitutes and appoints DST, as escrow agent, to surrender for repurchase any or all escrowed shares with full power of substitution in the premises and agree to the terms and conditions set forth in the Prospectuses and SAI. A LOI is not effective until it is accepted by the Distributor.
Automatic Investment Plan. Investors with accounts held directly at the Fund may arrange under the Automatic Investment Plan to have DST collect a specified amount once a month or quarter from the investor’s checking account and purchase full and fractional shares of a Fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Investment Plan are given in the application which is available from DST or the Funds. Accounts opened through a financial intermediary may be eligible for a similar plan offered by that financial intermediary. Please contact your financial intermediary for details.
An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Investment Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Investment Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.
The expenses of the Automatic Investment Plan are general expenses of a Fund and will not involve any direct charge to the participating shareholder. The Automatic Investment Plan is completely voluntary. The Automatic Investment Plan may be terminated on thirty days’ notice to DST.
Automatic Withdrawal Plan. Investors with accounts held directly at the Fund may establish the Automatic Withdrawal Plan which is designed to provide a convenient method of receiving fixed redemption proceeds at regular intervals from shares of a Fund deposited by the investor under this Plan. Class C shares are not eligible, except for automatic withdrawals for the purpose of retirement account distributions. Further details of the Automatic Withdrawal Plan are given in the application, which is available from DST or the Funds. Accounts opened through a financial intermediary may be eligible for a similar plan offered by that financial intermediary. Please contact your financial intermediary for details.
In order to open an Automatic Withdrawal Plan, the investor must complete the Application and deposit or purchase for deposit, with DST, the agent for the Automatic Withdrawal Plan, shares of a Fund having a total value of not less than $10,000 based on the offering price on the date the Application is accepted, except for automatic withdrawals for the purpose of retirement account distributions.
Income dividends and capital gains distributions on shares under an Automatic Withdrawal Plan will be credited to the investor’s Automatic Withdrawal Plan account in full and fractional shares at the net asset value in effect on the reinvestment date.
Periodic checks for a specified amount will be sent to the investor, or any person designated by him, monthly or quarterly (January, April, July and October). A Fund will bear the cost of administering the Automatic Withdrawal Plan.
Redemption of shares of a Fund deposited under the Automatic Withdrawal Plan may deplete or possibly use up the initial investment plus income dividends and distributions reinvested, particularly in the event of a market decline. In addition, the amounts received by an investor cannot be considered an actual yield or income on his investment, since part of such payments may be a return of his capital. The redemption of shares under the Automatic Withdrawal Plan may give rise to a taxable event.

The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of a Fund would be disadvantageous because of the sales charge payable with respect to such purchases. An investor may not have an Automatic Withdrawal Plan in effect and at the same time have in effect an Automatic Investment Plan or an Automatic Exchange Plan. If an investor has an Automatic Investment Plan or an Automatic Exchange Plan, such service must be terminated before an Automatic Withdrawal Plan may take effect.
The Automatic Withdrawal Plan may be terminated at any time (1) on 30 days notice to DST or from DST to the investor, (2) upon receipt by DST of appropriate evidence of the investor’s death or (3) when all shares under the Automatic Withdrawal Plan have been redeemed. Upon termination, unless otherwise requested, certificates representing remaining full shares, if any, will be delivered to the investor or his duly appointed legal representatives.
TAXES
The following summary outlines certain federal income tax considerations relating to an investment in the Funds by a taxable U.S. investor (as defined below). This summary is intended only to provide general information to U.S. investors that hold the shares as a capital asset, is not intended as a substitute for careful tax planning, does not address any foreign, state or local tax consequences of an investment in the Fund, and does not address the tax considerations that may be relevant to investors subject to special treatment under the Code, including, without limitation, U.S. expatriates, brokers or dealers in securities, traders in securities that use the mark-to-market method of accounting, tax-exempt entities, Non-U.S. investors (except to the limited extent discussed below), regulated investment companies, REITs, grantor trusts, U.S. investors that have a functional currency other than the U.S. dollar, financial institutions, insurance companies, personal holding companies, or persons who acquire an interest in the Funds in connection with the performance of services. This summary should not be construed as legal or tax advice. This summary is based on the provisions of the Code, applicable U.S. Treasury regulations, administrative pronouncements of the IRS and judicial decisions in effect as of the date of this SAI. Those authorities may be changed, possibly retroactively, or may be subject to differing interpretations so as to result in U.S. federal income tax consequences different from those summarized herein. Prospective investors should consult their own tax advisors concerning the potential federal, state, local and foreign tax consequences of an investment in the Fund, with specific reference to their own tax situation.
As used herein, the term “U.S. investor” means an investor that, for U.S. federal income tax purposes, is (1) an individual who is a citizen or resident of the U.S., (2) a corporation, or other entity taxable as a corporation, that is created or organized in or under the laws of the U.S. or of any political subdivision thereof, (3) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (4) a trust if (i) it is subject to the primary supervision of a court within the U.S. and one or more U.S. persons as described in Code Section 7701(a)(30) have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. The term “Non-U.S. investor” means any investor that is not a U.S. investor, and who, in addition, is not a partnership or other fiscally transparent entity. If a partnership or other entity treated as a partnership for U.S. federal income tax purposes holds the shares, the tax treatment of a partner in such partnership or equity owner in such other entity generally will depend on the status of the partner or equity owner and the activities of the partnership or other entity.
TAXATION OF THE FUNDS IN GENERAL
Each of the Funds has elected and intends to operate in a manner that will permit it to qualify to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. To qualify, each Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) satisfy certain diversification requirements.
As a regulated investment company, a Fund will not be subject to federal income tax on its net investment income and capital gain net income (net long-term capital gains in excess of net short-term capital losses) that it distributes to shareholders if at least 90% of its investment company taxable income for the taxable year is distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at the corporate income tax rate without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as dividend income to the extent of the Fund’s current or accumulated earnings or profits. In lieu of potential disqualification, a Fund is permitted to pay a tax for certain failures to satisfy the above requirements, which, in general, are limited to those due to reasonable cause and not willful neglect.
With respect to VanEck NDR Managed Allocation Fund, distributions by the underlying fund, redemptions of shares in the underlying fund and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. If shares of the underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares.

Each Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the excise tax, during each calendar year the Fund must distribute, or be deemed to have distributed, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 (or December 31, if the Fund so elects), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Funds intend to make sufficient distributions to avoid this 4% excise tax.
The capital losses of a Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Any net capital losses of a Fund realized that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.
TAXATION OF THE FUNDS’ INVESTMENTS
Original Issue Discount and Market Discount. For federal income tax purposes, debt securities purchased by a Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Fund each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Because the Funds must include original issue discount in income regardless of whether they actually receive income, investment in original issue discount securities will make it more difficult for the Funds to make the distributions required for them to maintain their status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.
Debt securities may be purchased by the Funds at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Funds purchased the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Funds elect to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Funds may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless they make the election to include market discount currently.
Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a Fund’s transactions in other derivatives instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivatives instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.
Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.
Foreign Currency Transactions. Under Section 988 of the Code, special rules are provided for certain foreign currency transactions. Foreign currency gains or losses from foreign currency contracts (whether or not traded in the interbank market), from futures contracts on foreign currencies that are not “regulated futures contracts,” and from unlisted or equity options are treated as ordinary income or loss under Section 988 of the Code. The Funds may elect to have foreign currency-related regulated futures contracts and listed non-equity options be subject to ordinary income or loss treatment under Section 988 of the Code. In addition, in certain circumstances, the Funds may elect capital gain or loss treatment for foreign currency transactions. The rules under Section 988 of the Code may also affect the timing of income recognized by the Funds. The Treasury Department is authorized to issue regulations excluding foreign currency gains that are not directly related to a regulated investment company’s investment in stock or securities (or its options contracts or futures contracts with respect to stock or securities) for purposes of the qualifying income test described above, and so the Funds may have to limit their investments in order to enable them to satisfy this test.
PFIC investments. A Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.
Investments in Commodities and Commodity-Linked Derivatives. The Funds may gain exposure to the commodities markets through investments in commodity index-linked derivative instruments and, in the case of the International Investors Gold Fund, through its investment in the Subsidiary (discussed below). Commodities, including precious metals, are not qualifying assets for purposes of satisfying the diversification requirements and gains from these investments are not considered qualifying income for purposes of satisfying the income requirement for treatment as a regulated investment company. An IRS revenue ruling holds that income derived from commodity-linked swaps also is not qualifying income for purposes of the income requirement. In September 2016 the Internal Revenue Service announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a regulated investment company that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company.) The IRS also revoked private letter rulings issued to some funds regarding the treatment of income from commodity-linked notes held directly by such funds. Given the uncertainty surrounding the treatment of certain commodity-linked derivative instruments under the qualification tests for a regulated investment company, the Fund may face limits on its ability to invest directly in such derivative instruments.
In addition, the VanEck NDR Managed Allocation Fund may gain exposure to commodities through investment in QPTPs, such as an exchange traded fund or ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which the Fund may invest indirectly in commodities or commodity-linked derivatives may be limited by the income and diversification requirements, which the Fund must continue to satisfy to maintain its status as a regulated investment company. The Fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the income requirement. If the Fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the Fund could fail to qualify as a regulated investment company.
Subsidiary. Each of CM Commodity Index Fund and International Investors Gold Fund intends to invest a portion of its assets in the CMCI Subsidiary and Gold Subsidiary, which will each be classified as a corporation for U.S. federal income tax purposes. For U.S. federal income tax purposes, each of the CMCI Subsidiary and the Gold Subsidiary will be treated as a controlled foreign corporation (“CFC”) and each of the CM Commodity Index Fund and International Investors Gold Fund will be treated as a “U.S. shareholder” of the Subsidiary. As a result, each of the CM Commodity Index Fund and International Investors Gold Fund will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s “subpart F income,” whether or not such income is distributed to the Fund (deemed inclusions). Recently released Treasury Regulations permit the Fund to treat deemed inclusions as satisfying the Income Requirement even if the Subsidiary does not make a distribution of such income. It is expected that all of the CMCI Subsidiary and Gold Subsidiary’s income will be “subpart F income.” CM Commodity Index Fund and International Investors Gold Fund’s recognition of their Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the CMCI Subsidiary and the Gold Subsidiary to CM Commodity Index Fund and International Investors Gold Fund, respectively will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce each of CM Commodity Index Fund and International Investors Gold Fund’s tax basis in its respective Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the CMCI Subsidiary or Gold Subsidiary’s underlying income. If a net loss is realized by the CMCI Subsidiary or Gold Subsidiary, such loss is not generally available to offset the income earned by the Subsidiary’s parent Fund.
A foreign corporation, such as the CMCI Subsidiary or the Gold Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that each of the CMCI Subsidiary and the Gold Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities under certain circumstances without being deemed to be engaged in a U.S. trade or business. However, if certain of the CMCI Subsidiary or Gold Subsidiary’s activities were determined not to be of the type described in the safe harbor (which the CM Commodity Index Fund and the International Investor Gold Fund do not expect), then the activities of such Subsidiary may constitute a U.S. trade or business, or be taxed as such.
In general, foreign corporations, such as the CMCI Subsidiary and the Gold Subsidiary, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands, where each of the CMCI Subsidiary and the Gold Subsidiary is a resident for U.S. federal income tax purposes, that would reduce this rate of withholding tax. It is not expected that the CMCI Subsidiary or the Gold Subsidiary will derive income subject to such withholding tax.
Investments in Chinese Bonds
The Emerging Markets Bond Fund may invest in RMB-denominated bonds issued in the PRC.
There are some uncertainties in the PRC tax rules governing taxation of income and gains from investments in the PRC due to the lack of formal guidance from the PRC’s tax authorities that could result in unexpected tax liabilities. On the basis that nonresidents enterprises (i) do not have places of business, establishments or permanent establishments in the PRC; and (ii) are not PRC tax resident enterprises, China generally may impose Withholding Income Tax (“WHT”) at a rate of 10% (which may be reduced by the double taxation agreement/arrangement) on interest derived by nonresidents, from issuers resident in the PRC.  However, on November 7, 2018, the PRC Ministry of Finance (MOF) and PRC State Administration of Taxation (SAT) jointly issued Caishui 2018 108 (Circular 108) to clarify the temporary three-year tax exemption on bond interest derived by foreign institutional investors (FIIs). Pursuant to Circular 108, FIIs are temporarily exempt from withholding income tax and value added tax with respect to bond interest income derived in the domestic bond market (via QFII, RQFII, CIBM and Hong Kong Bond Connect) from November 7, 2018 to November 6, 2021. Additionally, prior to November 7, 2018, interest received by nonresidents from PRC government bonds issued by the PRC Ministry of Finance

(“MOF”) or local government bonds was exempt from WHT. The term “local government bonds” refers to bonds which are approved by the PRC State Council to be issued by governments of provinces, autonomous regions, municipalities directly under the PRC government or municipalities separately listed on the state plan.
Under the PRC Corporate Income Tax regime, PRC also imposes WHT at a rate of 10% (subject to treaty relief) on PRC-sourced capital gains derived by nonresident enterprises, provided that the nonresident enterprises (i) do not have places of business, establishments or permanent establishments in the PRC; and (ii) are not PRC tax resident enterprises. The Emerging Markets Bond Fund currently considers capital gains derived from bonds issued by PRC entities to be non PRC-sourced income, and thus nonresident enterprises should not be subject to WHT on such gains.
Gains derived by nonresidents from the trading of bonds issued by PRC entities should be exempt from value-added tax.
PRC rules for taxation of RQFIIs (and QFIIs), as well as nonresidents trading bonds via Bond Connect are evolving, and the PRC tax regulations to be issued by the PRC State Administration of Taxation and/or PRC MOF to clarify the subject matter may apply retrospectively, even if such rules are adverse to the nonresident investors. If the PRC tax authorities were to issue differing formal guidance or tax rules regarding the taxation of interest and capital gains derived by QFIIs, RQFIIs and other nonresident investors from PRC bonds, and / or begin collecting WHT on gains from such investments, the Emerging Markets Bond Fund could be subject to additional tax liabilities.
TAXATION OF U.S. INVESTORS
Fund Distributions. Distributions of net investment income generally are taxable as ordinary income to the extent of a Fund’s earnings and profits, a portion of which may be qualified dividends eligible to be taxed at reduced rates as discussed below. Dividends of net investment income and the excess of net short-term capital gain over net long-term capital loss are generally taxable as ordinary income to shareholders. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund as such are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders, except to the extent of gain from a sale or disposition of collectibles, such as precious metals, taxable currently at a maximum 24% rate. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of shares.
Dividends of net investment income and distributions of net capital gain will be taxable as described above whether received in cash or reinvested in additional shares. When distributions are received in the form of shares issued by the Funds, the amount of the dividend/distribution deemed to have been received by participating shareholders generally is the amount of cash which would otherwise have been received. In such case, participating shareholders will have a tax liability without a corresponding receipt of cash and will also have a basis for federal income tax purposes in each share received from the Funds equal to such amount of cash.
Dividends and/or distributions by the Funds result in a reduction in the net asset value of the Funds’ shares. Should a dividend/distribution reduce the net asset value below a shareholder’s cost basis, such dividend/distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a dividend/distribution. The price of shares purchased at that time includes the amount of any forthcoming dividend/distribution. Those investors purchasing shares just prior to a dividend/distribution will then receive a return of their investment upon payment of such dividend/distribution which will nevertheless be taxable to them.
Qualified Dividend Income. A portion of the dividend income received by a Fund may constitute qualified dividend income eligible to be taxed at a maximum rate of 20% to individuals, trusts and estates. If the aggregate amount of qualified dividend income received by the Fund during any taxable year is less than 95% of the Fund’s gross income (as specifically defined for that purpose), qualified dividend treatment applies only if and to the extent reported by the Fund as qualified dividend income. A Fund may report such dividends as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such dividends are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or whose stock is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 121 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the “holding period requirement”). In order to be eligible for the 20% maximum rate on dividends from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Income derived by the Fund from investments in derivatives, fixed income and foreign securities generally is not eligible for this treatment.
Sales Load. If a shareholder (i) incurs a sales load in acquiring shares in the Funds, and (ii) by reason of incurring such charge or making such acquisition acquires the right to acquire shares of one or more regulated investment companies without the payment of a load or with the payment of a reduced load (“reinvestment right”), and (iii) disposes of the shares before the 91st day after the date on which the shares were acquired, and (iv) subsequently acquires shares in that regulated investment company or in another regulated investment company and the otherwise applicable load charge is reduced pursuant to the reinvestment right, then the load charge will not be taken into account for purposes of determining the shareholder’s gain or loss on the disposition. For sales charges incurred in taxable years beginning after December 22, 2010, this sales charge deferral rule shall apply only when a shareholder makes such new acquisition of Fund shares or shares of a different regulated investment company during the period beginning on the date the original Fund shares are disposed of and ending on January 31 of the calendar year following the calendar year of the disposition of the original Fund shares. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder’s basis in such shares.
Pass-through of Foreign Tax Credits. A Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle a Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. A qualified fund of funds, i.e. a Fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders foreign tax credits. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund or received from underlying funds, and will be treated as having paid such foreign taxes. The shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit may be allowed for shareholders who hold shares of the Fund for at least 16 days during the 31-day period beginning on the date that is 15 days before the ex-dividend date. Under certain circumstances, individual shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116 or having to comply with most foreign tax credit limitations, provided certain other requirements are met.
Backup Withholding. Each Fund may be required to backup withhold federal income tax at a current rate of 24% from dividends paid to any shareholder who fails to furnish a certified taxpayer identification number (“TIN”) or who fails to certify that he or she is exempt from such withholding, or who the IRS notifies the Fund as having provided the Fund with an incorrect TIN or failed to properly report interest or dividends for federal income tax purposes. Any such withheld amount will be fully creditable on the shareholder’s U.S. federal income tax return, provided certain requirements are met. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties.
Medicare Tax. A U.S. person that is an individual is subject to a 3.8% tax on the lesser of (1) the U.S. person’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. person’s modified gross income for the taxable year over a certain threshold (which currently is between $125,000 and $250,000, depending on the individual’s circumstances). Estates and trusts that do not fall into a special class of trusts that is exempt from such tax are subject to the same 3.8% tax on the lesser of their undistributed net investment income and the excess of their adjusted gross income over a certain threshold. Net investment income generally includes dividends on our stock and gain from the sale of our stock. A prospective investor that is a U.S. individual, estate or trust is urged to consult a tax advisor regarding the applicability of this tax.

Dividends Declared in December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.
Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.
Securities lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.
Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAXATION OF NON-U.S. INVESTORS
The U.S. federal income tax treatment of a Non-U.S. investor investing in the Fund is complex and will vary depending upon the circumstances of the Non-U.S. investor and the activities of the Fund. Distributions of ordinary income paid to Non-U.S. investors generally will be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. Prospective Non-U.S. investors are urged to consult their tax advisors regarding the specific tax consequences applicable to them.

FOREIGN ACCOUNT TAX COMPLIANCE ACT
As part of the Foreign Account Tax Compliance Act, (“FATCA”), the Funds are required to impose a 30% withholding tax on income dividends paid by the Fund to (i) foreign financial institutions (“FFI’s”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFE’s”), unless they certify certain information regarding their direct and indirect U.S. owners. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations recently issued by the IRS, which can be relied on currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). To avoid possible withholding, FFI’s, other than FFIs subject to special treatment under certain intergovernmental agreements, will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFE’s will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.
The Funds may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Funds to comply with the FATCA rules. If the Funds are required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
PROCESSING AND SERVICE FEES
Dealers and intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.
REDEMPTIONS IN KIND
The Trust has reserved the right to redeem its shares in kind.  With respect to such reservation of rights, each of Global Hard Assets Fund and International Investors Gold Fund has committed itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.
REDEMPTIONS INITIATED BY A FUND
Each Fund reserves the right to redeem your shares in the Fund if the Fund’s Board determines that the failure to so redeem may have materially adverse consequences to the shareholders of the Fund. For example, the Board may make such a determination if a shareholder’s residence in a particular foreign jurisdiction would cause the Fund to be subject to burdensome regulatory restrictions.
DESCRIPTION OF THE TRUST
The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 3, 1985. On May 1, 2016, Van Eck Funds changed its name to VanEck Funds.
The Board has authority to issue an unlimited number of shares of beneficial interest of each Fund, $.001 par value. Seven separate series of the Trust are currently being offered.
Emerging Markets Bond Fund, International Investors Gold Fund and VanEck Morningstar Wide Moat Fund are classified as non-diversified funds under the 1940 Act. CM Commodity Index Fund, Emerging Markets Fund, Global Hard Assets Fund and VanEck NDR Managed Allocation Fund are classified as diversified funds under the 1940 Act. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is any fund other than a diversified fund. This means that the fund at the close of each quarter of its taxable year must, in general, limit its investment in the securities of a single issuer to (i) no more than 25% of its assets, (ii) with respect to 50% of the fund’s assets, no more than 5% of its assets, and (iii) the fund will not own more than 10% of outstanding voting securities. Each Fund is a separate pool of assets of the Trust which is separately managed and which may have a different investment objective from that of another Fund. The Board has the authority, without the necessity of a shareholder vote, to create any number of new series.
Each share of a Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust’s Amended and Restated Master Trust Agreement, as amended (the “Master Trust Agreement”), no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. The Board is a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time a meeting of shareholders will be called to elect additional trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of the Trust can require the Board to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. Shares of each Fund vote as a separate class, except with respect to the election of Trustees and as otherwise required by the 1940 Act. On matters affecting an individual Fund, a separate vote of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter not affecting that Fund. In accordance with the 1940 Act, under certain circumstances, the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders.
Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liability for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust’s property of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Advisers believe that, in view of the above, the risk of personal liability to shareholders is remote.
ADDITIONAL INFORMATION
Custodian. State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, serves as the custodian of the Trust’s portfolio securities, cash, coins and bullion. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of a Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.
Transfer Agent. DST Systems, Inc., 210 West 10th Street, 8th Floor, Kansas City, MO 64105, serves as transfer agent for the Trust.
Independent Registered Public Accounting Firm. Ernst & Young LLP, Five Times Square, New York, NY 10036, serves as independent registered public accounting firm for the Trust.
Counsel. Stradley Ronon Stevens and Young LLP, 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as counsel to the Trust.
FINANCIAL STATEMENTS
The audited financial statements of the Funds for the fiscal year ended December 31, 2019 are incorporated by reference from the Funds’ Annual Report to shareholders . The Funds’ Annual and Semi-Annual Reports are available at no charge by visiting the VanEck website at vaneck.com, or upon written or telephone request to the Trust at the address or telephone number set forth on the first page of this SAI.
LICENSING AGREEMENTS AND DISCLAIMERS
VEAC has entered into a licensing agreement with Morningstar to use the Wide Moat Index. VanEck Morningstar Wide Moat Fund is entitled to use the Wide Moat Index pursuant to a sub-licensing arrangement with VEAC.
VanEck Morningstar Wide Moat Fund is not sponsored, endorsed, sold or promoted by Morningstar. Morningstar makes no representation or warranty, express or implied, to the shareholders of VanEck Morningstar Wide Moat Fund or any member of the public regarding the advisability of investing in securities generally or in VanEck Morningstar Wide Moat Fund in particular or the ability of the Fund to track general stock market performance. Morningstar’s only relationship to VEAC is the licensing of certain service marks and service names of Morningstar and of the Wide Moat Index, which are determined, composed and calculated by Morningstar without regard to VEAC or VanEck Morningstar Wide Moat Fund. Morningstar has no obligation to take the needs of VEAC or the shareholders of the VanEck Morningstar Wide Moat Fund into consideration in determining, composing or calculating the Wide Moat Index. Morningstar is not responsible for and has not participated in the determination of the prices and amount of VanEck Morningstar Wide Moat Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of VanEck Morningstar Wide Moat Fund.
MORNINGSTAR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE WIDE MOAT INDEX OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NOT LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VEAC, SHAREHOLDERS OF THE VANECK MORNINGSTAR WIDE MOAT FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE WIDE MOAT INDEX OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE WIDE MOAT INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
VEAC has also entered into a licensing agreement with UBS AG (“UBS”), London and Bloomberg Finance L.P. (“Bloomberg”) to use the UBS Bloomberg Constant Maturity Commodity Total Return Index (the “CMCI”). The CM Commodity Index Fund is entitled to use the CMCI pursuant to a sub-licensing arrangement with VEAC.
UBS and Bloomberg own or exclusively license, solely or jointly as agreed between them all proprietary rights with respect to the CMCI. Any third-party product based on or related to the CMCI (“Product”) may only be issued upon the prior joint written approval of UBS and Bloomberg and upon the execution of a license agreement between UBS, Bloomberg and the party intending to launch a Product (a “Licensee”). In no way do UBS or Bloomberg sponsor or endorse, nor are they otherwise involved in the issuance and offering of a Product nor do either of them make any representation or warranty, express or implied, to the holders of the Product or any member of the public regarding the advisability of investing in the Product or commodities generally or in futures particularly, or as to results to be obtained from the use of the CMCI or from the Product. Further, neither UBS nor Bloomberg provides investment advice to any Licensee specific to the Product, other than providing the CMCI as agreed in the license agreement with the Licensee, and which will be done without consideration of the particular needs of the Product or the Licensee. UBS and Bloomberg each specifically disclaim any liability to any party for any inaccuracy in the data on which the CMCI is based, for any mistakes, errors, omissions or interruptions in the calculation and/or dissemination of the CMCI, or for the manner in which such is applied in connection with the issuance and offering of a Product. In no event shall UBS or Bloomberg have any liability to any party for any lost profits or indirect, punitive, special or consequential damages or losses.
THIS IS NOT AN OFFER OR SOLICITATION BY UBS OR BLOOMBERG OF AN OFFER TO BUY OR SELL ANY SECURITY OR INVESTMENT. PAST PERFORMANCE OF THE UBS BLOOMBERG CONSTANT MATURITY COMMODITY INDEX IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

APPENDIX A
VEAC AND VEARA’S PROXY VOTING POLICIES
VANECK PROXY VOTING POLICIES
VanEck (the “Adviser” or “VanEck”) has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.
Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.
An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.
The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.
Resolving Material Conflicts of Interest
When a material conflict of interest exists, proxies will be voted in the following manner:

1.	Strict adherence to the Glass Lewis guidelines, or

2.	The potential conflict will be disclosed to the client:

a.	with a request that the client vote the proxy,

b.	with a recommendation that the client engage another party to determine how the proxy should be voted or

c.	if the foregoing are not acceptable to the client, disclosure of how VanEck intends to vote and a written consent to that vote by the client.
Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.
A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a VanEck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.
Client Inquiries
All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.
Disclosure to Clients:

1.	Notification of Availability of Information

a.
Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

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2.	Availability of Proxy Voting Information

a.	At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.
Recordkeeping Requirements

1.	VanEck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

a.	proxy statements received;

b.	identifying number for the portfolio security;

c.	shareholder meeting date;

d.	brief identification of the matter voted on;

e.	whether the vote was cast on the matter;

f.	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

g.	records of written client requests for information on how the Adviser voted proxies on behalf of the client;

h.
a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

2.
Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

3.
If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

4.
Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

Voting Foreign Proxies
At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.
Securities Lending
Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.
Proxy Voting Policy
The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.
While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.
The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

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U.S. PROXY PAPER POLICY GUIDELINES SUMMARY

JANUARY 1, 2020

GLASS LEWIS

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Summary of Changes for the 2020 U.S. Proxy Paper Guidelines
Following is a summary of the significant changes to the 2020 U.S. Proxy Paper Policy Guidelines:
KEY COMMITTEE PERFORMANCE: In the Board Composition section below, we have expanded the list of reasons we may recommend voting against director nominees based on key committee performance. While we typically recommend voting in favor of the election of independent directors, we will recommend voting against directors for the following additional reasons:

•	Audit fees not disclosed – We will generally recommend voting against the chair of the audit committee where fees paid to the company’s external auditor in the past year are not disclosed.

•
Director attendance records not disclosed – We will generally recommend voting against the governance committee chair where a company does not disclose the directors’ attendance records for board and committee meetings in the past year, or where disclosure is sufficiently vague that it is not possible to determine which specific director’s attendance was lacking.

•
Excluded shareholder proposals – We will generally recommend voting against the governance committee members where a company omits a shareholder proposal without receiving explicit guidance from the SEC stating that it concurs with the company’s argument that a proposal should be excluded, or where there is no publicly-available disclosure that permission was given verbally to the company by the SEC.

•
Insufficient response to say-on-pay disapproval – We will generally recommend voting against the compensation committee members where a company fails to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. In cases where the say-on-pay proposal received between 20-50% shareholder opposition in the previous year and concerns regarding the company’s executive compensation practices are ongoing, we will consider recommending voting against the chair or members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.

•
Frequency of say-on-pay – We will generally recommend voting against the compensation committee members where a company adopts a frequency for future advisory votes on executive compensation that differs from the frequency approved by shareholders.

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INTRODUCTION
These guidelines provide a general, high-level overview of the Glass Lewis approach to proxy advice in the United States. For more detailed information on the implementation of the policy approach described below, please refer to the Glass Lewis United States policy guidelines.

I. ELECTION OF DIRECTORS
Board of Directors
Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse skills and backgrounds, are refreshed periodically to ensure an appropriate mix of director tenures, have a record of positive performance, and have members with a breadth and depth of relevant experience.
Board Composition
We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.
We recommend voting in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.
We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the five years prior to the inquiry are usually considered to be “current” for purposes of this test.
In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 20% or more of the company’s voting stock.
We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chair of the board who acts as an employee of the company or is paid as an employee of the company.
Although we typically recommend voting in favor of the election of independent directors, we will recommend voting against directors (or withholding where applicable, here and following) for the following reasons:

•	A director who attends less than 75% of the board and applicable committee meetings.

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•	A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).

•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

•	All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

•	An affiliated director where the board is not sufficiently independent in accordance with market best practice standards.

•	The audit committee chair where fees paid to the company’s external auditor in the past year are not disclosed.

•	The governance committee or chair where a company amends the bylaws or other company governing documents to eliminate or decrease important shareholder rights.

•
The governance committee chair where a company does not disclose the directors’ attendance records for board and committee meetings in the past year, or where disclosure is sufficiently vague that it is not possible to determine which specific director’s attendance was lacking.

•
The governance committee or chair where a company does not adequately respond to a majority shareholder vote in favor of a shareholder proposal or submits an alternate management proposal in lieu of a shareholder proposal if the management proposal is materially different from the shareholder proposal.

•
The governance committee members where a company omits a shareholder proposal without receiving explicit guidance from the SEC stating that it concurs with the company’s argument that a proposal should be excluded, or where there is no publicly-available disclosure that permission was given verbally to the company by the SEC.

•
The compensation committee members where a company fails to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. In cases where the say-on-pay proposal received between 20-50% shareholder opposition in the previous year and concerns regarding the company’s executive compensation practices are ongoing, we will consider recommending voting against the chair or members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.

•	The compensation committee members where a company adopts a frequency for future advisory votes on executive compensation that differs from the frequency approved by shareholders.
We also believe that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:

•	CFO who presently sits on the board.

•
Director who presently sits on an excessive number of boards. Glass Lewis will generally recommend voting against a director who serves as an executive officer of any public company while serving on a total of more than two public boards and any other director who serves on a total of more than five public company boards. When making this determination, we will also consider relevant factors such as the size and location of the other companies where the director serves on the board, the director’s board roles at the companies in question, whether the director serves on the board of any large privately-held companies, the director’s tenure on the boards in question, and the director’s attendance record at all

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companies. In the case of directors who serve in executive roles other than CEO (e.g., executive chair), we will evaluate the specific duties and responsibilities of that role in determining whether an exception is warranted.

•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

•	Director with an interlocking directorship.
Board Committee Composition
All key committees including audit, compensation, governance, and nominating committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders. We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.
Board Tenure and Refreshment
Glass Lewis strongly supports routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. Further, we believe the board should evaluate the need for changes to board composition based on an analysis of skills and experience necessary for the company, as well as the results of the director evaluations, as opposed to relying solely on age or tenure limits. In our view, a director’s experience can be an asset to shareholders because of the complex, critical issues that boards face. When necessary, shareholders can address concerns regarding proper board composition through director elections.
Board Diversity
Glass Lewis recognizes the importance of ensuring that the board is comprised of directors who have a diversity of skills, thought and experience, as such diversity benefits companies by providing a broad range of perspectives and insights. As with previous years, Glass Lewis will continue to closely review the composition of the board and may note as a concern instances where we believe the board lacks representation of diverse director candidates, including those boards which have no female directors.
Glass Lewis will generally recommend voting against the nominating committee chair of a board that has no female members. Depending on other factors, including the size of the company, the industry in which the company operates and the governance profile of the company, we may extend this recommendation to vote against other nominating committee members. When making these voting recommendations, we will carefully review a company’s disclosure of its diversity considerations and may refrain from recommending shareholders vote against directors of companies outside the Russell 3000 index, or when boards have provided a sufficient rationale for not having any female board members. Such rationale may include, but is not limited to, a disclosed timetable for addressing the lack of diversity on the board and any notable restrictions in place regarding the board’s composition, such as director nomination agreements with significant investors.
Board Responsiveness
Glass Lewis believes that any time 20% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some

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level of responsiveness to address the concerns of shareholders, particularly in the case of a compensation or director election proposal. While the 20% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a remuneration proposal, etc.), it will be a contributing factor to recommend a vote against management's recommendation in the event we determine that the board did not respond appropriately.
As a general framework, our evaluation of board responsiveness involves a review of the publicly available disclosures released following the date of the company's last annual meeting up through the publication date of our most current Proxy Paper.
Review of the Compensation Discussion and Analysis Report
We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. In our evaluation of the CD&A, we examine, among other factors, the extent to which the company has used performance goals in determining overall compensation, how well the company has disclosed performance metrics and goals and the extent to which the performance metrics, targets and goals are implemented to enhance company performance. We would recommend voting against the chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets. However, if a company provides shareholders with an advisory vote on compensation, we will recommend that shareholders only vote against the advisory compensation vote proposal unless the compensation practices are particularly egregious or persistent.
Review of Risk Management Controls
We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending that shareholders vote against the chair of the board on that basis.
Environmental and Social Risk Oversight
Glass Lewis views environmental and social considerations as integral components of a company’s overall risk profile. We believe that boards should ensure management conducts a complete risk analysis of company operations, including those that have environmental and social implications. Directors should monitor management’s performance in mitigating companies’ environmental and social risks in order to eliminate or minimize the risks to a company and its shareholders. Companies face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight thereof. Therefore, in cases where the board or management has neglected to address a material environmental or social issue that has or could negatively impact shareholder value, we will recommend shareholders vote against directors responsible for risk oversight, either a dedicated risk committee or, in the absence of one, the audit committee.

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Separation of the roles of Chair and CEO
Glass Lewis believes that separating the roles of corporate officers and the chair of the board is a better governance structure than a combined executive/chair position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.
We view an independent chair as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.
We do not recommend voting against CEOs who serve on or chair the board. However, we do support a separation between the roles of chair of the board and CEO, whenever that question is posed in a proxy.
In the absence of an independent chair, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chair.
Majority Voting for the Election of Directors
Glass Lewis will generally support proposals calling for the election of directors by a majority vote in place of plurality voting. If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.
Classified Boards
Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.
Governance Following an IPO or Spin-Off
We believe companies that recently completed an initial public offering (“IPO”) or spin-off should be allowed adequate time to fully comply with marketplace listing requirements and meet basic corporate governance standards, and we generally refrain from making voting recommendation on the basis of governance standards (e.g., board independence, committee membership, meeting attendance) during the one-year period following an IPO.
However, Glass Lewis will review the terms of the applicable governing documents in order to determine whether shareholder rights are being severely restricted indefinitely. When shareholder rights are severely restricted, we will consider recommending against members of the board who served when the provisions are adopted. In conducting this evaluation, Glass Lewis will consider:

•	The adoption of anti-takeover provisions such as a poison pill or classified board;

•	Supermajority vote requirements to amend governing documents;

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•	The presence of exclusive forum or fee-shifting provisions;

•	Whether shareholders can call special meetings or act by written consent;

•	The voting standard provided for the election of directors;

•	The ability of shareholders to remove directors without cause;

•	The presence of evergreen provisions in the Company’s equity compensation arrangements; and

•	The presence of a dual-class share structure which does not afford common shareholders voting power that is aligned with their economic interest.
Mutual Fund Boards
Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund's adviser are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, the following differences from the guidelines at operating companies apply at mutual funds:

1.
We believe three-fourths of the boards of investment companies should be made up of independent directors, a stricter standard than the two-thirds independence standard we employ at operating companies.

2.
We recommend voting against the chair of the nominating committee at an investment company if the chair and CEO of a mutual fund is the same person and the fund does not have an independent lead or presiding director.

II. FINANCIAL REPORTING
Auditor Ratification
We believe that role of the auditor is crucial in protecting shareholder value. In our view, shareholders should demand the services of objective and well-qualified auditors at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.
Glass Lewis generally supports management's recommendation regarding the selection of an auditor. However, we recommend voting against the ratification of auditors for the following reasons:

•	When audit fees added to audit-related fees total less than one-half of total fees.

•
When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

•	When the company has aggressive accounting policies.

•	When the company has poor disclosure or lack of transparency in financial statements.

•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

•
When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

Where the auditor’s tenure is lengthy (e.g. over 10 years) and when we identify any ongoing litigation or significant controversies which call into question an auditor’s effectiveness.

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Auditor Rotation
We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).
Pension Accounting Issues
Certain proposals may raise the question as to whether pension accounting should have an effect on the company's net income and therefore be reflected in the performance of the business for purposes of calculating payments to executives. It is our view that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income.

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III. COMPENSATION
Equity Based Compensation Plans
Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.
We evaluate option plans based on certain overarching principles:

•	Companies should seek additional shares only when needed.

•	The number of shares requested should be small enough that companies need shareholder approval every three to four years (or more frequently).

•	If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.

•	Dilution of annual net share count or voting power, along with the “overhang” of incentive plans, should be limited.

•	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.

•	The expected annual cost of the plan should be proportional to the value of the business.

•	The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.

•	Plans should not permit re-pricing of stock options.

•	Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers.

•	Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements.

•	Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.
Option Exchanges
Option exchanges are reviewed on a case-by-case basis, although they are approached with great skepticism. Repricing is tantamount to a re-trade. We will support a repricing only if the following conditions are true:

•	Officers and board members do not participate in the program.

•	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude.

•	The exchange is value neutral or value creative to shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs.

•	Management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.
Performance Based Options
We generally recommend that shareholders vote in favor of performance-based option requirements. We believe that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop

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a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.
Linking Pay with Performance
Executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis grades companies on an A to F scale based on our analysis of executive compensation relative to performance and to that of the company’s peers and will recommend voting against the election of compensation committee members at companies with a pattern of failing our pay-for-performance analysis.
Director Compensation Plans
Glass Lewis believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. We support compensation plans that include non-performance-based equity awards. Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.
Advisory Votes on Compensation
We closely review companies’ compensation practices and disclosure as outlined in their CD&As and other company filings to evaluate management-submitted advisory compensation vote proposals. In evaluating these non-binding proposals, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of compensation in comparison to company performance and that of its peers.
Advisory Votes on Compensation Frequency
We believe companies should submit say-on-pay votes to shareholders every year and therefore will generally support annual votes on compensation absent a compelling reason. We believe annual say-on-pay votes encourage beneficial board and shareholder dialogue on compensation and that the relatively minor additional financial burdens on a company with regard to an annual vote are outweighed by the benefits to shareholders of more frequent accountability.
Additionally, in cases where a company adopts a frequency for future advisory votes on executive compensation that differs from the frequency approved by shareholders, we will recommend voting against all members of the compensation committee.
Limits on Executive Compensation
Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board's compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue.
Limits on Executive Stock Options
We favor the grant of options to executives. Options are a very important component of compensation packages designed to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company

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also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically vote against caps on executive stock options.
Hedging of Stock
Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their shareownership in the company.
CEO Pay Ratio
As mandated by Section 953(b) of the Dodd-Frank Wall Street Consumer and Protection Act, beginning in 2018, issuers will be required to disclose the median annual total compensation of all employees except the CEO, the total annual compensation of the CEO or equivalent position, and the ratio between the two amounts. Glass Lewis will display the pay ratio as a data point in our Proxy Papers, as available. While we recognize that the pay ratio has the potential to provide additional insight when assessing a company’s pay practices, at this time it will not be a determinative factor in our voting recommendations.

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IV. GOVERNANCE STRUCTURE
Anti-Takeover Measures
Poison Pills (Shareholder Rights Plans)
Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.
We believe that boards should be given wide latitude in directing the activities of the company and charting the company's course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation.
In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause. However, when a board adopts a poison pill without shareholder approval, we will vote against the entire board.
Right of Shareholders to Call a Special Meeting
We will vote in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 10-15% of the shareholders requesting such a meeting.
Shareholder Action by Written Consent
We are generally supportive of the right for shareholders to act by written consent. However, we believe that special meetings are preferable to action by written consent, as special meetings provide more protection for minority shareholders and better ensure that management is able to respond to the concerns raised by shareholders. Accordingly, in instances where companies have established other means for shareholders to influence a company’s proxy or act outside the annual meeting cycle, Glass Lewis may consider recommending against shareholder proposals requesting that companies adopt a right for shareholders to act by written consent. Specifically, if a company has adopted a special meeting right of 15% or below and has adopted reasonable proxy access provisions, Glass Lewis will generally recommend that shareholders vote against shareholder proposals asking companies to amend their bylaws to provide shareholders with the right to action by written consent.
Authorized Shares
Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:

1.	Stock split

2.	Shareholder defenses

3.	Financing for acquisitions

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4.	Financing for operations
Unless we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend in favor of the authorization of additional shares.
Voting Structure
Cumulative Voting
Glass Lewis will vote for proposals seeking to allow cumulative voting unless the company has majority voting for the election of directors, in which case, we will vote against. However, Glass Lewis will vote support the use of cumulative voting in contested elections. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting generally operates as a safeguard for by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board.
Dual-Class Share Structures
Glass Lewis believes dual-class voting structures are typically not in the best interests of common shareholders. We believe the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders.
We generally consider a dual-class share structure to reflect negatively on a company's overall corporate governance. Because we believe that allowing one vote per share best protects the interests of shareholders, we typically recommend that shareholders vote in favor of recapitalization proposals to eliminate dual-class share structures. Similarly, we will generally recommend voting against proposals to adopt a new class of common stock.
Supermajority Vote Requirements
Glass Lewis favors a simple majority voting structure except where a supermajority voting requirement is explicitly intended to protect the rights of minority shareholders in a controlled company. In the case of non-controlled companies, supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to their interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.
Access to the Proxy
Glass Lewis supports the ability of shareholders to nominate directors to company boards. However, to prevent abuse of this right, we believe shareholders seeking to nominate a director should meet minimum ownership thresholds and holding periods. Therefore, we will generally support reasonable, well-crafted proposals to allow shareholders access to the management proxy but, in formulating our recommendation, we will examine the proposed percentage ownership threshold, the minimum ownership period requirement and the number or percentage of board seats subject to nomination under this authority. We will also analyze the performance of the company and the board, the adoption of other means for shareholders to effect change such as through the ability to call a special meeting and the responsiveness of the board to shareholders. When there are conflicting management and shareholder proposals to adopt proxy access, we will

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review the differences of the proposals’ terms, and generally support the proposal with terms more friendly to shareholders.
Virtual Shareholder Meetings
A small but growing number of companies have elected to hold shareholder meetings by virtual means only. We believe that virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation to shareholders who are unable to attend a shareholder meeting in person (i.e., a “hybrid meeting”). However, we also believe that virtual-only meetings have the potential to curb the ability of a company’s shareholders to meaningfully communicate with the company’s management.
When analyzing the governance profile of companies that choose to hold virtual-only shareholder meetings, we look for robust disclosure in a company’s proxy statement which assures shareholders that they will be afforded the same rights and opportunities to participate as they would at an in-person meeting. Examples of effective disclosure include: (i) addressing the ability of shareholders to ask questions during the meeting, including time guidelines for shareholder questions, rules around what types of questions are allowed, and rules for how questions and comments will be recognized and disclosed to meeting participants; (ii) procedures, if any, for posting appropriate questions received during the meeting and the company’s answers, or on the investor page of their website as soon as is practical after the meeting; (iii) addressing technical and logistical issues related to accessing the virtual meeting platform; and (iv) procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting.
Glass Lewis will generally recommend voting against members of the governance committee of a board where the board is planning to hold a virtual-only shareholder meeting and the company does not provide such disclosure.
Shareholder Proposals
Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.
For more detailed information on our approach to shareholder proposals, please see Glass Lewis’ Shareholder Initiatives Guidelines.

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V. ENVIRONMENTAL AND SOCIAL RISK
Glass Lewis generally believes decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, are best left to management and the board as they in almost all cases have more and better information about company strategy and risk. However, when there is a clear link between the subject of a shareholder proposal and value enhancement or risk mitigation, Glass Lewis will recommend in favor of such proposal where the company has failed to or inadequately addressed the issue.
We strongly feel that shareholders should not attempt to micromanage the company, its business or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and hold directors accountable through the election of directors.
To this end, we examine the circumstances at each company on a case-by-case basis. We thoroughly research each firm, using publicly available information, such as annual reports, sustainability reports, companies’ websites, NGO websites, and news sources. When we identify situations where shareholder value may be at risk, we will note our concerns in the relevant section of the Proxy Paper analysis as well as in any applicable shareholder proposals. Though relatively rare, should a shareholder proposal seek action on a specific ESG issue, Glass Lewis will recommend voting in favor of such a proposal when we believe its implementation will enhance or protect shareholder value. We will also recommend voting in favor of a proposal if we believe supporting such proposal will promote disclosure of significant risk exposure.
In egregious cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, we will recommend shareholders vote against the reelection of certain directors.

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INTERNATIONAL PROXY PAPER POLICY GUIDELINES

JANUARY 1, 2020

GLASS LEWIS

SUMMARY OF CHANGES FOR THE 2020 INTERNATIONAL PROXY PAPER GUIDELINES

Following is a summary of the significant changes to the 2020 International Proxy Paper Policy Guidelines:

MARKET-SPECIFIC CONTEXT: We have added a clarification that these guidelines represent a summary of our global policy approach. For information on the detailed implementation of our general policies described in this document, please refer to the publicly available Glass Lewis policy guidelines for the relevant country.

BOARD INDEPENDENCE: We have clarified that we generally consider a director representing a shareholder who owns more than 10% of a company’s issued share capital to be affiliated, except where local regulations or best practice set a different ownership threshold.

SLATE BOARD ELECTIONS: We have clarified that we typically recommend voting against the entire slate of directors when the board proposes to elect directors as a slate and we have concerns regarding the independence of the board or any of its key committees.

SEPARATION OF CHAIR AND CEO: We have updated our policy to reflect that we may recommend voting against the chair of the nominating committee when the chair and CEO roles are combined and the board has not appointed an independent presiding or lead director.

SHARE ISSUES: We have updated our policy to reflect that in general, we will support proposals to issue shares (with pre-emption rights) when the requested increase is equal to or less than the current issued share capital. In some countries, if a proposal seeks to issue shares exceeding 33% of issued share capital, the company should explain the specific rationale, which we analyze on a case-by-case basis. Further, this policy applies to proposals to increase authorized capital where such proposals authorize the issue of new shares without requiring further shareholder approval.

PERFORMANCE PERIOD: We have updated our policy to state that we will generally recommend voting against say-on-pay proposals where reliance on short-term (i.e. less than two-year) performance targets is excessive.

CLAWBACK PROVISIONS: We have clarified that we do not usually recommend voting against a say-on-pay proposal solely on the basis of the absence of a clawback provision. However, we generally view clawback or malus as best practice provisions and their absence may be a contributing factor to a negative recommendation.

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INTRODUCTION

These guidelines provide a general overview of the Glass Lewis approach to proxy advice globally. Glass Lewis publishes separate, detailed policy guidelines for all major global markets, which are publicly available on the Glass Lewis website. Glass Lewis policies are largely based on the regulations, listing rules, codes of best practice and other relevant standards set in each country. While these guidelines provide a high-level overview of our general policy approach, implementation varies in accordance with relevant requirements or best practices in each market. For detailed information on the implementation of the policy approach described below, refer to the Glass Lewis policy guidelines for the relevant country.

I. ELECTION OF DIRECTORS

Board of Directors

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.

Board Composition

We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.

Where the company does not disclose the names or backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence, performance or skills we will consider recommending voting against or abstaining from voting on the directors’ election.

We recommend voting in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three-five years prior to the inquiry are usually considered to be “current” for purposes of this test.

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In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls, directly or indirectly, 10% or more of the company’s voting stock (except where local regulations or best practice set a different threshold).

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of independent directors, we will recommend voting against directors for the following reasons:

•	A director who attends less than 75% of the board and applicable committee meetings.

•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

•	An affiliated director where the board is not sufficiently independent in accordance with market best practice standards.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:

•	Director who presently sits on an excessive number of boards.

•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

•	Director with an interlocking directorship.

Slate Elections
In some countries, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of each individual director, but rather are limited to voting for or against the board as a whole. If we have concerns about the independence of the board or any of its key committees, significant concerns regarding the background or experience of one or more of the nominees, or any other board-related concerns in markets where directors are generally elected individually, we will recommend voting against the entire slate of directors.

Board Committee Composition
We believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. We will support boards with such a structure and encourage change where this is not the case.

Review of Risk Management Controls
We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the

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company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.

Classified Boards
Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

Board Tenure and Refreshment
Glass Lewis strongly supports routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. This said, we recognize a lack of refreshment can contribute to a lack of board responsiveness to poor company performance. We may consider recommending voting against directors with a lengthy tenure (e.g. over 12 years) when we identify significant performance or governance concerns indicating that a fresh perspective would be beneficial and we find no evidence of board refreshment.

Board Diversity
Glass Lewis values the importance of board diversity, believing there are a number of benefits from having individuals with a variety of backgrounds serving on boards.. We consider the diversity of backgrounds, skills and experience of directors when evaluating board diversity. If a board has failed to address material concerns regarding the mix of skills and experience of the non-executive directors or when it fails to meet legal requirements or the best practice standard prevalent in the market for gender quotas and has not disclosed any cogent explanation or plan regarding its approach to board diversity, we will consider recommending voting against the chair of the nominating committee.

Board Responsiveness
Glass Lewis believes that any time 20% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders, particularly in the case of a compensation or director election proposal. While the 20% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a remuneration proposal, etc.), it will be a contributing factor to recommend a vote against management's recommendation in the event we determine that the board did not respond appropriately.

As a general framework, our evaluation of board responsiveness involves a review of the publicly available disclosures released following the date of the company's last annual meeting up through the publication date of our most current Proxy Paper.

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Separation of the Roles of Chair and CEO
Glass Lewis believes that separating the roles of corporate officers and the chair of the board is a better governance structure than a combined executive/chair position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.

We view an independent chair as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

In the absence of an independent chair, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chair.

We may recommend voting against the chair of the nominating committee when the chair and CEO roles are combined and the board has not appointed an independent presiding or lead director.

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II. FINANCIAL REPORTING

Accounts and Reports
Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. We will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, we will recommend that shareholders abstain from voting on this proposal.

Income Allocation (Distribution of Dividends)
In many countries, companies must submit the allocation of income for shareholder approval. We will generally recommend voting for such a proposal. However, we will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation.

Appointment of Auditors and Authority to Set Fees
We believe that role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders. We generally support management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where we believe the independence of an incumbent auditor or the integrity of the audit has been compromised. However, we generally recommend voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:

•	When audit fees added to audit-related fees total less than one-half of total fees.

•
When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

•	When the company has aggressive accounting policies.

•	When the company has poor disclosure or lack of transparency in financial statements.

•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

•
When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

•	Where the auditor’s tenure is lengthy (e.g. over 10 years) and when we identify any ongoing litigation or significant controversies which call into question an auditor's effectiveness

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III. COMPENSATION

Compensation Report/Compensation Policy
We closely review companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.

We will usually recommend voting against approval of the compensation report or policy when the following occur:

•	Gross disconnect between pay and performance;

•	Performance goals and metrics are inappropriate or insufficiently challenging;

•
Lack of disclosure regarding performance metrics and goals as well as the extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking;

•	Excessive weighting of short-term (e.g., generally less than three year) performance measurement in incentive plans;

•	Excessive discretion afforded to or exercised by management or the compensation committee to deviate from defined performance metrics and goals in making awards;

•	Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing;

•	Guaranteed bonuses are established;

•	Egregious or excessive bonuses, equity awards or severance payments;

•	Excessive increases (e.g. over 10%) in fixed payments such as salary or pension entitlements that are not adequately justified

In addition, we look for the presence of other structural safeguards, such as clawback and malus policies for incentive plans. The absence of such safeguards may contribute to a negative recommendation.

Long-Term Incentive Plans
Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. Tying a portion of an employee’s compensation to the performance of the Company provides an incentive to maximize share value. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees. In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.

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Performance-Based Equity Compensation
Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment). Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets.

We generally recommend that shareholders vote in favor of performance-based option requirements. There should be no retesting of performance conditions for all share- and option- based incentive schemes. We will generally recommend that shareholders vote against performance-based equity compensation plans that allow for re-testing.

Director Compensation
Glass Lewis believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. We support compensation plans that include non performance-based equity awards. Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.

Retirement Benefits for Directors
We will typically recommend voting against proposals to grant retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.

Limits on Executive Compensation
As a general rule, Glass Lewis believes that shareholders should not seek to micromanage executive compensation programs. Such matters should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as an appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives sustainable growth. However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.

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IV. GOVERNANCE STRUCTURE

Amendments to the Articles of Association
We will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. We are opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, we will analyze each change individually and will recommend voting for the proposal only when we believe that the amendments on balance are in the best interests of shareholders.

Anti-Takeover Measures

Dual-Class Share Structures
Glass Lewis believes dual-class voting structures are typically not in the best interests of common shareholders. We believe the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders.

We generally consider a dual-class share structure to reflect negatively on a company's overall corporate governance. Because we believe that allowing one vote per share best protects the interests of shareholders, we typically recommend that shareholders vote in favor of recapitalization proposals to eliminate dual-class share structures. Similarly, we will generally recommend voting against proposals to adopt a new class of common stock.

Poison Pills (Shareholder Rights Plans)
Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation. In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

Supermajority Vote Requirements
Glass Lewis favors a simple majority voting structure except where a supermajority voting requirement is explicitly intended to protect the rights of minority shareholders in a controlled company. In the case of non-controlled companies, supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to their interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

Increase in Authorized Shares
Glass Lewis believes that having adequate capital stock available for issuance is important to the operation of a company. We will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While we believe that

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having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.

In general, we will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding. In markets where such authorities typically also authorize the board to issue new shares without separate shareholder approval, we apply the policy described below on the issuance of shares.

Issuance of Shares
Issuing additional shares can dilute existing holders in some circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, we typically recommend against the issuance. In the case of a private placement, we will also consider whether the company is offering a discount to its share price.

In general, we will support proposals to authorize the board to issue shares (with pre-emption rights) when the requested increase is equal to or less than the current issued share capital. This authority should generally not exceed five years. In accordance with differing market best practice, in some countries, if a proposal seeks to issue shares exceeding 33% of issued share capital, the company should explain the specific rationale, which we analyze on a case-by-case basis.

We will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on best practice in the country in which the company is located. This authority should not exceed five years, or less for some countries.

Repurchase of Shares
We will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than 10-15% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price).

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V. ENVIRONMENTAL AND SOCIAL RISK

Glass Lewis generally believes decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, are best left to management and the board as they in almost all cases have more and better information about company strategy and risk. However, when there is a clear link between the subject of a shareholder proposal and value enhancement or risk mitigation, Glass Lewis will recommend in favor of such proposal where the company has failed to or inadequately addressed the issue.

We strongly feel that shareholders should not attempt to micromanage the company, its business or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and hold directors accountable through the election of directors.

To this end, we examine the circumstances at each company on a case-by-case basis. We thoroughly research each firm, using publicly available information, such as annual reports, sustainability reports, companies’ websites, NGO websites, and news sources. When we identify situations where shareholder value may be at risk, we will note our concerns in the relevant section of the Proxy Paper analysis as well as in any applicable shareholder proposals. Though relatively rare, should a shareholder proposal seek action on a specific ESG issue, Glass Lewis will recommend voting in favor of such a proposal when we believe its implementation will enhance or protect shareholder value. We will also recommend voting in favor of a proposal if we believe supporting such proposal will promote disclosure of significant risk exposure.

In limited cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, we will recommend shareholders vote against: (i) ratification of board and/or management acts; (ii) approving a company’s accounts and reports and/or; (iii) directors (in egregious cases).

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VANECK FUNDS
PART C
OTHER INFORMATION
ITEM 28. EXHIBITS.

(a)	Master Trust Agreement and Amendments, filed herewith.

(b)	Amended and Restated By-Laws of Registrant.(14)

(c)
Rights of security holders are contained in Articles IV, V and VI of the Registrant’s Amended and Restated Master Trust Agreement, as amended, and Article 9 of the Registrant’s Amended and Restated By-Laws, both of which are incorporated by reference above.

(d)	(1) Advisory Agreement.(1)

(2)	Advisory Agreement with respect to Global Hard Assets Fund.(1)

(3)	Advisory Agreement with respect to Emerging Markets Fund (formerly known as Global Balanced Fund).(3)

(4)
(i) Investment Advisory Agreement with respect to Emerging Markets Bond Fund (formerly known as Unconstrained Emerging Markets Bond Fund) and Long/Short Equity Index Fund (formerly known as Long/Short Equity Fund), VanEck NDR Managed Allocation Fund and VanEck Morningstar Wide Moat Fund.(8)

(ii) Revised Exhibit A, effective as of November 6, 2017, to the Investment Advisory Agreement.(16)
(5) (i) Investment Advisory Agreement with respect to CM Commodity Index Fund.(11)

(ii)	Revised Appendix A, effective as of May 1, 2014, to the Investment Advisory Agreement.(13)

(iii)	Appendix B, effective as of May 1, 2014, to the Investment Advisory Agreement.(12)

(e)	(1) Distribution Agreement.(1)

(2)	Letter Agreement adding Class C shares of International Investors Gold Fund to Distribution Agreement.(1)

(3)	Letter Agreement adding Class A and Class C shares of Global Hard Assets Fund to Distribution Agreement.(1)

(4)	Letter Agreement adding Class A shares of Emerging Markets Fund (formerly known as Global Balanced Fund) to Distribution Agreement.(3)

(5)	Letter Agreement adding CM Commodity Index Fund and Low Volatility Enhanced Commodity Fund (formerly known as Long/Flat Commodity Index Fund) to Distribution Agreement.(8)

(6)	Letter Agreement adding Emerging Markets Bond Fund (formerly known as Unconstrained Emerging Markets Bond Fund) to Distribution Agreement.(9)

(7)	Letter Agreement adding Class A shares of Long/Short Equity Index Fund (formerly known as Long/Short Equity Fund) to Distribution Agreement.(12)

(8)	Letter Agreement adding Class A and Class I shares of VanEck NDR Managed Allocation Fund to Distribution Agreement.(15)
(9) Letter Agreement adding VanEck Morningstar Wide Moat Fund to Distribution Agreement.(16)

(10)	Letter Agreement to Distribution Agreement.(18)

# 3225409 v. 1

(f)	(1) Simplified Employee Plan.(1)

(2)	Amended Retirement Plan for Self-Employed Individuals, Partnerships and Corporations Using Shares of International Investors Incorporated or the VanEck Funds.(1)

(g)	Custodian Agreement.(2)

(h)	(1) Accounting and Administrative Services Agreement.(1)

(2)	Letter Agreement adding International Investors Gold Fund to Accounting and Administrative Services Agreement.(1)

(3)	Forms of Procedural Agreement, Customer Agreement and Safekeeping Agreement with Merrill Lynch Futures Inc. and Morgan Stanley.(1)

(4)	Letter Agreement adding Emerging Markets Fund (formerly known as Global Balanced Fund) to Accounting and Administrative Services Agreement.(3)

(5)	Data Access Service Agreement.(3)

(6)	Transfer Agency Agreement.(3)

(7)	Form of Trustee Indemnification Agreement.(5)

(8)	Form of Participation Agreement with Unaffiliated Fund Complexes.(6)

(i)	(1) Opinion and Consent of Counsel.(1)

(2)	Opinion and Consent of Counsel with respect to the addition of Class I of Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund.(4)

(3)	Opinion and Consent of Counsel with respect to the addition of Class Y of Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund.(7)

(4)	Opinion and Consent of Counsel with respect to CM Commodity Index Fund and Low Volatility Enhanced Commodity Fund (formerly known as Long/Flat Commodity Index Fund).(8)

(5)	Opinion and Consent of Counsel with respect to Emerging Markets Bond Fund (formerly known as Unconstrained Emerging Markets Bond Fund).(10)

(6)	Opinion and Consent of Counsel with respect to Long/Short Equity Index Fund (formerly known as Long/Short Equity Fund).(12)

(7)	Opinion and Consent of Counsel with respect to VanEck NDR Managed Allocation Fund.(15)

(8)	Opinion and Consent of Counsel with respect to VanEck Morningstar Wide Moat Fund.(16)

(9)	Opinion and Consent of Counsel with respect to the addition of Class Z shares of Emerging Markets Fund.(18)

(j) (1)	Consent of Stradley Ronon Stevens & Young LLP, filed herewith.

(2)	Consent of Independent Registered Public Accounting Firm, filed herewith.
(3)    Powers of Attorney. (17).

(k)	Not applicable.

(l)	Not applicable.

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(m)	(1) Form of Amended and Restated Plan of Distribution pursuant to Rule 12b-1.(8)

(2)	Amended Exhibit A to Amended and Restated Plan of Distribution pursuant to Rule 12b-1.(12)

(n)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3.(16)

(o)	Reserved.

(p)	(1) Code of Ethics of the Registrant.(18)

(2)	Code of Ethics of Registrant’s Investment Advisers and its Principal Underwriter, filed herewith.
(1) Incorporated by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed on March 1, 1999.
(2) Incorporated by reference to Post-Effective Amendment No. 55 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed on March 19, 2001.
(3) Incorporated by reference to Post-Effective Amendment No. 63 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed February 25, 2005.
(4) Incorporated by reference to Post-Effective Amendment No. 66 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed May 1, 2006.
(5) Incorporated by reference to Post-Effective Amendment No. 67 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed April 30, 2007.
(6) Incorporated by reference to Post-Effective Amendment No. 78 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed April 3, 2009.
(7) Incorporated by reference to Post-Effective Amendment No. 82 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed April 30, 2010.
(8) Incorporated by reference to Post-Effective Amendment No. 100 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed November 22, 2010.
(9) Incorporated by reference to Post-Effective Amendment No. 106 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed April 27, 2012.
(10) Incorporated by reference to Post-Effective Amendment No. 112 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed June 27, 2012.
(11) Incorporated by reference to Post-Effective Amendment No. 114 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed April 19, 2013.
(12) Incorporated by reference to Post-Effective Amendment No. 118 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed December 6, 2013.
(13) Incorporated by reference to Post-Effective Amendment No. 122 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed April 30, 2014.
(14) Incorporated by reference to Post-Effective Amendment No. 131 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed April 25, 2016.
(15) Incorporated by reference to Post-Effective Amendment No. 134 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed May 10, 2016.
(16) Incorporated by reference to Post-Effective Amendment No. 153 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed November 3, 2017.

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(17) Incorporated by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed on April 24, 2019.
(18) Incorporated by reference to Post-Effective Amendment No. 160 to the Registrant's Registration Statement, File Nos. 002-97596 and 811-04297, filed on September 6, 2019.
ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.
Not Applicable.
ITEM 30. INDEMNIFICATION.
Reference is made to the Amended and Restated Master Trust Agreement of the Registrant, as amended, each Advisory Agreement, each Sub-Advisory Agreement (if any), the Distribution Agreement, the Custodian Agreement, and the Data Access Agreement.
The general effect of this Indemnification will be to indemnify the officers, trustees, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee’s, officer’s, employee’s or agent’s office.
Reference is also made to the individual Trustee Indemnification Agreements entered into with each of the Trustees of the Registrant. The Indemnification Agreements do not supersede or replace the indemnification under the Amended and Restated Master Trust Agreement of the Registrant, as amended. The Indemnification Agreements supplement the protections under the Amended and Restated Master Trust Agreement, by clarifying the scope of certain terms of the Amended and Restated Master Trust Agreement and providing a variety of procedural benefits, including with respect to protection from modification of the indemnification, term and survival of Registrant’s obligations, and procedural enhancements with respect to, among other things, advancement of expenses, determination of entitlement, indemnification for expenses incurred by a Trustee as a witness and selection of counsel.
Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.
Van Eck Associates Corporation and, solely for the CM Commodity Index Fund, Van Eck Absolute Return Advisers Corporation (the “Van Eck Advisers”) are registered investment advisers and provide investment advisory services to the Registrant. Descriptions of the Van Eck Advisers, as applicable, under the caption “Management of the Funds” in the Registrant’s Prospectuses and under the caption “Investment Advisory Services” in the Registrant’s Statements of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information as to any business, profession, vocation or employment of a substantial nature engaged in by the Van Eck Advisers and their officers, directors or partners within the past two fiscal years is set forth under the caption “Trustees and Officers” in the Registrant’s Statements of Additional Information and in their Form ADVs filed with the SEC (File No. 801-21340 for Van Eck Associates Corporation and File No. 801-65186 for Van Eck Absolute Return Advisers Corporation), all of which are incorporated herein by reference.

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ITEM 32. PRINCIPAL UNDERWRITERS

(a)	Van Eck Securities Corporation, principal underwriter for the Registrant, also distributes shares of VanEck VIP Trust and VanEck Vectors ETF Trust.

(b)
The following table presents certain information with respect to each director and officer of Van Eck Securities Corporation. The principal business address for each director and officer of Van Eck Securities Corporation is 666 Third Avenue, 9th Floor, New York, New York 10017.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Matthew A. Babinsky	Assistant Vice President, Assistant General Counsel and Assistant Secretary	Assistant Vice President and Assistant Secretary
Kristen Capuano	Managing Director, Head of Marketing and Product Strategy	N/A
Laura Hamilton	Assistant Vice President	Vice President
Brendan Gundersen	Managing Director, Head of Institutional Sales	N/A
Richard Potocki	Managing Director, Head of US Distribution	N/A
Matthew Bartlett	Manager, Internal Sales Desk	N/A
Laura Martinez	Vice President, Associate General Counsel and Assistant Secretary	Vice President and Assistant Secretary
Lee Rappaport	Vice President, Chief Financial Officer and Treasurer	N/A
Jonathan R. Simon	Director, Senior Vice President, General Counsel and Secretary	Senior Vice President, Chief Legal Officer and Secretary
Bruce J. Smith	Director	N/A
F. Michael Gozzillo	Chief Compliance Officer	Chief Compliance Officer
Jan F. van Eck	Director, President and Chief Executive Officer	Chief Executive Officer, President and Trustee

(c)	Not Applicable
ITEM 33. LOCATION OF ACCOUNTS AND RECORDS.
The location of accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended (“1940 Act”), and the Rules promulgated thereunder is set forth below.
Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(1), 31a-1(b)(2)(i), 31a-1(b)(2)(ii), 31a-1(b)(2)(iii), 31a-1(b)(4), 31a-1(b)(5), 31a-1(b)(6), 31a-1(b)(7), 31a-1(b)(8), 31a-1(b)(9), 31a-1(b)(10), 31a-1(b)(11), 31a-1(b)(12), 31a-1(d), 31a-1(f), 31a-2(a)(1) and 31a-2(e) are located at Van Eck Associates Corporation and Van Eck Absolute Return Advisers Corporation, 666 Third Avenue, 9th Floor, New York, New York 10017.
Accounts, books and documents maintained pursuant to 17 CFR 270 31a-2(c) are located at Van Eck Securities Corporation, 666 Third Avenue, 9th Floor, New York, New York 10017.
Accounts, books and documents relating to the custodian are located at State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.
Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(2)(iv) and 31a-2(a)(1) are located at DST Systems, Inc., 21 West Tenth Street, Kansas City, MO 64105.
Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(3), 31a-1(c), 31a-1(e), 31a-2(b), 31a-2(d) and 31a-3 are not applicable to the Registrant.

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All other records are maintained at the offices of the Registrant at 666 Third Avenue, 9th Floor, New York, New York 10017.
ITEM 34. MANAGEMENT SERVICES.
None.
ITEM 35. UNDERTAKINGS.
Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of April, 2020.

VANECK FUNDS

By:    /s/ Jonathan R. Simon
Name:    Jonathan R. Simon
Title:     Senior Vice President, Secretary and Chief Legal Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

/s/ Jan F. van Eck* Jan F. van Eck	Chief Executive Officer, President and Trustee	April 28, 2020
/s/ John J. Crimmins* John J. Crimmins	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	April 28, 2020
/s/ Jane DiRenzo Pigott* Jane DiRenzo Pigott	Trustee	April 28, 2020
/s/ Jon Lukomnik* Jon Lukomnik	Trustee	April 28, 2020
/s/ R. Alastair Short* R. Alastair Short	Trustee	April 28, 2020
/s/ Richard D. Stamberger* Richard D. Stamberger	Trustee	April 28, 2020
/s/ Robert L. Stelzl* Robert L. Stelzl	Trustee	April 28, 2020

*By:    /s/ Jonathan R. Simon
Jonathan R. Simon
Attorney-In-Fact
April 28, 2020

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EXHIBIT INDEX

(a)        Master Trust Agreement and Amendments.

(j)(1)    Consent of Stradley Ronon Stevens & Young LLP.

(j)(2)    Consent of Independent Registered Public Accounting Firm.

(p)(2) Code of Ethics of Registrant’s Investment Advisers and its Principal Underwriter.

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